UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Tammie Lee, Esq. UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2014

Item 1.  Reports to Stockholders.

UBS Fixed
Income Funds

December 31, 2014

The UBS Funds—Fixed Income

Semiannual Report

President's letter	1
Market commentary	3
Fixed Income Funds
UBS Core Plus Bond Fund	4
UBS Emerging Markets Debt Fund	19
UBS Fixed Income Opportunities Fund	31
UBS Municipal Bond Fund	48
Explanation of expense disclosure	55
Statement of assets and liabilities	58
Statement of operations	62
Statement of changes in net assets	64
Financial highlights	66
Notes to financial statements	73
General information	96
Board approval of investment advisory agreement	97

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President's letter

February 17, 2015

Dear Shareholder,

Almost six years after the end of the Great Recession, the US economy is firmly leading the global recovery. But sluggish growth in other developed countries and weakening growth in emerging markets paint a decidedly mixed global economic picture, which, along with geopolitical risks around the world, are feeding a general mood of uncertainty. In this environment, the temptation may be strong for investors to concentrate their portfolios within their borders, but the wisdom of holding a diversified portfolio is timeless. And it is during times of uncertainty that it is more important than ever to have a partner that understands and can navigate complex global markets to build portfolios that balance risks and rewards.

There are many concrete signs that the US economy is beginning to meaningfully strengthen and is well-positioned for future growth. The US added 3 million jobs in 2014, the most since 1999, and the price of oil fell 46% during the year, saving Americans an estimated $14 billion at the pump. In all, Americans are feeling better about the state of the economy, with consumer confidence at its highest level since October 2007, before the Great Recession began. Looking forward, economists are predicting US gross domestic product ("GDP") growth to exceed 3% in 2015, which would be its highest growth rate in ten years. Employment in the US should continue to improve this year, while lower oil prices keep inflation muted.

Internationally, confidence in the strength of America's main economic indicators is contributing to the rising value of the US dollar. The accelerating US recovery comes as growth in China appears to be slowing, Japan emerges from its fourth recession since 2008, and the Eurozone as well as many commodity-exporting economies show weakness. The divergence between the US and other world economies is most apparent in the 2014 GDP figures. While the US economy posted 2.4% GDP growth in 2014, the Eurozone and Japan grew by an estimated 0.8% and 0.9%, respectively, over the same period. The European Central Bank recently initiated a quantitative easing (QE) program, similar to the one just ended in the US, in an effort to stimulate the Eurozone economy. Growth is weakening in emerging markets countries, even as they continue to grow faster than their developed counterparts. China's 2014 GDP growth of 7.3% looks impressive at first glance but is the country's slowest growth rate since 1990. More broadly, emerging markets growth decelerated to 4.4% in 2014 from 4.7% in 2013. In a generally weak global environment, investors are looking to the United States as a country with a relatively attractive economy. The US dollar has risen about 15% against other major currencies since mid-2014, as investors around the globe have brought their capital to the United States.

In this environment, investors face a new set of challenges, some of them unexpected. The rising strength of the US dollar has far-reaching effects on the global investment landscape. As with any major economic trend, there are winners and losers. On the positive side, US consumers benefit. The stronger US dollar contributes to lower oil prices by reducing the cost of imports, which also keeps inflation in check. This, in turn, boosts the real disposable income of the average American household. On the other hand, the impact on businesses is decidedly more mixed. The upside is that American companies that source most of their materials from abroad will find them less expensive, which could boost profit margins or allow savings to be passed on to consumers. Foreign firms that export products to the US also benefit, as their products become relatively less expensive for US consumers.

But the strengthening US dollar also can negatively impact both US and foreign-based businesses. In the US, almost half of the revenues of S&P 500 companies come from overseas, and an even higher share of net profits. Because these transactions are recorded in currencies that are weakening against the US dollar, it has the same effect as if these US-based companies were selling their products at a discount. Internationally, some companies in

1

President's letter

emerging markets economies obtain financing denominated in US dollars to hedge against uncertainty in their local currencies. Many of these companies may now need to raise more cash in their own currencies to repay their dollar-denominated debt, negatively impacting their financial positions.

Amid this mixed picture, investors may be challenged to find investments that may profit from current trends and avoid those that could be negatively impacted. In this environment, we believe investors can benefit from the resources of a global partner that has a comprehensive understanding of investment risks and opportunities, as UBS Global Asset Management does. Our research capabilities and global perspective are crucial elements in navigating the far-reaching effects of economic trends and pursuing the best investment outcomes for our clients. This knowledge and discernment informs our ability to actively manage the UBS family of funds with an eye toward benefiting from major trends, while mitigating downside risks.

UBS Global Asset Management remains committed to applying rigorous research and active management to achieve the sustainable performance that our clients need in order to meet their goals. As we continue to evolve our funds to take advantage of changing market conditions, we rely on our firm's client-oriented culture to guide everything we do. It is in this spirit, responding to clients' needs, that we recently introduced the newest member of the UBS fund family: The UBS Municipal Bond Fund. The fund provides a powerful diversifier for individuals interested in potentially tax-free income. By drawing upon proprietary credit research to scrutinize underlying issuers, the UBS Municipal Bond Fund uses active management to gain an information edge in the market.

We embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

2

The markets in review

Mixed growth in the developed world

The Commerce Department reported that gross domestic product ("GDP") grew at a 5.0% seasonally adjusted annualized rate during the third quarter of 2014, and its initial estimate for fourth-quarter GDP growth was 2.6%.1 This followed the first quarter's contraction in GDP of 2.1%, a temporary setback for the economy after three consecutive years of generally modest growth, which was followed by second quarter GDP growth of 4.6%.

The Federal Reserve Board (the "Fed") largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the federal funds rate at a historically low range between 0% and 0.25%. The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis. During the six months ended December 31, 2014, the Fed wound down its asset purchase program, also known as quantitative easing or QE, a process called tapering, which it began in January 2014. At its meeting in December 2013, the Fed said "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." The Fed further reduced QE over several months, and its meeting in October, it said it had concluded its asset purchase program. Finally, at its meeting that concluded on December 17, 2014, the Fed said "Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy."

In its October 2014 World Economic Outlook, the International Monetary Fund ("IMF") said "Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery." From a regional perspective, the IMF estimates 2014 growth was 0.8% in the eurozone, versus -0.4% in 2013. Japan's economy is expected to have grown 0.9% in 2014, compared to 1.5% in 2013. Elsewhere, the IMF estimates that overall growth in emerging market countries decelerated in 2014, with expected growth of 4.4% versus 4.7% in 2013.

Positive returns for higher-quality fixed income securities

When 2014 began, there were expectations that the US economy would continue to expand and that Treasury yields would move higher. As discussed, while the US economy was initially weak, it quickly recovered and grew at a solid pace. However, concerns about global growth, sharply falling oil prices and geopolitical concerns triggered several flights to quality. Against this backdrop, the yield on the 10-year Treasury fell from 2.53% to 2.17% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index,2 gained 1.96%. Riskier fixed income securities produced weak results during the six months ended December 31, 2014. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index3 declined 2.93% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),4 fell 3.27%.

1  Based on the Commerce Department's initial estimate announced on January 30, 2015, after the reporting period had ended.

2  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

3

UBS Core Plus Bond Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS Core Plus Bond Fund (the "Fund") gained 2.20% (Class A shares returned -2.37% after the deduction of the maximum sales charge), while Class P shares rose 2.23%. The Fund's benchmark, the Barclays US Aggregate Index (the "Index"), returned 1.96% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return during the reporting period, largely due to currency management and yield curve positioning.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to facilitate specific duration and yield curve strategies. Credit derivatives (such as credit default swaps and options on credit default swaps) were used to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection. Throughout the period, the Fund engaged in foreign exchange forwards to help implement its active currency positions. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies. Overall, while spread management detracted, currency strategies and yield curve management contributed to results over the period.

Portfolio performance summary1

What worked

•  Currency positioning was additive to performance during the reporting period. The US dollar continued to appreciate against a basket of developed market currencies during the reporting period. We generally maintained a positive view on the US dollar versus other developed market currencies, primarily the euro and the Japanese yen. This was based on diverging economic trends and central bank policies. In particular, we favored the US dollar over currencies of countries with weaker growth prospects or the potential for more supportive monetary policy.

•  Yield curve positioning was additive to performance. The Fund was positioned to benefit from a flattening of the yield curve. (When the yield curve flattens, the difference in yields between long-term bonds and short-term bonds decreases, either as a result of longer-term bond yields declining or shorter-term bond yields increasing.) This played out during the reporting period, as shorter-term yields modestly increased and investors started to price in the likelihood of rate hikes by the Federal Reserve Board. In contrast, longer-term yields declined given solid investor demand.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

4

UBS Core Plus Bond Fund

What didn't work

•  The Fund's allocation to US high yield corporate bonds detracted from performance. High yield corporate bond spreads widened substantially during the reporting period, mostly driven by the energy sector following the precipitous decline in the price of oil. The energy sector has broadly fallen in price, negatively impacting many companies that are less directly impacted by oil. Therefore, in addition to closely reassessing existing holdings at current valuations, we are looking to identify possible buying opportunities for companies that we like on a fundamental level and that have been affected as part of the overall risk-off environment.

•  Security selection of investment grade corporate bonds detracted from performance. In particular, the Fund's energy-related issues underperformed on the heels of volatility in the price of oil coupled with a seasonal lack of liquidity at the end of the year.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

5

UBS Core Plus Bond Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.20%	6.62%	5.15%	2.76%
Class C2	1.84	6.12	4.62	2.23
Class P3	2.23	6.90	5.40	3.01
After deducting maximum sales charge
Class A1	(2.37)%	1.80%	4.18%	2.28%
Class C2	1.10	5.37	4.62	2.23
Barclays US Aggregate Index[4]	1.96%	5.97%	4.45%	4.71%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.70% and 0.65%; Class C—2.29% and 1.15%; Class P—1.39% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2015, do not exceed 0.64% for Class A shares, 1.14% for Class C shares and 0.39% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

6

UBS Core Plus Bond Fund

Top ten long-term fixed income holdings

(unaudited)1

As of December 31, 2014

Percentage of net assets
US Treasury Notes, 1.500%, due 11/30/19	4.2
Federal National Mortgage Association Pools, 3.500%, TBA	3.7
US Treasury Notes, 0.500%, due 08/31/16	3.5
US Treasury Bonds, 3.000%, due 11/15/44	2.9
Federal National Mortgage Association Pools, 3.000%, TBA	2.5
Federal Home Loan Mortgage Corp. Gold Pools, 3.500%, TBA	2.3
US Treasury Bonds, 3.125%, due 08/15/44	2.3
US Treasury Notes, 0.500%, due 09/30/16	2.1
Government National Mortgage Association Pools, 4.000%, TBA	1.7
Federal National Mortgage Association Pools, 4.000%, TBA	1.7
Total	26.9%

1  Figures represent the direct investments of UBS Core Plus Bond Fund. Figures might be different if a breakdown of the underlying investment companies was included.

7

UBS Core Plus Bond Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2014

Bonds
Corporate bonds
Air freight & logistics	0.16%
Automobiles	0.33
Banks	4.67
Beverages	0.25
Biotechnology	0.17
Capital markets	1.30
Chemicals	0.60
Commercial services & supplies	0.28
Communications equipment	0.45
Consumer finance	0.66
Diversified financial services	0.11
Diversified telecommunication services	0.91
Electric utilities	0.69
Electronic equipment, instruments & components	0.26
Energy equipment & services	0.17
Food & staples retailing	0.17
Food products	0.48
Health care providers & services	0.19
Hotels, restaurants & leisure	0.57
Independent power and renewable electricity producers	0.03
Insurance	1.98
Internet & catalog retail	0.19
IT services	0.29
Machinery	0.20
Media	1.55
Metals & mining	1.64
Multi-utilities	0.31
Oil, gas & consumable fuels	4.70
Pharmaceuticals	0.58
Real estate investment trust (REIT)	0.77
Road & rail	1.10
Semiconductors & semiconductor equipment	0.16
Technology hardware, storage & peripherals	0.14
Tobacco	0.54
Trading companies & distributors	0.33
Wireless telecommunication services	0.50
Total corporate bonds	27.43%
Asset-backed securities	3.11%
Commercial mortgage-backed securities	7.67
Mortgage & agency debt securities	30.61
Municipal bonds	1.77
US government obligations	16.15
Non-US government obligations	2.43
Total bonds	89.17%
Investment company
UBS High Yield Relationship Fund	1.51
Short-term investments	27.66
Options purchased	0.13
Investment of cash collateral from securities loaned	0.73
Total investments	119.20%
Liabilities, in excess of cash and other assets	(19.20)
Net assets	100.00%

1  Figures represent the direct investments of UBS Core Plus Bond Fund. Figures might be different if a breakdown of the underlying investment companies was included.

8

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount	Value
Bonds: 89.17%
Corporate bonds: 27.43%
Brazil: 1.63%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	$150,000	$141,000
Petrobras Global Finance BV, 3.250%, due 03/17/17	150,000	139,905
Petrobras International Finance Co., SA, 5.375%, due 01/27/21	120,000	110,940
Vale Overseas Ltd., 4.375%, due 01/11/22[2]	85,000	81,064
6.875%, due 11/21/36	30,000	31,626
Total Brazil corporate bonds		504,535
Canada: 0.61%
Barrick Gold Corp., 3.850%, due 04/01/22[2]	130,000	125,105
Rogers Communications, Inc., 5.000%, due 03/15/44	25,000	27,339
Teck Resources Ltd., 6.250%, due 07/15/41	40,000	36,874
Total Canada corporate bonds		189,318
Cayman Islands: 0.22%
Seagate HDD Cayman, 5.750%, due 12/01/34[1]	40,000	42,185
XLIT Ltd., 6.375%, due 11/15/24	21,000	24,984
Total Cayman Islands corporate bonds		67,169
China: 0.65%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]	200,000	199,665
France: 0.17%
Total Capital International SA, 3.750%, due 04/10/24	50,000	51,806
Israel: 0.48%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	70,000	71,420
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	75,000	76,854
Total Israel corporate bonds		148,274
Mexico: 0.67%
America Movil SAB de CV, 5.000%, due 03/30/20	115,000	126,960
Petroleos Mexicanos, 4.875%, due 01/24/22	75,000	78,375
Total Mexico corporate bonds		205,335
	Face amount	Value
Netherlands: 0.13%
LYB International Finance BV, 4.875%, due 03/15/44	$40,000	$41,151
Norway: 0.11%
Statoil ASA, 4.800%, due 11/08/43	30,000	34,109
Spain: 0.82%
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]	100,000	100,147
Telefonica Emisiones SAU, 3.192%, due 04/27/18	150,000	154,251
Total Spain corporate bonds		254,398
United Kingdom: 1.49%
Barclays Bank PLC, 5.140%, due 10/14/20	100,000	107,549
HSBC Holdings PLC, 6.500%, due 09/15/37	100,000	128,489
Imperial Tobacco Finance PLC, 3.500%, due 02/11/23[1]	110,000	108,079
Lloyds Bank PLC, 6.500%, due 09/14/20[1]	100,000	115,872
Total United Kingdom corporate bonds		459,989
United States: 20.45%
21st Century Fox America, Inc., 6.200%, due 12/15/34	35,000	44,691
ADT Corp., 3.500%, due 07/15/22	100,000	85,250
Ally Financial, Inc., 8.000%, due 03/15/20	9,000	10,620
Altria Group, Inc., 5.375%, due 01/31/44	25,000	28,458
9.950%, due 11/10/38	18,000	30,792
American International Group, Inc., 4.500%, due 07/16/44	70,000	73,956
Anadarko Petroleum Corp., 5.950%, due 09/15/16	95,000	101,591
Anheuser-Busch InBev Worldwide, Inc., 8.200%, due 01/15/39	50,000	77,191
Bank of America Corp., 4.200%, due 08/26/24	70,000	71,311
5.625%, due 07/01/20	75,000	85,394
6.110%, due 01/29/37	100,000	118,075
Boston Properties LP, REIT, 3.800%, due 02/01/24	60,000	61,660
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	90,000	103,781
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	55,000	60,500

9

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Celgene Corp., 4.000%, due 08/15/23	$50,000	$52,626
CF Industries, Inc., 3.450%, due 06/01/23	150,000	146,632
CIT Group, Inc., 5.500%, due 02/15/19[1]	10,000	10,550
Citigroup, Inc., 5.500%, due 09/13/25	300,000	331,951
Comcast Corp., 6.300%, due 11/15/17	45,000	50,965
6.950%, due 08/15/37	25,000	35,222
Continental Resources, Inc., 4.900%, due 06/01/44[2]	50,000	43,333
DIRECTV Holdings LLC, 6.000%, due 08/15/40	80,000	89,663
DISH DBS Corp., 7.875%, due 09/01/19	10,000	11,350
DPL, Inc., 7.250%, due 10/15/21	85,000	86,700
El Paso Pipeline Partners Operating Co., LLC, 5.000%, due 10/01/21	80,000	84,138
Energy Transfer Partners LP, 9.000%, due 04/15/19	130,000	159,553
ERAC USA Finance LLC, 2.800%, due 11/01/18[1]	80,000	81,715
ERP Operating LP, REIT, 4.750%, due 07/15/20	35,000	38,452
FedEx Corp., 3.875%, due 08/01/42	50,000	48,187
FirstEnergy Transmission LLC, 5.450%, due 07/15/44[1]	40,000	43,115
Flextronics International Ltd., 5.000%, due 02/15/23	80,000	80,841
Ford Motor Co., 7.450%, due 07/16/31	75,000	101,820
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	125,000	154,832
Frontier Communications Corp., 8.500%, due 04/15/20	10,000	11,150
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	25,000	34,147
Glencore Funding LLC, 2.500%, due 01/15/19[1]	120,000	118,161
Goldman Sachs Group, Inc., 5.750%, due 01/24/22	80,000	92,543
6.150%, due 04/01/18	100,000	112,242
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	80,000	98,335
	Face amount	Value
Host Hotels & Resorts LP, Series D, 3.750%, due 10/15/23	$60,000	$59,847
International Lease Finance Corp., 7.125%, due 09/01/18[1]	90,000	100,800
JPMorgan Chase & Co., 3.875%, due 09/10/24	70,000	70,060
Kinder Morgan Energy Partners LP, 3.950%, due 09/01/22	145,000	143,776
6.500%, due 09/01/39	45,000	50,080
Kinder Morgan, Inc., 5.550%, due 06/01/45	50,000	51,211
Kroger Co., 3.850%, due 08/01/23	50,000	51,844
Lincoln National Corp., 7.000%, due 06/15/40	50,000	69,341
Markel Corp., 3.625%, due 03/30/23	40,000	40,228
Maxim Integrated Products, Inc., 3.375%, due 03/15/23	50,000	49,268
Mondelez International, Inc., 4.000%, due 02/01/24	100,000	104,627
Morgan Stanley, 4.350%, due 09/08/26	60,000	60,358
4.875%, due 11/01/22	105,000	111,518
Motorola Solutions, Inc., 3.500%, due 03/01/23	140,000	137,809
Mylan, Inc., 2.550%, due 03/28/19	30,000	29,885
Northern Trust Corp., 3.950%, due 10/30/25	25,000	26,019
NRG Energy, Inc., 8.250%, due 09/01/20	10,000	10,675
PNC Preferred Funding Trust I, 1.891%, due 12/15/45[1,3,4]	100,000	94,000
PPL Capital Funding, Inc., 3.950%, due 03/15/24	30,000	31,235
Principal Financial Group, Inc., 8.875%, due 05/15/19	90,000	113,238
Prudential Financial, Inc., 5.200%, due 03/15/44[3]	95,000	94,050
6.625%, due 12/01/37	75,000	98,983
QVC, Inc., 4.450%, due 02/15/25	60,000	58,642
Regions Financial Corp., 2.000%, due 05/15/18	70,000	69,313
Ryder System, Inc., 2.350%, due 02/26/19	75,000	74,482
2.550%, due 06/01/19	80,000	80,110
Sempra Energy, 9.800%, due 02/15/19	75,000	96,307
Southern Copper Corp., 3.500%, due 11/08/22	50,000	47,418

10

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Southwestern Electric Power Co., 3.550%, due 02/15/22	$50,000	$51,283
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, due 10/01/34	50,000	50,996
Synchrony Financial, 4.250%, due 08/15/24	40,000	41,045
TCI Communications, Inc., 7.875%, due 02/15/26	50,000	69,740
Tenet Healthcare Corp., 6.000%, due 10/01/20	10,000	10,738
Time Warner Cable, Inc., 6.550%, due 05/01/37	35,000	45,062
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	120,000	161,506
Time Warner, Inc., 6.100%, due 07/15/40	35,000	42,624
Transocean, Inc., 3.800%, due 10/15/22[2]	65,000	52,671
Tyson Foods, Inc., 4.875%, due 08/15/34	40,000	43,879
Valero Energy Corp., 6.625%, due 06/15/37	60,000	70,840
Ventas Realty LP, 2.700%, due 04/01/20	80,000	79,164
3.750%, due 05/01/24	50,000	50,329
Verizon Communications, Inc., 1.991%, due 09/14/18[3]	50,000	52,013
6.400%, due 09/15/33	50,000	61,589
Williams Cos., Inc., 3.700%, due 01/15/23	90,000	80,828
Williams Partners LP, 4.300%, due 03/04/24	50,000	49,908
Wyndham Worldwide Corp., 5.625%, due 03/01/21	110,000	123,002
Xerox Corp., 3.800%, due 05/15/24	90,000	88,266
Total United States corporate bonds		6,322,100
Total corporate bonds (cost $8,335,917)		8,477,849
Asset-backed securities: 3.11%
United States: 3.11%
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D, 2.540%, due 06/08/20	125,000	123,509
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18	150,000	152,212
	Face amount	Value
Series 2014-1, Class C, 2.840%, due 04/22/19	$155,000	$157,272
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	175,000	175,503
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37[5]	39,328	23,532
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.360%, due 04/15/20	155,000	155,869
Series 2014-2, Class D, 2.760%, due 02/18/20	175,000	174,497
Total asset-backed securities (cost $978,199)		962,394
Commercial mortgage-backed securities: 7.67%
United States: 7.67%
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.211%, due 08/15/26[1,3]	150,000	149,909
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.150%, due 12/15/27[1,3]	100,000	100,000
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 1.911%, due 06/15/31[1,3]	125,000	124,330
Commercial Mortgage Loan Trust, Series 2014-CR19, Class C, 4.721%, due 08/10/47[3]	200,000	209,409
Series 2014-LC15, Class C, 4.944%, due 04/10/47[3]	150,000	159,749
Series 2013-LC13, Class C, 5.048%, due 08/10/46[1,3]	200,000	218,235
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class B, 3.417%, due 02/10/28[1,3]	200,000	196,518
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	110,003	113,144
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.061%, due 07/15/31[1,3]	175,000	174,708
Series 2014-GC18, Class C, 4.948%, due 01/10/47[3]	100,000	106,708
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, due 11/05/30[1]	100,000	102,279

11

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class D, 2.661%, due 10/15/29[1,3]	$125,000	$125,022
Series 2013-JWRZ, Class D, 3.151%, due 04/15/30[1,3]	100,000	100,037
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	50,000	51,030
Series 2013-C10, Class C, 4.083%, due 07/15/46[3]	100,000	101,493
Series 2013-C13, Class C, 4.895%, due 11/15/46[3]	50,000	52,959
Starwood Property Trust, Inc., Series 2014-STAR, Class C, 2.661%, due 11/15/27	150,000	150,656
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class AM, 5.818%, due 05/15/46[3]	125,000	135,502
Total commercial mortgage-backed securities (cost $2,357,442)		2,371,688
Mortgage & agency debt securities: 30.61%
United States: 30.61%
Federal Home Loan Mortgage Corp. Gold Pools,[6]
3.500%, TBA	675,000	712,547
3.500%, TBA	125,000	129,971
4.000%, TBA	275,000	293,133
4.500%, TBA	50,000	54,193
#A96140, 4.000%, due 01/01/41	96,715	103,219
#G08451, 4.500%, due 06/01/41	126,121	136,897
#C63008, 6.000%, due 01/01/32	41,880	47,460
#G01717, 6.500%, due 11/01/29	47,105	55,165
Federal National Mortgage Association Pools,[6]
3.000%, TBA	125,000	129,927
3.000%, TBA	750,000	758,672
3.500%, TBA	1,100,000	1,146,664
4.000%, TBA	500,000	533,627
4.500%, TBA	250,000	270,898
5.000%, TBA	275,000	303,827
5.500%, TBA	200,000	223,719
#AP1589, 3.000%, due 08/01/27	79,337	82,687
#AT2725, 3.000%, due 05/01/43	417,876	423,353
#AP6056, 3.000%, due 07/01/43	69,523	70,420
	Face amount	Value
#AS0302, 3.000%, due 08/01/43	$24,901	$25,221
#AU3735, 3.000%, due 08/01/43	95,277	96,502
#AV1735, 3.000%, due 11/01/43	72,256	73,202
#AH4568, 4.000%, due 03/01/41	103,882	110,999
#AE9202, 4.000%, due 09/01/41	391,272	418,080
#AE0106, 4.500%, due 06/01/40	1,151	1,252
#AI6578, 4.500%, due 07/01/41	266,213	289,310
#890209, 5.000%, due 05/01/40	172,498	190,890
#AD9114, 5.000%, due 07/01/40	217,464	241,446
#AJ1422, 5.000%, due 09/01/41	151,162	167,158
#688066, 5.500%, due 03/01/33	92,779	105,263
#688314, 5.500%, due 03/01/33	104,011	118,002
#802481, 5.500%, due 11/01/34	181,745	204,519
#408267, 6.000%, due 03/01/28	13,110	15,075
#323715, 6.000%, due 05/01/29	8,038	9,217
#676733, 6.000%, due 01/01/33	68,657	78,501
#831730, 6.500%, due 09/01/36	73,124	83,275
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.440%, due 02/25/35[3]	30,620	27,538
Government National Mortgage Association Pools, 3.500%, TBA	500,000	524,844
4.000%, TBA	500,000	536,088
4.500%, TBA	325,000	355,101
#G2 AB2784, 3.500%, due 08/20/42	83,884	88,665
#G2 779425, 4.000%, due 06/20/42	94,312	101,920
#G2 2687, 6.000%, due 12/20/28	16,045	18,144
#G2 2794, 6.000%, due 08/20/29	51,636	58,380
#G2 4245, 6.000%, due 09/20/38	42,070	47,433
Total mortgage & agency debt securities (cost $9,293,863)		9,462,404
Municipal bonds: 1.77%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	50,000	62,998
Los Angeles Unified School District, 6.758%, due 07/01/34	110,000	153,369
State of California, GO Bonds, 7.300%, due 10/01/39	90,000	132,061
State of Illinois, GO Bonds, 5.877%, due 03/01/19	180,000	199,519
Total municipal bonds (cost $456,748)		547,947
US government obligations: 16.15%
Tennessee Valley Authority, 2.875%, due 09/15/24	70,000	70,895
US Treasury Bonds, 3.000%, due 11/15/44	850,000	893,297
3.125%, due 08/15/44[2]	650,000	699,765

12

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Concluded)
US government obligations—(Concluded)
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 07/15/24[7]		$325,000	$312,975
US Treasury Notes, 0.500%, due 08/31/16[2]		1,075,000	1,074,580
0.500%, due 09/30/16		650,000	649,238
1.500%, due 11/30/19[2]		1,300,000	1,291,774
Total US government obligations (cost $4,943,576)			4,992,524
Non-US government obligations: 2.43%
Brazil: 0.65%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]		200,000	200,680
Greece: 0.31%
Hellenic Republic, 2.000%, due 02/24/31[5,8]	EUR	150,000	94,384
Mexico: 0.47%
United Mexican States, 4.000%, due 10/02/23		$120,000	126,000
6.750%, due 09/27/34		15,000	19,687
			145,687
Peru: 0.43%
Peruvian Government International Bond, 7.350%, due 07/21/25		100,000	132,500
Philippines: 0.21%
Republic of the Philippines, 10.625%, due 03/16/25		40,000	64,200
Turkey: 0.36%
Republic of Turkey, 6.750%, due 04/03/18		100,000	111,750
Total Non-US government obligations (cost $798,016)			749,201
Total bonds (cost $27,163,761)			27,564,007
	Shares
Investment company: 1.51%
UBS High Yield Relationship Fund*[9] (cost $463,573)		13,844	468,173
	Shares	Value
Short-term investments: 27.66%
Investment company: 19.82%
UBS Cash Management Prime Relationship Fund[9] (cost $6,127,788)	6,127,788	$6,127,788
	Face amount
US government obligation: 7.84%
US Treasury Bill, 0.046%, due 05/28/15[10] (cost $2,424,548)	2,425,000	2,424,360
Total short-term investments (cost $8,552,336)		8,552,148
	Face amount covered by contracts
Options purchased: 0.13%
Call options: 0.10%
Foreign Exchange Option, Buy USD/EUR, strike @ EUR 0.79, expires April 2015, counterparty: MSCI	$630,000	32,396
	Number of contracts
Put options: 0.03%
3 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires June 2016	26	8,287
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires March 2015	49	306
		8,593
Total options purchased (cost $87,550)		40,989
	Shares
Investment of cash collateral from securities loaned: 0.73%
UBS Private Money Market Fund LLC[9] (cost $224,735)	224,735	224,735
Total investments: 119.20% (cost $36,491,955)		36,850,052
Liabilities, in excess of cash and other assets: (19.20%)		(5,938,877)
Net assets: 100.00%		$30,911,175

13

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$623,559
Gross unrealized depreciation	(265,462)
Net unrealized appreciation of investments	$358,097

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	NZD	415,000	USD	317,205	03/11/15	$(4,481)
CIBC	USD	124,143	AUD	150,000	03/11/15	(2,254)
GSI	USD	300,421	EUR	240,000	03/11/15	(9,835)
JPMCB	AUD	725,000	USD	603,602	03/11/15	14,471
JPMCB	EUR	450,000	USD	558,855	03/11/15	14,007
JPMCB	GBP	400,000	USD	626,638	03/11/15	3,518
Net unrealized appreciation on forward foreign currency contracts						$15,426

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 8 contracts (USD)	March 2015	$1,264,769	$1,321,500	$56,731
10 Year US Treasury Notes, 14 contracts (USD)	March 2015	1,770,208	1,775,156	4,948
US Treasury futures sell contracts:
5 Year US Treasury Notes, 16 contracts (USD)	March 2015	(1,902,446)	(1,902,875)	(429)
10 Year US Treasury Notes, 10 contracts (USD)	March 2015	(1,262,433)	(1,267,969)	(5,536)
Net unrealized appreciation on futures contracts				$55,714

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized depreciation
MLI	USD	965,000	08/15/39	3.219%	3 month USD LIBOR	$—	$(111,581)	$(111,581)

14

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

Credit default swaps on corporate issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized depreciation
JPMCB	Boston Scientific Corp. bond, 2.650%, due 10/01/18	USD	150,000	12/20/19	1.000%	$1,771	$(2,693)	$(922)
MSC	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	140,000	06/20/17	1.000	(3,504)	(2,425)	(5,929)
						$(1,733)	$(5,118)	$(6,851)

Credit default swaps on credit indices—sell protection14

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CSI	CMBX.NA.BBB. Series 6 Index	USD	350,000	05/11/63	3.000%	$14,151	$1,072	$15,223	0.294%
MLI	CMBX.NA.BB. Series 6 Index	USD	300,000	05/11/63	5.000	(9,368)	1,262	(8,106)	0.492
MLI	CMBX.NA.BB. Series 6 Index	USD	325,000	05/11/63	5.000	(858)	1,367	509	0.492
						$3,925	$3,701	$7,626

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized appreciation
NZD	400,000	07/24/24	3 month BBSW	4.775%	$21,047	$21,047
NZD	450,000	07/24/24	3 month BBSW	4.713	21,853	21,853
NZD	450,000	07/24/24	3 month BBSW	4.712	21,839	21,839
					$64,739	$64,739

15

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 26 contracts, strike @ USD 98.75	June 2016	$21,034	$(17,713)
Put options
3 Year Euro-Dollar Midcurve, 26 contracts, strike @ USD 96.75	June 2016	21,034	(2,275)
90 Day Euro-Dollar Time Deposit, 49 contracts, strike @ USD 98.25	March 2015	12,691	(306)
Options written on credit default swaps on credit indices[16]
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 02/18/15. European style. Counterparty: JPMCB, Notional Amount USD 330,000	February 2015	2,475	(2,798)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: BB, Notional Amount USD 310,000	January 2015	3,327	(1,360)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: JPMCB, Notional Amount USD 330,000	February 2015	1,122	(513)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: JPMCB, Notional Amount USD 330,000	March 2015	1,221	(869)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: JPMCB, Notional Amount USD 330,000	March 2015	4,026	(4,356)
Total options written		$66,930	$(30,190)

Written options activity for the period ended December 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2014	233	$141,691
Options written	—	—
Options terminated in closing purchase transactions	(132)	(86,932)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2014	101	$54,759

16

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

Written swaptions activity for the period ended December 31, 2014 was as follows:

Premiums received
Swaptions outstanding at June 30, 2014	$12,177
Swaptions written	40,931
Swaptions terminated in closing purchase transactions	(40,937)
Swaptions expired prior to exercise	—
Swaptions outstanding at December 31, 2014	$12,171

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$8,477,849	$—	$8,477,849
Asset-backed securities	—	962,394	—	962,394
Commercial mortgage-backed securities	—	2,371,688	—	2,371,688
Mortgage & agency debt securities	—	9,462,404	—	9,462,404
Municipal bonds	—	547,947	—	547,947
US government obligations	—	4,992,524	—	4,992,524
Non-US government obligations	—	749,201	—	749,201
Investment company	—	468,173	—	468,173
Short-term investments	—	8,552,148	—	8,552,148
Options purchased	8,593	32,396	—	40,989
Investment of cash collateral from securities loaned	—	224,735	—	224,735
Forward foreign currency contracts	—	31,996	—	31,996
Futures contracts	61,679	—	—	61,679
Swap agreements	—	68,440	—	68,440
Total	$70,272	$36,941,895	$—	$37,012,167
Liabilities
Forward foreign currency contracts	$—	$(16,570)	$—	$(16,570)
Futures contracts	(5,965)	—	—	(5,965)
Swap agreements	—	(116,699)	—	(116,699)
Options written	(20,294)	(9,896)	—	(30,190)
Total	$(26,259)	$(143,165)	$—	$(169,424)

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $2,760,151 or 8.93% of net assets.

17

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

2  Security, or portion thereof, was on loan at December 31, 2014.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014 and changes periodically.

4  Perpetual investment. Date shown reflects the next call date.

5  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.

6  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

7  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

8  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of this security amounted to $94,384 or 0.31% of net assets.

9  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Net realized gain (loss) during the six months ended 12/31/14	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$7,725,321	$12,274,208	$13,871,741	$—	$—	$6,127,788	$2,364
UBS Private Money Market Fund LLC[a]	236,033	4,356,383	4,367,681	—	—	224,735	14
UBS High Yield Relationship Fund	1,690,858	—	1,180,000	92,944	(135,629)	468,173	—
	$9,652,212	$16,630,591	$19,419,422	$92,944	$(135,629)	$6,820,696	$2,378

a  The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

10  Rate shown is the discount rate at date of purchase.

11  Payments made or received are based on the notional amount.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

13  Payments to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

15  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

16  Illiquid investment as of December 31, 2014.

See accompanying notes to financial statements.
18

UBS Emerging Markets Debt Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS Emerging Markets Debt Fund (the "Fund") fell 9.19% (Class A shares declined 13.24% after the deduction of the maximum sales charge), while Class P shares declined 9.17%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) fell 3.27%, and the Emerging Markets Debt Benchmark Index (the "Index") declined 7.22% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 21; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Special Note

On or about February 24, 2015, UBS Emerging Markets Debt Fund will be liquidated and the proceeds distributed to the Fund's shareholders. Please see the supplement to the Fund's prospectus dated December 19, 2014 for more information regarding the liquidation.

Comments below relate to the Fund's positioning and performance relative to the Index, which represents investments in both US dollar-denominated and local currency debt.

The emerging markets debt asset class was volatile and generated weak results during the reporting period. After posting modest gains in July and August, the asset class fell sharply in September. This was triggered by a number of factors, including increased investor risk aversion, rising US Treasury yields and signs of moderating growth in many developed and emerging markets countries. After posting a positive return in October and treading water in November, the asset class again declined in December. Local currency denominated emerging markets debt substantially underperformed US dollar-denominated emerging markets debt due to sharply falling oil and other commodity prices, renewed global growth concerns and the rising US dollar. Over the six-month period, the Fund's underperformance versus the Index was partially due to country selection.

The Fund used a number of derivatives during the reporting period, the following of which were more commonly utilized. Certain foreign exchange instruments, including currency forwards and options, were used to manage the Fund's currency exposure. Overall, the Fund's currency allocations modestly contributed to performance relative to the Index. The Fund also utilized interest rate derivatives, including futures and interest rate swaps, to adjust its duration and yield curve positioning. In aggregate, the Fund's duration and yield curve positioning were negative for performance. Credit default swaps and credit-linked notes were used to express our views regarding specific country exposures, as well as for hedging purposes. Overall, the Fund's country allocation was negative for performance. Although derivatives play a role in the overall portfolio construction process, they are just one of the tools we used to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked

•  An underweight to Ukrainian US dollar-denominated debt was beneficial for results. The country's economy deteriorated further during the reporting period, and Ukraine needs long-term financial support to service its debt obligations.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

19

UBS Emerging Markets Debt Fund

•  Security selection in Venezuela was additive for performance. Our holdings within the country outperformed the Venezuela Index, particularly bonds of Petróleos de Venezuela, the Venezuelan state-owned oil and natural gas company.

•  The use of certain hedging instruments was rewarded. In particular, hedging a portion of the Fund's emerging market US dollar-denominated exposure was beneficial when the asset class sold off late in the reporting period.

What didn't work

•  An overweight to Venezuelan US dollar-denominated debt detracted from results. Venezuela performed poorly due to declining oil prices, coupled with political and economic uncertainties.

•  An overweight and security selection of Russian sovereign and quasi-sovereign bonds were negative for performance. Investor sentiment for Russia further weakened during the fourth quarter, as oil prices collapsed and it appeared more likely that Russia would fall into a recession. Ongoing geopolitical issues surrounding the country also weighed on the Fund's holdings.

•  Overweights to countries that are closely tied to Russia's economy detracted from performance. In particular, the Fund's allocations to Belarus and Kazakhstan negatively impacted performance.

•  The Fund's short duration was not rewarded.

•  Underweights in several oil-importing countries detracted from performance. Oil importing countries performed relatively well during the reporting period given sharply falling oil prices. As such, the Fund's underweights in local debt in countries such as Hungary, Poland and Thailand were negative for performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

20

UBS Emerging Markets Debt Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(9.19)%	(3.44)%	(2.79)%
Class C3	(9.51)	(3.90)	(3.71)
Class P4	(9.17)	(3.30)	(2.39)
After deducting maximum sales charge
Class A2	(13.24)%	(7.81)%	(4.60)%
Class C3	(10.17)	(4.58)	(3.71)
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[5]	(3.27)%	5.53%	1.87%
Emerging Markets Debt Benchmark Index[6]	(7.22)	(0.20)	(0.85)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—15.41% and 1.25%; Class C—15.92% and 1.75%; Class P—2.02% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2023, do not exceed 1.25% for Class A shares, 1.75% for Class C shares and 1.00% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Emerging Markets Debt Fund is July 23, 2012. Inception date of the indices, for the purpose of this illustration, is July 31, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index that is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from the Fund's inception to present—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

21

UBS Emerging Markets Debt Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2014

Percentage of net assets
Republic of Poland, 4.750%, due 04/25/17	3.5%
Federative Republic of Brazil, 6.000%, due 08/15/50	3.2
Government of Malaysia, 3.580%, due 09/28/18	3.0
Republic of Indonesia, 9.000%, due 03/15/29	2.4
Republic of Indonesia, 7.000%, due 05/15/22	2.3
Government of Thailand, 1.200%, due 07/14/21	2.1
Notas do Tesouro Nacional, 10.000%, due 01/01/21	1.9
Sberbank of Russia, 5.717%, due 06/16/21	1.7
Pertamina Persero PT, 5.250%, due 05/23/21	1.5
Republic of the Philippines, 4.950%, due 01/15/21	1.5
Total	23.1%

Country exposure by issuer, top five (unaudited)

As of December 31, 2014

Percentage of net assets
Brazil	9.4%
Indonesia	8.7
Turkey	7.5
Russia	6.3
Malaysia	5.4
Total	37.3%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Bonds
Corporate bonds
Airlines	1.01%
Banks	9.92
Construction & engineering	0.20
Diversified financial services	5.40
Electric utilities	0.93
Independent power producers & energy traders	0.96
Metals & mining	0.97
Oil, gas & consumable fuels	6.55
Road & rail	0.94
Specialty retail	0.10
Total corporate bonds	26.98%
Non-US government obligations	69.43
Structured notes	2.14
Total bonds	98.55%
Short-term investment	0.30
Total investments	98.85%
Cash and other assets, less liabilities	1.15
Net assets	100.00%

22

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount	Value
Bonds: 98.55%
Corporate bonds: 26.98%
Brazil: 3.44%
Banco do Brasil SA, 5.875%, due 01/26/22[1]	$200,000	$194,260
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21[1]	200,000	188,750
Petrobras Global Finance BV, 2.371%, due 01/15/19[2]	30,000	26,550
3.123%, due 03/17/20[2]	50,000	45,750
7.250%, due 03/17/44	50,000	48,625
State of Minas Gerais, 5.333%, due 02/15/28[3]	200,000	197,500
Total Brazil corporate bonds		701,435
Chile: 0.96%
Empresa Electrica Angamos SA, 4.875%, due 05/25/29[3]	200,000	196,500
China: 1.54%
Sinochem Overseas Capital Co., Ltd., 4.500%, due 11/12/20[3]	100,000	106,080
Sinopec Group Overseas Development 2014 Ltd., 4.375%, due 04/10/24[3]	200,000	208,575
Total China corporate bonds		314,655
Costa Rica: 0.99%
Banco Nacional de Costa Rica, 4.875%, due 11/01/18[1]	200,000	201,000
India: 1.01%
ICICI Bank Ltd., 6.375%, due 04/30/22[1,2]	200,000	205,250
Indonesia: 1.52%
Pertamina Persero PT, 5.250%, due 05/23/21[1]	300,000	309,000
Kazakhstan: 0.94%
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[3]	200,000	192,500
Malaysia: 0.99%
Malayan Banking Bhd, 3.250%, due 09/20/22[1,2]	200,000	200,932
Mexico: 1.80%
Empresas ICA SAB de CV, 8.900%, due 02/04/21[1]	42,000	39,690
	Face amount		Value
Mexico—(Concluded)
Petroleos Mexicanos, 5.500%, due 06/27/44		$100,000	$102,000
6.500%, due 06/02/41		150,000	171,750
7.190%, due 09/12/24	MXN	800,000	53,974
Total Mexico corporate bonds			367,414
Nigeria: 0.87%
FBN Finance Co. BV, 8.000%, due 07/23/21[2,3]		$200,000	176,250
Panama: 1.01%
Avianca Holdings SA, 8.375%, due 05/10/20[1]		200,000	206,000
Peru: 1.12%
Corp Financiera Desarrollo SA, 4.750%, due 02/08/22[1]		200,000	208,000
InRetail Consumer, 5.250%, due 10/10/21[3]		20,000	20,300
Total Peru corporate bonds			228,300
Russia: 5.58%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18[1]		100,000	88,000
8.625%, due 02/17/17[1]	RUB	21,000,000	266,213
8.700%, due 03/17/16		6,000,000	83,724
Sberbank of Russia, 5.717%, due 06/16/21[1]		$400,000	350,380
VEB Finance Ltd., 6.025%, due 07/05/22[1]		200,000	150,000
6.800%, due 11/22/25[1]		150,000	118,500
6.902%, due 07/09/20[1]		100,000	79,375
Total Russia corporate bonds			1,136,192
Sri Lanka: 0.98%
Bank of Ceylon, 5.325%, due 04/16/18		200,000	200,500
Turkey: 2.42%
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20[1]		300,000	288,000
4.875%, due 07/19/17[3]		200,000	205,250
Total Turkey corporate bonds			493,250
Venezuela: 1.81%
Petroleos de Venezuela SA, 6.000%, due 05/16/24[1]		200,000	75,500
6.000%, due 11/15/26[1]		185,000	67,525
8.500%, due 11/02/17[1]		50,000	28,625
9.000%, due 11/17/21[1]		300,000	130,500

23

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
Venezuela—(Concluded)
9.750%, due 05/17/35[1]		$150,000	$66,750
Total Venezuela corporate bonds			368,900
Total corporate bonds (cost $6,563,837)			5,498,078
Non-US government obligations: 69.43%
Argentina: 0.47%
Republic of Argentina, 0.000%, due 12/15/35[4]		50,000	3,425
0.000%, due 12/15/35[4]		320,000	23,360
7.000%, due 10/03/15		20,000	19,490
Series 1, 8.750%, due 06/02/17		55,000	49,500
			95,775
Belarus: 1.81%
Republic of Belarus, 8.750%, due 08/03/15[1]		250,000	232,500
8.950%, due 01/26/18[1]		150,000	136,500
			369,000
Brazil: 6.00%
Federative Republic of Brazil, 6.000%, due 08/15/50	BRL	720,000	661,010
Notas do Tesouro Nacional, 6.000%, due 08/15/22[5]		200,000	187,418
10.000%, due 01/01/21		1,100,000	372,984
			1,221,412
China: 1.16%
China Government Bond, 1.400%, due 08/18/16[1]	CNY	500,000	77,676
2.560%, due 06/29/17[1]		1,000,000	158,446
			236,122
Colombia: 3.72%
Republic of Colombia, 4.000%, due 02/26/24		$200,000	204,500
6.000%, due 04/28/28	COP	50,000,000	18,198
6.000%, due 04/28/28		772,800,000	281,268
9.850%, due 06/28/27		342,000,000	178,893
12.000%, due 10/22/15		170,000,000	75,248
			758,107
Cote d'Ivoire: 0.47%
Republic of Cote d'Ivoire, 5.750%, due 12/31/32[1,6]		$100,000	95,500
	Face amount		Value
Dominican Republic: 0.52%
Dominican Republic International Bond, 9.040%, due 01/23/18[1]		$99,461	$104,931
Ecuador: 0.48%
Republic of Ecuador, 9.375%, due 12/15/15[1]		100,000	97,750
El Salvador: 0.53%
Republic of El Salvador, 7.650%, due 06/15/35[1]		100,000	107,000
Ghana: 0.90%
Republic of Ghana, 8.125%, due 01/18/26[3]		200,000	183,000
Honduras: 1.09%
Republic of Honduras, 8.750%, due 12/16/20[1]		200,000	221,500
Hungary: 2.84%
Government of Hungary, 5.375%, due 02/21/23		100,000	108,750
5.750%, due 11/22/23		150,000	166,125
6.750%, due 02/24/17	HUF	60,000,000	250,751
7.625%, due 03/29/41		$40,000	53,055
			578,681
Indonesia: 7.13%
Republic of Indonesia, 6.625%, due 02/17/37[1]		200,000	233,750
7.000%, due 05/15/22	IDR	6,000,000,000	463,867
8.375%, due 03/15/34		170,000,000	13,898
8.500%, due 10/12/35[1]		$175,000	244,125
9.000%, due 03/15/29	IDR	5,750,000,000	497,931
			1,453,571
Kenya: 2.02%
Republic of Kenya, 5.875%, due 06/24/19[3]		$200,000	202,500
6.875%, due 06/24/24[3]		200,000	208,500
			411,000
Lithuania: 0.53%
Republic of Lithuania, 5.125%, due 09/14/17[1]		100,000	108,414
Malaysia: 4.39%
Government of Malaysia, 3.580%, due 09/28/18	MYR	2,200,000	622,909
3.741%, due 02/27/15		900,000	257,510

24

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Continued)
Non-US government obligations—(Continued)
Malaysia—(Concluded)
3.835%, due 08/12/15	MYR	50,000	$14,314
			894,733
Mexico: 2.62%
Mexican Udibonos, Series M, 6.500%, due 06/10/21	MXN	900,000	64,100
Series M 20, 10.000%, due 12/05/24		450,000	40,063
Series S, 4.000%, due 11/15/40[5]		3,694,031	281,958
United Mexican States, 6.050%, due 01/11/40		$120,000	147,000
			533,121
Mongolia: 1.79%
Development Bank of Mongolia LLC, 5.750%, due 03/21/17[1]		200,000	193,000
Mongolia Government International Bond, 5.125%, due 12/05/22[3]		200,000	171,500
			364,500
Montenegro: 0.94%
Republic of Montenegro, 7.250%, due 04/08/16[1]	EUR	150,000	190,893
Nigeria: 0.37%
Nigeria Government Bond, 15.100%, due 04/27/17	NGN	14,000,000	76,166
Pakistan: 0.50%
Islamic Republic of Pakistan, 6.875%, due 06/01/17[1]		$100,000	101,500
Peru: 1.90%
Peruvian Government International Bond, 5.625%, due 11/18/50		20,000	23,450
5.700%, due 08/12/24[3]	PEN	450,000	150,691
6.950%, due 08/12/31[1]		600,000	213,569
			387,710
Philippines: 2.64%
Republic of the Philippines, 4.200%, due 01/21/24		$220,000	237,325
4.950%, due 01/15/21	PHP	13,000,000	300,788
			538,113
	Face amount		Value
Poland: 4.97%
Republic of Poland, 4.750%, due 04/25/17	PLN	2,400,000	$721,698
5.000%, due 04/25/16		800,000	235,211
5.000%, due 03/23/22		$50,000	56,091
			1,013,000
Romania: 1.43%
Government of Romania, 5.750%, due 01/27/16	RON	300,000	84,301
5.900%, due 07/26/17		460,000	135,136
6.125%, due 01/22/44[3]		$50,000	60,687
6.750%, due 02/07/22[1]		10,000	12,013
			292,137
Russia: 0.72%
Russian Federation, 7.000%, due 01/25/23	RUB	2,300,000	25,578
7.050%, due 01/19/28		5,000,000	51,523
7.600%, due 04/14/21		1,450,000	17,001
8.150%, due 02/03/27		4,500,000	52,363
			146,465
South Africa: 4.88%
Republic of South Africa, 5.875%, due 09/16/25		$200,000	225,000
6.250%, due 03/31/36	ZAR	1,100,000	73,986
6.750%, due 03/31/21		1,800,000	149,312
7.000%, due 02/28/31		3,500,000	265,052
7.750%, due 02/28/23		1,850,000	159,520
10.500%, due 12/21/26		1,000,000	103,111
13.500%, due 09/15/16		200,000	19,150
			995,131
Sri Lanka: 1.28%
Republic of Sri Lanka, 6.250%, due 10/04/20[1]		$100,000	104,250
6.250%, due 07/27/21[1]		150,000	156,750
			261,000
Thailand: 3.22%
Government of Thailand, 1.200%, due 07/14/21[1,5]	THB	14,900,800	431,816
3.775%, due 06/25/32		1,000,000	31,114
3.875%, due 03/07/18		200,000	6,349
3.875%, due 06/13/19		5,500,000	177,714
5.125%, due 03/13/18		300,000	9,907
			656,900

25

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Turkey: 5.09%
Export Credit Bank of Turkey, 5.875%, due 04/24/19[1]		$200,000	$212,500
Republic of Turkey, 3.000%, due 02/23/22[5]	TRY	494,129	227,397
7.100%, due 03/08/23		250,000	101,198
8.000%, due 02/14/34		$130,000	178,425
8.500%, due 09/14/22	TRY	300,000	132,360
9.500%, due 01/12/22		400,000	185,156
			1,037,036
Ukraine: 0.41%
Government of Ukraine, 6.580%, due 11/21/16[1]		$140,000	84,000
Venezuela: 1.60%
Republic of Venezuela, 7.750%, due 10/13/19[1]		140,000	60,900
8.250%, due 10/13/24[1]		190,000	83,600
9.250%, due 09/15/27		100,000	47,250
9.250%, due 05/07/28[1]		200,000	89,000
9.375%, due 01/13/34		100,000	45,000
			325,750
Vietnam: 1.01%
Vietnam Government International Bond, 4.800%, due 11/19/24[3]		200,000	205,750
Total Non-US government obligations (cost $16,224,267)			14,145,668
	Face amount		Value
Structured notes: 2.14%
Bangladesh: 1.35%
Standard Chartered Bank, 11.700%, due 06/14/18[3] (linked to People's Republic of Bangladesh, 11.700%, due 06/05/18)		$264,780	$273,518
Ghana: 0.79%
Citigroup Funding, Inc., 23.000%, due 08/23/17[3] (linked to Republic of Ghana, 23.000%, due 08/21/17)	GHS	500,000	161,355
Total structured notes (cost $523,915)			434,873
Total bonds (cost $23,312,019)			20,078,619
	Shares
Short-term investment: 0.30%
Investment company: 0.30%
UBS Cash Management Prime Relationship Fund[7] (cost $61,688)		61,688	61,688
Total investments: 98.85% (cost $23,373,707)			20,140,307
Cash and other assets, less liabilities: 1.15%			234,944
Net assets: 100.00%			$20,375,251

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$102,083
Gross unrealized depreciation	(3,335,483)
Net unrealized depreciation of investments	$(3,233,400)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin on page 29.

26

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2014 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	CNY	1,650,000	USD	268,271	01/22/15	$2,911
BB	PHP	3,149,800	USD	70,308	01/22/15	(44)
BB	USD	263,388	HUF	65,770,000	01/22/15	(12,101)
BB	USD	370,985	TRY	850,000	01/22/15	(8,455)
BB	USD	221,116	ZAR	2,555,000	01/22/15	(844)
CSI	BRL	607,995	USD	229,675	01/22/15	1,984
CSI	CLP	58,817,575	USD	95,638	01/22/15	(1,085)
CSI	IDR	1,595,630,000	USD	128,009	01/22/15	(430)
CSI	PEN	566,000	USD	190,156	01/22/15	1,028
CSI	RUB	6,120,000	USD	111,577	01/22/15	11,852
CSI	USD	203,732	COP	479,075,000	01/22/15	(2,221)
CSI	USD	618,523	MXN	8,338,000	01/22/15	(53,971)
DB	USD	154,660	MYR	542,100	01/22/15	160
GSI	USD	33,857	PLN	115,000	01/22/15	(1,403)
JPMCB	EUR	260,000	USD	331,995	01/22/15	17,322
JPMCB	USD	121,174	EUR	95,000	01/22/15	(6,197)
Net unrealized depreciation on forward foreign currency contracts						$(51,494)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 2 contracts (USD)	March 2015	$315,222	$330,375	$15,153
10 Year US Treasury Notes, 8 contracts (USD)	March 2015	1,009,162	1,014,375	5,213
US Treasury futures sell contracts:
US Long Bond, 1 contract (USD)	March 2015	(140,710)	(144,563)	(3,853)
5 Year US Treasury Notes, 17 contracts (USD)	March 2015	(2,022,684)	(2,021,804)	880
Net unrealized appreciation on futures contracts				$17,393

Currency swap agreements8

	Notional Amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[9]	Receive rate[9]	Upfront payments	Value	Unrealized appreciation
BB	PHP	8,238,200	USD	200,614	12/18/15	1.300%	6 month USD LIBOR	$—	$17,388	$17,388

27

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2014 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
CITI	BRL	617,573	01/02/17	1 Day CDI	12.280%	$—	$(9)	$(9)
CITI	BRL	256,657	01/04/21	12.570%	1 Day CDI	—	(4,417)	(4,417)
CITI	MXN	2,550,000	03/21/19	5.510	1 month MXIBTIIE	—	(2,689)	(2,689)
CITI	MXN	1,500,000	03/14/24	1 month MXIBTIIE	6.570	—	4,222	4,222
GSI	KRW	892,000,000	01/21/19	3.380	3 month CD KSDA	—	(27,116)	(27,116)
MLI	ZAR	2,000,000	06/04/18	3 month JIBAR	6.400	—	(3,760)	(3,760)
						$—	$(33,769)	$(33,769)

Credit default swaps on credit indices—buy protection10

Counterparty	Referenced index[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments received	Value	Unrealized appreciation
GSI	CDX.EM.Series 21 Index	USD	700,000	06/20/19	5.000%	$66,707	$(33,865)	$32,842

Credit default swaps on sovereign issues—buy protection10

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments made	Value	Unrealized appreciation
DB	Federation of Russia bond, 7.500%, due 03/31/30	USD	90,000	03/20/16	1.000%	$(917)	$4,348	$3,431

Credit default swaps on sovereign issues—sell protection12

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)	Credit spread[13]
BB	Federation of Russia bond, 7.500%, due 03/31/30	USD	300,000	12/20/22	1.000%	$22,561	$(64,834)	$(42,273)	0.046%
GSI	Federative Republic of Brazil bond, 12.250%, due 03/06/30	USD	250,000	09/20/22	1.000	19,720	(22,425)	(2,705)	0.024
GSI	United Mexican States bond, 5.950%, due 03/19/19	USD	250,000	09/20/22	1.000	15,632	(6,617)	9,015	0.014
						$57,913	$(93,876)	$(35,963)
28

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$5,498,078	$—	$5,498,078
Non-US government obligations	—	14,145,668	—	14,145,668
Structured notes	—	434,873	—	434,873
Short-term investment	—	61,688	—	61,688
Forward foreign currency contracts	—	35,257	—	35,257
Futures contracts	21,246	—	—	21,246
Swap agreements	—	25,958	—	25,958
Total	$21,246	$20,201,522	$—	$20,222,768
Liabilities
Forward foreign currency contracts	$—	$(86,751)	$—	$(86,751)
Futures contracts	(3,853)	—	—	(3,853)
Swap agreements	—	(165,732)	—	(165,732)
Total	$(3,853)	$(252,483)	$—	$(256,336)

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of these securities amounted to $7,038,943 or 34.55% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014 and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $2,920,456 or 14.33% of net assets.

4  Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.

29

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2014 (unaudited)

7  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$1,216,930	$3,765,823	$4,921,065	$61,688	$235

8  Illiquid investment as of December 31, 2014.

9  Payments made or received are based on the notional amount.

10  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

11  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.
30

UBS Fixed Income Opportunities Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS Fixed Income Opportunities Fund (the "Fund") declined 2.79% (Class A shares fell 7.14% after the deduction of the maximum sales charge), while Class P shares declined 2.69%. For comparison purposes, The BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the "Index") gained 0.11% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 33; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's negative return during the reporting period was driven by factors including corporate credit, interest rate strategies and emerging markets debt. These negatives more than offset the positive impact of the Fund's developed-market currency exposure and allocation to securitized assets.

The Fund extensively uses derivatives as part of its investment strategy across global interest rate, credit and currency markets. To facilitate specific duration and yield curve strategies, the Fund utilized different interest rate derivatives, including, but not limited to, futures, options, swaps and swaptions. Credit default swaps, credit default swaptions and, to a more limited extent, total return swaps, were used to help implement credit-related investment strategies as part of the Fund's sector allocation and security selection. Lastly, the Fund utilized currency derivatives, such as currency forwards and swaps, as part of its currency management strategy.

While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, the Fund's active interest rate strategies detracted from results. Spread management was overall negative for performance, but some spread sectors contributed positively. A spread sector refers to non-government fixed income sectors, such as investment grade or high yield bonds, commercial mortgage-backed securities (CMBS), etc. Currency positioning positively contributed to results during the reporting period.

Portfolio performance summary1

What worked

•  The Fund's active currency management was positive for results during the reporting period.

  – The Fund's exposure to the US dollar against a basket of developed market currencies during the period contributed to performance. At various times during the period, the Fund was long the US dollar against the euro, Japanese yen, Swiss franc, New Zealand dollar, Australian dollar and British pound. The US dollar appreciated during the period, and the US dollar index reached an eight-year high at the end of 2014.

•  Certain securitized and collateralized debt assets contributed to performance during the period.

  – The Fund's holdings of commercial mortgage-backed securities outperformed other spread products. We believe these securities are undervalued in certain parts of the capital structure and offer attractive spreads relative to other similarly-rated securities.

  – The Fund's small allocation to collateralized loan obligations modestly contributed to performance during the period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

31

UBS Fixed Income Opportunities Fund

What didn't work

•  The Fund's allocation to corporate credit was negative for performance during the period.

  – The Fund's allocation to both investment grade and high yield corporate debt was negative for performance, as their spreads widened during the period.

  – Security selection in the energy sector detracted from performance, as the sharp fall in the price of oil led to weak results for companies in oil-related industries. High yield energy credits, in particular, underperformed due to the drop in the price of oil. The negative performance from security selection was partially offset by beta index hedging.

•  Interest rate strategies generally detracted from results during the reporting period.

  – The Fund was generally positioned for higher US interest rates and higher volatility in interest rate markets. Intermediate- and longer-term US interest rates declined during the period, while volatility was mixed.

•  The Fund's allocation to emerging markets debt and currencies detracted from performance.

  – Emerging markets were also affected by the steep decline in the price of oil, particularly those countries that are oil exporters.

  – Security selection within emerging markets debt was negative for performance, but was offset somewhat by beta index hedging.

This letter is intended to assist shareholders in understanding how the Fund performed for the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

32

UBS Fixed Income Opportunities Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(2.79)%	(3.49)%	1.01%
Class C3	(3.09)	(4.06)	0.49
Class P4	(2.69)	(3.36)	1.28
After deducting maximum sales charge
Class A2	(7.14)%	(7.86)%	(0.11)%
Class C3	(3.81)	(4.76)	0.49
BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index[5]	0.11%	0.23%	0.32%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.52% and 1.04%; Class C—2.02% and 1.54%; Class P—1.23% and 0.79%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Fixed Income Opportunities Fund and the index is November 29, 2010.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index) is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

33

UBS Fixed Income Opportunities Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
US Treasury Notes, 2.000%, due 02/15/22	9.0%
US Treasury Bonds, PO, 3.139%, due 05/15/43	2.6
Citigroup, Inc., 0.764%, due 05/31/17	2.5
Lloyds Bank PLC, 6.500%, due 03/24/20	2.0
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23	2.0
Eksportfinans ASA, 5.500%, due 05/25/16	1.9
US Treasury Bonds, PO, 3.122%, due 08/15/42	1.8
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	1.8
International Lease Finance Corp., 8.625%, due 09/15/15	1.7
Caixa Economica Federal, 2.375%, due 11/06/17	1.5
Total	26.8%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2014

Percentage of net assets
United States	53.8%
United Kingdom	5.8
Brazil	4.3
Germany	3.4
Luxembourg	2.6
Total	69.9%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2014

Bonds
Corporate bonds
Banks	17.02%
Capital markets	0.44
Chemicals	1.35
Commercial services & supplies	0.88
Construction materials	3.52
Consumer finance	2.17
Diversified financial services	2.76
Diversified telecommunication services	1.87
Electronic equipment, instruments & components	1.66
Energy equipment & services	0.93
Food & staples retailing	1.04
Gas utilities	0.47
Hotels, restaurants & leisure	1.55
Insurance	5.09
Machinery	1.77
Media	2.49
Metals & mining	3.99
Oil, gas & consumable fuels	6.66
Pharmaceuticals	0.68
Technology hardware, storage & peripherals	0.29
Tobacco	0.53
Trading companies & distributors	2.36
Total corporate bonds	59.52%
Collateralized debt obligations	7.33
Commercial mortgage-backed security	0.76
Mortgage & agency debt securities	1.04
Municipal bonds	2.95
US government obligations	13.42
Non-US government obligations	1.88
Total bonds	86.90%
Investment company
UBS Opportunistic Emerging Markets Debt Relationship Fund	15.69
Short-term investment	1.24
Options purchased	2.33
Total investments	106.16%
Liabilities, in excess of cash and other assets	(6.16)
Net assets	100.00%

1  Figures represent the direct investments of UBS Fixed Income Opportunities Fund. Figures might be different if a breakdown of the underlying investment companies was included.

34

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds: 86.90%
Corporate bonds: 59.52%
Australia: 1.22%
Crown Group Finance Ltd., 5.750%, due 07/18/17	AUD	620,000	$531,138
Brazil: 4.30%
Banco do Brasil SA, 9.000%, due 06/18/24[1,2,3]		$285,000	263,625
Caixa Economica Federal, 2.375%, due 11/06/17[1]		720,000	676,800
Petrobras International Finance Co. SA, 5.375%, due 01/27/21		700,000	647,150
Vale Overseas Ltd., 4.375%, due 01/11/22		300,000	286,110
Total Brazil corporate bonds			1,873,685
Canada: 1.56%
Barrick Gold Corp., 3.850%, due 04/01/22		200,000	192,469
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]		250,000	252,500
Yamana Gold, Inc., 4.950%, due 07/15/24		240,000	234,234
Total Canada corporate bonds			679,203
Cayman Islands: 0.29%
Seagate HDD Cayman, 5.750%, due 12/01/34[1]		120,000	126,556
China: 0.47%
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]		210,000	205,275
Colombia: 0.35%
Ecopetrol SA, 4.125%, due 01/16/25		160,000	152,000
Croatia: 0.57%
Agrokor DD, 8.875%, due 02/01/20[1]		230,000	246,466
France: 0.82%
Credit Agricole SA, 7.875%, due 01/23/24[1,2,3]		350,000	356,137
Germany: 3.36%
HeidelbergCement Finance BV, 8.500%, due 10/31/19[4]	EUR	375,000	598,407
Trionista Holdco GmbH, 5.000%, due 04/30/20[1]		360,000	450,865
Unitymedia KabelBW GmbH, 6.125%, due 01/15/25[1]		$400,000	413,000
Total Germany corporate bonds			1,462,272
	Face amount		Value
Italy: 0.36%
Generali Finance BV, 6.214%, due 06/16/16[2,3]	GBP	100,000	$158,588
Luxembourg: 2.60%
ArcelorMittal, 6.000%, due 03/01/21		$600,000	624,000
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21		475,000	508,250
Total Luxembourg corporate bonds			1,132,250
Malaysia: 0.47%
SSG Resources Ltd., 4.250%, due 10/04/22[4]		200,000	205,594
Mexico: 1.37%
Cemex SAB de CV, 5.700%, due 01/11/25[1]		200,000	191,000
5.875%, due 03/25/19[1]		400,000	406,000
Total Mexico corporate bonds			597,000
Netherlands: 0.77%
Basell Finance Co. BV, 8.100%, due 03/15/27[1]		250,000	335,016
Norway: 2.48%
Eksportfinans ASA, 5.500%, due 05/25/16		780,000	814,983
5.500%, due 06/26/17		250,000	266,403
Total Norway corporate bonds			1,081,386
Portugal: 1.93%
EDP Finance BV, 4.750%, due 09/26/16[4]	EUR	250,000	320,600
4.900%, due 10/01/19[1]		$500,000	520,410
Total Portugal corporate bonds			841,010
Singapore: 0.47%
Olam International Ltd., 5.750%, due 09/20/17		200,000	206,500
Spain: 0.92%
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]		400,000	400,587
Switzerland: 0.44%
Credit Suisse Group AG, 6.250%, due 12/18/24[1,2,3]		200,000	192,350
United Kingdom: 5.76%
Barclays Bank PLC, 4.375%, due 09/11/24		250,000	240,925

35

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United Kingdom—(Concluded)
HBOS PLC, 6.750%, due 05/21/18[1]		$300,000	$334,349
Lloyds Bank PLC, 6.500%, due 03/24/20[4]	EUR	600,000	894,357
Pension Insurance Corp. PLC, 6.500%, due 07/03/24[4]	GBP	100,000	160,308
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23		$810,000	878,522
Total United Kingdom corporate bonds			2,508,461
United States: 29.02%
ADT Corp., 3.500%, due 07/15/22		450,000	383,625
Allstate Corp., 5.750%, due 08/15/53[2]		400,000	421,500
Barrick North America Finance LLC, 5.750%, due 05/01/43		175,000	173,640
Case New Holland Industrial, Inc., 7.875%, due 12/01/17		700,000	770,000
Cemex Finance LLC, 6.000%, due 04/01/24[1]		350,000	341,250
CIT Group, Inc., 5.000%, due 05/15/17		300,000	311,250
5.000%, due 08/15/22		275,000	282,562
Citigroup, Inc., 0.764%, due 05/31/17[2]	EUR	900,000	1,078,048
Series M, 6.300%, due 05/15/24[2,3]		$150,000	147,750
DISH DBS Corp., 7.875%, due 09/01/19		590,000	669,650
Energy Transfer Partners LP, 6.050%, due 06/01/41		380,000	414,767
Fidelity National Financial, Inc., 5.500%, due 09/01/22		110,000	119,842
Flextronics International Ltd., 5.000%, due 02/15/23		270,000	272,837
Frontier Communications Corp., 7.125%, due 01/15/23		300,000	305,250
General Motors Financial Co., Inc., 3.000%, due 09/25/17		310,000	313,497
4.750%, due 08/15/17		150,000	158,190
Glencore Funding LLC, 4.625%, due 04/29/24[1]		225,000	226,080
International Lease Finance Corp., 8.625%, due 09/15/15		700,000	729,750
Kinder Morgan Finance Co. LLC, 5.700%, due 01/05/16		530,000	550,204
Kinder Morgan, Inc., 7.250%, due 06/01/18		550,000	623,177
	Face amount	Value
MetLife, Inc., 6.400%, due 12/15/36	$570,000	$635,550
Midstates Petroleum Co., Inc., 10.750%, due 10/01/20	500,000	265,000
Navient LLC, 3.875%, due 09/10/15	470,000	473,525
Pacific Drilling SA, 5.375%, due 06/01/20[1]	500,000	407,500
PNC Preferred Funding Trust I, 1.891%, due 03/15/17[1,2,3]	500,000	470,000
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	385,000	381,150
5.875%, due 09/15/42[2]	200,000	211,000
Reynolds American, Inc., 6.150%, due 09/15/43	200,000	231,934
Sabine Pass Liquefaction LLC, 6.250%, due 03/15/22	250,000	253,750
Starwood Hotels & Resorts Worldwide, Inc., 3.750%, due 03/15/25	60,000	60,377
4.500%, due 10/01/34	80,000	81,593
Valeant Pharmaceuticals International, 7.000%, due 10/01/20[1]	280,000	295,400
WESCO Distribution, Inc., 5.375%, due 12/15/21	300,000	302,625
XLIT Ltd., Series E, 6.500%, due 04/15/17[2,3]	300,000	286,500
Total United States corporate bonds		12,648,773
Total corporate bonds (cost $26,188,230)		25,940,247
Collateralized debt obligations: 7.33%
Cayman Islands: 0.77%
Race Point VIII CLO Ltd., Series 2013-8A, Class C, 3.032%, due 02/20/25[1,2]	350,000	335,893
United States: 6.56%
Apidos XIV CLO, Series 2013-14A, Class C1, 3.081%, due 04/15/25[1,2]	300,000	288,000
Ares XXVII CLO Ltd., Series 2013-2A, Class C, 2.983%, due 07/28/25[1,2]	500,000	478,750
Babson III CLO Ltd., Series 2013-IIA, Class B1, 2.881%, due 01/18/25[1,2]	650,000	620,932
BlueMountain CLO Ltd., Series 2013-4A, Class C, 2.880%, due 04/15/25[1,2]	300,000	285,000

36

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Collateralized debt obligations—(Concluded)
United States—(Concluded)
CIFC Funding Ltd., Series 2013-3A, Class B, 2.906%, due 10/24/25[1,2]	$400,000	$379,440
Galaxy XVI CLO Ltd., Series 2013-16A, Class C, 2.832%, due 11/16/25[1,2]	500,000	473,750
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class C, 3.034%, due 10/25/25[1,2]	350,000	334,422
Total United States collateralized debt obligations		2,860,294
Total collateralized debt obligations (cost $3,257,404)		3,196,187
Commercial mortgage-backed security: 0.76%
United States: 0.76%
Americold 2010 LLC Trust, Series 2010-ARTA, Class D, 7.443%, due 01/14/29[1] (cost $325,519)	290,000	328,516
Mortgage & agency debt securities: 1.04%
United States: 1.04%
Federal Home Loan Mortgage Corp. REMIC, IO,[5] 3.000%, due 05/15/27	1,070,210	109,375
Federal National Mortgage Association REMIC, IO,[5] Series 2013-87, Class IW, 2.500%, due 06/25/28	3,447,978	342,122
Total mortgage & agency debt securities (cost $462,608)		451,497
Municipal bonds: 2.95%
State of California, GO Bonds, 7.300%, due 10/01/39	250,000	366,835
7.550%, due 04/01/39	200,000	308,288
State of Illinois, GO Bonds, 5.665%, due 03/01/18	555,000	609,817
Total municipal bonds (cost $1,101,449)		1,284,940
	Face amount	Value
US government obligations: 13.42%
US Treasury Bonds, PO, 3.122%, due 08/15/42[6,7]	$1,750,000	$796,903
3.139%, due 05/15/43[6,7]	2,523,000	1,121,708
US Treasury Notes, 2.000%, due 02/15/22[6]	3,921,000	3,930,803
Total US government obligations (cost $5,800,767)		5,849,414
Non-US government obligations: 1.88%
Croatia: 1.21%
Republic of Croatia, 6.250%, due 04/27/17[4]	500,000	531,250
Greece: 0.69%
Hellenic Republic, 2.000%, due 02/24/31[4,8]	460,000	289,444
Total Non-US government obligations (cost $947,430)		820,694
Total bonds (cost $38,083,407)		37,871,495
	Shares
Investment company: 15.69%
UBS Opportunistic Emerging Markets Debt Relationship Fund*9 (cost $7,402,009)	388,599	6,838,292
Short-term investment: 1.24%
Investment company: 1.24%
UBS Cash Management Prime Relationship Fund[9] (cost $540,134)	540,134	540,134
	Number of contracts
Options purchased: 2.33%
Call options: 0.65%
10 Year US Treasury Notes, strike @ USD 126.50, expires January 2015,	51	39,047
30 Year US Treasury Bonds, strike @ USD 146.00, expires January 2015,	59	33,188
5 Year US Treasury Notes, strike @ USD 119.00, expires February 2015,	34	18,594

37

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount covered by contracts	Value
Options purchased—(Continued)
Foreign Exchange Option, Buy USD/EUR, strike @ EUR 0.77, expires May 2015, counterparty: MSCI	$650,000	$45,660
Foreign Exchange Option, Buy USD/EUR, strike @ EUR 0.79, expires April 2015, counterparty: MSCI	1,600,000	82,277
Foreign Exchange Option, Buy USD/EUR, strike @ EUR 0.77, expires May 2015, counterparty: MLI	650,000	45,660
Foreign Exchange Option, Buy USD/JPY, strike @ JPY 120.00, expires March 2015, counterparty: MLI	960,000	19,277
		283,703
	Number of contracts
Put options: 0.41%
10 Year US Treasury Notes, strike @ USD 124.00, expires January 2015,	65	3,047
10 Year US Treasury Notes, strike @ USD 126.50, expires January 2015,	51	23,906
3 Year Euro-Dollar Midcurve, strike @ USD 98.25, expires June 2016,	101	61,231
30 Year US Treasury Bonds, strike @ USD 141.00, expires January 2015,	53	9,109
30 Year US Treasury Bonds, strike @ USD 141.00, expires February 2015,	70	37,188
5 Year US Treasury Notes, strike @ USD 118.25, expires January 2015,	65	8,633
5 Year US Treasury Notes, strike @ USD 119.00, expires February 2015,	34	20,984
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires March 2015,	234	1,463
	Number of contracs		Value
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires June 2015,		326	$12,225
			177,786
	Notional amount
Options purchased on interest rate swaps: 1.27%[10]
Expiring 01/17/18. If option exercised the Fund pays semi-annually 4.380% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 01/19/48. European style. Counterparty: JPMCB		$2,945,000	65,622
Expiring 05/22/15. If option exercised the Fund pays semi-annually 2.350% and receives semi-annually floating 6 month JPY LIBOR. Underlying interest rate swap terminating 05/27/35. European style. Counterparty: BB	JPY	222,000,000	137
Expiring 06/17/15. If option exercised the Fund pays semi-annually 2.190% and receives semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 06/17/17. European style. Counterparty: JPMCB	GBP	6,620,000	1,329
Expiring 06/17/15. If option exercised the Fund receives semi-annually 2.190% and pays semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 06/17/17. European style. Counterparty: JPMCB		6,620,000	220,556

38

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Notional amount	Value
Options purchased—(Concluded)
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB	$3,050,000	$196
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	3,500,000	71,642
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	8,650,000	176,888
	Notional amount	Value
Expiring 12/07/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	$8,650,000	$14,216
Expiring 12/07/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	3,500,000	5,758
		556,344
Total options purchased (cost $1,810,296)		1,017,833
Total investments: 106.16% (cost $47,835,846)		46,267,754
Liabilities, in excess of cash and other assets: (6.16%)		(2,685,347)
Net assets: 100.00%		$43,582,407

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,180,666
Gross unrealized depreciation	(2,748,758)
Net unrealized depreciation of investments	$(1,568,092)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin on page 47.

39

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	625,000	JPY	74,048,313	03/04/15	$(6,496)
JPMCB	AUD	2,720,000	USD	2,313,801	03/04/15	102,374
JPMCB	EUR	3,230,000	USD	4,032,657	03/04/15	122,090
JPMCB	GBP	505,000	USD	794,827	03/04/15	8,091
JPMCB	JPY	52,600,000	USD	447,942	03/04/15	8,589
JPMCB	NZD	255,000	USD	199,316	03/04/15	1,518
JPMCB	USD	385,704	CAD	435,000	03/04/15	(11,758)
JPMCB	USD	411,248	EUR	330,000	03/04/15	(11,716)
JPMCB	USD	551,211	GBP	350,000	03/04/15	(5,948)
Net unrealized appreciation on forward foreign currency contracts						$206,744

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 2 contracts (USD)	March 2015	$288,503	$289,125	$622
US Ultra Bond, 60 contracts (USD)	March 2015	9,559,029	9,911,250	352,221
2 Year US Treasury Notes, 32 contracts (USD)	March 2015	6,999,484	6,995,000	(4,484)
5 Year US Treasury Notes, 31 contracts (USD)	March 2015	3,673,233	3,686,821	13,588
10 Year US Treasury Notes, 4 contracts (USD)	March 2015	506,131	507,188	1,057
US Treasury futures sell contracts:
US Long Bond, 9 contracts (USD)	March 2015	(1,303,237)	(1,301,063)	2,174
5 Year US Treasury Notes, 6 contracts (USD)	March 2015	(712,351)	(713,578)	(1,227)
Interest rate futures buy contracts:
Euro-Bobl, 14 contracts (EUR)	March 2015	2,192,601	2,207,035	14,434
Interest rate futures sell contracts:
90 Day Euro-Dollar Time Deposit, 16 contracts (USD)	March 2015	(3,982,144)	(3,988,600)	(6,456)
Net unrealized appreciation on futures contracts				$371,929

40

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

Currency swap agreements10

	Notional Amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[11]	Receive rate[11]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
BB	USD	4,034,648	AUD	4,958,397	12/24/22	3 month USD LIBOR	3 month BBSW	$—	$44,093	$44,093
CITI	AUD	1,884,491	USD	1,591,641	09/05/15	3 month BBSW	3 month USD LIBOR	—	46,353	46,353
CITI	JPY	337,000,000	USD	2,841,005	03/20/19	3 month JPY LIBOR	3 month USD LIBOR	—	18,375	18,375
CITI	USD	2,841,005	JPY	337,000,000	03/20/15	3 month USD LIBOR	3 month JPY LIBOR	—	(30,345)	(30,345)
JPMCB	USD	1,591,641	AUD	1,884,491	09/05/23	3 month USD LIBOR	3 month BBSW	—	(40,298)	(40,298)
MLI	AUD	4,958,397	USD	4,034,648	12/24/15	3 month BBSW	3 month USD LIBOR		(26,626)	(26,626)
								$—	$11,552	$11,552

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CSFB	CAD	5,490,000	02/11/17	3 month BA	3.500%	$(25,703)	$241,943	$216,240
CSFB	CAD	1,550,000	02/11/22	4.145%	3 month BA	—	(204,815)	(204,815)
DB	EUR	5,850,000	05/04/22	2.130	6 month EURIBOR	333,786	(898,937)	(565,151)
DB	EUR	2,600,000	05/04/42	6 month EURIBOR	2.460	—	798,722	798,722
DB	USD	4,550,000	02/15/38	4.474	3 month USD LIBOR	1,671,435	(1,542,621)	128,814
DB	USD	695,000	05/15/40	4.560	3 month USD LIBOR	—	(584,634)	(584,634)
DB	USD	875,000	05/15/40	3.470	3 month USD LIBOR	(157,000)	(323,312)	(480,312)
JPMCB	CAD	5,490,000	02/11/17	3.500	3 month BA	—	(241,943)	(241,943)
JPMCB	CAD	1,550,000	02/11/22	3 month BA	4.145	—	204,815	204,815
JPMCB	EUR	5,850,000	05/04/22	6 month EURIBOR	2.130	—	898,937	898,937
JPMCB	EUR	2,600,000	05/04/42	2.460	6 month EURIBOR	—	(798,722)	(798,722)
JPMCB	USD	4,500,000	02/18/16	2.532	3 month USD LIBOR	—	(144,442)	(144,442)
JPMCB	USD	40,000,000	07/03/42	1 month USD LIBOR	3 month USD LIBOR	—	405,666	405,666
MLI	CAD	9,280,000	04/09/17	3 month BA	1.978	—	101,650	101,650
MLI	USD	3,670,000	06/27/42	4.449	3 month USD LIBOR	1,479,422	(1,291,871)	187,551
MSCI	CAD	8,870,000	04/08/17	3.600	3 month BA	—	(402,340)	(402,340)
						$3,301,940	$(3,781,904)	$(479,964)

41

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

Credit default swaps on credit indices—buy protection12

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	iTraxx Europe Sub Financials Series 21 Index	EUR	3,000,000	06/20/19	1.000%	$(46,871)	$(22,154)	$(69,025)
JPMCB	CDX.EM.Series 21 Index	USD	1,000,000	06/20/19	5.000	91,185	(48,378)	42,807
MLI	CDX.EM.Series 21 Index	USD	3,500,000	06/20/19	5.000	312,043	(169,323)	142,720
MSCI	CDX.EM.Series 21 Index	USD	5,900,000	06/20/19	5.000	549,642	(285,430)	264,212
						$905,999	$(525,285)	$380,714

Credit default swaps on corporate and sovereign issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	Republic of Colombia bond, 10.375%, due 01/28/33	USD	960,000	12/20/19	1.000%	$(4,067)	$15,852	$11,785
JPMCB	Government of France bond, 4.250%, due 04/25/19	USD	3,025,000	09/20/16	0.250	(97,126)	(7,425)	(104,551)
JPMCB	Boston Scientific Corp. bond, 2.650%, due 10/01/18	USD	970,000	12/20/19	1.000	12,384	(17,414)	(5,030)
MLI	American International Group, Inc. bond, 6.250%, due 05/01/36	USD	600,000	06/20/19	1.000	11,318	(15,341)	(4,023)
MLI	CNA Financial Corp. bond, 5.850%, due 12/15/14	USD	500,000	09/20/19	1.000	10,629	(10,753)	(124)
MSCI	V.F. Corp. bond, 5.950%, due 11/01/17	USD	2,750,000	12/20/16	1.000	14,007	(51,208)	(37,201)
MSCI	Canadian Natural Resources Ltd. bond, 6.250%, due 03/15/38	USD	980,000	12/20/19	1.000	3,671	45,485	49,156
						$(49,184)	$(40,804)	$(89,988)

Credit default swaps on credit indices—sell protection14

Counterparty	Referenced Index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CSFB	CMBX.NA.BBB Series 6 Index	USD	2,550,000	05/11/63	3.000%	$103,103	$7,810	$110,913	0.294%
MLI	CDX.NA.HY.Series 15 Index	USD	1,150,000	12/20/15	5.000	23,800	54,613	78,413	0.307
MLI	CMBX.NA.BB Series 6 Index	USD	700,000	05/11/63	5.000	(21,859)	2,943	(18,916)	0.492
MSCI	CMBX.NA.BB Series 6 Index	USD	1,000,000	05/11/63	5.000	(31,887)	4,206	(27,681)	0.492
						$73,157	$69,572	$142,729

42

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

Credit default swaps on corporate and sovereign issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CITI	State of Illinois bond, 5.000%, due 06/01/29	USD	500,000	12/20/23	1.000%	$34,659	$(38,071)	$(3,412)	0.021%
MLI	General Electric Capital Corp. bond, 5.625%, due 09/15/17	USD	600,000	06/20/19	1.000	(12,631)	11,756	(875)	0.006
MLI	The Hartford Financial Services Group, Inc. bond, 6.000%, due 01/15/19	USD	500,000	09/20/19	1.000	(7,419)	9,932	2,513	0.006
						$14,609	$(16,383)	$(1,774)

Total return swap agreements10

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments	Value	Unrealized appreciation
MLI	USD	2,100,001	03/25/15	3 month USD LIBOR	—[16]	$—	$24,559	$24,559
JPMCB	USD	2,800,000	03/25/15	3 month USD LIBOR	—[16]	—	29,784	29,784
						$—	$54,343	$54,343

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
EUR	4,500,000	09/24/19	1.810%	6 month EURIBOR	$(403,285)	$(403,285)
GBP	2,475,000	04/16/20	6 month GBP LIBOR	2.477%	177,710	177,710
GBP	2,750,000	04/16/25	3.050	6 month GBP LIBOR	(462,667)	(462,667)
GBP	640,000	04/16/45	6 month GBP LIBOR	3.384	259,460	259,460
NZD	3,550,000	07/24/24	3 month BBSW	4.712	172,282	172,282
NZD	3,550,000	07/24/24	3 month BBSW	4.713	172,397	172,397
USD	3,150,000	09/24/19	2.347	3 month USD LIBOR	(109,519)	(109,519)
USD	8,250,000	12/12/23	3.200	3 month USD LIBOR	(685,136)	(685,136)
					$(878,758)	$(878,758)

Centrally cleared credit default swaps on credit indices—buy protection12

Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Value	Unrealized depreciation
iTraxx Europe Crossover Series 20 Index	EUR	1,150,000	12/20/18	5.000%	$(172,438)	$(65,724)
iTraxx Europe Series 22 Index	EUR	6,100,000	12/20/19	1.000	(135,446)	(34,725)
CDX.NA.HY. Series 22 Index	USD	6,388,000	06/20/19	5.000	(439,615)	(76,435)
CDX.NA.IG. Series 23 Index	USD	17,650,000	12/20/19	1.000	(287,109)	(14,127)
					$(1,034,608)	$(191,011)

43

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 92 contracts, strike @ USD 98.75	June 2016	$83,053	$(62,675)
Options written on interest rate swaps[10]
If option exercised the Fund receives semi-annually 3.145% and pays semi-annually floating 6 month GBP LIBOR . Underlying interest rate swap terminating 06/17/25. European style. Counterparty: MLI, Notional Amount GBP 1,740,000	June 2015	72,747	(1,555)
If option exercised the Fund receives semi-annually 4.320% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 01/19/20. European style. Counterparty: JPMCB, Notional Amount USD 25,500,000	January 2018	277,723	(79,838)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 17,300,000	December 2017	194,625	(78,970)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 7,000,000	December 2017	148,750	(31,990)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	63,135	(49)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	38,735	(13)
If option exercised the Fund receives semi-annually floating 6 month GBP LIBOR and pays semi-annually 3.145%. Underlying interest rate swap terminating 06/17/25. European style. Counterparty: MLI, Notional Amount GBP 1,740,000	June 2015	72,747	(299,915)
If option exercised the Fund receives semi-annually floating 6 month JPY LIBOR and pays semi-annually 1.750%. Underlying interest rate swap terminating 05/27/35. European style. Counterparty: BB, Notional Amount JPY 222,000,000	May 2015	68,365	(202,405)
Options written on credit default swaps on credit indices[10]
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: CITI, Notional Amount USD 1,300,000	March 2015	4,615	(7,930)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: CITI, Notional Amount USD 4,540,000	March 2015	21,792	(17,531)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: JPMCB, Notional Amount USD 700,000	January 2015	1,260	(235)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: MLI, Notional Amount USD 1,420,000	March 2015	16,898	(10,596)

44

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

Options written (Concluded)

	Expiration date	Premiums received	Value
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: MLI, Notional Amount USD 4,750,00	January 2015	$50,350	$(20,844)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: CITI, Notional Amount USD 1,300,000	March 2015	17,940	(7,833)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: MLI, Notional Amount USD 1,420,000	March 2015	2,414	(3,738)
Total options written		$1,135,149	$(826,117)

Written options activity for the period ended December 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2014	1,408	$600,522
Options written	562	478,849
Options terminated in closing purchase transactions	(1,878)	(996,318)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2014	92	$83,053

Written swaptions activity for the period ended December 31, 2014 was as follows:

Swaptions outstanding at June 30, 2014	$1,600,991
Swaptions written	197,897
Swaptions terminated in closing purchase transactions	(746,792)
Swaptions expired prior to exercise	—
Swaptions outstanding at December 31, 2014	$1,052,096

45

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$25,940,247	$—	$25,940,247
Collateralized debt obligations	—	3,196,187	—	3,196,187
Commercial mortgage-backed security	—	328,516	—	328,516
Mortgage & agency debt securities	—	451,497	—	451,497
Municipal bonds	—	1,284,940	—	1,284,940
US government obligations	—	5,849,414	—	5,849,414
Non-US government obligations	—	820,694	—	820,694
Investment company	—	6,838,292	—	6,838,292
Short-term investment	—	540,134	—	540,134
Options purchased	268,615	749,218	—	1,017,833
Forward foreign currency contracts	—	242,662	—	242,662
Futures contracts	384,096	—	—	384,096
Swap agreements	—	3,749,343	—	3,749,343
Total	$652,711	$49,991,144	$—	$50,643,855
Liabilities
Forward foreign currency contracts	$—	$(35,918)	$—	$(35,918)
Futures contracts	(12,167)	—	—	(12,167)
Swap agreements	—	(9,891,618)	—	(9,891,618)
Options written	(62,675)	(763,442)	—	(826,117)
Total	$(74,842)	$(10,690,978)	$—	$(10,765,820)

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period.

	Collateralized debt obligations	Total
Assets
Beginning balance	$1,075,535	$1,075,535
Purchases	—	—
Issuances	—	—
Sales	(478,750)	(478,750)
Accrued discounts (premiums)	—	—
Total realized gain (loss)	(13,800)	(13,800)
Change in net unrealized appreciation/depreciation	5,795	5,795
Transfers into Level 3	—	—
Transfers out of Level 3[17]	(588,780)	(588,780)
Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2014 was $0.

46

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2014 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $10,635,869 or 24.40% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014 and changes periodically.

3  Perpetual bond security. The maturity date shown reflects the next call date.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of these securities amounted to $3,009,368 or 6.90% of net assets.

5  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

6  All or a portion of these securities have been designated as collateral for open swap agreements.

7  Rate shown reflects annualized yield at December 31, 2014 on zero coupon bond.

8  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.

9  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Net realized gain during the six months ended 12/31/14	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$1,161,062	$23,976,604	$24,597,532	$—	$—	$540,134	$576
UBS Opportunistic Emerging Markets Debt Relationship Fund	12,199,300	—	4,400,000	452,984	(1,413,992)	6,838,292	—
	$13,360,362	$23,976,604	$28,997,532	$452,984	$(1,413,992)	$7,378,426	$576

10  Illiquid investment as of December 31, 2014.

11  Payments made or received are based on the notional amount.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

15  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

16  Payment is based on the performance of the underlying iBoxx USD Liquid High Yield Index.

17  Transfers out of Level 3 represent the value at the end of the period. At December 31, 2014, securities were transferred from Level 3 to Level 2 as the valuations are based on observable inputs from an established pricing source.

See accompanying notes to financial statements.
47

UBS Municipal Bond Fund

Portfolio performance

For the period from its inception on November 10, 2014 through December 31, 2014, Class A shares of UBS Municipal Bond Fund (the "Fund") gained 0.87% (Class A shares declined 1.40% after the deduction of the maximum sales charge), while Class P shares rose 0.89%. For comparison purposes, the Fund's benchmark, the Barclays Municipal Bond Index (the "Index"), returned 0.94%, and the Barclays Municipal Managed Money Intermediate (1–17) Index returned 0.79% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 49; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund used futures during the reporting period to adjust its duration positioning. Overall, our duration strategy contributed to results, while yield curve positioning detracted from Index-relative performance.

Portfolio performance summary1

What worked

•  An underweight to the 1-5 year portion of the municipal yield curve was additive for performance during the reporting period. The shorter portion of the municipal yield curve was the weakest performer. As such, having an underweight to this segment of the curve was a positive for the Fund's results.

What didn't work

•  Yield curve positioning, overall, was detrimental to results during the period. The Fund's yield curve positioning was negative overall. In particular, the Fund's underweight versus the Index to securities with maturities of 22+ years detracted from results, as this was the best-performing portion of the curve. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  Our quality biases detracted from performance. An underweight to lower-quality BBB rated securities was not rewarded, as they generated the strongest results from a quality perspective during the reporting period. Also detracting from performance was our overweight to higher-quality AAA rated securities, as they lagged the Index.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from its inception on November 10, 2014 through December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

48

UBS Municipal Bond Fund

Total returns for periods ended 12/31/14 (unaudited)

Inception[1]
Before deducting maximum sales charge
Class A2	0.87%
Class C3	0.82
Class P4	0.89
After deducting maximum sales charge
Class A2	(1.40)%
Class C3	0.07
Barclays Municipal Bond Index[5]	0.94%
Barclays Municipal Managed Money Intermediate (1-17) Index[6]	0.79

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.82% and 0.65%; Class C—2.32% and 1.15%; Class P—1.57% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2015, do not exceed 0.65% for Class A shares, 1.15% for Class C shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

49

UBS Municipal Bond Fund

Summary of municipal securities by state (unaudited)

As a percentage of net assets as of December 31, 2014

Long-term municipal bonds
Arizona	2.98%
California	6.64
Florida	15.18
Hawaii	3.33
Louisiana	3.31
Maryland	6.67
Massachusetts	3.03
Minnesota	3.32
Missouri	0.84
New Jersey	6.56
New York	11.83
Pennsylvania	4.64
Texas	22.45
Utah	2.79
Virginia	6.61
Washington	3.34
Total long-term municipal bonds	103.52%
Short-term investment	1.56
Total investments	105.08%
Liabilities, in excess of other assets	(5.08)
Net assets	100.00%

50

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount	Value
Long-term municipal bonds: 103.52%
Arizona: 2.98%
Mesa Arizona Utility System Revenue Bonds, FGIC, 5.000%, due 07/01/27[1]	$1,000,000	$1,069,350
California: 6.64%
State of California, GO Bonds, 5.000%, due 10/01/31	1,000,000	1,192,180
State of California, Various Purpose, GO Bonds, 5.000%, due 10/01/32	1,000,000	1,187,480
		2,379,660
Florida: 15.18%
Jea Water & Sewer System Revenue Bonds, Series A-1, 0.030%, due 10/01/38[2]	800,000	800,000
The School Board of Miami-Dade County, COP, 5.000%, due 11/01/31	1,000,000	1,153,530
Series A, 5.000%, due 05/01/31	1,000,000	1,151,570
The School Board of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,179,190
Volusia County Florida School Board Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,159,160
		5,443,450
Hawaii: 3.33%
State of Hawaii, GO Bonds, Series EO, 5.000%, due 08/01/32	1,000,000	1,193,050
Louisiana: 3.31%
State of Louisiana, GO Bonds, Series D-1, 5.000%, due 12/01/20	1,000,000	1,187,920
Maryland: 6.67%
Anne Arundel County General Improvements, GO Bonds, 5.000%, due 04/01/32	1,000,000	1,180,390
Baltimore County Public Improvement Special Tax, 5.000%, due 08/01/21	1,000,000	1,209,210
		2,389,600
	Face amount	Value
Massachusetts: 3.03%
Massachusetts Water Resources Authority Revenue Bonds, Series E, 5.000%, due 12/01/16	$1,000,000	$1,085,990
Minnesota: 3.32%
State of Minnesota, State Trunk Highway, GO Bonds, Series E, 5.000%, due 08/01/20	1,000,000	1,189,080
Missouri: 0.84%
Missouri State Health and Educational Facilities Revenue Bonds, Series B, 0.030%, due 03/01/40[2]	300,000	300,000
New Jersey: 6.56%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	1,000,000	1,187,910
State of New Jersey, GO Bonds, 5.000%, due 06/01/20	1,000,000	1,163,780
		2,351,690
New York: 11.83%
Municipal Water Finance Authority Water And Sewer System Revenue Bonds, Series A, 0.010%, due 06/15/32[2]	1,000,000	1,000,000
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Series EE, 5.000%, due 06/15/36	1,050,000	1,220,824
Series FF, 5.000%, due 06/15/33	500,000	574,275
New York City Transitional Finance Authority Revenue Bonds, Sub-Series I, 5.000%, due 05/01/34	1,250,000	1,446,050
		4,241,149
Pennsylvania: 4.64%
City of Philadelphia, Water and Wastewater Revenue Bonds, Series B, 5.000%, due 11/01/21	1,400,000	1,662,360

51

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Concluded)
Texas: 22.45%
Cities of Dallas and Fort Worth International Airport Joint Revenue Bonds, Series D, 5.000%, due 11/01/20	$1,000,000	$1,174,580
Cypress-Fairbanks Independent School District, GO Bonds, Series C, PSF-GTD, 5.000%, due 02/15/31	1,000,000	1,194,660
Harris County Cultural Education Facility, Financial Corp., Methodist Hospital, Revenue Bonds, Sub-Series C-2, 0.030%, due 12/01/27[2]	1,000,000	1,000,000
Houston Independent School District, GO Bonds, Series B, PSF-GTD, 5.000%, due 02/15/17	1,000,000	1,091,360
North Texas Tollway Authority System Revenue Bonds, Series A, 5.000%, due 01/01/25	1,000,000	1,187,960
Northside Independent School District, GO Bonds, Series A, PSF-GTD, 5.000%, due 02/15/21	1,000,000	1,193,100
Texas Transportation Commission Highway Improvement, GO Bonds, 5.000%, due 04/01/30	1,000,000	1,204,370
		8,046,030
Utah: 2.79%
Murray City Utah Hospital, IHC Health Services, Inc., Revenue Bonds, Series C, 0.020%, due 05/15/37[2]	1,000,000	1,000,000
	Face amount	Value
Virginia: 6.61%
Virginia College Building Authority Educational Facilities, 21st Century College and Equipment Programs Revenue Bonds, Series A, 5.000%, due 02/01/21	$1,000,000	$1,191,460
Virginia Public School Authority Refunding School Financing Revenue Bonds, Series B, 5.250%, due 08/01/16	1,095,000	1,178,483
		2,369,943
Washington: 3.34%
State of Washington, Various Purpose, GO Bonds, Series R, 5.000%, due 07/01/21	1,000,000	1,197,200
Total long-term municipal bonds (cost $36,857,722)		37,106,472
	Shares
Short-term investment: 1.56%
Investment company: 1.56%
UBS Cash Management Prime Relationship Fund[3] (cost $560,642)	560,642	560,642
Total investments: 105.08% (cost $37,418,364)		37,667,114
Liabilities, in excess of cash and other assets: (5.08%)		(1,820,237)
Net assets: 100.00%		$35,846,877

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$266,392
Gross unrealized depreciation	(17,642)
Net unrealized appreciation of investments	$248,750

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin on page 53.

52

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2014 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized depreciation
US Treasury futures sell contracts:
US Long Bond, 10 contracts (USD)	March 2015	$(1,406,860)	$(1,445,625)	$(38,765)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$37,106,472	$—	$37,106,472
Short-term investment	—	560,642	—	560,642
Total	$—	$37,667,114	$—	$37,667,114
Liabilities
Futures contracts	$(38,765)	$—	$—	$(38,765)
Total	$(38,765)	$—	$—	$(38,765)

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

2  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014 and changes periodically.

3  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/10/14*	Purchases during the period ended 12/31/14	Sales during the period ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the period ended 12/31/14
UBS Cash Management Prime Relationship Fund	$—	$28,397,612	$27,836,970	$560,642	$283

*  Commencement of operations.

See accompanying notes to financial statements.
53

The UBS Funds

December 31, 2014 (unaudited)

Portfolio acronyms

BA  Canadian Bankers' Acceptance Rate

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

CD KSDA  Korean Securities Dealer Association 91-day Certificate of Deposit Rate

CDI  Certificate of Interbank Deposits

CLO  Collateralized Loan Obligations

COP  Certificate of Participation

EURIBOR  Euro Interbank Offered Rate

FDIC  Federal Deposit Insurance Co.

FGIC  Financial Guaranty Insurance Co.

GDP  Gross Domestic Product

GO  General Obligation

GS  Goldman Sachs

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

JIBAR  Johannesburg Interbank Agreed Rate

LIBOR  London Interbank Offered Rate

MXIBTIIE  Mexico Interbank Equilibrium Interest Rate

OJSC  Open Joint Stock Company

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSFB  Credit Suisse First Boston

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

GHS  Ghanaian Cedi

HUF  Hungarian Forint

IDR  Indonesian Rupiah

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NGN  Nigerian Naira

NZD  New Zealand Dollar

PEN  Peru Nuevo Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

THB  Thai Baht

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.
54

The UBS Funds

December 31, 2014 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2014 to December 31, 2014.

55

The UBS Funds

December 31, 2014 (unaudited)

		Beginning account value July 1, 2014	Ending account value December 31, 2014	Expenses paid during period* 07/01/14 – 12/31/14	Expense ratio during period
UBS Core Plus Bond Fund
Class A	Actual	$1,000.00	$1,022.00	$3.26	0.64%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.98	3.26	0.64
Class C	Actual	1,000.00	1,018.40	5.80	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	5.80	1.14
Class P	Actual	1,000.00	1,022.30	1.99	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.24	1.99	0.39
UBS Emerging Markets Debt Fund
Class A	Actual	1,000.00	908.10	5.87	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.06	6.21	1.22
Class C	Actual	1,000.00	904.90	8.16	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class P	Actual	1,000.00	908.30	4.67	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.32	4.94	0.97
UBS Fixed Income Opportunities Fund
Class A	Actual	1,000.00	972.10	4.77	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.37	4.89	0.95
Class C	Actual	1,000.00	969.10	7.25	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.43	1.45
Class P	Actual	1,000.00	973.10	3.53	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.63	3.62	0.70

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

56

The UBS Funds

December 31, 2014 (unaudited)

		Beginning account value July 1, 2014	Ending account value December 31, 2014	Expenses paid during period 07/01/14 – 12/31/14	Expense ratio during period
UBS Municipal Bond Fund[1]
Class A	Actual	$1,000.00	$1,008.70	$0.91	0.65%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.30	0.92	0.65
Class C	Actual	1,000.00	1,008.20	1.61	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.60	1.63	1.15
Class P	Actual	1,000.00	1,008.90	0.56	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.65	0.57	0.40

1  UBS Municipal Bond Fund commenced operations on November 10, 2014. Actual expense is equal to the Fund's annualized net expense ratios from the commencement of investment operations date, multiplied by the average account value over the period, multiplied by 51 divided by 365 (to reflect the actual days in the period). For comparability purposes, hypothetical expense assumes that the Fund was in operation for the entire six-month period ended December 31, 2014. Thus, the hypothetical expense is equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

57

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2014 (unaudited)

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$29,675,859	$23,312,019
Affiliated issuers	6,591,361	61,688
Investment of cash collateral in affiliated issuers received from securities loaned[1]	224,735	—
Foreign currency	100,528	—
	$36,592,483	$23,373,707
Investments, at value:
Unaffiliated issuers	$30,029,356	$20,078,619
Affiliated issuers	6,595,961	61,688
Investment of cash collateral in affiliated issuers received from securities loaned[1]	224,735	—
Foreign currency	97,498	—
Cash	—	—
Receivables:
Investment securities sold	6,283,925	—
Interest	160,455	401,543
Fund shares sold	2,590	—
Foreign tax reclaims	—	3,398
Due from advisor	11,354	9,068
Dividends	482	8
Variation margin on futures contracts	55,714	17,393
Variation margin on centrally cleared swap agreements	76,238	—
Due from broker for futures contracts	—	131,934
Deferred offering costs	—	—
Cash collateral for futures contracts	21,943	7,356
Cash collateral for swap agreements	40,574	—
Outstanding swap agreements, at value[2]	3,701	25,958
Unrealized appreciation on forward foreign currency contracts	31,996	35,257
Other assets	26,812	22,398
Total assets	43,663,334	20,794,620
Liabilities:
Payables:
Cash collateral from securities loaned	224,735	—
Investment securities purchased	12,234,005	—
Custody and fund accounting fees	18,655	24,496
Fund shares redeemed	18,606	—
Distribution and service fees	2,324	36
Trustees' fees	5,479	5,289
Offering costs	—	—
Due to broker for futures contracts	42,323	—
Due to custodian	—	88,525
Variation margin on futures contracts	—	—
Accrued foreign capital gains taxes	—	2,010
Accrued expenses	42,573	46,530
Options written, at value[3]	30,190	—
Outstanding swap agreements, at value[2]	116,699	165,732
Unrealized depreciation on forward foreign currency contracts	16,570	86,751
Total liabilities	12,752,159	419,369
Net assets	$30,911,175	$20,375,251
1  The market value of securities loaned by UBS Core Plus Bond Fund as of December 31, 2014 was $949,804.

2  Net upfront payments received by UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund were $2,192, $123,703, and $4,246,521, respectively.

3  Premiums received by UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund were $66,930 and $1,135,149, respectively.

58

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund	UBS Municipal Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$39,893,703	$36,857,722
Affiliated issuers	7,942,143	560,642
Investment of cash collateral in affiliated issuers received from securities loaned[1]	—	—
Foreign currency	109,207	—
	$47,945,053	$37,418,364
Investments, at value:
Unaffiliated issuers	$38,889,328	$37,106,472
Affiliated issuers	7,378,426	560,642
Investment of cash collateral in affiliated issuers received from securities loaned[1]	—	—
Foreign currency	107,466	—
Cash	148	—
Receivables:
Investment securities sold	—	—
Interest	452,284	297,658
Fund shares sold	5,920	218,370
Foreign tax reclaims	738	—
Due from advisor	4,954	17,569
Dividends	46	24
Variation margin on futures contracts	369,321	—
Variation margin on centrally cleared swap agreements	123,042	—
Due from broker for futures contracts	—	35,952
Deferred offering costs	—	108,882
Cash collateral for futures contracts	243,289	21,000
Cash collateral for swap agreements	1,713,875	—
Outstanding swap agreements, at value[2]	2,967,494	—
Unrealized appreciation on forward foreign currency contracts	242,662	—
Other assets	33,195	6,878
Total assets	52,532,188	38,373,447
Liabilities:
Payables:
Cash collateral from securities loaned	—	—
Investment securities purchased	—	2,329,370
Custody and fund accounting fees	27,122	4,052
Fund shares redeemed	229,861	—
Distribution and service fees	7,128	1,671
Trustees' fees	6,716	2,878
Offering costs	—	126,448
Due to broker for futures contracts	568,812	—
Due to custodian	—	—
Variation margin on futures contracts	—	38,765
Accrued foreign capital gains taxes	—	—
Accrued expenses	51,704	23,386
Options written, at value[3]	826,117	—
Outstanding swap agreements, at value[2]	7,196,403	—
Unrealized depreciation on forward foreign currency contracts	35,918	—
Total liabilities	8,949,781	2,526,570
Net assets	$43,582,407	$35,846,877

See accompanying notes to financial statements.
59

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2014 (unaudited)

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Net assets consist of:
Beneficial interest	$64,202,800	$24,616,199
Accumulated undistributed (distributions in excess of) net investment income	16,003	(223,686)
Accumulated net realized loss	(33,718,128)	(713,209)
Net unrealized appreciation (depreciation)	410,500	(3,304,053)
Net assets	$30,911,175	$20,375,251
Class A:
Net assets	$2,363,684	$50,247
Shares outstanding	257,864	6,197
Net asset value and redemption proceeds per share	$9.17	$8.11
Offering price per share (NAV per share plus maximum sales charge)[1]	$9.60	$8.49
Class C:
Net assets	$1,421,965	$18,708
Shares outstanding	155,716	2,303
Net asset value and offering price per share	$9.13	$8.12
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.06	$8.06
Class P:
Net assets	$27,125,526	$20,306,296
Shares outstanding	2,964,372	2,500,157
Net asset value per share, offering price per share, and redemption proceeds per share	$9.15	$8.12

1  For Class A, the maximum sales charge is 4.50% for each Fund, Classes C and P have no front-end sales charges. For Class A shares of each Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class C, the maximum contingent deferred sales charge is 0.75% for each Fund. Class P has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

60

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund	UBS Municipal Bond Fund
Net assets consist of:
Beneficial interest	$47,137,739	$35,648,009
Accumulated undistributed (distributions in excess of) net investment income	1,202,380	(11,116)
Accumulated net realized loss	(2,891,368)	(1)
Net unrealized appreciation (depreciation)	(1,866,344)	209,985
Net assets	$43,582,407	$35,846,877
Class A:
Net assets	$6,457,754	$4,921,783
Shares outstanding	704,842	488,791
Net asset value and redemption proceeds per share	$9.16	$10.07
Offering price per share (NAV per share plus maximum sales charge)[1]	$9.59	$10.54
Class C:
Net assets	$4,924,368	$900,909
Shares outstanding	538,242	89,482
Net asset value and offering price per share	$9.15	$10.07
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.08	$9.99
Class P:
Net assets	$32,200,285	$30,024,185
Shares outstanding	3,512,378	2,982,528
Net asset value per share, offering price per share, and redemption proceeds per share	$9.17	$10.07

See accompanying notes to financial statements.
61

The UBS Funds

Financial statements

Statement of operations
For the period ended December 31, 2014 (unaudited)

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Investment income:
Interest and other	$353,211	$683,813
Affiliated income	2,364	235
Securities lending[1]	289	—
Foreign tax withheld	—	(5,087)
Total income	355,864	678,961
Expenses:
Advisory and administration	88,821	89,088
Distribution and service:
Class A	3,617	73
Class C	5,403	73
Transfer agency and related service fees:
Class A	1,949	3,023
Class C	1,439	813
Class P	2,574	723
Custodian and fund accounting	27,853	36,230
Federal and state registration	23,277	24,983
Professional services	49,521	56,614
Shareholder reports	4,540	2,170
Trustees	10,996	10,601
Amortization of offering costs	—	—
Other	9,359	8,842
Total expenses	229,349	233,233
Fee waivers and/or expense reimbursements by Advisor	(160,072)	(124,463)
Net expenses	69,277	108,770
Net investment income	286,587	570,191
Net realized gain (loss) on:
Investments in unaffiliated issuers	215,973	(408,792)
Investments in affiliated issuers	92,944	—
Futures contracts	76,492	24,966
Options written	111,586	—
Swap agreements	32,749	(8,593)
Forward foreign currency contracts	211,729	8,592
Foreign currency transactions	(4,473)	(12,998)
Net realized gain (loss)	737,000	(396,825)
Change in net unrealized appreciation/depreciation on:
Investments[2]	(306,900)	(2,245,112)
Futures contracts	27,557	22,289
Options written	6,415	—
Swap agreements	(100,806)	33,465
Forward foreign currency contracts	39,736	(48,969)
Translation of other assets and liabilities denominated in foreign currency	(14,987)	(19,101)
Change in net unrealized appreciation/depreciation	(348,985)	(2,257,428)
Net realized and unrealized gain (loss)	388,015	(2,654,253)
Net increase (decrease) in net assets resulting from operations	$674,602	$(2,084,062)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $14 for UBS Core Plus Bond Fund.

2  Includes the effects of an increase in the foreign capital gains tax liability of $2,010 for UBS Emerging Markets Debt Fund.

3  For the period November 10, 2014 (commencement of operations) through December 31, 2014.

62

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund	UBS Municipal Bond Fund[3]
Investment income:
Interest and other	$1,130,483	$73,482
Affiliated income	576	283
Securities lending[1]	—	—
Foreign tax withheld	—	—
Total income	1,131,059	73,765
Expenses:
Advisory and administration	215,605	20,820
Distribution and service:
Class A	17,788	1,111
Class C	21,407	645
Transfer agency and related service fees:
Class A	9,028	439
Class C	1,985	439
Class P	5,612	439
Custodian and fund accounting	40,770	4,052
Federal and state registration	25,390	—
Professional services	62,298	18,378
Shareholder reports	24,454	616
Trustees	13,246	2,878
Amortization of offering costs	—	17,566
Other	21,716	3,075
Total expenses	459,299	70,458
Fee waivers and/or expense reimbursements by Advisor	(210,270)	(51,168)
Net expenses	249,029	19,290
Net investment income	882,030	54,475
Net realized gain (loss) on:
Investments in unaffiliated issuers	(525,920)	(1)
Investments in affiliated issuers	452,984	—
Futures contracts	766,116	—
Options written	91,463	—
Swap agreements	(1,060,087)	—
Forward foreign currency contracts	1,108,614	—
Foreign currency transactions	(10,949)	—
Net realized gain (loss)	822,221	(1)
Change in net unrealized appreciation/depreciation on:
Investments[2]	(3,812,428)	248,750
Futures contracts	280,421	(38,765)
Options written	150,027	—
Swap agreements	(110,599)	—
Forward foreign currency contracts	403,560	—
Translation of other assets and liabilities denominated in foreign currency	(137,333)	—
Change in net unrealized appreciation/depreciation	(3,226,352)	209,985
Net realized and unrealized gain (loss)	(2,404,131)	209,984
Net increase (decrease) in net assets resulting from operations	$(1,522,101)	$264,459

See accompanying notes to financial statements.
63

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Core Plus Bond Fund		UBS Emerging Markets Debt Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income	$286,587	$650,766	$570,191	$976,290
Net realized gain (loss)	737,000	135,320	(396,825)	(540,130)
Change in net unrealized appreciation/depreciation	(348,985)	990,123	(2,257,428)	662,048
Net increase (decrease) in net assets from operations	674,602	1,776,209	(2,084,062)	1,098,208
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(60,998)	(130,087)	(1,697)	(2,092)
Return of capital	—	—	—	(1,096)
Total Class A dividends and distributions	(60,998)	(130,087)	(1,697)	(3,188)
Class C:
Net investment income	(29,218)	(32,432)	(551)	(349)
Return of capital	—	—	—	(183)
Total Class C dividends and distributions	(29,218)	(32,432)	(551)	(532)
Class P:
Net investment income	(646,320)	(698,024)	(691,928)	(835,702)
Return of capital	—	—	—	(438,053)
Total Class P dividends and distributions	(646,320)	(698,024)	(691,928)	(1,273,755)
Decrease in net assets from dividends and distributions	(736,536)	(860,543)	(694,176)	(1,277,475)
Beneficial interest transactions:
Proceeds from shares sold	3,476,132	2,857,644	13,103	71,901
Shares issued on reinvestment of dividends and distributions	716,160	783,676	2,418	3,711
Cost of shares redeemed	(3,318,156)	(9,567,176)	(25,855)	(18,756)
Redemption fees	6,909	2,519	—	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	881,045	(5,923,337)	(10,334)	56,856
Increase (decrease) in net assets	819,111	(5,007,671)	(2,788,572)	(122,411)
Net assets, beginning of period	30,092,064	35,099,735	23,163,823	23,286,234
Net assets, end of period	$30,911,175	$30,092,064	$20,375,251	$23,163,823
Accumulated undistributed (distributions in excess of) net investment income	$16,003	$465,952	$(223,686)	$(166,264)

1  For the period November 10, 2014 (commencement of operations) through December 31, 2014.

64

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund		UBS Municipal Bond Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	Period ended December 31, 2014[1] (unaudited)
Operations:
Net investment income	$882,030	$2,663,035	$54,475
Net realized gain (loss)	822,221	(1,393,181)	(1)
Change in net unrealized appreciation/depreciation	(3,226,352)	(2,581,160)	209,985
Net increase (decrease) in net assets from operations	(1,522,101)	(1,311,306)	264,459
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(115,817)	—	(7,667)
Return of capital	—	(323,641)	—
Total Class A dividends and distributions	(115,817)	(323,641)	(7,667)
Class C:
Net investment income	(76,153)	—	(1,054)
Return of capital	—	(7,814)	—
Total Class C dividends and distributions	(76,153)	(7,814)	(1,054)
Class P:
Net investment income	(695,650)	—	(56,870)
Return of capital	—	(277,596)	—
Total Class P dividends and distributions	(695,650)	(277,596)	(56,870)
Decrease in net assets from dividends and distributions	(887,620)	(609,051)	(65,591)
Beneficial interest transactions:
Proceeds from shares sold	31,598,302	35,696,320	35,646,308
Shares issued on reinvestment of dividends and distributions	672,162	362,694	11,358
Cost of shares redeemed	(54,638,802)	(57,876,190)	(9,657)
Redemption fees	604	37,173	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	(22,367,734)	(21,780,003)	35,648,009
Increase (decrease) in net assets	(24,777,455)	(23,700,360)	35,846,877
Net assets, beginning of period	68,359,862	92,060,222	—
Net assets, end of period	$43,582,407	$68,359,862	$35,846,877
Accumulated undistributed (distributions in excess of) net investment income	$1,202,380	$1,207,970	$(11,116)

See accompanying notes to financial statements.
65

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.18	$8.91	$9.13	$8.70	$8.69	$8.17
Income (loss) from investment operations:
Net investment income[1]	0.08	0.17	0.16	0.20	0.24	0.28
Net realized and unrealized gain (loss)	0.12	0.33	(0.15)	0.46	0.18	0.73
Total income (loss) from investment operations	0.20	0.50	0.01	0.66	0.42	1.01
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.21)	(0.23)	(0.23)	(0.23)	(0.41)	(0.49)
Net asset value, end of period	$9.17	$9.18	$8.91	$9.13	$8.70	$8.69
Total investment return[2]	2.20%	5.68%	0.06%	7.64%	5.00%	12.72%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.77%[4]	1.69%	1.58%	1.45%	1.45%	1.39%
Expenses after fee waivers and/or expense reimbursement	0.64%[4]	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.68%[4]	1.89%	1.77%	2.18%	2.76%	3.30%
Supplemental data:
Net assets, end of period (000's)	$2,364	$3,226	$6,951	$7,606	$5,996	$8,956
Portfolio turnover rate	353%	506%	374%	509%	400%	283%

	Class P
	For the six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.17	$8.89	$9.11	$8.69	$8.68	$8.16
Income from investment operations:
Net investment income[1]	0.09	0.19	0.19	0.22	0.26	0.30
Net realized and unrealized gain (loss)	0.11	0.34	(0.16)	0.45	0.19	0.74
Total income from investment operations	0.20	0.53	0.03	0.67	0.45	1.04
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.22)	(0.25)	(0.25)	(0.25)	(0.44)	(0.52)
Net asset value, end of period	$9.15	$9.17	$8.89	$9.11	$8.69	$8.68
Total investment return[2]	2.23%	6.08%	0.31%	7.80%	5.26%	13.02%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.41%[4]	1.38%	1.20%	1.12%	1.12%	1.09%
Expenses after fee waivers and/or expense reimbursement	0.39%[4]	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	1.91%[4]	2.13%	2.04%	2.44%	3.02%	3.53%
Supplemental data:
Net assets, end of period (000's)	$27,125	$25,431	$26,425	$33,501	$31,047	$34,659
Portfolio turnover rate	353%	506%	374%	509%	400%	283%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

66

UBS Core Plus Bond Fund

Financial highlights

	Class C
	For the six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.15	$8.88	$9.10	$8.68	$8.66	$8.15
Income (loss) from investment operations:
Net investment income[1]	0.05	0.12	0.12	0.15	0.20	0.24
Net realized and unrealized gain (loss)	0.12	0.33	(0.16)	0.45	0.19	0.72
Total income (loss) from investment operations	0.17	0.45	(0.04)	0.60	0.39	0.96
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.19)	(0.18)	(0.18)	(0.18)	(0.37)	(0.45)
Net asset value, end of period	$9.13	$9.15	$8.88	$9.10	$8.68	$8.66
Total investment return[2]	1.84%	5.30%	(0.55)%	7.01%	4.60%	12.06%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.34%[4]	2.28%	2.02%	1.91%	1.92%	1.86%
Expenses after fee waivers and/or expense reimbursement	1.14%[4]	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.17%[4]	1.38%	1.29%	1.70%	2.27%	2.80%
Supplemental data:
Net assets, end of period (000's)	$1,422	$1,435	$1,724	$2,187	$2,175	$2,628
Portfolio turnover rate	353%	506%	374%	509%	400%	283%

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.
67

UBS Emerging Markets Debt Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	For the period ended June 30, 2013[3]
Net asset value, beginning of period	$9.21	$9.29	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.22	0.36	0.39
Net realized and unrealized gain (loss)	(1.05)	0.05	(0.52)
Total income (loss) from investment operations	(0.83)	0.41	(0.13)
Less dividends/distributions:
From net investment income	(0.27)	(0.32)	(0.50)
Return of capital	—	(0.17)	—
From net realized gains	—	—	(0.08)
Total dividends/distributions	(0.27)	(0.49)	(0.58)
Net asset value, end of period	$8.11	$9.21	$9.29
Total investment return[2]	(9.19)%	4.65%	(1.78)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	12.66%[4]	15.41%	36.21%[4]
Expenses after fee waivers and/or expense reimbursement	1.22%[4]	1.25%	1.25%[4]
Net investment income	4.84%[4]	4.03%	4.08%[4]
Supplemental data:
Net assets, end of period (000's)	$50	$70	$34
Portfolio turnover rate	20%	39%	41%

	Class P
	For the six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	For the period ended June 30, 2013[3]
Net asset value, beginning of period	$9.23	$9.30	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.23	0.39	0.47
Net realized and unrealized gain (loss)	(1.06)	0.05	(0.54)
Total income (loss) from investment operations	(0.83)	0.44	(0.07)
Less dividends/distributions:
From net investment income	(0.28)	(0.33)	(0.55)
Return of capital	—	(0.18)	—
From net realized gains	—	—	(0.08)
Total dividends/distributions	(0.28)	(0.51)	(0.63)
Net asset value, end of period	$8.12	$9.23	$9.30
Total investment return[2]	(9.17)%	5.01%	(1.16)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.05%[4]	2.02%	2.10%[4]
Expenses after fee waivers and/or expense reimbursement	0.97%[4]	1.00%	1.00%[4]
Net investment income	5.09%[4]	4.31%	4.83%[4]
Supplemental data:
Net assets, end of period (000's)	$20,306	$23,073	$23,253
Portfolio turnover rate	20%	39%	41%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

68

UBS Emerging Markets Debt Fund

Financial highlights

	Class C
	For the six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	For the period ended June 30, 2013[3]
Net asset value, beginning of period	$9.23	$9.31		$10.00
Income (loss) from investment operations:
Net investment income[1]	0.19	0.31		0.27
Net realized and unrealized gain (loss)	(1.06)	0.02		(0.52)
Total income (loss) from investment operations	(0.87)	0.33		(0.25)
Less dividends/distributions:
From net investment income	(0.24)	(0.27)		(0.36)
Return of capital	—	(0.14)		—
From net realized gains	—	—		(0.08)
Total dividends/distributions	(0.24)	(0.41)		(0.44)
Net asset value, end of period	$8.12	$9.23		$9.31
Total investment return[2]	(9.51)%	3.72%		(2.85)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	10.83%[4]	15.92%		2,391.59%[4]
Expenses after fee waivers and/or expense reimbursement	1.70%[4]	1.75%		1.75%[4]
Net investment income	4.36%[4]	3.46%		2.78%[4]
Supplemental data:
Net assets, end of period (000's)	$19	$21	$	—[5]
Portfolio turnover rate	20%	39%		41%

3  For the period July 23, 2012 (commencement of operations) through June 30, 2013.

4  Annualized.

5  Amount rounds to less than $1,000.

See accompanying notes to financial statements.
69

UBS Fixed Income Opportunities Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2014	Year ended June 30,			For the period ended
	(unaudited)	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.60	$9.78	$9.66	$9.93	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.14	0.27	0.28	0.37	0.21
Net realized and unrealized gain (loss)	(0.42)	(0.39)	0.13	(0.05)	(0.15)
Total income (loss) from investment operations	(0.28)	(0.12)	0.41	0.32	0.06
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.02
Less dividends/distributions:
From net investment income	(0.16)	—	(0.22)	(0.34)	(0.05)
Return of capital	—	(0.06)	(0.07)	—	(0.10)
From net realized gains	—	—	—	(0.25)	—
Total dividends/distributions	(0.16)	(0.06)	(0.29)	(0.59)	(0.15)
Net asset value, end of period	$9.16	$9.60	$9.78	$9.66	$9.93
Total investment return[2]	(2.79)%	(1.14)%	4.15%	3.33%	0.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.70%[5]	1.43%	1.42%	1.42%	1.39%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%[5]	0.95%	0.95%	0.95%	0.95%[5]
Net investment income	2.82%[5]	2.75%	2.84%	3.80%	3.53%[5]
Supplemental data:
Net assets, end of period (000's)	$6,458	$40,366	$47,140	$37,935	$67,314
Portfolio turnover rate	10%	38%	60%	63%	48%

	Class P
	For the six months ended December 31, 2014	Year ended June 30,			For the period ended
	(unaudited)	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.61	$9.79	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.15	0.29	0.30	0.40	0.23
Net realized and unrealized gain (loss)	(0.41)	(0.39)	0.13	(0.05)	(0.13)
Total income (loss) from investment operations	(0.26)	(0.10)	0.43	0.35	0.10
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	—
Less dividends/distributions:
From net investment income	(0.18)	—	(0.24)	(0.37)	(0.06)
Return of capital	—	(0.08)	(0.07)	—	(0.10)
From net realized gains	—	—	—	(0.25)	—
Total dividends/distributions	(0.18)	(0.08)	(0.31)	(0.62)	(0.16)
Net asset value, end of period	$9.17	$9.61	$9.79	$9.67	$9.94
Total investment return[2]	(2.69)%	(0.99)%	4.50%	3.60%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.40%[5]	1.14%	1.13%	1.14%	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.70%[5]	0.70%	0.70%	0.70%	0.70%[5]
Net investment income	3.21%[5]	2.99%	3.06%	4.06%	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$32,200	$21,139	$36,112	$26,145	$25,523
Portfolio turnover rate	10%	38%	60%	63%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

70

UBS Fixed Income Opportunities Fund

Financial highlights

	Class C
	For the six months ended December 31, 2014	Year ended June 30,			For the period ended
	(unaudited)	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.59	$9.76	$9.65	$9.92	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.08	0.22	0.23	0.32	0.18
Net realized and unrealized gain (loss)	(0.38)	(0.38)	0.12	(0.05)	(0.14)
Total income (loss) from investment operations	(0.30)	(0.16)	0.35	0.27	0.04
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.00[4]
Less dividends/distributions:
From net investment income	(0.14)	—	(0.17)	(0.29)	(0.02)
Return of capital	—	(0.01)	(0.07)	—	(0.10)
From net realized gains	—	—	—	(0.25)	—
Total dividends/distributions	(0.14)	(0.01)	(0.24)	(0.54)	(0.12)
Net asset value, end of period	$9.15	$9.59	$9.76	$9.65	$9.92
Total investment return[2]	(3.09)%	(1.65)%	3.65%	2.82%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.18%[5]	1.93%	1.92%	1.93%	1.94%[5]
Expenses after fee waivers and/or expense reimbursement	1.45%[5]	1.45%	1.45%	1.45%	1.45%[5]
Net investment income	1.63%[5]	2.24%	2.34%	3.31%	3.06%[5]
Supplemental data:
Net assets, end of period (000's)	$4,924	$6,855	$8,808	$6,519	$8,116
Portfolio turnover rate	10%	38%	60%	63%	48%

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
71

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class A	Class C	Class P
	For the period ended December 31, 2014[3] (unaudited)	For the period ended December 31, 2014[3] (unaudited)	For the period ended December 31, 2014[3] (unaudited)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income from investment operations:
Net investment income[1]	0.02	0.01	0.02
Net realized and unrealized gain	0.07	0.07	0.07
Total income from investment operations	0.09	0.08	0.09
Less dividends/distributions:
From net investment income	(0.02)	(0.01)	(0.02)
Net asset value, end of period	$10.07	$10.07	$10.07
Total investment return[2]	0.87%	0.82%	0.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.83%[4]	2.75%[4]	1.56%[4]
Expenses after fee waivers and/or expense reimbursement	0.65%[4]	1.15%[4]	0.40%[4]
Net investment income	1.26%[4]	0.76%[4]	1.25%[4]
Supplemental data:
Net assets, end of period (000's)	$4,922	$901	$30,024
Portfolio turnover rate	17%	17%	17%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares.

3  For the period November 10, 2014 (commencement of operations) through December 31, 2014.

4  Annualized.

See accompanying notes to financial statements.
72

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 14 Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund (each a "Fund", and collectively, the "Funds"). At Board meetings held in December 2013 and April 2014, the Board of Trustees (the "Board") approved certain changes to the Class Y shares of each series of the Trust to permit wrap fee advisory program accounts to purchase Class Y shares. The Board also approved the tax-free conversion of wrap fee advisory program accounts currently holding Class A shares or Class C shares (post-CDSC) into Class Y shares. In connection with these changes, the Board approved the redesignation of Class Y shares as Class P shares, effective on or about July 28, 2014.

Each of the Funds covered by this report is diversified, except for UBS Emerging Markets Debt Fund which is non-diversified. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable

73

The UBS Funds

Notes to financial statements

investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an owned asset management subsidiary of UBS Group AG. UBS Group AG an internationally diversified organization with headquarters in Zurich, Switzerland UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

74

The UBS Funds

Notes to financial statements

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative

75

The UBS Funds

Notes to financial statements

instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2014, except for forward foreign currency contracts and options for UBS Emerging Markets Debt Fund for which the average volume during the year was greater than at year end.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts[1]	$—	$—	$31,996	$31,996
Futures contracts[2]	61,679	—	—	61,679
Options purchased[1]	8,593	—	32,396	40,989
Swap agreements[1,2]	64,739	3,701	—	68,440
Total value	$135,011	$3,701	$64,392	$203,104

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (excluding centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts[1]	$—	$—	$(16,570)	$(16,570)
Futures contracts[2]	(5,965)	—	—	(5,965)
Options written[1]	(20,294)	(9,896)	—	(30,190)
Swap agreements[1]	(111,581)	(5,118)	—	(116,699)
Total value	$(137,840)	$(15,014)	$(16,570)	$(169,424)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

76

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the period ended December 31, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$211,729	$211,729
Futures contracts	76,492	—	—	76,492
Options purchased[2]	(97,825)	(7,351)	—	(105,176)
Options written	84,287	27,299	—	111,586
Swap agreements	13,157	19,592	—	32,749
Total net realized gain (loss)	$76,111	$39,540	$211,729	$327,380
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$39,736	$39,736
Futures contracts	27,557	—	—	27,557
Options purchased[2]	19,414	—	18,096	37,510
Options written	6,227	188	—	6,415
Swap agreements	(72,473)	(28,333)	—	(100,806)
Total change in net unrealized appreciation/depreciation	$(19,275)	$(28,145)	$57,832	$10,412

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Forward foreign currency contracts[1]	$—	$—	$35,257	$35,257
Futures contracts[2]	21,246	—	—	21,246
Swap agreements[1]	4,222	4,348	17,388	25,958
Total value	$25,468	$4,348	$52,645	$82,461

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Forward foreign currency contracts[1]	$—	$—	$(86,751)	$(86,751)
Futures contracts[2]	(3,853)	—	—	(3,853)
Swap agreements[1]	(37,991)	(127,741)	—	(165,732)
Total value	$(41,844)	$(127,741)	$(86,751)	$(256,336)

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

77

The UBS Funds

Notes to financial statements

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended December 31, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$8,592	$8,592
Futures contracts	24,966	—	—	24,966
Swap agreements	(33,640)	2,695	22,352	(8,593)
Total net realized gain (loss)	$(8,674)	$2,695	$30,944	$24,965
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$—	$(48,969)	$(48,969)
Futures contracts	22,289	—	—	22,289
Swap agreements	20,662	6,507	6,296	33,465
Total change in net unrealized appreciation/depreciation	$42,951	$6,507	$(42,673)	$6,785

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$242,662	$242,662
Futures contracts[2]	384,096	—	—	384,096
Options purchased[1]	824,959	—	192,874	1,017,833
Swap agreements[1,2]	3,433,582	206,940	108,821	3,749,343
Total value	$4,642,637	$206,940	$544,357	$5,393,934

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (excluding centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$(35,918)	$(35,918)
Futures contracts[2]	(12,167)	—	—	(12,167)
Options written[1]	(757,410)	(68,707)	—	(826,117)
Swap agreements[1,2]	(8,094,244)	(1,700,105)	(97,269)	(9,891,618)
Total value	$(8,863,821)	$(1,768,812)	$(133,187)	$(10,765,820)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

78

The UBS Funds

Notes to financial statements

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Activities in derivative instruments during the period ended December 31, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$1,108,614	$1,108,614
Futures contracts	766,116	—	—	766,116
Options purchased[2]	(1,187,378)	(127,680)	147,528	(1,167,530)
Options written	(18,781)	110,244	—	91,463
Swap agreements	(37,929)	(1,002,067)	(20,091)	(1,060,087)
Total net realized gain (loss)	$(477,972)	$(1,019,503)	$1,236,051	$(261,424)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$403,560	$403,560
Futures contracts	280,421	—	—	280,421
Options purchased[2]	281,963	—	112,002	393,965
Options written	108,904	41,123	—	150,027
Swap agreements	(1,354,113)	1,290,745	(47,231)	(110,599)
Total change in net unrealized appreciation/depreciation	$(682,825)	$1,331,868	$468,331	$1,117,374

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement.
79

The UBS Funds

Notes to financial statements

UBS Core Plus Bond Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	31,996	(16,570)
Futures contracts[1]	61,679	(5,965)
Options purchased	40,989	—
Options written	—	(30,190)
Swap agreements[1]	68,440	(116,699)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	203,104	(169,424)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(135,011)	26,259
Total gross amount of assets and liabilities subject to MNA or similar agreements	68,093	(143,165)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
CSI	1,072	—	—	1,072
JPMCB	31,996	(11,229)	—	20,767
MLI	2,629	(2,629)	—	—
MSCI	32,396	—	—	32,396
Total	68,093	(13,858)	—	54,235
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
BB	(1,360)	—	—	(1,360)
CIBC	(6,735)	—	—	(6,735)
GSI	(9,835)	—	—	(9,835)
JPMCB	(11,229)	11,229	—	—
MLI	(111,581)	2,629	—	(108,952)
MSC	(2,425)	—	—	(2,425)
Total	(143,165)	13,858	—	(129,307)

UBS Emerging Markets Debt Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	35,257	(86,751)
Futures contracts[1]	21,246	(3,853)
Swap agreements[1]	25,958	(165,732)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	82,461	(256,336)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(21,246)	3,853
Total gross amount of assets and liabilities subject to MNA or similar agreements	61,215	(252,483)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

80

The UBS Funds

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
BB	20,299	(20,299)	—	—
CITI	4,222	(4,222)	—	—
CSI	14,864	(14,864)	—	—
DB	4,508	—	—	4,508
JPMCB	17,322	(6,197)	—	11,125
Total	61,215	(45,582)	—	15,633
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
BB	(86,278)	20,299	—	(65,979)
CITI	(7,115)	4,222	—	(2,893)
CSI	(57,707)	14,864	—	(42,843)
GSI	(91,426)	—	—	(91,426)
JPMCB	(6,197)	6,197	—	—
MLI	(3,760)	—	—	(3,760)
Total	(252,483)	45,582	—	(206,901)

UBS Fixed Income Opportunities Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	242,662	(35,918)
Futures contracts[1]	384,096	(12,167)
Options purchased	1,017,833	—
Options written	—	(826,117)
Swap agreements[1]	3,749,343	(9,891,618)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	5,393,934	(10,765,820)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(1,434,560)	2,770,057
Total gross amount of assets and liabilities subject to MNA or similar agreements	3,959,374	(7,995,763)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

81

The UBS Funds

Notes to financial statements

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
BB	312,734	(312,734)	—	—
CITI	80,580	(80,580)	—	—
CSFB	249,753	(204,815)	—	44,938
DB	798,918	(798,918)	—	—
JPMCB	2,069,371	(1,408,117)	—	661,254
MLI	270,390	(270,390)	—	—
MSCI	177,628	(177,628)	—	—
Total	3,959,374	(3,253,182)	—	706,192
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
BB	(319,861)	312,734	—	(7,127)
CITI	(123,864)	80,580	—	(43,284)
CSFB	(204,815)	204,815	—	—
DB	(3,349,566)	798,918	225,000	(2,325,648)
JPMCB	(1,408,117)	1,408,117	—	—
MLI	(1,850,562)	270,390	—	(1,580,172)
MSCI	(738,978)	177,628	—	(561,350)
Total	(7,995,763)	3,253,182	225,000	(4,517,581)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

During prior fiscal years, the amortization of premium and accretion of inflationary income for certain securities was accounted for incorrectly. This resulted in an understatement of net investment income and an overstatement of realized and unrealized gains/losses for the UBS Emerging Markets Debt Fund (the "Fund"). As such, there was no corresponding impact to the net assets or the net asset value per share of the Fund in any prior year since this represented only a reclassification between income and capital accounts. The impact of these misclassifications was immaterial, and therefore, no changes to prior year reported amounts have been recorded. During the current fiscal year, the amortization of premium and recognition of inflationary income was calculated using the US GAAP

82

The UBS Funds

Notes to financial statements

approved method over the remaining contractual maturity period. The cumulative impact of these adjustments on the components of net assets as of the beginning of the year was to increase net unrealized depreciation by $54,841 (as a result of the change to amortized cost of impacted portfolio securities), decrease distributions in excess of net investment income by $66,563 and increase accumulated realized loss by $11,722.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that

83

The UBS Funds

Notes to financial statements

market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

84

The UBS Funds

Notes to financial statements

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection", "Credit default swaps on sovereign issues—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually enti-

85

The UBS Funds

Notes to financial statements

tled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions: It is each Fund's policy to distribute its respective net investment income monthly except UBS Fixed Income Opportunities Fund which will distribute its net investment income, if any, quarterly. Net realized capital gains, if any, are paid annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

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The UBS Funds

Notes to financial statements

L. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2014, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee will be calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Core Plus Bond Fund	0.500%	0.475%	0.450%	0.425%	0.400%
UBS Emerging Markets Debt Fund	0.750	0.750	0.750	0.750	0.750
UBS Fixed Income Opportunities Fund	0.650	0.650	0.650	0.650	0.650
UBS Municipal Bond Fund	0.400	0.400	0.400	0.400	0.400

For UBS Core Plus Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through

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The UBS Funds

Notes to financial statements

investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2014, were as follows:

Fund	Class A expense cap	Class C expense cap	Class P expense cap	Amount due to Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Core Plus Bond Fund	0.64%	1.14%	0.39%	$(13,339)	$77,235	$160,072
UBS Emerging Markets Debt Fund	1.25	1.75	1.00	(10,499)	80,684	124,463
UBS Fixed Income Opportunities Fund	0.95	1.45	0.70	(7,879)	193,301	210,270
UBS Municipal Bond Fund	0.65	1.15	0.40	(19,732)	17,533	51,168

Each Fund will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2014 are subject to repayment through June 30, 2018.

At December 31, 2014, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2015	Expires June 30, 2016	Expires June 30, 2017	Expires June 30, 2018
UBS Core Plus Bond Fund—Class A	$191,608	$63,846	$58,776	$52,584	$16,402
UBS Core Plus Bond Fund—Class C	61,364	17,126	17,658	17,952	8,628
UBS Core Plus Bond Fund—Class P	875,020	241,662	250,241	248,075	135,042
UBS Emerging Markets Debt Fund—Class A	15,514	—	4,525	7,654	3,335
UBS Emerging Markets Debt Fund—Class C	4,577	—	2,316	1,340	921
UBS Emerging Markets Debt Fund—Class P	616,322	—	265,682	230,433	120,207
UBS Fixed Income Opportunities Fund—Class A	725,493	242,230	171,521	258,703	53,039
UBS Fixed Income Opportunities Fund—Class C	131,223	35,078	32,820	42,562	20,763
UBS Fixed Income Opportunities Fund—Class P	562,416	112,949	171,285	141,714	136,468
UBS Municipal Bond Fund—Class A	5,264	—	—	—	5,264
UBS Municipal Bond Fund—Class C	1,377	—	—	—	1,377
UBS Municipal Bond Fund—Class P	44,527	—	—	—	44,527

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2014, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Core Plus Bond Fund	$1,985	$11,586
UBS Emerging Markets Debt Fund	1,431	8,404
UBS Fixed Income Opportunities Fund	2,925	22,304
UBS Municipal Bond Fund	2,163	3,287

Effective December 24, 2014, UBS Emerging Markets Debt Fund changed its management fee of 0.75% on all classes. Effective the same date, the Fund did not accrue the distribution fee of 0.50% on Class C. The annual

88

The UBS Funds

Notes to financial statements

service fee of 0.25% for Classes A and C have not been eliminated. Additionally, the expense cap has been changed to the following levels:

Class A	0.50%
Class C	0.50%
Class P	0.25%

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2014 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at December 31, 2014 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at December 31, 2014 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Core Plus Bond Fund	0.25%	0.75%
UBS Emerging Markets Debt Fund	0.25	0.75
UBS Fixed Income Opportunities Fund	0.25	0.75
UBS Municipal Bond Fund	0.25	0.75

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At December 31, 2014, certain Funds owed UBS Global AM (US) distribution and service fees, and for the period

89

The UBS Funds

Notes to financial statements

ended December 31, 2014, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Core Plus Bond Fund—Class A	$1,102	$401
UBS Core Plus Bond Fund—Class C	1,222	—
UBS Emerging Markets Debt Fund—Class A	22	94
UBS Emerging Markets Debt Fund—Class C	14	—
UBS Fixed Income Opportunities Fund—Class A	2,861	135
UBS Fixed Income Opportunities Fund—Class C	4,267	—
UBS Municipal Bond Fund—Class A	1,111	8,405
UBS Municipal Bond Fund—Class C	560	—

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Core Plus Bond Fund	$835
UBS Emerging Markets Debt Fund	64
UBS Fixed Income Opportunities Fund	8,406
UBS Municipal Bond Fund	129

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Core Plus Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. In addition, UBS Core Plus Bond Fund received US government agency securities as collateral with a market value of $744,459, which can not be resold. The value of loaned securities and related collateral at December 31, 2014 was as follows:

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The UBS Funds

Notes to financial statements

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Core Plus Bond Fund	$949,804	$969,194	$224,735

6. Purchases and sales of securities

For the period ended December 31, 2014, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$81,238,399	$82,708,243
UBS Emerging Markets Debt Fund	5,400,525	4,337,319
UBS Fixed Income Opportunities Fund	3,904,356	25,909,507
UBS Municipal Bond Fund	42,115,852	5,200,000

For the period ended December 31, 2014, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$16,444,043	$14,425,276
UBS Fixed Income Opportunities Fund	1,890,078	2,704,305

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2014 were as follows:

	2014
Fund	Distributions paid from ordinary income	Return of capital	Total distributions paid
UBS Core Plus Bond Fund	$860,543	$—	$860,543
UBS Emerging Markets Debt Fund	838,143	439,332	1,277,475
UBS Fixed Income Opportunities Fund	—	609,051	609,051

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term

91

The UBS Funds

Notes to financial statements

and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2014, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short term losses	Long term losses	Net capital losses
UBS Core Plus Bond Fund	$265,127	$25,588	$290,715
UBS Emerging Markets Debt Fund	180,424	134,009	314,433
UBS Fixed Income Opportunities Fund	4,055,307	—	4,055,307

At June 30, 2014, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS Core Plus Bond Fund	$2,127,033	$32,070,048

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2014, the Funds incurred no late year losses.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2014, the Funds did not incur any interest or penalties. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended June 30, 2014, or since inception in the case of UBS Emerging Markets Debt Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility outstanding as of or during the period ended December 31, 2014.

92

The UBS Funds

Notes to financial statements

9. Shares of beneficial interest

For the period ended December 31, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	14,446	$133,167	14,444	$133,185	348,962	$3,209,780
Shares repurchased	(112,921)	(1,040,333)	(18,326)	(167,542)	(229,114)	(2,110,281)
Dividends reinvested	5,073	46,532	2,719	24,829	70,425	644,799
Redemption fees	—	624	—	326	—	5,959
Net increase (decrease)	(93,402)	$(860,010)	(1,163)	$(9,202)	190,273	$1,750,257

UBS Emerging Markets Debt Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	227	$1,996	—	$—	1,221	$11,107
Shares repurchased	(1,845)	(16,557)	—	—	(1,094)	(9,298)
Dividends reinvested	196	1,694	63	548	20	176
Net increase (decrease)	(1,422)	$(12,867)	63	$548	147	$1,985

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	52,413	$500,350	3,857	$36,966	3,228,094	$31,060,986
Shares repurchased	(3,562,625)	(34,186,121)	(186,716)	(1,785,945)	(1,970,040)	(18,666,736)
Dividends reinvested	11,095	101,797	6,452	58,866	55,577	511,499
Redemption fees	—	93	—	64	—	447
Net increase (decrease)	(3,499,117)	$(33,583,881)	(176,407)	$(1,690,049)	1,313,631	$12,906,196

UBS Municipal Bond Fund1

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	488,537	$4,901,309	89,386	$896,938	2,982,703	$29,848,061
Shares repurchased	—	—	—	—	(956)	(9,657)
Dividends reinvested	254	2,548	96	964	781	7,864
Net increase	488,791	$4,903,857	89,482	$897,902	2,982,528	$29,846,268

*  Effective July, 28, 2014, Class Y shares were renamed Class P shares.

1  For the period November 10, 2014 (commencement of operations) through December 31, 2014.

93

The UBS Funds

Notes to financial statements

For the year ended June 30, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,408	$182,793	2,395	$21,408	294,057	$2,653,443
Shares repurchased	(456,390)	(4,085,317)	(42,911)	(384,376)	(568,982)	(5,097,483)
Dividends reinvested	6,919	61,956	3,165	28,236	77,511	693,484
Redemption fees	—	376	—	130	—	2,013
Net decrease	(429,063)	$(3,840,192)	(37,351)	$(334,602)	(197,414)	$(1,748,543)

UBS Emerging Markets Debt Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,824	$52,132	2,174	$19,769	—	$—
Shares repurchased	(2,170)	(18,729)	(3)	(27)	—	—
Dividends reinvested	357	3,183	59	528	—	—
Net increase	4,011	$36,586	2,230	$20,270	—	$—

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,404,144	$33,107,641	266,789	$2,588,679	—	$—
Shares repurchased	(4,043,059)	(39,006,988)	(454,715)	(4,377,735)	(1,505,689)	(14,491,467)
Dividends reinvested	21,572	208,112	545	5,249	15,458	149,333
Redemption fees	—	20,977	—	3,403	—	12,793
Net decrease	(617,343)	$(5,670,258)	(187,381)	$(1,780,404)	(1,490,231)	$(14,329,341)

10. Subsequent events

At a meeting held on December 4, 2014, the Board approved certain actions to liquidate and dissolve UBS Emerging Markets Debt Fund. The liquidation occurred on February 24, 2015.

In connection with the liquidation, the Board approved, effective December 24, 2014, the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. The Board also approved effective December 24, 2014, the closure of each class of the Fund to reinvestments of dividends and distributions. Therefore, the Fund will no longer offer shares for purchase. The Fund reserves the right to change this policy at any time. Of course, shareholders will continue to be able to redeem their shares in accordance with the policies in the Prospectus.

94

The UBS Funds

Notes to financial statements

Also in connection with the liquidation, effective December 24, 2014, (a) the investment advisory fee of 0.75% of average net assets is waived; (b) the annual Rule 12b-1 distribution fee of 0.50% of average net assets that is charged to the shareholders of Class C shares is waived; (c) the 1.00% redemption fee that is charged on sales or exchanges of any class of shares of the Fund less than 90 days after purchase is waived; and (d) all contingent deferred sales charges (CDSC) assessed on redemptions that are charged on Class A shares (on purchases of $1,000,000 or more) and Class C shares are eliminated. The annual service fee of 0.25% of average net assets that is charged on Class A shares and the annual service fee of 0.25% of average net assets that is charged on Class C shares have not been eliminated. With respect to exchanges of shares of the Fund for shares of another UBS Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the UBS Family Fund acquired in the exchange.

95

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site http://www.sec.gov).

96

The UBS Funds

Board approval of investment advisory agreement
(unaudited)

At a meeting (the "Meeting") of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates, considered the initial approval of the investment advisory agreement (the "Advisory Agreement") between the Trust and the Advisor for the UBS Municipal Bond Fund (the "Fund").

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the approval of the Advisory Agreement for the Fund, including: (i) the nature, extent, and quality of the services to be provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale will be realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services to be provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services to be provided to the Fund. The Board noted that in addition to investment management services, the Advisor would provide the Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals that will be providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for other series of the Trust and the Advisor's other investment management clients. The Board also noted and discussed the services that the Advisor and its affiliates would provide to the Fund under other agreements with the Trust including administration services to be provided by the Advisor, underwriting services to be provided by UBS Global Asset Management (US) Inc., and sub-transfer agency services to be provided by UBS Financial Services Inc. In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others, to the existing series of the Trust. The Board also discussed the compliance program for the Advisor. After analyzing the services to be provided by the Advisor to the Fund, both quantitatively and qualitatively, including the likely impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services expected to be provided to the Fund were consistent with the operational requirements of the Fund, and would meet the needs of the Fund's shareholders.

Performance.

The Board also noted that, as the Fund had not yet commenced investment operations, there was no investment performance for either the Fund or the Advisor in managing the Fund for the Board to evaluate.

Fund Fees and Expenses.

When considering the fees and expenses to be borne by the Fund, and the reasonableness of the management fees to be paid to the Advisor in light of the services to be provided to the Fund, the Board compared the fees to be charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services. In examining these reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the anticipated actual management fee rate and total expenses for the fund were comparable to similar funds. The Board also considered that the Advisor had agreed to an expense limit arrangement for a one-year period. The Board, after reviewing all pertinent material, concluded that the management fee payable

97

The UBS Funds

Board approval of investment advisory agreement
(unaudited)

under the Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability.

The Board noted that the Advisor could not report any financial results from its relationship with the Fund because the Fund had not yet commenced investment operations, and thus, the Board could not evaluate the profitability of the Fund. The Board considered the expected "fall-out" or ancillary benefits to the Advisor and its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor's role as investment adviser to the Fund. The Board then concluded that the level of profits to be realized by the Advisor and its affiliates with respect to the Fund, if any, were expected to be reasonable in relation to the nature and quality of the services that were to be provided.

Economies of Scale.

The Board also discussed whether economies of scale will be realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which this is reflected in the level of advisory fees to be charged. The Board noted that, since the Fund had not yet commenced investment operations, economies of scale were not likely to be realized in the near future.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the approval of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

98

The UBS Funds

Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

[S1173]

UBS Equity
Funds

December 31, 2014

The UBS Funds—Equities

Semiannual Report

President's letter	1
Market commentary	3
Equity Funds
UBS Equity Long-Short Multi-Strategy Fund	5
UBS Global Sustainable Equity Fund	23
UBS U.S. Defensive Equity Fund	30
UBS U.S. Equity Opportunity Fund	41
UBS U.S. Large Cap Equity Fund	49
UBS U.S. Small Cap Growth Fund	57
Explanation of expense disclosure	66
Statement of assets and liabilities	70
Statement of operations	74
Statement of changes in net assets	76
Statement of cash flows	80
Financial highlights	82
Notes to financial statements	94
General information	112

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President's letter

February 17, 2015

Dear Shareholder,

Almost six years after the end of the Great Recession, the US economy is firmly leading the global recovery. But sluggish growth in other developed countries and weakening growth in emerging markets paint a decidedly mixed global economic picture, which, along with geopolitical risks around the world, are feeding a general mood of uncertainty. In this environment, the temptation may be strong for investors to concentrate their portfolios within their borders, but the wisdom of holding a diversified portfolio is timeless. And it is during times of uncertainty that it is more important than ever to have a partner that understands and can navigate complex global markets to build portfolios that balance risks and rewards.

There are many concrete signs that the US economy is beginning to meaningfully strengthen and is well-positioned for future growth. The US added 3 million jobs in 2014, the most since 1999, and the price of oil fell 46% during the year, saving Americans an estimated $14 billion at the pump. In all, Americans are feeling better about the state of the economy, with consumer confidence at its highest level since October 2007, before the Great Recession began. Looking forward, economists are predicting US gross domestic product ("GDP") growth to exceed 3% in 2015, which would be its highest growth rate in ten years. Employment in the US should continue to improve this year, while lower oil prices keep inflation muted.

Internationally, confidence in the strength of America's main economic indicators is contributing to the rising value of the US dollar. The accelerating US recovery comes as growth in China appears to be slowing, Japan emerges from its fourth recession since 2008, and the Eurozone as well as many commodity-exporting economies show weakness. The divergence between the US and other world economies is most apparent in the 2014 GDP figures. While the US economy posted 2.4% GDP growth in 2014, the Eurozone and Japan grew by an estimated 0.8% and 0.9%, respectively, over the same period. The European Central Bank recently initiated a quantitative easing (QE) program, similar to the one just ended in the US, in an effort to stimulate the Eurozone economy. Growth is weakening in emerging markets countries, even as they continue to grow faster than their developed counterparts. China's 2014 GDP growth of 7.3% looks impressive at first glance but is the country's slowest growth rate since 1990. More broadly, emerging markets growth decelerated to 4.4% in 2014 from 4.7% in 2013. In a generally weak global environment, investors are looking to the United States as a country with a relatively attractive economy. The US dollar has risen about 15% against other major currencies since mid-2014, as investors around the globe have brought their capital to the United States.

In this environment, investors face a new set of challenges, some of them unexpected. The rising strength of the US dollar has far-reaching effects on the global investment landscape. As with any major economic trend, there are winners and losers. On the positive side, US consumers benefit. The stronger US dollar contributes to lower oil prices by reducing the cost of imports, which also keeps inflation in check. This, in turn, boosts the real disposable income of the average American household. On the other hand, the impact on businesses is decidedly more mixed. The upside is that American companies that source most of their materials from abroad will find them less expensive, which could boost profit margins or allow savings to be passed on to consumers. Foreign firms that export products to the US also benefit, as their products become relatively less expensive for US consumers.

But the strengthening US dollar also can negatively impact both US and foreign-based businesses. In the US, almost half of the revenues of S&P 500 companies come from overseas, and an even higher share of net profits. Because these transactions are recorded in currencies that are weakening against the US dollar, it has the same effect as if these US-based companies were selling their products at a discount. Internationally, some companies in emerging markets economies obtain financing denominated in US dollars to hedge against uncertainty in their

President's letter

local currencies. Many of these companies may now need to raise more cash in their own currencies to repay their dollar-denominated debt, negatively impacting their financial positions.

Amid this mixed picture, investors may be challenged to find investments that may profit from current trends and avoid those that could be negatively impacted. In this environment, we believe investors can benefit from the resources of a global partner that has a comprehensive understanding of investment risks and opportunities, as UBS Global Asset Management does. Our research capabilities and global perspective are crucial elements in navigating the far-reaching effects of economic trends and pursuing the best investment outcomes for our clients. This knowledge and discernment informs our ability to actively manage the UBS family of funds with an eye toward benefiting from major trends, while mitigating downside risks.

UBS Global Asset Management remains committed to applying rigorous research and active management to achieve the sustainable performance that our clients need in order to meet their goals. As we continue to evolve our funds to take advantage of changing market conditions, we rely on our firm's client-oriented culture to guide everything we do. It is in this spirit, responding to clients' needs, that we recently introduced the newest member of the UBS fund family: The UBS Municipal Bond Fund. The fund provides a powerful diversifier for individuals interested in potentially tax-free income. By drawing upon proprietary credit research to scrutinize underlying issuers, the UBS Municipal Bond Fund uses active management to gain an information edge in the market.

We embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

The markets in review

Mixed growth in the developed world

The Commerce Department reported that gross domestic product ("GDP") grew at a 5.0% seasonally adjusted annualized rate during the third quarter of 2014, and its initial estimate for fourth-quarter GDP growth was 2.6%.1 This followed the first quarter's contraction in GDP of 2.1%, a temporary setback for the economy after three consecutive years of generally modest growth, which was followed by second quarter GDP growth of 4.6%.

The Federal Reserve Board (the "Fed") largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the federal funds rate at a historically low range between 0% and 0.25%. The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis. During the six months ended December 31, 2014, the Fed wound down its asset purchase program, also known as quantitative easing or QE, a process called tapering, which it began in January 2014. At its meeting in December 2013, the Fed said "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." The Fed further reduced QE over several months, and its meeting in October, it said it had concluded its asset purchase program. Finally, at its meeting that concluded on December 17, 2014, the Fed said "Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy."

In its October 2014 World Economic Outlook, the International Monetary Fund ("IMF") said "Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery." From a regional perspective, the IMF estimates 2014 growth was 0.8% in the eurozone, versus -0.4% in 2013. Japan's economy is expected to have grown 0.9% in 2014, compared to 1.5% in 2013. Elsewhere, the IMF estimates that overall growth in emerging market countries decelerated in 2014, with expected growth of 4.4% versus 4.7% in 2013.

US equities outperform

The US equity market was highly resilient and generated solid results during the reporting period. While there were several setbacks, these were overshadowed by periods of strong investor risk appetite, corporate profits that were solid overall and accommodative central banks. All told, the US stock market, as measured by the S&P 500 Index,2 gained 6.12% for the six months ended December 31, 2014. In contrast, international equities produced poor results, as they were dragged down by moderating growth overseas, fears of deflation and several geopolitical issues. International developed equities, as measured by the MSCI EAFE Index (net),3 fell 9.24% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 declined 7.84% over the same period.

1  Based on the Commerce Department's initial estimate announced on January 30, 2015, after the reporting period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Positive returns for higher-quality fixed income securities

When 2014 began, there were expectations that the US economy would continue to expand and that Treasury yields would move higher. As discussed, while the US economy was initially weak, it quickly recovered and grew at a solid pace. However, concerns about global growth, sharply falling oil prices and geopolitical concerns triggered several flights to quality. Against this backdrop, the yield on the 10-year Treasury fell from 2.53% to 2.17% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index,5 gained 1.96%. Riskier fixed income securities produced weak results during the six months ended December 31, 2014. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 declined 2.93% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 fell 3.27%.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS Equity Long-Short Multi-Strategy Fund (the "Fund") gained 5.32% (Class A shares declined 0.44% after the deduction of the maximum sales charge), while Class P shares gained 5.46%. The Fund's benchmark, the Citigroup Three-Month US Treasury Bill Index (the "Index"), returned 0.01% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 8; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return and outperformed the Index during the six months ended December 31, 2014. The Fund invested in three distinct investment "sleeves" during the reporting period: US fundamental long-short, equity opportunity long-short and global equity long-short. All three sleeves contributed to the Fund's performance during the reporting period.

During the six-month period, the sleeves in which the Fund invests used derivative instruments for efficient portfolio and risk management purposes. Currency forwards were used to hedge the Fund's currency exposure. Swaps were used on individual stocks to gain exposure to shares in a more efficient manner. The use of these derivatives was successful in helping manage both the portfolio and risk within the sleeves.

Portfolio performance summary1

What worked

•  Overall, the US fundamental long-short sleeve contributed to performance during the reporting period.

  – At the stock level, the sleeve had strong contributions from its long positions in Chimerix, a biopharmaceutical company that develops antiviral therapeutics, Alnylam Pharmaceuticals, an early-stage therapeutics company, and Bluebird Bio, a biotech company whose share price soared in December 2014 on positive gene therapy findings. Information technology company Apple was a top contributor as well.

  – The sectors within the sleeve that added the most value were health care, information technology and financials.

•  In aggregate, the equity opportunity long-short sleeve was beneficial for performance.

  – The sleeve's short positions in Fugro, a company that collects, processes and interprets geological results, Saipem, an off- and on-shore drilling services provider, and Outotec, a company that provides solutions for the sustainable use of earth's natural resources, were additive to results.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Equity Long-Short Multi-Strategy Fund

  – The best performing sectors within the sleeve were energy, industrials, health care and information technology.

  – From a country perspective, the sleeve's allocations to the US, Finland, Canada, Sweden and the UK were the most beneficial during the reporting period.

•  Overall, the global equity long-short sleeve was beneficial for performance.

  – The sleeve's short positions in several energy firms, such as Pacific Rubiales Energy, a firm exploring, developing and producing oil, Petromanas Energy, a firm exploring oil and gas in Albania, and Athabasca Oil Corporation, a developer of oil sands in Canada, added the most value.

  – The best performing sectors within the sleeve were energy, industrials and health care.

  – From a country perspective, the sleeve's allocations to the US, Norway and Italy were the most beneficial during the reporting period.

What didn't work

•  Certain strategies in the US fundamental long-short sleeve detracted from performance.

  – The sleeve's long positions in several energy stocks—such as energy services company McDermott, diversified oil and gas service provider Noble Corp., and oil exploration and developer PDC Energy—detracted from performance. A short position in biopharmaceutical company Celgene was negative for results as well.

  – The sleeve's allocation to the energy sector detracted from performance during the reporting period.

•  Several positions in the equity opportunity long-short sleeve dragged on performance.

  – The sleeve's long positions in Acciona, a developer of renewable energy, civil infrastructure, water treatment and desalination, BG Group, an integrated natural gas company and oil company Royal Dutch Shell, were the largest individual detractors from results. Acciona and BG Group were both sold prior to the end of the reporting period due to unfavorable risk profiles.

  – Allocations to the financials and telecommunication services sectors were negative for performance.

  – In terms of countries, the sleeve's allocations to France and Japan were the largest detractors.

UBS Equity Long-Short Multi-Strategy Fund

•  Certain positions in the global long-short sleeve detracted from performance.

  – The sleeve's long positions in several energy-related companies—such as Lightstream Resources, a light oil exploration and production firm, Paramount Resources, a firm that explores and develops oil and natural gas, and independent natural gas producer Perpetual Energy—detracted from performance over the reporting period.

  – The sleeve's allocation to the information technology and financials sectors detracted from performance during the reporting period.

  – In terms of countries, the sleeve's allocations to Turkey and Japan were the largest detractors.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Equity Long-Short Multi-Strategy Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	5.32%	6.56%	1.99%
Class C3	4.88	5.72	1.23
Class P4	5.46	6.78	2.26
After deducting maximum sales charge
Class A2	(0.44)%	0.66%	0.72%
Class C3	3.88	4.72	1.23
Citigroup Three-Month US Treasury Bill Index[5]	0.01%	0.03%	0.07%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—6.31% and 4.07%; Class C—6.46% and 4.87%; Class P—5.48% and 3.89%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Equity Long-Short Multi-Strategy Fund and the index is June 30, 2010.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Equity Long-Short Multi-Strategy Fund

Top ten equity holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
Check Point Software Technologies Ltd.	1.5%
HCA Holdings, Inc.	1.2
Apple, Inc.	1.2
US Bancorp	0.9
Micron Technology, Inc.	0.9
JPMorgan Chase & Co.	0.9
Chimerix, Inc.	0.9
Citigroup, Inc.	0.9
Bayer AG	0.9
Novartis AG	0.9
Total	10.2%

1  Only long positions are considered for top ten holdings.

UBS Equity Long-Short Multi-Strategy Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Common stocks
Aerospace & defense	0.93%
Air freight & logistics	0.31
Airlines	0.72
Auto components	0.92
Automobiles	0.96
Banks	6.74
Beverages	0.99
Biotechnology	4.74
Capital markets	1.62
Chemicals	1.31
Commercial services & supplies	0.63
Communications equipment	0.27
Consumer finance	1.48
Containers & packaging	0.36
Diversified financial services	0.19
Diversified telecommunication services	0.81
Electric utilities	0.43
Electrical equipment	0.15
Electronic equipment, instruments & components	1.46
Energy equipment & services	0.66
Food & staples retailing	1.50
Food products	1.24
Gas utilities	0.54
Health care equipment & supplies	0.79
Health care providers & services	5.19
Hotels, restaurants & leisure	1.47
Household durables	0.40
Household products	0.42
Industrial conglomerates	0.76
Insurance	4.78
Internet & catalog retail	0.84
Internet software & services	1.71
IT services	1.85
Life sciences tools & services	0.85
Machinery	1.82
Marine	0.55
Media	2.43
Metals & mining	0.77
Multiline retail	0.65
Multi-utilities	0.47
Oil, gas & consumable fuels	7.21
Pharmaceuticals	6.37
Real estate investment trust (REIT)	0.91
Real estate management & development	1.02
Road & rail	0.64
Semiconductors & semiconductor equipment	4.68
Software	2.80
Specialty retail	0.37
Technology hardware, storage & peripherals	3.44
Textiles, apparel & luxury goods	0.47
Tobacco	1.19
Wireless telecommunication services	0.89
Total common stocks	84.70%
Preferred stock	0.14
Short-term investment	24.26
Total investments before investments sold short	109.10%
Investments sold short
Common stocks
Aerospace & defense	(0.22)%
Airlines	(0.22)
Automobiles	(0.70)
Banks	(2.79)
Beverages	(1.35)
Biotechnology	(1.55)
Capital markets	(2.14)
Chemicals	(1.27)
Commercial services & supplies	(1.05)
Communications equipment	(0.93)
Construction & engineering	(1.12)
Construction materials	(0.33)
Consumer finance	(0.11)
Distributors	(0.31)
Diversified financial services	(0.46)
Diversified telecommunication services	(1.37)
Electric utilities	(0.63)
Electrical equipment	(0.75)
Electronic equipment, instruments & components	(0.67)
Energy equipment & services	(3.38)
Food & staples retailing	(1.32)
Food products	(1.50)
Gas utilities	(0.12)
Health care equipment & supplies	(2.88)
Health care providers & services	(0.89)
Hotels, restaurants & leisure	(1.99)
Household durables	(0.54)
Household products	(0.28)
Independent power and renewable electricity producers	(0.31)
Industrial conglomerates	(0.07)
Insurance	(2.78)
Internet software & services	(0.50)
IT services	(0.87)
Life sciences tools & services	(1.12)
Machinery	(2.88)
Marine	(0.27)
Media	(0.97)
Metals & mining	(1.05)
Multiline retail	(0.26)
Multi-utilities	(0.59)
Oil, gas & consumable fuels	(4.36)
Personal products	(0.39)
Pharmaceuticals	(1.32)
Real estate investment trust (REIT)	(0.63)
Road & rail	(0.16)
Semiconductors & semiconductor equipment	(1.60)
Software	(1.58)
Specialty retail	(0.64)
Technology hardware, storage & peripherals	(0.96)
Textiles, apparel & luxury goods	(0.76)
Thrifts & mortgage finance	(0.71)
Tobacco	(0.17)
Trading companies & distributors	(0.82)
Transportation infrastructure	(0.65)
Wireless telecommunication services	(0.75)
Total common stocks	(58.04)%
Rights	(0.01)
Total investments sold short	(58.05)%
Total investments, net of investments sold short	51.05%
Cash and other assets, less liabilities	48.95
Net assets	100.00%

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks: 84.70%
Belgium: 0.81%
Belgacom SA	2,315	$83,996
bpost SA	2,017	50,668
Total Belgium common stocks		134,664
Bermuda: 1.25%
DHT Holdings, Inc.	4,800	35,088
Frontline Ltd.*	37,520	94,153
Tanker Investments Ltd.*	4,400	52,009
Teekay Tankers Ltd., Class A	5,300	26,818
Total Bermuda common stocks		208,068
Brazil: 0.13%
Cielo SA	1,390	21,790
Canada: 4.13%
Canadian Oil Sands Ltd.	3,510	31,481
Enerplus Corp.	3,500	33,711
Gran Tierra Energy, Inc.*	16,030	61,537
Kelt Exploration Ltd.*	3,500	21,088
Lightstream Resources Ltd.	3,605	3,692
Magna International, Inc.	600	65,015
MEG Energy Corp.*	1,900	31,972
Paramount Resources Ltd., Class A*	2,135	51,675
Perpetual Energy, Inc.*	75,100	73,691
ShaMaran Petroleum Corp.*	65,000	6,154
Suncor Energy, Inc.	975	30,967
Teck Resources Ltd., Class B	3,700	50,573
Toronto-Dominion Bank	1,100	52,557
TransGlobe Energy Corp.[1]	35,185	145,666
Trilogy Energy Corp.	3,545	24,136
Total Canada common stocks		683,915
Chile: 0.21%
Geopark Ltd.*	6,900	35,397
China: 2.03%
AIA Group Ltd.	10,000	55,155
Hollysys Automation Technologies Ltd.*	1,890	46,173
Lenovo Group Ltd.	31,800	41,518
Tencent Holdings Ltd.	8,400	121,539
Tianhe Chemicals Group Ltd.*[2]	200,000	30,108
Vipshop Holdings Ltd. ADR*	2,120	41,425
Total China common stocks		335,918
Denmark: 1.21%
A.P. Moeller - Maersk A/S, Class B	46	91,492
Danske Bank A/S	2,419	65,400
Tryg A/S	395	44,136
Total Denmark common stocks		201,028
	Shares	Value
Finland: 0.73%
Sampo Oyj, Class A	2,579	$120,734
France: 2.66%
Cap Gemini SA	977	69,872
Ipsen SA	940	48,656
Pernod Ricard SA	445	49,456
Publicis Groupe SA	673	48,264
Safran SA	1,322	81,561
Sanofi	541	49,323
Schneider Electric SE	340	24,762
Total SA	1,348	69,061
Total France common stocks		440,955
Germany: 4.31%
Bayer AG	1,092	148,849
Deutsche Wohnen AG	2,858	67,419
E.ON SE	3,083	52,694
Freenet AG	2,951	83,904
Fresenius Medical Care AG & Co. KGaA	1,056	78,816
Fresenius SE & Co KGaA	2,047	106,432
Krones AG	733	71,276
ThyssenKrupp AG*	2,040	51,967
United Internet AG	1,171	52,747
Total Germany common stocks		714,104
Greece: 0.08%
Piraeus Bank SA*	11,500	12,514
Ireland: 1.29%
Mallinckrodt PLC*[1]	575	56,942
Perrigo Co. PLC	200	33,432
Ryanair Holdings PLC ADR*	765	54,522
Seagate Technology PLC[1]	1,030	68,495
Total Ireland common stocks		213,391
Israel: 2.53%
Check Point Software Technologies Ltd.*[1]	3,195	251,031
Mellanox Technologies Ltd.*[1]	2,100	89,733
Teva Pharmaceutical Industries Ltd. ADR	1,380	79,364
Total Israel common stocks		420,128
Italy: 1.21%
Assicurazioni Generali SpA	3,181	65,315
Azimut Holding SpA	2,049	44,513
IMMSI SpA*	14,753	9,594
Mediolanum SpA	3,600	22,942
Snam SpA	11,916	58,975
Total Italy common stocks		201,339

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks—(Continued)
Japan: 4.23%
Astellas Pharma, Inc.	4,100	$57,081
Bridgestone Corp.	900	31,214
Fuji Heavy Industries Ltd.	1,100	38,925
Hino Motors Ltd.	3,800	50,021
Hitachi Ltd.	8,000	59,046
Inpex Corp.	3,900	43,419
Japan Airlines Co., Ltd.	2,200	65,228
Japan Petroleum Exploration Co.	1,200	37,701
KDDI Corp.	1,020	64,080
Lawson, Inc.	800	48,342
Mitsui Fudosan Co., Ltd.	1,000	26,815
ORIX Corp.	2,500	31,457
Panasonic Corp.	2,500	29,446
Sumitomo Realty & Development Co., Ltd.	1,000	34,069
THK Co., Ltd.	2,400	57,676
Tokio Marine Holdings, Inc.	800	25,982
Total Japan common stocks		700,502
Luxembourg: 0.25%
Grand City Properties SA*	2,800	41,286
Netherlands: 1.77%
Delta Lloyd NV	2,625	57,725
ING Groep NV CVA*	9,367	121,018
NXP Semiconductors NV*[1]	1,500	114,600
Total Netherlands common stocks		293,343
Norway: 1.55%
Det Norske Oljeselskap ASA*	3,348	17,832
DNB ASA	3,249	47,925
Gjensidige Forsikring ASA	2,809	45,835
Nordic American Tankers Ltd.	3,300	33,231
Telenor ASA	2,505	50,673
Yara International ASA	1,397	62,212
Total Norway common stocks		257,708
South Korea: 0.56%
Samsung Electronics Co. Ltd. GDR[3]	58	35,011
Wonik IPS Co., Ltd.*	4,665	58,608
Total South Korea common stocks		93,619
Spain: 1.32%
Amadeus IT Holding SA, Class A	1,320	52,572
Atresmedia Corp. de Medios de Comunicacion SA	1,600	22,477
Bankia SA*	16,000	23,743
Mediaset Espana Comunicacion SA*	2,200	27,659
Melia Hotels International SA	2,000	21,365
Red Electrica Corp. SA	807	71,138
Total Spain common stocks		218,954
	Shares	Value
Sweden: 1.85%
Lundin Petroleum AB*	2,919	$41,772
Nordea Bank AB	5,632	65,195
Svenska Cellulosa AB SCA, Class B	1,978	42,643
Swedbank AB, Class A	2,924	72,547
Swedish Match AB	2,697	84,509
Total Sweden common stocks		306,666
Switzerland: 1.89%
Lonza Group AG*	436	49,090
Molecular Partners AG*	1,211	30,634
Nestle SA	460	33,534
Novartis AG	1,600	148,390
Zurich Insurance Group AG*	163	50,938
Total Switzerland common stocks		312,586
Taiwan: 0.25%
Catcher Technology Co., Ltd. GDR[3]	1,080	42,121
United Kingdom: 0.80%
Aon PLC[1]	610	57,846
AstraZeneca PLC	76	5,368
Noble Corp. PLC[1]	2,990	49,544
Poundland Group PLC*	3,789	19,317
Total United Kingdom common stocks		132,075
United States: 47.65%
AbbVie, Inc.[1]	1,375	89,980
Acorda Therapeutics, Inc.*[1]	3,550	145,088
Alexion Pharmaceuticals, Inc.*[1]	147	27,199
Alliance Data Systems Corp.*[1]	167	47,770
Alnylam Pharmaceuticals, Inc.*[1]	1,180	114,460
Amazon.com, Inc.*[1]	315	97,760
American Campus Communities, Inc.[1]	730	30,193
American Express Co.[1]	1,280	119,091
American International Group, Inc.[1]	800	44,808
Ameriprise Financial, Inc.[1]	270	35,708
Anthem, Inc.[1]	900	113,103
Apple, Inc.[1]	1,810	199,788
Applied Materials, Inc.[1]	5,320	132,574
Baker Hughes, Inc.[1]	630	35,324
Bank of America Corp.	3,020	54,028
Baxter International, Inc.[1]	845	61,930
Best Buy Co., Inc.[1]	1,570	61,199
Bio-Rad Laboratories, Inc., Class A*[1]	760	91,626
Bluebird Bio, Inc.*[1]	500	45,860
Boeing Co.[1]	555	72,139
Broadcom Corp., Class A1	1,960	84,927
Capital One Financial Corp.[1]	1,520	125,476
Celgene Corp.*[1]	1,324	148,103
Chevron Corp.[1]	150	16,827
Chimerix, Inc.*[1]	3,740	150,572

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Citigroup, Inc.[1]	2,770	$149,885
Colfax Corp.*[1]	1,360	70,135
Colgate-Palmolive Co.[1]	390	26,984
Community Health Systems, Inc.*[1]	1,400	75,488
Concho Resources, Inc.*	260	25,935
Control4 Corp.*[1]	1,500	23,055
CVS Health Corp.[1]	700	67,417
Danaher Corp.[1]	920	78,853
Digital Realty Trust, Inc.[1]	1,810	120,003
DIRECTV*[1]	600	52,020
Eli Lilly & Co.[1]	1,660	114,523
Envision Healthcare Holdings, Inc.*[1]	1,660	57,585
EOG Resources, Inc.[1]	390	35,907
F5 Networks, Inc.*[1]	340	44,358
Fifth Third Bancorp[1]	2,750	56,031
Fiserv, Inc.*[1]	690	48,969
Ford Motor Co.[1]	1,620	25,110
Freescale Semiconductor Ltd.*[1]	3,940	99,406
General Electric Co.[1]	1,880	47,508
General Motors Co.[1]	2,470	86,228
Gilead Sciences, Inc.*[1]	400	37,704
Google, Inc., Class A*[1]	85	45,106
Google, Inc., Class C*[1]	85	44,744
HCA Holdings, Inc.*[1]	2,770	203,290
HeartWare International, Inc.*[1]	450	33,043
Herman Miller, Inc.[1]	1,395	41,055
Hertz Global Holdings, Inc.*[1]	4,240	105,746
Hess Corp.[1]	475	35,065
Hewlett-Packard Co.[1]	1,835	73,639
Hormel Foods Corp.[1]	835	43,504
Hospira, Inc.*[1]	1,715	105,044
Illinois Tool Works, Inc.[1]	280	26,516
Impax Laboratories, Inc.*[1]	3,750	118,800
Incyte Corp.*[1]	375	27,416
International Game Technology[1]	3,220	55,545
Invesco Ltd.[1]	2,090	82,597
Jabil Circuit, Inc.[1]	5,190	113,298
JPMorgan Chase & Co.[1]	2,430	152,069
KaloBios Pharmaceuticals, Inc.*[1]	3,740	6,470
Laboratory Corp. of America Holdings*[1]	750	80,925
Lennar Corp., Class A1	830	37,192
Lexicon Pharmaceuticals, Inc.*[1]	24,560	22,347
Lincoln National Corp.[1]	1,620	93,425
LyondellBasell Industries NV, Class A1	575	45,649
MacroGenics, Inc.*[1]	400	14,028
Macy's, Inc.[1]	1,335	87,776
McDermott International, Inc.*[1]	8,620	25,084
MDU Resources Group, Inc.	1,050	24,675
MetLife, Inc.[1]	1,970	106,557
Micron Technology, Inc.*[1]	4,395	153,869
Microsoft Corp.[1]	2,280	105,906
	Shares	Value
Mondelez International, Inc., Class A1	3,540	$128,591
Monsanto Co.[1]	220	26,283
Morgan Stanley[1]	2,735	106,118
NetApp, Inc.[1]	2,650	109,843
Parker-Hannifin Corp.[1]	200	25,790
PDC Energy, Inc.*[1]	1,310	54,064
PepsiCo, Inc.[1]	1,210	114,418
Philip Morris International, Inc.[1]	1,390	113,216
PNC Financial Services Group, Inc.[1]	725	66,142
Praxair, Inc.[1]	410	53,120
Ralph Lauren Corp.[1]	420	77,767
Regulus Therapeutics, Inc.*[1]	1,030	16,521
Rite Aid Corp.*[1]	7,810	58,731
Rocket Fuel, Inc.*[1]	1,240	19,989
Rock-Tenn Co., Class A1	980	59,760
Royal Caribbean Cruises Ltd.[1]	460	37,918
ServiceSource International, Inc.*[1]	14,090	65,941
Symantec Corp.[1]	4,200	107,751
Thoratec Corp.*[1]	1,100	35,706
Time Warner Cable, Inc.[1]	490	74,509
Time Warner, Inc.[1]	400	34,168
Time, Inc.[1]	50	1,231
TRW Automotive Holdings Corp.*[1]	550	56,568
UGI Corp.[1]	825	31,334
Ultra Petroleum Corp.*[1]	1,970	25,925
UnitedHealth Group, Inc.[1]	1,440	145,570
US Bancorp[1]	3,460	155,527
US Silica Holdings, Inc.	970	24,919
Veeco Instruments, Inc.*[1]	1,220	42,554
Viacom, Inc., Class B1	520	39,130
Walgreens Boots Alliance, Inc.	980	74,676
Walt Disney Co.[1]	1,090	102,667
Waste Management, Inc.[1]	1,240	63,637
Wells Fargo & Co.[1]	420	23,024
Yum! Brands, Inc.[1]	1,760	128,216
Total United States common stocks		7,900,341
Total common stocks (cost $12,672,621)		14,043,146
Preferred stock: 0.14%
Italy: 0.14%
Telecom Italia SpA, Preference shares (cost $25,018)	28,109	23,500
Short-term investment: 24.26%
Investment company: 24.26%
UBS Cash Management Prime Relationship Fund[4] (cost $4,022,421)	4,022,421	4,022,421
Total investments before investments sold short: 109.10% (cost $16,720,060)		18,089,067

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Investments sold short: (58.05)%
Common stocks: (58.04)%
Australia: (0.64)%
Buru Energy Ltd.	(11,385)	$(4,005)
Carnegie Wave Energy Ltd.	(62,500)	(3,028)
Energy World Corp. Ltd.	(81,633)	(19,598)
Fortescue Metals Group Ltd.	(10,064)	(22,097)
InterOil Corp.	(630)	(30,738)
Wesfarmers Ltd.	(400)	(13,543)
Woolworths Ltd.	(540)	(13,419)
Total Australia common stocks		(106,428)
Austria: (0.79)%
Andritz AG	(937)	(51,513)
Vienna Insurance Group AG Wiener Versicherung Gruppe	(1,788)	(79,913)
Total Austria common stocks		(131,426)
Belgium: (0.12)%
Umicore SA	(475)	(19,114)
Bermuda: (0.14)%
Golar LNG Ltd.	(620)	(22,611)
Brazil: (0.20)%
Gafisa SA ADR	(12,200)	(18,788)
Petroleo Brasileiro SA ADR	(2,000)	(14,600)
Total Brazil common stocks		(33,388)
Canada: (2.36)%
Alderon Iron Ore Corp.	(7,190)	(2,414)
Alterra Power Corp.	(39,000)	(10,910)
Altius Minerals Corp.	(900)	(10,698)
Anderson Energy Ltd.	(37,000)	(3,662)
Athabasca Oil Corp.	(20,565)	(45,846)
Ballard Power Systems, Inc.	(14,305)	(29,181)
Bombardier, Inc., Class B	(6,360)	(22,718)
Canacol Energy Ltd.	(9,250)	(19,745)
Copper Mountain Mining Corp.	(7,165)	(9,744)
Fortune Minerals Ltd.	(34,500)	(3,415)
Hydrogenics Corp.	(1,020)	(13,556)
Imperial Oil Ltd.	(1,770)	(76,251)
Just Energy Group, Inc.	(5,210)	(27,265)
Mega Uranium Ltd.	(143,500)	(15,439)
MFC Industrial Ltd.	(1,705)	(12,071)
Northland Power, Inc.	(785)	(10,331)
Petromanas Energy, Inc.	(193,500)	(9,993)
Petrowest Corp.	(13,005)	(7,948)
Polaris Minerals Corp.	(8,000)	(15,631)
Rubicon Minerals Corp.	(9,900)	(9,544)
SNC-Lavalin Group, Inc.	(410)	(15,637)
	Shares	Value
Sunshine Oilsands Ltd.	(135,000)	$(10,407)
Trevali Mining Corp.	(10,520)	(9,689)
Total Canada common stocks		(392,095)
China: (0.51)%
Lonking Holdings Ltd.	(130,000)	(26,186)
MIE Holdings Corp.	(116,000)	(12,261)
Newocean Energy Holdings Ltd.	(53,000)	(20,349)
PetroChina Co., Ltd., H Shares	(12,000)	(13,321)
Sino Gas & Energy Holdings Ltd.	(84,475)	(12,946)
Total China common stocks		(85,063)
Colombia: (0.46)%
Pacific Rubiales Energy Corp.	(12,205)	(75,533)
Cyprus: (0.10)%
Deep Sea Supply PLC	(14,602)	(10,342)
Songa Offshore	(34,000)	(6,721)
Total Cyprus common stocks		(17,063)
Denmark: (0.46)%
FLSmidth & Co. A/S	(1,093)	(47,918)
William Demant Holding A/S	(365)	(27,675)
Total Denmark common stocks		(75,593)
Finland: (2.15)%
Fiskars Oyj Abp	(1,195)	(25,926)
Kone Oyj, Class B	(490)	(22,309)
Konecranes Oyj	(2,197)	(62,824)
Metso Oyj	(2,494)	(74,669)
Outokumpu Oyj	(12,035)	(68,878)
Outotec Oyj	(10,555)	(55,248)
Stockmann Oyj Abp, Class B	(2,841)	(21,836)
YIT Oyj	(4,708)	(24,364)
Total Finland common stocks		(356,054)
France: (2.21)%
Air France-KLM	(1,425)	(13,655)
Areva SA	(2,036)	(22,278)
AXA SA	(2,221)	(51,179)
Bouygues SA	(1,185)	(42,788)
CGG SA	(2,050)	(12,081)
Dassault Systemes	(960)	(58,541)
Electricite de France SA	(2,566)	(70,638)
Suez Environnement Co.	(1,020)	(17,772)
Technip SA	(683)	(40,685)
Veolia Environnement SA	(2,120)	(37,551)
Total France common stocks		(367,168)
Germany: (3.02)%
Brenntag AG	(1,315)	(73,522)
Deutsche Boerse AG	(467)	(33,186)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Germany—(Concluded)
Deutsche Lufthansa AG	(1,400)	$(23,199)
Fraport AG Frankfurt Airport Services Worldwide	(772)	(44,546)
H&R AG	(2,853)	(26,000)
Hamburger Hafen und Logistik AG	(3,061)	(63,611)
Hannover Rueck SE	(430)	(38,791)
K+S AG	(575)	(15,867)
LANXESS AG	(469)	(21,720)
Linde AG	(320)	(58,945)
METRO AG	(956)	(29,223)
RWE AG	(495)	(15,278)
Salzgitter AG	(1,161)	(32,488)
SGL Carbon SE	(1,468)	(24,276)
Total Germany common stocks		(500,652)
Guernsey: (0.02)%
Tethys Petroleum Ltd.	(21,500)	(4,071)
Hong Kong: (0.08)%
Brightoil Petroleum Holdings Ltd.	(51,000)	(12,778)
Ireland: (1.14)%
Bank of Ireland	(106,372)	(39,920)
Endo International PLC	(630)	(45,436)
Seagate Technology PLC	(740)	(49,210)
Tyco International PLC	(1,240)	(54,386)
Total Ireland common stocks		(188,952)
Italy: (1.24)%
Amplifon SpA	(5,152)	(30,439)
Mediaset SpA	(3,622)	(14,903)
Piaggio & C SpA	(10,272)	(29,688)
Saipem SpA	(4,939)	(51,774)
Saras SpA	(21,978)	(22,137)
Telecom Italia SpA	(52,910)	(56,428)
Total Italy common stocks		(205,369)
Japan: (0.43)%
Japan Tobacco, Inc.	(1,000)	(27,523)
Mitsui OSK Lines Ltd.	(8,000)	(23,702)
Tokyo Electric Power Co., Inc.	(5,100)	(20,743)
Total Japan common stocks		(71,968)
Luxembourg: (0.23)%
Oriflame Cosmetics SA SDR	(1,985)	(27,504)
Pacific Drilling SA	(2,410)	(11,182)
Total Luxembourg common stocks		(38,686)
	Shares	Value
Mexico: (0.47)%
Alfa SAB de CV, Class A	(5,000)	$(11,163)
America Movil SAB de CV, Class L ADR	(1,900)	(42,142)
Coca-Cola Femsa SAB de CV ADR	(280)	(24,226)
Total Mexico common stocks		(77,531)
Netherlands: (1.29)%
Aegon NV	(4,374)	(32,875)
Akzo Nobel NV	(215)	(14,876)
CNH Industrial NV	(2,760)	(22,342)
Fugro NV CVA	(890)	(18,486)
Koninklijke Vopak NV	(1,061)	(55,047)
QIAGEN NV	(1,900)	(44,257)
SBM Offshore NV	(2,169)	(25,509)
Total Netherlands common stocks		(213,392)
Norway: (1.06)%
DOF ASA	(5,948)	(11,907)
Farstad Shipping ASA	(2,582)	(17,563)
Fred Olsen Energy ASA	(1,003)	(9,178)
Kongsberg Gruppen ASA	(875)	(14,420)
North Atlantic Drilling Ltd.	(5,600)	(9,128)
Panoro Energy ASA	(15,845)	(3,428)
Solstad Offshore ASA	(1,481)	(15,587)
Storebrand ASA	(11,327)	(44,247)
TGS-Nopec Geophysical Co. ASA	(2,331)	(50,342)
Total Norway common stocks		(175,800)
Portugal: (0.35)%
Jeronimo Martins, SGPS SA	(5,782)	(57,938)
Russia: (0.17)%
Magnit PJSC GDR[3]	(633)	(28,607)
Singapore: (0.03)%
RH PetroGas Ltd.	(17,000)	(5,038)
South Africa: (0.19)%
Vodacom Group Ltd.	(2,855)	(31,592)
Spain: (2.37)%
Banco Bilbao Vizcaya Argentaria SA	(4,276)	(40,384)
Banco Popular Espanol SA	(10,708)	(53,378)
Distribuidora Internacional de Alimentacion SA	(8,756)	(59,332)
Ebro Foods SA	(2,595)	(42,895)
Enagas SA	(640)	(20,186)
Repsol SA	(1,679)	(31,432)
Tecnicas Reunidas SA	(1,898)	(82,961)
Zardoya Otis SA	(5,659)	(62,756)
Total Spain common stocks		(393,324)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Sweden: (1.20)%
Elekta AB, Class B	(2,600)	$(26,553)
Modern Times Group AB, Class B	(1,183)	(37,516)
Ratos AB, Class B	(1,629)	(9,788)
Sandvik AB	(6,032)	(58,649)
SKF AB, Class B	(1,462)	(30,798)
Svenska Handelsbanken AB, Class A	(760)	(35,559)
Total Sweden common stocks		(198,863)
Switzerland: (1.62)%
Aryzta AG	(330)	(25,360)
Coca-Cola HBC AG CDI	(2,975)	(56,643)
Garmin Ltd.	(860)	(45,434)
Holcim Ltd.	(260)	(18,586)
Kuehne + Nagel International AG	(152)	(20,647)
STMicroelectronics NV	(2,280)	(17,012)
Sulzer AG	(174)	(18,613)
Syngenta AG	(170)	(54,682)
Transocean Ltd.	(600)	(10,998)
Total Switzerland common stocks		(267,975)
Turkey: (0.27)%
Anadolu Efes Biracilik Ve Malt Sanayii AS	(1,500)	(14,566)
Coca-Cola Icecek AS	(1,410)	(30,495)
Total Turkey common stocks		(45,061)
United Kingdom: (0.18)%
Awilco Drilling PLC	(2,820)	(29,416)
United States: (32.54)%
Abaxis, Inc.	(790)	(44,896)
Abbott Laboratories	(870)	(39,167)
AbbVie, Inc.	(1,340)	(87,690)
Acorda Therapeutics, Inc.	(800)	(32,696)
Akamai Technologies, Inc.	(750)	(47,220)
American Eagle Energy Corp.	(1,951)	(1,215)
American International Group, Inc.	(1,690)	(94,657)
Aruba Networks, Inc.	(2,210)	(40,178)
Associated Banc-Corp.	(2,980)	(55,517)
Astoria Financial Corp.	(3,486)	(46,573)
AT&T, Inc.	(3,835)	(128,818)
BancorpSouth, Inc.	(380)	(8,554)
Bank of America Corp.	(3,160)	(56,532)
Bank of New York Mellon Corp.	(1,240)	(50,307)
Baxter International, Inc.	(330)	(24,186)
Bio-Reference Laboratories, Inc.	(930)	(29,881)
BNK Petroleum, Inc.	(14,500)	(5,179)
BPZ Resources, Inc.	(3,525)	(1,019)
Bristol-Myers Squibb Co.	(920)	(54,308)
Brown-Forman Corp., Class B	(500)	(43,920)
	Shares	Value
Buffalo Wild Wings, Inc.	(325)	$(58,623)
C.R. Bard, Inc.	(155)	(25,826)
Cablevision Systems Corp., Class A	(2,900)	(59,856)
Caesars Entertainment Corp.	(1,550)	(24,320)
Cavium, Inc.	(870)	(53,783)
Celgene Corp.	(870)	(97,318)
Charles Schwab Corp.	(3,470)	(104,759)
Cheniere Energy, Inc.	(660)	(46,464)
Choice Hotels International, Inc.	(780)	(43,696)
Clorox Co.	(450)	(46,894)
Cognizant Technology Solutions Corp., Class A	(1,170)	(61,612)
Constellation Brands, Inc., Class A	(545)	(53,503)
Costco Wholesale Corp.	(115)	(16,301)
Darden Restaurants, Inc.	(1,200)	(70,356)
Deere & Co.	(270)	(23,887)
DENTSPLY International, Inc.	(600)	(31,962)
Diamond Offshore Drilling, Inc.	(450)	(16,520)
Diebold, Inc.	(1,310)	(45,378)
Douglas Emmett, Inc.	(620)	(17,608)
Electronic Arts, Inc.	(1,630)	(76,634)
Emerald Oil, Inc.	(9,335)	(11,202)
Enanta Pharmaceuticals, Inc.	(440)	(22,374)
Equity Residential	(370)	(26,581)
F5 Networks, Inc.	(370)	(48,272)
Fastenal Co.	(1,090)	(51,840)
Federal Realty Investment Trust	(150)	(20,019)
First Niagara Financial Group, Inc.	(2,510)	(21,159)
Flextronics International Ltd.	(5,190)	(58,024)
FMC Technologies, Inc.	(580)	(27,167)
Ford Motor Co.	(1,320)	(20,460)
FreightCar America, Inc.	(855)	(22,495)
FuelCell Energy, Inc.	(12,400)	(19,096)
GameStop Corp., Class A	(730)	(24,674)
Gannett Co., Inc.	(1,500)	(47,895)
General Moly, Inc.	(5,730)	(3,266)
Genie Energy Ltd., Class B	(2,180)	(13,472)
Genuine Parts Co.	(480)	(51,154)
Gulfmark Offshore, Inc., Class A	(600)	(14,652)
Hartford Financial Services Group, Inc.	(2,090)	(87,132)
Healthcare Services Group, Inc.	(2,410)	(74,541)
Helmerich & Payne, Inc.	(300)	(20,226)
Herbalife Ltd.	(990)	(37,323)
Hess Corp.	(370)	(27,313)
Houston American Energy Corp.	(28,500)	(4,574)
Hyatt Hotels Corp., Class A	(810)	(48,770)
Hyperdynamics Corp.	(4,405)	(3,392)
Iberiabank Corp.	(340)	(22,049)
IDEXX Laboratories, Inc.	(460)	(68,204)
Intel Corp.	(640)	(23,226)
International Business Machines Corp.	(210)	(33,692)
Intrexon Corp.	(860)	(23,676)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
Intuitive Surgical, Inc.	(102)	$(53,952)
Janus Capital Group, Inc.	(3,500)	(56,455)
Juniper Networks, Inc.	(785)	(17,521)
KLA-Tencor Corp.	(580)	(40,786)
Kraft Foods Group, Inc.	(945)	(59,214)
Leucadia National Corp.	(900)	(20,178)
Lexmark International, Inc., Class A	(1,190)	(49,111)
Lilis Energy, Inc.	(9,900)	(7,128)
LinnCo LLC	(2,700)	(27,999)
McCormick & Co. Inc. (Non-voting)	(775)	(57,583)
Mead Johnson Nutrition Co.	(410)	(41,221)
MEDNAX, Inc.	(670)	(44,294)
Mettler-Toledo International, Inc.	(245)	(74,103)
Michael Kors Holdings Ltd.	(350)	(26,285)
Miller Energy Resources, Inc.	(3,255)	(4,069)
Molycorp, Inc.	(2,240)	(1,973)
Motorola Solutions, Inc.	(720)	(48,298)
NetApp, Inc.	(365)	(15,129)
New York Community Bancorp, Inc.	(2,640)	(42,240)
Northern Trust Corp.	(480)	(32,352)
Paragon Offshore PLC	(3,800)	(10,526)
Patterson Cos., Inc.	(880)	(42,328)
People's United Financial, Inc.	(1,990)	(30,208)
PerkinElmer, Inc.	(710)	(31,048)
Pioneer Natural Resources Co.	(160)	(23,816)
Plug Power, Inc.	(5,400)	(16,200)
Post Holdings, Inc.	(550)	(23,040)
Public Storage	(130)	(24,031)
PVH Corp.	(290)	(37,169)
Red Hat, Inc.	(1,115)	(77,091)
Renewable Energy Group, Inc.	(387)	(3,758)
Repligen Corp.	(1,190)	(23,562)
ResMed, Inc.	(340)	(19,060)
Sagent Pharmaceuticals, Inc.	(1,220)	(30,634)
SandRidge Energy, Inc.	(6,315)	(11,493)
Santander Consumer USA Holdings, Inc.	(900)	(17,649)
SBA Communications Corp., Class A	(460)	(50,950)
Schlumberger Ltd.	(390)	(33,310)
Sears Holdings Corp.	(650)	(21,437)
Staples, Inc.	(2,800)	(50,736)
Starwood Hotels & Resorts Worldwide, Inc.	(510)	(41,346)
Stericycle, Inc.	(340)	(44,567)
STERIS Corp.	(600)	(38,910)
Stifel Financial Corp.	(990)	(50,510)
Synopsys, Inc.	(1,130)	(49,121)
Syntroleum Corp.[5,6]	(1,235)	(5,311)
Taubman Centers, Inc.	(220)	(16,812)
TD Ameritrade Holding Corp.	(1,430)	(51,165)
	Shares	Value
Teradyne, Inc.	(2,500)	$(49,475)
Tesla Motors, Inc.	(300)	(66,723)
Texas Instruments, Inc.	(1,510)	(80,732)
Textura Corp.	(695)	(19,787)
Thermo Fisher Scientific, Inc.	(290)	(36,334)
Tidewater, Inc.	(500)	(16,205)
Travelers Cos., Inc.	(300)	(31,755)
Triangle Petroleum Corp.	(3,785)	(18,092)
Twitter, Inc.	(440)	(15,783)
Under Armour, Inc., Class A	(910)	(61,789)
United Therapeutics Corp.	(440)	(56,976)
US Geothermal, Inc.	(17,000)	(7,825)
Verizon Communications, Inc.	(890)	(41,634)
Voya Financial, Inc.	(560)	(23,733)
Vulcan Materials Co.	(320)	(21,034)
Wendy's Co.	(4,710)	(42,531)
Werner Enterprises, Inc.	(835)	(26,010)
Westamerica Bancorporation	(920)	(45,098)
Williams-Sonoma, Inc.	(400)	(30,272)
Xerox Corp.	(3,490)	(48,371)
Zebra Technologies Corp., Class A	(680)	(52,639)
Zeltiq Aesthetics, Inc.	(1,370)	(38,237)
Zimmer Holdings, Inc.	(340)	(38,563)
Zions Bancorporation	(2,950)	(84,105)
Total United States common stocks		(5,395,115)
Total common stocks (proceeds $10,192,761)		(9,623,664)
	Number of rights
Rights: (0.01)%
Spain: (0.01)%
Banco Bilbao Vizcaya Argentaria SA, expires 01/07/15*	(4,276)	(409)
Repsol SA, expires 01/08/15*	(1,679)	(928)
Total rights (proceeds $0)		(1,337)
Total investments sold short (proceeds $10,192,761)		(9,625,001)
Total investments, net of investments sold short: 51.05%		8,464,066
Cash and other assets, less liabilities: 48.95%		8,115,928
Net assets: 100.00%		$16,579,994

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,167,819
Gross unrealized depreciation	(798,812)
Net unrealized appreciation of investments	$1,369,007

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 65. Portfolio footnotes begin on page 21.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	JPY	15,800,000	USD	148,942	01/22/15	$17,014
JPMCB	TRY	1,349,894	USD	588,558	01/22/15	12,821
JPMCB	USD	141,098	EUR	110,500	01/22/15	(7,362)
JPMCB	USD	335,800	TRY	772,000	01/22/15	(6,538)
JPMCB	USD	116,772	TRY	275,000	01/22/15	517
JPMCB	ZAR	1,780,000	USD	158,509	01/22/15	5,051
Net unrealized appreciation on forward foreign currency contracts						$21,503

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized depreciation
Index futures sell contracts:
E-mini NASDAQ 100 Index, 3 contracts (USD)	March 2015	$(249,611)	$(253,965)	$(4,354)
S&P 500 Index, 1 contract (USD)	March 2015	(495,847)	(513,100)	(17,253)
Net unrealized depreciation on futures contracts				$(21,607)

Portfolio Swap Outstanding5

Counterparty	Description	Termination Date[7]	Value
CSI	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR floating rate.	Twelve month maturities of 02/04/15—02/05/16	$(38,070)

Additional Information for Portfolio Swap

Portfolio swap positions	Notional Values[8]	Current Values[9]	Value[10]
Long Positions
Chile
GeoPark Ltd.	$36,479	$22,239	$(14,240)
France
Danone SA	28,531	27,459	(1,072)
Schneider Electric SE	48,765	46,611	(2,154)
Total France	77,296	74,070	(3,226)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

Portfolio swap positions (continued)	Notional Values[8]	Current Values[9]	Value[10]
Ireland
Shire PLC	$139,539	$147,401	$7,862
Netherlands
Royal Dutch Shell PLC	142,502	144,172	1,670
United Kingdom
Anglo American PLC	81,790	73,555	(8,235)
Ashtead Group PLC	60,486	66,067	5,581
Associated British Foods PLC	31,693	36,178	4,485
AstraZeneca PLC	166,125	160,685	(5,440)
Aviva PLC	117,378	110,417	(6,961)
Balfour Beatty PLC	52,464	57,254	4,790
Berkeley Group Holdings PLC	72,103	69,247	(2,856)
Big Yellow Group PLC	30,854	34,157	3,303
BP PLC	26,810	24,279	(2,531)
Burberry Group PLC	26,499	28,163	1,664
Capita PLC	87,574	88,349	775
Dignity PLC	33,339	37,767	4,428
Direct Line Insurance Group PLC	53,673	52,885	(788)
Genel Energy PLC	71,112	70,588	(524)
Glencore PLC	41,089	38,011	(3,078)
Halma PLC	31,723	32,361	638
Imperial Tobacco Group PLC	40,102	41,819	1,717
Indivior PLC	37,351	40,086	2,735
Lloyds Banking Group PLC	33,673	32,935	(738)
London Stock Exchange Group PLC	103,202	103,881	679
Michael Page International PLC	21,443	19,458	(1,985)
Next PLC	64,952	65,225	273
Nichols PLC	51,101	50,426	(675)
Petra Diamonds Ltd.	28,742	26,618	(2,124)
Playtech PLC	77,093	81,013	3,920
Premier Oil PLC	31,498	20,213	(11,285)
Prudential PLC	47,328	45,337	(1,991)
Qinetiq Group PLC	53,480	50,524	(2,956)
Reckitt Benckiser Group PLC	57,241	57,911	670
Rio Tinto PLC	44,953	44,714	(239)
Rockhopper Exploration PLC	27,985	24,904	(3,081)
SABMiller PLC	28,860	27,369	(1,491)
Standard Life PLC	56,294	52,744	(3,550)
Unilever PLC	52,956	50,988	(1,968)
Vectura Group PLC	13,697	13,752	55
William Hill PLC	68,380	73,610	5,230
Total United Kingdom	1,925,043	1,903,490	(21,553)
Total Long Positions of Portfolio Swap	2,320,859	2,291,372	(29,487)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

Portfolio swap positions (continued)	Notional Values[8]	Current Values[9]	Value[10]
Short Positions
China
China Railway Construction Corp. Ltd.	$(74,107)	$(81,896)	$(7,789)
Green Dragon Gas Ltd.	(12,490)	(9,675)	2,815
Total China	(86,597)	(91,571)	(4,974)
Hong Kong
China Coal Energy	(62,909)	(63,008)	(99)
Indonesia
Bank Mandiri Persero Tbk PT	(38,553)	(39,135)	(582)
Ireland
San Leon Energy PLC	(10,670)	(5,579)	5,091
Isle of Man
Bahamas Petroleum Company PLC	(27,929)	(18,674)	9,255
Malaysia
Maxis Bhd	(30,940)	(29,488)	1,452
SapuraKencana Petroleum Bhd	(16,153)	(16,275)	(122)
Total Malaysia	(47,093)	(45,763)	1,330
Netherlands
Royal Dutch Shell PLC	(14,625)	(15,285)	(660)
Taiwan
Acer, Inc.	(15,052)	(14,747)	305
Compal Electronics, Inc.	(16,207)	(15,362)	845
HTC Corp.	(8,827)	(8,927)	(100)
Taiwan Glass Industry Corp.	(42,356)	(42,775)	(419)
Total Taiwan	(82,442)	(81,811)	631
United Kingdom
Admiral Group PLC	(29,592)	(29,131)	461
Aggreko PLC	(20,185)	(19,845)	340
B&M Retail Ltd.	(21,699)	(24,649)	(2,950)
Cable & Wireless Communications PLC	(23,435)	(23,963)	(528)
Centrica PLC	(46,603)	(45,675)	928
Chemring Group PLC	(19,021)	(18,546)	475
Croda International PLC	(46,495)	(50,190)	(3,695)
De La Rue PLC	(14,240)	(13,818)	422
GlaxoSmithKline PLC	(44,628)	(43,336)	1,292
Gulf Keystone Petroleum Ltd.	(7,798)	(7,965)	(167)
Intertek Group PLC	(19,969)	(19,869)	100
Iofina PLC	(18,280)	(15,788)	2,492
Legal & General Group PLC	(35,255)	(37,839)	(2,584)
Lonmin	(56,507)	(59,724)	(3,217)
Marks & Spencer Group PLC	(56,713)	(55,133)	1,580
Ocado Group PLC	(53,723)	(72,651)	(18,928)
WM Morrison Supermarkets PLC	(51,329)	(52,608)	(1,279)
Xcite Energy Ltd.	(17,288)	(13,166)	4,122
Total United Kingdom	(582,760)	(603,896)	(21,136)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

Portfolio swap positions (continued)	Notional Values[8]	Current Values[9]	Value[10]
United States
FuelCell Energy, Inc.	$(17,979)	$(13,706)	$4,273
Total Short Positions of Portfolio Swap	(971,557)	(978,428)	(6,871)
Net Long and Short Positions of Portfolio Swap	1,349,302	1,312,944	(36,358)
Financing Costs and Other Receivables			(1,712)
Net Swap Agreement, at value			$(38,070)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$9,679,686	$4,363,460	$—	$14,043,146
Preferred stock	—	23,500	—	23,500
Short-term investment	—	4,022,421	—	4,022,421
Forward foreign currency contracts	—	35,403	—	35,403
Total	$9,679,687	$8,444,783	$—	$18,124,470
Liabilities
Common stocks sold short	$(6,241,138)	$(3,382,526)	$—	$(9,623,664)
Rights	—	(1,337)	—	(1,337)
Forward foreign currency contracts	—	(13,900)	—	(13,900)
Futures contracts	(21,607)	—	—	(21,607)
Swap agreements, net	—	(38,070)	—	(38,070)
Total	$(6,262,745)	$(3,435,833)	$—	$(9,698,578)

As of December 31, 2014, $4,386,960 of common and preferred stocks were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of this security amounted to $30,108 or 0.18% of net assets.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of these securities amounted to $77,132 or 0.46% of net assets.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2014 (unaudited)

4  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$3,208,627	$6,571,186	$5,757,392	$4,022,421	$1,281

5  Illiquid investment as of December 31, 2014.

6  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2014, the value of this security amounted to $(5,311) or (0.03)% of net assets.

7  The twelve month maturity dates are measured from the commencement of investment in each underlying portfolio swap market.

8  Notional value represents the market value (including any fees or commissions) of the long and short positions at the time they are established.

9  Current value represents the market value of these positions based on the securities' last sale or closing price on the principal exchange on which the securities are traded.

10  Value represents the unrealized gain (loss) of the positions at December 31, 2014.

See accompanying notes to financial statements.

UBS Global Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS Global Sustainable Equity Fund (the "Fund") declined 1.00% (Class A shares declined 6.44% after the deduction of the maximum sales charge), while Class P shares returned -0.93%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index") declined 1.17%. (Class P shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 25; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a negative absolute return during the reporting period, primarily due to stock selection and sector allocation.

Portfolio performance summary1

What worked

•  Stock selection drove the Fund's performance during the reporting period.

  – Alnylam Pharmaceuticals is a biopharmaceutical company headquartered in the US. The stock rallied sharply, and it was the Fund's largest contributor to performance during the reporting period. (For additional details, see "Portfolio Highlights.")

  – NXP Semiconductors, a leading semiconductor manufacturer headquartered in the Netherlands, generated solid results and benefited the Fund's performance. (For additional details, see "Portfolio Highlights.")

  – Mallinckrodt PLC, which is based in Ireland, produces specialty pharmaceutical products, including generic drugs and imaging agents. The company's restructuring has led to improved profitability, and its share price rose sharply during the reporting period.

  – Chimerix, Inc. is a US-based biopharmaceutical company dedicated to discovering, developing and commercializing oral antivirals in areas of high unmet medical need. Its shares rallied during the reporting period and benefited the Fund's results. Chimerix's proprietary technology has produced brincidofovir, a clinical-stage product that has demonstrated potent antiviral activity and safety in convenient, orally administered dosing regimens.

  – Sector allocation, overall, contributed to results. During the reporting period, overweights to the information technology and consumer discretionary sectors, along with an underweight to energy, were the most beneficial to the Fund's relative performance. The Fund's overall sector allocations are a byproduct of our bottom-up stock selection process.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Global Sustainable Equity Fund

What didn't work

•  Several individual stocks had a negative impact on performance.

  – Premier Oil is an independent British oil company with gas and oil interests in the UK, Asia and Africa. Its shares fell sharply, which negatively impacted the Fund. (For additional details, see "Portfolio Highlights.")

  – Statoil is a multinational oil and gas company headquartered in Norway. Statoil is a fully integrated petroleum company with operations in 36 countries. Its shares came under pressure as oil prices moved lower, and the company canceled a number of projects as a result.

  – A.P. Moeller-Maersk Group is a Danish conglomerate and a large container ship and supply vessel operator. Its shares declined, which negatively impacted the Fund. (For additional details, see "Portfolio Highlights.")

  – Lundin Petroleum is an independent international petroleum company based in Sweden. The company was negatively impacted by lower oil prices.

  – Sector allocation decisions modestly detracted from performance. During the reporting period, underweights to consumer staples and financials modestly dragged on the Fund's relative performance.

Portfolio highlights

•  Alnylam Pharmaceuticals is a US biopharmaceutical company. The company's core focus is the development of novel therapeutics based on RNA interference, or RNAi, for genetically defined diseases. The company has a large pipeline of promising prospects, many of which have had generally positive results in clinical tests.

•  NXP Semiconductors is a semiconductor chip manufacturer. Its Near Field Communication (NFC) chip enables smartphones and other devices to establish radio communication with each other. During the reporting period, Apple introduced its highly successful iPhone 6 with Apple Pay, which uses NXP Semiconductors' NFC technology.

•  Premier Oil was the Fund's worst-performing position during the reporting period. Oil prices fell more than 40% over the six months ended December 31, 2014, causing oil exporters to suffer significant losses. Although share prices have fallen substantially, we have not made changes to the majority of the Fund's energy holdings as, based on previous experience, our view is that once the price of oil begins to recover these companies can gain back losses very quickly.

•  A.P. Moeller-Maersk Group is a Danish business conglomerate with activities in a variety of business sectors, primarily within transportation and energy. Its shares were volatile during the reporting period given concerns about global growth on one hand, and positive sentiment about falling input costs, stemming from the lower price of oil, on the other hand. All told, its shares weakened over the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Sustainable Equity Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.00)%	5.10%	5.76%	4.17%
Class C2	(1.34)	4.35	4.98	3.40
Class P3	(0.93)	5.40	6.04	4.42
After deducting maximum sales charge
Class A1	(6.44)%	(0.67)%	4.58%	3.58%
Class C2	(2.31)	3.35	4.98	3.40
MSCI World Free Index (net)[4]	(1.17)%	4.94%	10.20%	6.03%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—2.74% and 1.25%; Class C—3.54% and 2.00%; Class P—2.45% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Global Sustainable Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2014

Percentage of net assets
NXP Semiconductors NV	3.0%
Check Point Software Technologies Ltd.	2.7
KDDI Corp.	2.6
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.3
Eli Lilly & Co.	2.2
HeidelbergCement AG	2.2
UnitedHealth Group, Inc.	2.1
Koninklijke DSM NV	2.1
Compass Group PLC	2.0
Acorda Therapeutics, Inc.	2.0
Total	23.2%

Country exposure by issuer, top five (unaudited)

As of December 31, 2014

Percentage of net assets
United States	33.5%
Japan	14.0
United Kingdom	7.0
Netherlands	5.1
Germany	5.0
Total	64.6%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Common stocks
Airlines	0.70%
Automobiles	2.13
Banks	11.50
Biotechnology	5.93
Capital markets	1.24
Chemicals	4.32
Commercial services & supplies	1.59
Construction materials	2.18
Containers & packaging	0.78
Diversified telecommunication services	1.75
Electrical equipment	1.87
Electronic equipment, instruments & components	1.71
Food & staples retailing	1.50
Health care equipment & supplies	0.52
Health care providers & services	2.13
Hotels, restaurants & leisure	2.05
Household durables	2.46
Household products	1.13
Insurance	6.95
Internet & catalog retail	1.02
IT services	0.35
Life sciences tools & services	0.92
Machinery	3.09
Marine	1.81
Media	2.77
Metals & mining	0.66
Multiline retail	2.63
Oil, gas & consumable fuels	3.94
Personal products	1.32
Pharmaceuticals	5.78
Real estate investment trust (REIT)	1.70
Semiconductors & semiconductor equipment	9.94
Software	4.59
Technology hardware, storage & peripherals	1.97
Wireless telecommunication services	2.59
Total common stocks	97.52%
Preferred stock	1.87
Rights	0.02
Investment of cash collateral from securities loaned	0.53
Total investments	99.94%
Cash and other assets, less liabilities	0.06
Net assets	100.00%

UBS Global Sustainable Equity Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks: 97.52%
Australia: 2.41%
Brambles Ltd.	40,284	$347,016
Scentre Group*	22,435	63,562
Westfield Corp.	15,598	114,339
Total Australia common stocks		524,917
Austria: 0.87%
OMV AG	7,122	189,112
Canada: 1.07%
Royal Bank of Canada	1,900	131,224
Teck Resources Ltd., Class B	7,400	101,147
Total Canada common stocks		232,371
China: 1.87%
AIA Group Ltd.	46,238	255,024
Cathay Pacific Airways Ltd.	70,000	152,622
Total China common stocks		407,646
Denmark: 1.81%
A.P. Moeller - Maersk A/S, Class B	199	395,801
France: 4.80%
Carrefour SA	10,770	327,746
Publicis Groupe SA	4,334	310,815
Schneider Electric SE	5,598	407,698
Total France common stocks		1,046,259
Germany: 3.11%
HeidelbergCement AG	6,743	475,920
SAP SE	2,891	201,874
Total Germany common stocks		677,794
Ireland: 1.63%
Mallinckrodt PLC*	3,600	356,508
Israel: 4.11%
Check Point Software Technologies Ltd.*	7,400	581,418
Mellanox Technologies Ltd.*	7,400	316,202
Total Israel common stocks		897,620
Italy: 1.09%
Intesa Sanpaolo SpA	82,190	238,425
Japan: 14.04%
Hino Motors Ltd.	17,000	223,777
Kao Corp.	7,300	287,872
KDDI Corp.	9,000	565,417
Panasonic Corp.	20,000	235,569
Shin-Etsu Chemical Co., Ltd.	2,900	188,789
Sumitomo Mitsui Financial Group, Inc.	12,000	433,833
	Shares	Value
THK Co., Ltd.	14,900	$358,075
Tokio Marine Holdings, Inc.	13,300	431,953
Toyota Motor Corp.	5,400	336,514
Total Japan common stocks		3,061,799
Netherlands: 5.13%
Koninklijke DSM NV	7,447	454,215
NXP Semiconductors NV*	8,700	664,680
Total Netherlands common stocks		1,118,895
Norway: 3.04%
Statoil ASA	16,010	281,885
Telenor ASA	18,896	382,240
Total Norway common stocks		664,125
Spain: 3.98%
Banco Bilbao Vizcaya Argentaria SA	31,886	301,144
Banco Santander SA	32,645	273,994
Mediaset Espana Comunicacion SA*	23,365	293,746
Total Spain common stocks		868,884
Sweden: 2.16%
Lundin Petroleum AB*	17,391	248,872
Nordea Bank AB	19,228	222,579
Total Sweden common stocks		471,451
Switzerland: 3.55%
Novartis AG	4,587	425,414
Zurich Insurance Group AG*	1,116	348,753
Total Switzerland common stocks		774,167
Taiwan: 2.34%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	22,800	510,264
United Kingdom: 6.98%
Aberdeen Asset Management PLC	40,325	269,450
Aviva PLC	46,601	350,131
Compass Group PLC	26,108	446,261
Next PLC	3,000	318,171
Premier Oil PLC	53,754	139,032
Total United Kingdom common stocks		1,523,045
United States: 33.53%
Acorda Therapeutics, Inc.*	10,800	441,396
Alnylam Pharmaceuticals, Inc.*	4,000	388,000
Amazon.com, Inc.*	720	223,452
Apple, Inc.	3,900	430,482
Applied Materials, Inc.	12,000	299,040
Baxter International, Inc.	1,540	112,867
Bio-Rad Laboratories, Inc., Class A*	1,670	201,335
Broadcom Corp., Class A	8,700	376,971

UBS Global Sustainable Equity Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Chimerix, Inc.*	7,350	$295,911
Citigroup, Inc.	3,300	178,563
Digital Realty Trust, Inc.	2,900	192,270
Eli Lilly & Co.	6,950	479,480
Ford Motor Co.	8,200	127,100
Jabil Circuit, Inc.	17,100	373,293
Lexicon Pharmaceuticals, Inc.*[1]	184,696	168,055
Macy's, Inc.	3,900	256,425
MetLife, Inc.	2,400	129,816
PNC Financial Services Group, Inc.	3,400	310,182
Praxair, Inc.	2,300	297,988
Procter & Gamble Co.	2,700	245,943
Rock-Tenn Co., Class A	2,800	170,744
ServiceSource International, Inc.*	16,500	77,220
Symantec Corp.	8,500	218,068
Timken Co.	2,150	91,762
TimkenSteel Corp.	1,175	43,510
UnitedHealth Group, Inc.	4,600	465,014
US Bancorp	9,300	418,035
Whirlpool Corp.	1,550	300,297
Total United States common stocks		7,313,219
Total common stocks (cost $19,772,383)		21,272,302
	Shares	Value
Preferred stock: 1.87%
Germany: 1.87%
Volkswagen AG, Preference shares (cost $399,958)	1,837	$408,283
	Number of rights
Rights: 0.02%
Spain: 0.02%
Banco Bilbao Vizcaya Argentaria SA, expires 1/7/2015* (cost $0)	32,868	3,142
	Shares
Investment of cash collateral from securities loaned: 0.53%
UBS Private Money Market Fund LLC[2] (cost $116,135)	116,135	116,135
Total investments: 99.94% (cost $20,288,476)		21,799,862
Cash and other assets, less liabilities: 0.06%		13,494
Net assets: 100.00%		$21,813,356

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,678,128
Gross unrealized depreciation	(1,166,742)
Net unrealized appreciation of investments	$1,511,386

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 65. Portfolio footnotes begin on page 29.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$9,974,662	$11,297,640	$—	$21,272,302
Preferred stock	—	408,283	—	408,283
Rights	—	3,142	—	3,142
Investment of cash collateral from securities loaned	—	116,135	—	116,135
Total	$9,974,662	$11,825,200	$—	$21,799,862

UBS Global Sustainable Equity Fund

Portfolio of investments

December 31, 2014 (unaudited)

As of December 31, 2014, $11,705,923 of common and preferred stocks were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2014.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$328,482	$2,443,592	$2,772,074	$—	$105
UBS Private Money Market Fund LLC[a]	103,482	2,989,496	2,976,843	116,135	11
	$431,964	$5,433,088	$5,748,917	$116,135	$116

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Defensive Equity Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS U.S. Defensive Equity Fund (the "Fund") returned 4.13% (Class A shares returned -1.62% after the deduction of the maximum sales charge), while Class P shares returned 4.27%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 5.57% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 33; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Strong stock selection within health care, as well as an overweight to the sector, contributed to Fund performance during the reporting period.

  – Chimerix was a top contributor to Fund returns, as the stock was up 76% during the six-month period. The development-stage biotech company boasts a promising drug pipeline that includes an antiviral treatment recently used with Ebola patients.

  – Shares of Alnylam Pharmaceuticals performed strongly, returning 54% for the six months. The biotech company specializes in RNAi therapeutics. Alnylam revised earnings estimates upward during the period, and reported favorable news on both the clinical trial and intellectual property fronts.

  – UnitedHealth Group rose 25% during the reporting period. The health care insurance provider reported better-than-expected third quarter earnings, as revenues increased.

•  Several individual stocks made strong positive contributions to relative returns.

  – Pacific DataVision was up 70% during the six-month period. The position began as a private placement that was intended to fund the potential acquisition of Sprint's wireless spectrum, which would be used to build a nationwide push-to-talk wireless network and consolidate 4G networks.

•  The Fund maintained a successful underweight to the telecommunications sector. This position contributed to relative performance, as the sector was down 2% within the benchmark during the six-month period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Defensive Equity Fund

What didn't work

•  Energy stocks detracted from relative performance during the six-month period. The steep decline in oil prices has created both opportunity and heightened risk within the markets. We maintain our focus on company fundamentals and remain confident in the theses of our positions in the sector.

  – McDermott International was the top detractor for the reporting period with a decline of 64%. McDermott reported significant operating losses and indicated that the trend would continue in the near term based on the current environment for companies in the oil and gas industry.

  – Noble Corporation also detracted from performance, declining 42% for the six-month period. Calendar year 2014 presented a difficult environment for offshore drillers, with challenging trends in the number of uncontracted new-build deliveries, rigs rolling off contracts and operator sublets. As a result, these companies have seen intense competition, falling day rates and rig retirements, all of which exerted downward pressure on Noble's stock price.

  – The Fund's position in EOG Resources made a negative contribution to relative returns. The company struggled as a result of oil price volatility during the six-month period. We consider EOG to be best-of-breed within the exploration and production (E&P) space.

•  Within the consumer discretionary sector, individual stock positions made a negative contribution to Fund returns.

  – The stock price of YUM! Brands came under pressure during the period due to issues with suppliers in China. However, we believe the market is undervaluing the long-term value of the KFC and Pizza Hut franchises in China. (For details, see "Portfolio highlights.")

•  Sector underweights in utilities and information technology made a negative contribution to Fund returns. The Fund did not hold any utilities names during the period. Stock selection within the IT sector was strong, but was hindered by the reduced weight relative to the benchmark.

Portfolio highlights

•  We initiated a position in NXP Semiconductors based on the thesis that the company would successfully expand operating margins and deleverage, which it did by shedding money-losing business lines. We now believe NXP has above-average growth potential that is not fully appreciated by analysts. Fueling our confidence is the fact that the company's near field communication (NFC) radio and secure element are utilized in the iPhone 6 and iPhone 6+, and will likely be used in the Apple Watch to power Apple Pay.

UBS U.S. Defensive Equity Fund

• We believe Citigroup's shares are undervalued relative to the current price. The market remains skeptical about the company's ability to increase regulatory capital and capital return. Investors have further discounted Citigroup's shares due to concerns over emerging market growth and credit quality. We believe the company's interest rate leverage and share count reduction capacity are underappreciated by the market, and should result in higher-than-expected earnings in the coming years.

•  Eli Lilly faces near-term headwinds from the loss of exclusivity on its Cymbalta and ALIMTA drugs. However, we believe the company's prospects for the next two years exceed consensus estimates. Lilly's heavy spending on research and development for a dozen Phase 3 programs is winding down, and the company is shifting away from primary care markets toward oncology and diabetes. While the company's margins are currently at the low end of industry norms, we expect to see improvement driven by pipeline success or accelerated cost reductions. Our research indicates that Lilly's broad diabetes portfolio, which will cover all key therapeutic areas, offers prospects for additional growth.

•  We see a multi-year growth story in China for YUM! Brands fueled by the growth of its high margin global franchise business. Though the market underestimates China, we believe YUM! will continue to experience rapid unit growth in the country's tier-four through six cities, where YUM!'s development team made significant investments in infrastructure. In addition, we expect the company to return capital to shareholders through dividends and share repurchases, further boosting its stock price.

•  Mondelez International manufactures and markets snack food and beverage products, including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. We believe the company is well-positioned for growth due to its significant exposure to developing markets. We think there is an opportunity for margin expansion from a rebound in Europe and by leveraging synergies across distribution platforms.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Defensive Equity Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	4.13%	11.98%	11.10%	4.62%
Class C3	3.80	11.27	10.30	3.86
Class P4	4.27	12.30	11.36	4.88
After deducting maximum sales charge
Class A2	(1.62)%	5.86%	9.86%	3.91%
Class C3	2.80	10.27	10.30	3.86
Russell 1000 Index[5]	5.57%	13.24%	15.64%	7.90%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—3.80% and 2.15%; Class C—4.61% and 2.90%; Class P—3.53% and 1.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS U.S. Defensive Equity Fund and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Defensive Equity Fund

Top ten equity holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
Apple, Inc.	4.4%
JPMorgan Chase & Co.	3.1
Mondelez International, Inc., Class A	3.0
Philip Morris International, Inc.	3.0
Yum! Brands, Inc.	2.8
Citigroup, Inc.	2.7
Eli Lilly & Co.	2.7
Praxair, Inc.	2.6
PepsiCo, Inc.	2.6
Symantec Corp.	2.5
Total	29.4%

1  Only long positions are considered for top ten holdings.

UBS U.S. Defensive Equity Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Common stocks
Aerospace & defense	1.66%
Automobiles	3.11
Banks	9.40
Beverages	2.63
Biotechnology	5.98
Capital markets	2.30
Chemicals	3.94
Commercial services & supplies	1.29
Consumer finance	4.41
Diversified telecommunication services	1.26
Electronic equipment, instruments & components	1.48
Energy equipment & services	2.82
Food & staples retailing	2.76
Food products	3.03
Health care equipment & supplies	2.26
Health care providers & services	5.62
Hotels, restaurants & leisure	2.77
Household durables	0.70
Industrial conglomerates	3.84
Insurance	5.13
Internet & catalog retail	2.35
IT services	0.74
Life sciences tools & services	0.88
Machinery	3.69
Media	5.67
Multiline retail	1.75
Oil, gas & consumable fuels	4.63
Pharmaceuticals	9.50
Real estate investment trust (REIT)	3.58
Road & rail	1.55
Semiconductors & semiconductor equipment	10.09
Software	4.27
Specialty retail	1.37
Technology hardware, storage & peripherals	6.00
Textiles, apparel & luxury goods	1.62
Tobacco	2.97
Total common stocks	127.05%
Investment company
Short-term investment	5.28
Options purchased	0.70
Total investments before investments sold short	133.03%
Investments sold short
Common stocks
Banks	(2.55)%
Beverages	(0.75)
Biotechnology	(1.40)
Capital markets	(2.43)
Commercial services & supplies	(1.43)
Communications equipment	(1.02)
Electronic equipment, instruments & components	(0.80)
Energy equipment & services	(0.22)
Food products	(0.76)
Health care equipment & supplies	(2.37)
Health care providers & services	(1.27)
Hotels, restaurants & leisure	(2.69)
Household durables	(0.33)
Household products	(0.33)
Insurance	(0.86)
Internet software & services	(0.34)
IT services	(0.79)
Life sciences tools & services	(1.31)
Media	(0.44)
Oil, gas & consumable fuels	(0.22)
Pharmaceuticals	(1.57)
Real estate investment trust (REIT)	(0.20)
Semiconductors & semiconductor equipment	(1.71)
Software	(1.31)
Specialty retail	(0.50)
Technology hardware, storage & peripherals	(0.73)
Textiles, apparel & luxury goods	(0.50)
Thrifts & mortgage finance	(0.77)
Wireless telecommunication services	(0.38)
Total investments sold short	(29.98)%
Total investments, net of investments sold short	103.05
Liabilities, in excess of cash and other assets	(3.05)
Net assets	100.00%

UBS U.S. Defensive Equity Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks: 127.05%
Aerospace & defense: 1.66%
Boeing Co.	2,030	$263,859
Automobiles: 3.11%
Ford Motor Co.[1]	12,930	200,415
General Motors Co.[1]	8,430	294,291
		494,706
Banks: 9.40%
Citigroup, Inc.[1]	8,049	435,531
JPMorgan Chase & Co.[1]	7,970	498,763
US Bancorp[1]	8,330	374,434
Wells Fargo & Co.[1]	3,360	184,195
		1,492,923
Beverages: 2.63%
PepsiCo, Inc.[1]	4,420	417,955
Biotechnology: 5.98%
Acorda Therapeutics, Inc.*[1]	7,510	306,934
Alnylam Pharmaceuticals, Inc.*[1]	1,660	161,020
Bluebird Bio, Inc.*[1]	700	64,204
Chimerix, Inc.*[1]	7,220	290,677
KaloBios Pharmaceuticals, Inc.*[1]	4,700	8,131
Lexicon Pharmaceuticals, Inc.*[1]	77,750	70,745
MacroGenics, Inc.*[1]	600	21,042
Regulus Therapeutics, Inc.*[1]	1,700	27,268
		950,021
Capital markets: 2.30%
Invesco Ltd.[1]	5,070	200,366
Morgan Stanley[1]	4,270	165,676
		366,042
Chemicals: 3.94%
Monsanto Co.[1]	1,730	206,683
Praxair, Inc.[1]	3,230	418,479
		625,162
Commercial services & supplies: 1.29%
Waste Management, Inc.[1]	3,980	204,254
Consumer finance: 4.41%
American Express Co.[1]	3,760	349,830
Capital One Financial Corp.[1]	4,250	350,838
		700,668
Diversified telecommunication services: 1.26%
Pacific DataVision, Inc.*[1,2]	5,900	200,600
	Shares	Value
Electronic equipment, instruments & components: 1.48%
Jabil Circuit, Inc.[1]	10,800	$235,764
Energy equipment & services: 2.82%
Baker Hughes, Inc.[1]	2,960	165,967
Halliburton Co.[1]	2,340	92,032
McDermott International, Inc.*[1]	19,670	57,240
Noble Corp. PLC[1]	8,030	133,057
		448,296
Food & staples retailing: 2.76%
Rite Aid Corp.*[1]	14,330	107,762
Walgreens Boots Alliance, Inc.	4,340	330,708
		438,470
Food products: 3.03%
Mondelez International, Inc., Class A1	13,240	480,943
Health care equipment & supplies: 2.26%
Baxter International, Inc.[1]	1,860	136,319
HeartWare International, Inc.*	1,470	107,942
Thoratec Corp.*	3,550	115,233
		359,494
Health care providers & services: 5.62%
Envision Healthcare Holdings, Inc.*[1]	5,470	189,754
Laboratory Corp. of America Holdings*[1]	3,250	350,675
UnitedHealth Group, Inc.[1]	3,490	352,804
		893,233
Hotels, restaurants & leisure: 2.77%
Yum! Brands, Inc.[1]	6,030	439,286
Household durables: 0.70%
Lennar Corp., Class A1	2,480	111,129
Industrial conglomerates: 3.84%
Danaher Corp.[1]	2,730	233,989
General Electric Co.[1]	14,860	375,512
		609,501
Insurance: 5.13%
Aon PLC[1]	2,190	207,678
Lincoln National Corp.[1]	5,000	288,350
MetLife, Inc.[1]	5,900	319,131
		815,159
Internet & catalog retail: 2.35%
Amazon.com, Inc.*[1]	1,200	372,420
IT services: 0.74%
ServiceSource International, Inc.*[1]	24,980	116,906

UBS U.S. Defensive Equity Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Life sciences tools & services: 0.88%
Bio-Rad Laboratories, Inc., Class A*[1]	1,160	$139,850
Machinery: 3.69%
Colfax Corp.*	3,460	178,432
Illinois Tool Works, Inc.[1]	2,190	207,393
Parker-Hannifin Corp.[1]	1,550	199,873
		585,698
Media: 5.67%
Time Warner Cable, Inc.	2,590	393,835
Time Warner, Inc.[1]	1,590	135,818
Walt Disney Co.[1]	3,940	371,109
		900,762
Multiline retail: 1.75%
Macy's, Inc.[1]	4,230	278,123
Oil, gas & consumable fuels: 4.63%
Chevron Corp.[1]	1,180	132,372
EOG Resources, Inc.[1]	3,070	282,655
Exxon Mobil Corp.[1]	2,070	191,372
PDC Energy, Inc.*[1]	3,140	129,588
		735,987
Pharmaceuticals: 9.50%
Eli Lilly & Co.[1]	6,250	431,187
Hospira, Inc.*[1]	4,820	295,225
Impax Laboratories, Inc.*[1]	9,520	301,594
Johnson & Johnson[1]	670	70,062
Mallinckrodt PLC*[1]	1,950	193,108
Teva Pharmaceutical Industries Ltd. ADR	3,780	217,388
		1,508,564
Real estate investment trust (REIT): 3.58%
American Campus Communities, Inc.[1]	1,730	71,553
Digital Realty Trust, Inc.[1]	4,020	266,526
Simon Property Group, Inc.[1]	1,270	231,279
		569,358
Road & rail: 1.55%
Hertz Global Holdings, Inc.*[1]	9,880	246,407
Semiconductors & semiconductor equipment: 10.09%
Applied Materials, Inc.[1]	13,260	330,439
Broadcom Corp., Class A1	5,560	240,915
Freescale Semiconductor Ltd.*[1]	10,950	276,268
Mellanox Technologies Ltd.*[1]	5,620	240,143
Micron Technology, Inc.*[1]	7,800	273,078
NXP Semiconductors NV*[1]	3,160	241,424
		1,602,267
	Shares	Value
Software: 4.27%
Check Point Software Technologies Ltd.*[1]	3,560	$279,709
Symantec Corp.[1]	15,550	398,935
		678,644
Specialty retail: 1.37%
Best Buy Co., Inc.[1]	5,580	217,508
Technology hardware, storage & peripherals: 6.00%
Apple, Inc.[1]	6,360	702,016
NetApp, Inc.[1]	6,040	250,358
		952,374
Textiles, apparel & luxury goods: 1.62%
Ralph Lauren Corp.[1]	1,390	257,372
Tobacco: 2.97%
Philip Morris International, Inc.[1]	5,790	471,596
Total common stocks (cost $15,675,366)		20,181,301
Short-term investment: 5.28%
Investment company: 5.28%
UBS Cash Management Prime Relationship Fund[3] (cost $839,280)	839,280	839,280
	Number of Contracts
Options purchased: 0.70%
Put options: 0.70%
S&P 500 Index, strike @ USD 1,900, expires February 2015 (cost $235,106)	76	110,960
Total investments before investments sold short: 133.03% (cost $16,749,752)		21,131,541
	Shares
Investments sold short: (29.98)%
Common stocks: (29.98)%
Banks: (2.55)%
Associated Banc-Corp.	(3,210)	(59,802)
BancorpSouth, Inc.	(2,740)	(61,677)
Bank of America Corp.	(3,690)	(66,014)
First Niagara Financial Group, Inc.	(4,950)	(41,729)
Iberiabank Corp.	(900)	(58,365)
Westamerica Bancorporation	(1,250)	(61,275)
Zions Bancorporation	(1,980)	(56,450)
		(405,312)

UBS U.S. Defensive Equity Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Beverages: (0.75)%
Brown-Forman Corp., Class B	(580)	$(50,947)
Constellation Brands, Inc., Class A	(700)	(68,719)
		(119,666)
Biotechnology: (1.40)%
Celgene Corp.	(900)	(100,674)
Repligen Corp.	(2,350)	(46,530)
United Therapeutics Corp.	(580)	(75,104)
		(222,308)
Capital markets: (2.43)%
Charles Schwab Corp.	(4,380)	(132,232)
Janus Capital Group, Inc.	(5,020)	(80,973)
Northern Trust Corp.	(700)	(47,180)
Stifel Financial Corp.	(1,340)	(68,367)
TD Ameritrade Holding Corp.	(1,600)	(57,248)
		(386,000)
Commercial services & supplies: (1.43)%
Healthcare Services Group, Inc.	(4,670)	(144,443)
Stericycle, Inc.	(630)	(82,581)
		(227,024)
Communications equipment: (1.02)%
Aruba Networks, Inc.	(2,850)	(51,813)
F5 Networks, Inc.	(420)	(54,795)
Motorola Solutions, Inc.	(830)	(55,677)
		(162,285)
Electronic equipment, instruments & components: (0.80)%
Flextronics International Ltd.	(5,510)	(61,602)
Zebra Technologies Corp., Class A	(840)	(65,024)
		(126,626)
Energy equipment & services: (0.22)%
FMC Technologies, Inc.	(750)	(35,130)
Food products: (0.76)%
Kraft Foods Group, Inc.	(970)	(60,780)
McCormick & Co. Inc. (Non-voting)	(800)	(59,440)
		(120,220)
Health care equipment & supplies: (2.37)%
Abaxis, Inc.	(1,410)	(80,130)
DENTSPLY International, Inc.	(1,120)	(59,663)
IDEXX Laboratories, Inc.	(400)	(59,308)
STERIS Corp.	(760)	(49,286)
Zeltiq Aesthetics, Inc.	(2,580)	(72,008)
Zimmer Holdings, Inc.	(500)	(56,710)
		(377,105)
	Shares	Value
Health care providers & services: (1.27)%
Bio-Reference Laboratories, Inc.	(2,460)	$(79,040)
MEDNAX, Inc.	(970)	(64,127)
Patterson Cos., Inc.	(1,220)	(58,682)
		(201,849)
Hotels, restaurants & leisure: (2.69)%
Buffalo Wild Wings, Inc.	(430)	(77,563)
Choice Hotels International, Inc.	(2,690)	(150,694)
Hyatt Hotels Corp., Class A	(1,500)	(90,315)
Starwood Hotels & Resorts Worldwide, Inc.	(690)	(55,938)
Wendy's Co.	(5,820)	(52,555)
		(427,065)
Household durables: (0.33)%
Garmin Ltd.	(1,000)	(52,830)
Household products: (0.33)%
Clorox Co.	(500)	(52,105)
Insurance: (0.86)%
American International Group, Inc.	(2,440)	(136,665)
Internet software & services: (0.34)%
Akamai Technologies, Inc.	(860)	(54,146)
IT services: (0.79)%
Cognizant Technology Solutions Corp., Class A	(1,330)	(70,038)
Xerox Corp.	(4,010)	(55,578)
		(125,616)
Life sciences tools & services: (1.31)%
Mettler-Toledo International, Inc.	(330)	(99,812)
PerkinElmer, Inc.	(1,320)	(57,723)
Thermo Fisher Scientific, Inc.	(400)	(50,116)
		(207,651)
Media: (0.44)%
Gannett Co., Inc.	(2,200)	(70,246)
Oil, gas & consumable fuels: (0.22)%
Hess Corp.	(470)	(34,695)
Pharmaceuticals: (1.57)%
AbbVie, Inc.	(1,600)	(104,704)
Endo International PLC	(1,210)	(87,265)
Sagent Pharmaceuticals, Inc.	(2,290)	(57,502)
		(249,471)
Real estate investment trust (REIT): (0.20)%
Equity Residential	(450)	(32,328)

UBS U.S. Defensive Equity Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Semiconductors & semiconductor equipment: (1.71)%
Cavium, Inc.	(1,100)	$(68,002)
KLA-Tencor Corp.	(670)	(47,114)
Teradyne, Inc.	(3,080)	(60,953)
Texas Instruments, Inc.	(1,780)	(95,168)
		(271,237)
Software: (1.31)%
Electronic Arts, Inc.	(1,800)	(84,627)
Red Hat, Inc.	(940)	(64,992)
Synopsys, Inc.	(1,360)	(59,119)
		(208,738)
Specialty retail: (0.50)%
Staples, Inc.	(4,360)	(79,003)
Technology hardware, storage & peripherals: (0.73)%
Diebold, Inc.	(1,500)	(51,960)
Seagate Technology PLC	(950)	(63,175)
		(115,135)
	Shares	Value
Textiles, apparel & luxury goods: (0.50)%
Under Armour, Inc., Class A	(1,170)	$(79,443)
Thrifts & mortgage finance: (0.77)%
Astoria Financial Corp.	(4,640)	(61,991)
People's United Financial, Inc.	(3,980)	(60,416)
		(122,407)
Wireless telecommunication services: (0.38)%
SBA Communications Corp., Class A	(540)	(59,810)
Total investments sold short (proceeds $3,743,273)		(4,762,116)
Total investments, net of investments sold short: 103.05%		16,369,425
Liabilities, in excess of cash and other assets: (3.05)%		(483,767)
Net assets: 100.00%		$15,885,658

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,034,639
Gross unrealized depreciation	(652,850)
Net unrealized appreciation of investments	$4,381,789

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 65. Portfolio footnotes begin on page 40.

Options written

	Expiration date	Premiums received	Value
Put options
S&P 500 Index, 76 contracts, strike @ USD 1,700	February 2015	$68,134	$(34,048)

Written options activity for the period ended December 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2014	80	$39,800
Options written	153	98,665
Options terminated in closing purchase transactions	(157)	(70,331)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2014	76	$68,134

UBS U.S. Defensive Equity Fund

Portfolio of investments

December 31, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$19,980,701	$200,600	$—	$20,181,301
Short-term investment	—	839,280	—	839,280
Options purchased	110,960	—	—	110,960
Total	$20,091,661	$1,039,880	$—	$21,131,541
Liabilities
Common stocks sold short	$(4,762,116)	$—	$—	$(4,762,116)
Options written	(34,048)	—	—	(34,048)
Total	$(4,796,164)	$—	$—	$(4,796,164)

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of this security amounted to $200,600 or 1.26% of net assets.

3  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$232,835	$2,729,057	$2,122,612	$839,280	$112

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS U.S. Equity Opportunity Fund (the "Fund") returned 5.53% (Class A shares returned -0.26% after the deduction of the maximum sales charge), while Class P shares returned 5.66%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 5.57% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 44; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund kept pace with the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Strong stock selection within health care, as well as an overweight to the sector, contributed to Fund performance during the reporting period.

  – Shares of Alnylam Pharmaceuticals performed strongly, returning 54% for the six months. The biotech company specializes in RNAi therapeutics. Alnylam revised earnings estimates upward during the period, and reported favorable news on both the clinical trial and intellectual property fronts.

  – Bluebird Bio's stock price soared during the fourth quarter of 2014 after the company announced that its experimental gene therapy had ended the need for regular blood transfusions in four patients with beta thalassemia major, an inherited blood disorder. For the six-month period, the stock returned 138%.

  – Chimerix was a top contributor to Fund returns, as the stock was up 76% during the six-month period. The development-stage biotech company boasts a promising drug pipeline that includes an antiviral treatment recently used with Ebola patients.

•  Several individual stocks made a strong positive contribution to relative returns.

  – Rite Aid, which operates retail drugstores, reported third-quarter 2014 financial results that exceeded Wall Street's expectations and raised the company's full-year fiscal guidance. Shares traded 24% higher for the six-month period.

  – Pacific DataVision was up 70% during the six months. The position began as a private placement that was intended to fund the potential acquisition of Sprint's wireless spectrum, which would be used to build a nationwide push-to-talk wireless network and consolidate 4G networks.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Equity Opportunity Fund

•  The Fund maintained a successful underweight to the hard-hit energy sector. This position contributed to relative performance, as the sector was down 20% within the benchmark during the six-month period. An overweight to information technology stocks was also additive for performance.

What didn't work

•  Energy stocks detracted from relative performance during the six-month period. The steep decline in oil prices has created both opportunity and heightened risk within the markets. We maintain our focus on company fundamentals and remain confident in the theses of our positions in the sector.

  – The Fund's position in EOG Resources made a negative contribution to relative returns. The company struggled as a result of oil price volatility during the six-month period. We consider EOG to be best-of-breed within the exploration and production (E&P) space. (For details, see "Portfolio highlights.")

  – Noble Corporation detracted from performance, declining 42% for the six-month period. Calendar year 2014 presented a difficult environment for offshore drillers, with challenging trends in the number of uncontracted new-build deliveries, rigs rolling off contracts and operator sublets. As a result, these companies have seen intense competition, falling day rates and rig retirements, all of which exerted downward pressure on Noble's stock price.

  – Baker Hughes, a provider of oil and gas services, also declined on news of oil price volatility during the period. We continue to believe increased onshore activity and technology content in North America will drive faster-than-industry growth and margin improvements for both Baker Hughes and Halliburton, as the two companies combine through a merger deal announced during the fourth quarter.

•  Within the consumer discretionary sector, individual stock positions made a negative contribution to Fund returns.

  – Shares of Ford underperformed during the six months. We believe the automaker has fundamentally improved its cost structure and competitive position. Ford's North American truck business is a well-established franchise that can earn more than the company's cost of capital returns. We believe Ford will have a strong product cycle over the next few years, which should support the company's relatively competitive position.

•  Certain sector underweights made a negative contribution to Fund returns. The health care sector was up 13% within the benchmark, and though our stock selection made a positive contribution, the Fund's underweight to the sector detracted. The Fund's underweight to consumer discretionary also detracted, as the sector rose 9% for the period. Stock selection decisions within the sector further hindered performance for the six months.

UBS U.S. Equity Opportunity Fund

Portfolio highlights

•  Citigroup continues to execute its plan to rationalize its balance sheet, wind down Citi Holdings, engineer expense reductions, and improve liquidity and capital metrics. Citigroup is successfully taking market share in its core businesses: regional consumer banking, securities and banking, and global transaction services. Additionally, the company has been aggressively selling minority stakes in several banks, which should provide significant capital relief on a Basel III basis. We anticipate superior earnings growth over the next few years due to solid revenue growth, improving expense discipline and better credit quality.

•  Digital Realty Trust is a technology REIT that has been aggressively improving its portfolio of global data centers through new developments and acquisitions, particularly in higher-margin overseas markets. We believe the REIT will benefit from improved occupancy levels at higher rents as current contracts expire and are replaced with more profitable leases. Customers will likely be motivated to stay with Digital Realty, even at higher rates, because they will incur material costs if they choose to move their facilities. We believe the REIT has the ability to generate above-average earnings growth in most economic scenarios.

•  Applied Materials is the leading producer of front-end semiconductor manufacturing equipment. As this industry becomes more complex, Applied Materials has the ability to sell more equipment while maintaining manufacturing throughput. Our research indicates further upside potential from the firm's planned acquisition of Tokyo Electron, the industry's third-largest supplier of semiconductor process equipment.

•  EOG Resources is a natural gas and crude oil exploration and production (E&P) company. We believe it is a best-in-class company run by experienced managers. EOG benefits from a disciplined focus on internal rate of return at the project level. The company has core positions in prime acreage of the Eagle Ford, Bakken and Permian basins, and is a first mover in onshore tight gas and tight oil basins. EOG has a track record of superior innovation and, as a result, is well-positioned with low exploration and development costs.

•  We expect Amazon.com to benefit from its large served market, which should provide much higher-than-average sustained revenue growth. Major opportunities for Amazon include continued growth in all retail categories, online media and appliance growth, groceries, Amazon Web Services, and third party sales and logistics. The company's investment in new fulfillment centers should enable faster delivery and manageable fulfillment costs. While we believe Amazon will reinvest much of its profits in new opportunities and growth, we expect margins to gradually rise due to achievement of scale in subscale businesses.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Opportunity Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.53%	14.17%	12.39%	5.49%
Class C2	5.10	13.27	11.52	4.70
Class P3	5.66	14.38	12.68	5.78
After deducting maximum sales charge
Class A1	(0.26)%	7.88%	11.13%	4.90%
Class C2	4.10	12.27	11.52	4.70
Russell 1000 Index[4]	5.57%	13.24%	15.64%	7.96%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.72% and 1.20%; Class C—2.50% and 1.95%; Class P—1.52% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2015, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Top ten equity holdings (unaudited)

As of December 31, 2014

Percentage of net assets
Apple, Inc.	6.0%
US Bancorp	4.0
Citigroup, Inc.	4.0
American Express Co.	3.8
Mondelez International, Inc., Class A	3.7
Amazon.com, Inc.	3.6
Praxair, Inc.	3.5
Applied Materials, Inc.	3.3
EOG Resources, Inc.	3.2
Hospira, Inc.	3.2
Total	38.3%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2014

Common stocks
Automobiles	2.90%
Banks	8.01
Biotechnology	9.02
Chemicals	3.46
Consumer finance	3.80
Diversified telecommunication services	1.35
Energy equipment & services	0.93
Food & staples retailing	2.54
Food products	3.71
Insurance	5.26
Internet & catalog retail	3.60
Internet software & services	4.34
Life sciences tools & services	1.71
Machinery	2.51
Oil, gas & consumable fuels	3.20
Pharmaceuticals	4.99
Real estate investment trust (REIT)	2.99
Semiconductors & semiconductor equipment	11.02
Software	2.95
Technology hardware, storage & peripherals	8.11
Textiles, apparel & luxury goods	2.83
Tobacco	3.04
Total common stocks	92.27%
Investment company
SPDR S&P 500 ETF Trust	4.85
Short-term investment	3.00
Investment of cash collateral from securities loaned	0.44
Total investments	100.56%
Liabilities, in excess of cash and other assets	(0.56)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Equity Opportunity Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks: 92.27%
Automobiles: 2.90%
Ford Motor Co.	85,500	$1,325,250
Banks: 8.01%
Citigroup, Inc.	33,654	1,821,018
US Bancorp	41,000	1,842,950
		3,663,968
Biotechnology: 9.02%
Acorda Therapeutics, Inc.*	31,300	1,279,231
Alnylam Pharmaceuticals, Inc.*	11,800	1,144,600
Bluebird Bio, Inc.*	5,300	486,116
Chimerix, Inc.*	18,600	748,836
KaloBios Pharmaceuticals, Inc.*	37,000	64,010
Lexicon Pharmaceuticals, Inc.*[1]	221,500	201,543
MacroGenics, Inc.*	5,700	199,899
		4,124,235
Chemicals: 3.46%
Praxair, Inc.	12,200	1,580,632
Consumer finance: 3.80%
American Express Co.	18,700	1,739,848
Diversified telecommunication services: 1.35%
Pacific DataVision, Inc.*[2]	18,100	615,400
Energy equipment & services: 0.93%
Noble Corp. PLC	25,600	424,192
Food & staples retailing: 2.54%
Rite Aid Corp.*	154,300	1,160,336
Food products: 3.71%
Mondelez International, Inc., Class A	46,700	1,696,378
Insurance: 5.26%
Lincoln National Corp.	20,200	1,164,934
MetLife, Inc.	22,900	1,238,661
		2,403,595
Internet & catalog retail: 3.60%
Amazon.com, Inc.*	5,300	1,644,855
Internet software & services: 4.34%
Google, Inc., Class A*	1,880	997,641
Google, Inc., Class C*	1,880	989,632
		1,987,273
Life sciences tools & services: 1.71%
Bio-Rad Laboratories, Inc., Class A*	6,500	783,640
	Shares	Value
Machinery: 2.51%
Colfax Corp.*	22,300	$1,150,011
Oil, gas & consumable fuels: 3.20%
EOG Resources, Inc.	15,900	1,463,913
Pharmaceuticals: 4.99%
Hospira, Inc.*	23,700	1,451,625
Mallinckrodt PLC*	8,400	831,852
		2,283,477
Real estate investment trust (REIT): 2.99%
Digital Realty Trust, Inc.	20,600	1,365,780
Semiconductors & semiconductor equipment: 11.02%
Applied Materials, Inc.	60,300	1,502,676
Broadcom Corp., Class A	17,900	775,607
Freescale Semiconductor Ltd.*	28,100	708,963
Mellanox Technologies Ltd.*	17,000	726,410
Micron Technology, Inc.*	37,900	1,326,879
		5,040,535
Software: 2.95%
Check Point Software Technologies Ltd.*	17,200	1,351,404
Technology hardware, storage & peripherals: 8.11%
Apple, Inc.	24,875	2,745,702
NetApp, Inc.	23,200	961,640
		3,707,342
Textiles, apparel & luxury goods: 2.83%
Ralph Lauren Corp.	7,000	1,296,120
Tobacco: 3.04%
Philip Morris International, Inc.	17,100	1,392,795
Total common stocks (cost $33,223,073)		42,200,979
Investment company: 4.85%
SPDR S&P 500 ETF Trust (cost $2,143,152)	10,800	2,219,400
Short-term investment: 3.00%
Investment company: 3.00%
UBS Cash Management Prime Relationship Fund[3] (cost $1,372,101)	1,372,101	1,372,101

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Investment of cash collateral from securities loaned: 0.44%
UBS Private Money Market Fund LLC[3] (cost $199,350)	199,350	$199,350
Total investments: 100.56% (cost $36,937,676)		45,991,830
Liabilities, in excess of cash and other assets: (0.56)%		(258,164)
Net assets: 100.00%		$45,733,666

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,801,419
Gross unrealized depreciation	(747,265)
Net unrealized appreciation of investments	$9,054,154

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 65. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$41,585,579	$615,400	$—	$42,200,979
Investment company	2,219,400	—	—	2,219,400
Short-term investment	—	1,372,101	—	1,372,101
Investment of cash collateral from securities loaned	—	199,350	—	199,350
Total	$43,804,979	$2,186,851	$—	$45,991,830

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2014.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of this security amounted to $615,400 or 1.35% of net assets.

3  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2014 (unaudited)

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$1,765,405	$6,673,354	$7,066,658	$1,372,101	$788
UBS Private Money Market Fund LLC[a]	2,555,583	19,254,244	21,610,477	199,350	80
	$4,320,988	$25,927,598	$28,677,135	$1,571,451	$868

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 4.55% (Class A shares returned -1.21% after the deduction of the maximum sales charge), while Class P shares returned 4.68%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 5.57% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 52; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection.

Portfolio performance summary1

What worked

•  Strong stock selection within health care, as well as an overweight to the sector, contributed to Fund performance during the reporting period.

  – Chimerix was a top contributor to Fund returns, as the stock was up 76% during the six-month period. The development-stage biotech company boasts a promising drug pipeline that includes an antiviral treatment recently used with Ebola patients.

  – Shares of Alnylam Pharmaceuticals performed strongly, returning 54% for the six months. The biotech company specializes in RNAi therapeutics. Alnylam revised earnings estimates upward during the period and reported favorable news on both the clinical trial and intellectual property fronts.

  – Gilead Sciences was another top-performing health care name. Gilead's acquisition of Pharmasset created more than $100 billion in market capitalization value for Gilead, while confirming our view of the strong potential for Pharmasset's hepatitis C drug. We sold our position in Gilead during the fourth quarter of 2014, as investor consensus about the company's prospects came into alignment with our views, leaving the stock fairly valued.

•  Several other stock selection decisions were positive contributors to relative performance during the six months.

  – In the financial sector, Digital Realty Trust was additive to the Fund's performance. The real estate investment trust (REIT), which focuses on technology-related real estate, reported strong revenue growth and cash flow from operations. The share price was up 16% during the reporting period. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Large Cap Equity Fund

•  The Fund maintained a successful underweight to the hard-hit energy sector. This position contributed to relative performance, as the sector was down 20% within the benchmark during the six-month period.

What didn't work

•  Energy stocks detracted from relative performance during the six-month period. The steep decline in oil prices has created both opportunity and heightened risk within the markets. We maintain our focus on company fundamentals and remain confident in the theses of our positions in the sector.

  – McDermott International was the top detractor for the reporting period with a decline of 64%. McDermott reported significant operating losses and indicated that the trend would continue in the near term based on the current environment for companies in the oil and gas industry.

  – Noble Corporation also detracted from performance, declining 42% for the six-month period. Calendar year 2014 presented a difficult environment for offshore drillers, with challenging trends in the number of uncontracted new-build deliveries, rigs rolling off contracts and operator sublets. As a result, these companies have seen intense competition, falling day rates and rig retirements, all of which exerted downward pressure on Noble's stock price.

  – The Fund's positions in EOG Resources and PDC Energy made a negative contribution to relative returns. Both companies struggled as a result of oil price volatility during the six-month period. We consider these names to be best-of-breed within the exploration and production (E&P) space. (For details, see "Portfolio highlights.")

• Within the consumer discretionary sector, individual stock positions made a negative contribution to Fund returns.

  – The stock price of YUM! Brands came under pressure during the period due to issues with suppliers in China. However, we believe the market is undervaluing the long-term value of the KFC and Pizza Hut franchises in China. (For details, see "Portfolio highlights.")

• Sector underweights in utilities and information technology made a negative contribution to Fund returns. The Fund did not hold any utilities names during the period. Stock selection within the IT sector was strong, but was hindered by an underweight relative to the benchmark.

UBS U.S. Large Cap Equity Fund

Portfolio highlights

•  Digital Realty Trust is a technology REIT that has been aggressively improving its portfolio of global data centers through new developments and acquisitions, particularly in higher-margin overseas markets. We believe the REIT will benefit from improved occupancy levels at higher rents as current contracts expire and are replaced with more profitable leases. Customers will likely be motivated to stay with Digital Realty, even at higher rates, because they will incur material costs if they choose to move their facilities. We believe the REIT has the ability to generate above-average earnings growth in most economic scenarios.

•  We believe Citigroup's shares are undervalued relative to the current price. The market remains skeptical about the company's ability to increase regulatory capital and capital return. Investors have further discounted Citigroup's shares due to concerns over emerging market growth and credit quality. We believe the company's interest rate leverage and share count reduction capacity are underappreciated by the market and should result in higher-than-expected earnings in the coming years.

•  Eli Lilly faces near-term headwinds from the loss of exclusivity on its Cymbalta and ALIMTA drugs. However, we believe the company's prospects for the next two years exceed consensus estimates. Lilly's heavy spending on research and development for a dozen Phase 3 programs is winding down, and the company is shifting away from primary care markets toward oncology and diabetes. While the company's margins are currently at the low end of industry norms, we expect to see improvement driven by pipeline success or accelerated cost reductions. Our research indicates that Lilly's broad diabetes portfolio, which will cover all key therapeutic areas, offers prospects for additional growth.

•  EOG Resources is a natural gas and crude oil exploration and production (E&P) company. We believe it is a best-in-class company run by experienced managers. EOG benefits from a disciplined focus on internal rate of return at the project level. The company has core positions in prime acreage of the Eagle Ford, Bakken and Permian basins, and it is a first mover in onshore tight gas and tight oil basins. EOG has a track record of superior innovation and, as a result, is well-positioned with low exploration and development costs.

•  We see a multi-year growth story in China for YUM! Brands fueled by the growth of its high margin global franchise business. Though the market underestimates China, we believe YUM will continue to experience rapid unit growth in the country's tier-four through six cities, where YUM's development team made significant investments in infrastructure. In addition, we expect the company to return capital to shareholders through dividends and share repurchases, further boosting its stock price.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.55%	14.88%	13.94%	6.52%
Class C2	4.17	14.00	13.10	5.73
Class P3	4.68	15.13	14.23	6.80
After deducting maximum sales charge
Class A1	(1.21)%	8.54%	12.66%	5.92%
Class C2	3.17	13.00	13.10	5.73
Russell 1000 Index[4]	5.57%	13.24%	15.64%	7.96%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.29% and 1.20%; Class C—2.08% and 1.95%; Class P—0.99% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2015, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2014

Percentage of net assets
Apple, Inc.	4.2%
Philip Morris International, Inc.	2.9
PepsiCo, Inc.	2.8
Citigroup, Inc.	2.7
JPMorgan Chase & Co.	2.6
Mondelez International, Inc., Class A	2.6
Yum! Brands, Inc.	2.5
Walt Disney Co.	2.3
Praxair, Inc.	2.2
Eli Lilly & Co.	2.0
Total	26.8%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Common stocks
Aerospace & defense	1.52%
Automobiles	2.43
Banks	7.87
Beverages	2.75
Biotechnology	5.21
Capital markets	1.53
Chemicals	3.32
Commercial services & supplies	1.08
Consumer finance	3.17
Electronic equipment, instruments & components	1.31
Energy equipment & services	2.13
Food & staples retailing	1.89
Food products	2.59
Health care providers & services	4.02
Hotels, restaurants & leisure	2.48
Household durables	0.72
Industrial conglomerates	1.86
Insurance	3.92
Internet & catalog retail	1.86
IT services	0.57
Life sciences tools & services	0.72
Machinery	3.34
Media	4.11
Multiline retail	1.67
Oil, gas & consumable fuels	4.11
Pharmaceuticals	6.23
Real estate investment trust (REIT)	3.17
Road & rail	2.78
Semiconductors & semiconductor equipment	7.08
Software	3.14
Specialty retail	0.86
Technology hardware, storage & peripherals	5.26
Textiles, apparel & luxury goods	1.41
Tobacco	2.87
Total common stocks	98.98%
Short-term investment	16.14
Total investments	115.12%
Liabilities, in excess of cash and other assets	(15.12)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks: 98.98%
Aerospace & defense: 1.52%
Boeing Co.	4,300	$558,914
Automobiles: 2.43%
Ford Motor Co.	23,200	359,600
General Motors Co.	15,300	534,123
		893,723
Banks: 7.87%
Citigroup, Inc.	18,330	991,836
JPMorgan Chase & Co.	15,300	957,474
US Bancorp	14,100	633,795
Wells Fargo & Co.	5,650	309,733
		2,892,838
Beverages: 2.75%
PepsiCo, Inc.	10,700	1,011,792
Biotechnology: 5.21%
Acorda Therapeutics, Inc.*	13,200	539,484
Alnylam Pharmaceuticals, Inc.*	3,800	368,600
Bluebird Bio, Inc.*	1,600	146,752
Chimerix, Inc.*	15,100	607,926
Lexicon Pharmaceuticals, Inc.*	164,900	150,043
MacroGenics, Inc.*	1,100	38,577
Regulus Therapeutics, Inc.*	3,900	62,556
		1,913,938
Capital markets: 1.53%
Invesco Ltd.	8,100	320,112
Morgan Stanley	6,200	240,560
		560,672
Chemicals: 3.32%
Monsanto Co.	3,600	430,092
Praxair, Inc.	6,100	790,316
		1,220,408
Commercial services & supplies: 1.08%
Waste Management, Inc.	7,700	395,164
Consumer finance: 3.17%
American Express Co.	7,100	660,584
Capital One Financial Corp.	6,100	503,555
		1,164,139
Electronic equipment, instruments & components: 1.31%
Jabil Circuit, Inc.	22,000	480,260
	Shares	Value
Energy equipment & services: 2.13%
Baker Hughes, Inc.	4,100	$229,887
Halliburton Co.	4,900	192,717
McDermott International, Inc.*	42,200	122,802
Noble Corp. PLC	14,300	236,951
		782,357
Food & staples retailing: 1.89%
Rite Aid Corp.*	43,700	328,624
Walgreens Boots Alliance, Inc.	4,800	365,760
		694,384
Food products: 2.59%
Mondelez International, Inc., Class A	26,200	951,715
Health care providers & services: 4.02%
Envision Healthcare Holdings, Inc.*	12,700	440,563
Laboratory Corp. of America Holdings*	3,900	420,810
UnitedHealth Group, Inc.	6,100	616,649
		1,478,022
Hotels, restaurants & leisure: 2.48%
Yum! Brands, Inc.	12,500	910,625
Household durables: 0.72%
Lennar Corp., Class A	5,900	264,379
Industrial conglomerates: 1.86%
General Electric Co.	27,100	684,817
Insurance: 3.92%
Aon PLC	4,000	379,320
Lincoln National Corp.	8,200	472,894
MetLife, Inc.	10,900	589,581
		1,441,795
Internet & catalog retail: 1.86%
Amazon.com, Inc.*	2,200	682,770
IT services: 0.57%
ServiceSource International, Inc.*	45,000	210,600
Life sciences tools & services: 0.72%
Bio-Rad Laboratories, Inc., Class A*	2,200	265,232
Machinery: 3.34%
Colfax Corp.*	7,200	371,304
Joy Global, Inc.	7,600	353,552
Parker-Hannifin Corp.	3,900	502,905
		1,227,761

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Media: 4.11%
Time Warner Cable, Inc.	4,300	$653,858
Walt Disney Co.	9,100	857,129
		1,510,987
Multiline retail: 1.67%
Macy's, Inc.	9,300	611,475
Oil, gas & consumable fuels: 4.11%
Chevron Corp.	2,800	314,104
EOG Resources, Inc.	7,100	653,697
Exxon Mobil Corp.	3,600	332,820
PDC Energy, Inc.*	5,100	210,477
		1,511,098
Pharmaceuticals: 6.23%
Actavis PLC*	1,000	257,410
Eli Lilly & Co.	10,500	724,395
Hospira, Inc.*	8,100	496,125
Impax Laboratories, Inc.*	10,500	332,640
Salix Pharmaceuticals Ltd.*	1,900	218,386
Teva Pharmaceutical Industries Ltd. ADR	4,500	258,795
		2,287,751
Real estate investment trust (REIT): 3.17%
Digital Realty Trust, Inc.	8,200	543,660
Simon Property Group, Inc.	3,400	619,174
		1,162,834
Road & rail: 2.78%
Hertz Global Holdings, Inc.*	15,500	386,570
Norfolk Southern Corp.	5,800	635,738
		1,022,308
Semiconductors & semiconductor equipment: 7.08%
Altera Corp.	9,300	343,542
Applied Materials, Inc.	16,600	413,672
Broadcom Corp., Class A	7,700	333,641
Freescale Semiconductor Ltd.*	11,600	292,668
Mellanox Technologies Ltd.*	7,800	333,294
Micron Technology, Inc.*	10,700	374,607
NXP Semiconductors NV*	3,800	290,320
Silicon Laboratories, Inc.*	4,600	219,052
		2,600,796
	Shares	Value
Software: 3.14%
Check Point Software Technologies Ltd.*	7,400	$581,418
Symantec Corp.	22,300	572,106
		1,153,524
Specialty retail: 0.86%
Best Buy Co., Inc.	8,100	315,738
Technology hardware, storage & peripherals: 5.26%
Apple, Inc.	14,100	1,556,359
NetApp, Inc.	9,100	377,195
		1,933,554
Textiles, apparel & luxury goods: 1.41%
Ralph Lauren Corp.	2,800	518,448
Tobacco: 2.87%
Philip Morris International, Inc.	12,950	1,054,777
Total common stocks (cost $32,129,951)		36,369,595
Short-term investment: 16.14%
Investment company: 16.14%
UBS Cash Management Prime Relationship Fund[1] (cost $5,931,298)	5,931,298	5,931,298
Total investments: 115.12% (cost $38,061,249)		42,300,893
Liabilities, in excess of cash and other assets: (15.12)%		(5,555,711)
Net assets: 100.00%		$36,745,182

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,942,210
Gross unrealized depreciation	(702,566)
Net unrealized appreciation of investments	$4,239,644

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 65. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$36,369,595	$—	$—	$36,369,595
Short-term investment	—	5,931,298	—	5,931,298
Total	$36,369,595	$5,931,298	$—	$42,300,893

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$1,970,647	$22,689,936	$18,729,285	$5,931,298	$875
UBS Private Money Market Fund LLC[a]	7,380,954	44,162,489	51,543,443	—	238
	$9,351,601	$66,852,425	$70,272,728	$5,931,298	$1,113

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 4.39% (Class A shares returned -1.35% after the deduction of the maximum sales charge), while Class P shares returned 4.57%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 3.31% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 60; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Stock selection within the health care sector made the largest positive contribution to Fund returns during the six months.

  – Receptos Inc., a developer of small molecule drug therapies, was the Fund's top-performing position during the reporting period. The company's share price rose sharply after Receptos reported positive efficacy and safety data for its lead pipeline drug, RPC1063, in a phase II trial for ulcerative colitis.

  – Exact Sciences, a molecular diagnostics company, was another top contributor. The company finalized its National Coverage Decision and issued preliminary reimbursement for Cologuard, its non-invasive stool-based DNA screening assay. The reimbursement amount was well above consensus expectations, and shares traded higher as a result.

  – The Fund's position in Bluebird Bio made a positive contribution to relative returns. Bluebird Bio is a biotechnology company that focuses on gene therapy. Testing of its LentiGlobin product showed positive results in freeing some patients from required monthly blood transfusions.

•  Within the information technology sector, several stock holdings were positive for performance.

  – Shares of Imperva rose after the company reported third quarter 2014 results that exceeded consensus estimates and showed improving execution. The developer of protection software and services for databases and business applications showed accelerating product revenue growth and increased subscription business. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

  – Proofpoint contributed to the Fund's relative performance during the six months. The company, a global provider of an integrated suite of on-demand protection solutions, outperformed after reporting third quarter revenues in excess of Wall Street estimates. (For details, see "Portfolio highlights.")

  – The Fund benefited from its position in Infoblox. The company reported better-than-expected earnings during the six-month period. In addition, Infoblox named a new CEO, resolving uncertainty around the company's leadership that had been hindering the stock price.

•  Stock positions in other industries made a positive contribution to Fund returns.

  – Spirit Airlines, a low-fare airline with routes to South Florida, the Caribbean and Latin America, continued to outperform during the six months. Investor enthusiasm over declining oil prices, which should result in better earnings, drove the stock higher. (For details, see "Portfolio highlights.")

What didn't work

•  Stock selection in the energy sector, as well as an overweight position to the sector, detracted from relative performance. Falling commodity prices weighed heavily on investor sentiment, causing many energy names to underperform, including:

  – Bonanza Creek: an independent oil and natural gas company focused on the Niobrara Oil Shale

  – Callon Petroleum: an independent oil and natural gas company operating in the Permian Basin

  – Kodiak Oil & Gas: an energy company focused on the exploration, acquisition and production of natural gas and crude. We sold the position to focus on producers with lower overhead costs that can better navigate the current environment of lower oil prices.

•  Industrial stocks held in the Fund were also negatively affected by lower oil prices during the six months.

  – The Fund's position in Chart Industries detracted from relative returns during the period. Chart manufactures industrial gases and capital equipment for the oil and gas industries. The company posted sales and earnings results that were below expectations and lowered future guidance due to weak sales in China. We believe the longer-term prospects for Chart are strong due to the increasing rate of shale gas exports, and we continue to hold the stock.

UBS U.S. Small Cap Growth Fund

•  Certain other holdings made a negative contribution to relative performance.

  – Shares of InvenSense, a provider of micro-electro-mechanical systems for motion processing, fell after the company reported disappointing results during the period. InvenSense had lower-than-expected gross margins due to a non-recurring inventory write-off charge. This was largely related to earlier generations of the company's products, as well as a shift in revenue toward lower-margin, high-volume sales. (For details, see "Portfolio highlights.")

Portfolio highlights

•  Imperva delivers data security, monitoring and web application security as on-site solutions and through the cloud. New management has refined the company's go-to-market strategy and reinvigorated the sales force. Recent acquisitions have bolstered Imperva's product suite, elevating the company's offering to represent a robust cyber security platform.

•  Proofpoint is a global provider of enterprise software solutions. The company offers an integrated suite of on-demand solutions that include secure communications, archiving, compliance and cyber security. Proofpoint's software-as-a-service (SaaS) model delivers 95% recurring revenues at greater than 90% renewal rates. The company's main competitor, Postini, was acquired by Google and is in the process of shutting down.

•  Spirit Airlines is an ultra-low-cost carrier that operates 40 aircraft on 190 daily flights to over 45 destinations. The airline adopted this approach when new management arrived in 2007, and it has been profitable ever since. Spirit is the most profitable US airline, with a pre-tax margin of 14.3% and a pretax return on investment capital of 28.5%. Spirit's valuation is inexpensive relative to the market and its growth prospects. As investors become more familiar with Spirit's operating model and potential, we believe the company will benefit from higher multiples.

•  InvenSense designs and markets micro-electro-mechanical system gyroscopes for motion tracking devices in consumer electronics such as smartphones and tablets. The company is the leader in intelligent motion processing, and sells into multiple high-growth end markets. We continue to believe the company's technological lead and large addressable market imply stronger earnings growth than the market anticipates.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.39%	7.16%	20.25%	8.44%
Class C2	3.96	6.35	19.37	7.64
Class P3	4.57	7.50	20.58	8.73
After deducting maximum sales charge
Class A1	(1.35)%	1.28%	18.90%	7.83%
Class C2	3.13	5.49	19.37	7.64
Russell 2000 Growth Index[4]	3.31%	5.60%	16.80%	8.54%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.46% and 1.41%; Class C—2.25% and 2.16%; Class P—1.10% and 1.10%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions , extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)

As of December 31, 2014

Percentage of net assets
Proofpoint, Inc.	2.2%
Imperva, Inc.	2.2
Spirit Airlines, Inc.	2.0
Ultimate Software Group, Inc.	1.9
Cavium, Inc.	1.8
Grand Canyon Education, Inc.	1.8
RF Micro Devices, Inc.	1.8
Popeyes Louisiana Kitchen, Inc.	1.7
Saia, Inc.	1.7
DexCom, Inc.	1.7
Total	18.8%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Common stocks
Aerospace & defense	0.73%
Airlines	2.01
Auto components	0.98
Banks	2.52
Biotechnology	12.25
Building products	1.18
Capital markets	1.22
Communications equipment	1.17
Construction & engineering	1.16
Diversified consumer services	1.77
Diversified telecommunication services	1.22
Electrical equipment	1.40
Electronic equipment, instruments & components	3.76
Energy equipment & services	1.83
Food & staples retailing	1.39
Health care equipment & supplies	4.17
Health care providers & services	4.40
Hotels, restaurants & leisure	5.82
Household durables	1.38
Internet & catalog retail	2.06
Internet software & services	4.09
Life sciences tools & services	1.37
Machinery	2.54
Media	1.39
Metals & mining	1.70
Oil, gas & consumable fuels	2.98
Paper & forest products	1.59
Pharmaceuticals	0.98
Real estate investment trust (REIT)	2.43
Road & rail	1.75
Semiconductors & semiconductor equipment	5.06
Software	12.79
Specialty retail	5.62
Thrifts & mortgage finance	1.80
Total common stocks	98.51%
Short-term investment	1.98
Investment of cash collateral from securities loaned	1.16
Total investments	101.65%
Liabilities, in excess of cash and other assets	(1.65)
Net assets	100.00%

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks: 98.51%
Aerospace & defense: 0.73%
KEYW Holding Corp.*	185,400	$1,924,452
Airlines: 2.01%
Spirit Airlines, Inc.*	69,800	5,275,484
Auto components: 0.98%
Tenneco, Inc.*	45,400	2,570,094
Banks: 2.52%
Columbia Banking System, Inc.	68,100	1,880,241
National Bank Holdings Corp., Class A	91,100	1,768,251
Webster Financial Corp.	91,100	2,963,483
		6,611,975
Biotechnology: 12.25%
Acceleron Pharma, Inc.*	47,300	1,842,808
Bellicum Pharmaceuticals, Inc.*	37,300	859,392
Bluebird Bio, Inc.*	22,200	2,036,184
Celldex Therapeutics, Inc.*	54,800	1,000,100
Cepheid, Inc.*	70,500	3,816,870
Dyax Corp.*	151,800	2,134,308
Exact Sciences Corp.*	153,400	4,209,296
FibroGen, Inc.*	58,600	1,602,124
Juno Therapeutics, Inc.*	53,400	2,788,548
Karyopharm Therapeutics, Inc.*	43,700	1,635,691
MacroGenics, Inc.*	69,200	2,426,844
Medivation, Inc.*	18,100	1,802,941
Receptos, Inc.*	15,500	1,898,905
Sage Therapeutics, Inc.*	20,800	761,280
Sangamo BioSciences, Inc.*	112,100	1,705,041
Synageva BioPharma Corp.*	17,100	1,586,709
		32,107,041
Building products: 1.18%
NCI Building Systems, Inc.*	167,500	3,102,100
Capital markets: 1.22%
FXCM, Inc., Class A	192,900	3,196,353
Communications equipment: 1.17%
Ciena Corp.*	157,900	3,064,839
Construction & engineering: 1.16%
EMCOR Group, Inc.	68,300	3,038,667
Diversified consumer services: 1.77%
Grand Canyon Education, Inc.*	99,500	4,642,670
Diversified telecommunication services: 1.22%
Cogent Communications Holdings, Inc.	90,000	3,185,100
	Shares	Value
Electrical equipment: 1.40%
EnerSys	59,300	$3,659,996
Electronic equipment, instruments & components: 3.76%
InvenSense, Inc.*[1]	213,600	3,473,136
OSI Systems, Inc.*	48,200	3,411,114
Universal Display Corp.*[1]	106,800	2,963,700
		9,847,950
Energy equipment & services: 1.83%
Bristow Group, Inc.	44,700	2,940,813
Hornbeck Offshore Services, Inc.*	56,900	1,420,793
Pioneer Energy Services Corp.*	78,252	433,516
		4,795,122
Food & staples retailing: 1.39%
United Natural Foods, Inc.*	47,000	3,634,275
Health care equipment & supplies: 4.17%
DexCom, Inc.*	83,000	4,569,150
K2M Group Holdings, Inc.*	100,300	2,093,261
LDR Holding Corp.*	130,100	4,264,678
		10,927,089
Health care providers & services: 4.40%
Acadia Healthcare Co., Inc.*	66,600	4,076,586
Air Methods Corp.*	57,500	2,531,725
MEDNAX, Inc.*	28,800	1,903,968
Team Health Holdings, Inc.*	52,700	3,031,831
		11,544,110
Hotels, restaurants & leisure: 5.82%
Bloomin' Brands, Inc.*	161,300	3,993,788
Del Frisco's Restaurant Group, Inc.*	147,700	3,506,398
Popeyes Louisiana Kitchen, Inc.*	81,400	4,580,378
The Cheesecake Factory, Inc.	63,000	3,169,530
		15,250,094
Household durables: 1.38%
Ryland Group, Inc.	94,100	3,628,496
Internet & catalog retail: 2.06%
HomeAway, Inc.*	96,900	2,885,682
Shutterfly, Inc.*	60,400	2,518,378
		5,404,060
Internet software & services: 4.09%
Constant Contact, Inc.*	106,800	3,919,560
Hortonworks, Inc.*	80,900	2,184,300
New Relic, Inc.*	18,700	651,508
Wix.com Ltd.*	188,600	3,960,600
		10,715,968

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Life sciences tools & services: 1.37%
Charles River Laboratories International, Inc.*	56,400	$3,589,296
Machinery: 2.54%
Chart Industries, Inc.*	43,500	1,487,700
Wabash National Corp.*	225,849	2,791,494
Woodward, Inc.	48,100	2,367,963
		6,647,157
Media: 1.39%
IMAX Corp.*	118,200	3,652,380
Metals & mining: 1.70%
Constellium NV, Class A*	111,000	1,823,730
Globe Specialty Metals, Inc.	153,100	2,637,913
		4,461,643
Oil, gas & consumable fuels: 2.98%
Bonanza Creek Energy, Inc.*	58,200	1,396,800
Callon Petroleum Co.*	360,900	1,966,905
SemGroup Corp., Class A	45,800	3,132,262
Whiting Petroleum Corp.*	39,984	1,319,482
		7,815,449
Paper & forest products: 1.59%
Boise Cascade Co.*	112,400	4,175,660
Pharmaceuticals: 0.98%
Pacira Pharmaceuticals, Inc.*	29,000	2,571,140
Real estate investment trust (REIT): 2.43%
Cousins Properties, Inc.	255,300	2,915,526
Sovran Self Storage, Inc.	39,600	3,453,912
		6,369,438
Road & rail: 1.75%
Saia, Inc.*	82,600	4,572,736
Semiconductors & semiconductor equipment: 5.06%
Cavium, Inc.*	75,800	4,685,956
Integrated Device Technology, Inc.*	202,300	3,965,080
RF Micro Devices, Inc.*	278,000	4,612,020
		13,263,056
Software: 12.79%
FleetMatics Group PLC*	90,800	3,222,492
Imperva, Inc.*	115,500	5,709,165
Infoblox, Inc.*	149,200	3,015,332
Proofpoint, Inc.*	119,400	5,758,662
Qlik Technologies, Inc.*	114,500	3,536,905
	Shares	Value
Synchronoss Technologies, Inc.*	78,000	$3,265,080
Ultimate Software Group, Inc.*	33,604	4,933,571
Workiva, Inc.*	213,600	2,862,240
Yodlee, Inc.*	100,200	1,222,440
		33,525,887
Specialty retail: 5.62%
Abercrombie & Fitch Co., Class A	75,900	2,173,776
ANN, Inc.*	63,800	2,327,424
Asbury Automotive Group, Inc.*	50,200	3,811,184
Five Below, Inc.*	57,100	2,331,393
Restoration Hardware Holdings, Inc.*	42,600	4,090,026
		14,733,803
Thrifts & mortgage finance: 1.80%
Essent Group Ltd.*	97,600	2,509,296
EverBank Financial Corp.	116,400	2,218,584
		4,727,880
Total common stocks (cost $199,528,580)		258,231,460
Short-term investment: 1.98%
Investment company: 1.98%
UBS Cash Management Prime Relationship Fund[2] (cost $5,201,028)	5,201,028	5,201,028
Investment of cash collateral from securities loaned: 1.16%
UBS Private Money Market Fund LLC[2] (cost $3,042,665)	3,042,665	3,042,665
Total investments: 101.65% (cost $207,772,273)		266,475,153
Liabilities, in excess of cash and other assets: (1.65)%		(4,316,757)
Net assets: 100.00%		$262,158,396

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$70,739,431
Gross unrealized depreciation	(12,036,551)
Net unrealized appreciation of investments	$58,702,880

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 65. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$258,231,460	$—	$—	$258,231,460
Short-term investment	—	5,201,028	—	5,201,028
Investment of cash collateral from securities loaned	—	3,042,665	—	3,042,665
Total	$258,231,460	$8,243,693	$—	$266,475,153

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2014.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$5,807,848	$38,365,072	$38,971,892	$5,201,028	$1,640
UBS Private Money Market Fund LLC[a]	30,452,021	107,242,677	134,652,033	3,042,665	1,169
	$36,259,869	$145,607,749	$173,623,925	$8,243,693	$2,809

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

The UBS Funds

December 31, 2014 (unaudited)

Portfolio acronyms

ADR	American Depositary Receipt
CDI	Certificate of Interbank Deposits
CVA	Dutch Certification—Depositary Certificate
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
PJSC	Private Joint Stock Company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depository Receipts
SDR	Special Depositary Receipt

Counterparty abbreviations

CSI	Credit Suisse International
JPMCB	JPMorgan Chase Bank

Currency abbreviations

EUR	Euro
JPY	Japanese Yen
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

The UBS Funds

December 31, 2014 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2014 to December 31, 2014.

The UBS Funds

December 31, 2014 (unaudited)

		Beginning account value July 1, 2014	Ending account value December 31, 2014	Expenses paid during period* 07/01/14 – 12/31/14	Expense ratio during period
UBS Equity Long-Short Multi-Strategy Fund
Class A	Actual	$1,000.00	$1,053.20	$20.34	3.93%
	Hypothetical (5% annual return before expenses)	1,000.00	1,005.39	19.86	3.93
Class C	Actual	1,000.00	1,048.80	24.17	4.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,001.61	23.61	4.68
Class P	Actual	1,000.00	1,054.60	19.06	3.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,006.65	18.61	3.68
UBS Global Sustainable Equity Fund
Class A	Actual	1,000.00	990.00	6.27	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class C	Actual	1,000.00	986.60	10.01	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class P	Actual	1,000.00	990.70	5.02	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
UBS U.S. Defensive Equity Fund
Class A	Actual	1,000.00	1,041.30	11.89	2.31
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.56	11.72	2.31
Class C	Actual	1,000.00	1,038.00	15.77	3.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.73	15.55	3.07
Class P	Actual	1,000.00	1,042.70	10.81	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.62	10.66	2.10

The UBS Funds

December 31, 2014 (unaudited)

		Beginning account value July 1, 2014	Ending account value December 31, 2014	Expenses paid during period* 07/01/14 – 12/31/14	Expense ratio during period
UBS U.S. Equity Opportunity Fund
Class A	Actual	$1,000.00	$1,055.30	$6.22	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	1,051.00	10.08	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class P	Actual	1,000.00	1,056.60	4.92	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	1,045.50	6.19	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	1,041.70	10.04	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class P	Actual	1,000.00	1,046.80	4.90	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,043.90	7.21	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class C	Actual	1,000.00	1,039.60	11.05	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class P	Actual	1,000.00	1,045.70	5.62	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.55	1.09
*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2014 (unaudited)

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$12,697,639	$20,172,341	$15,910,472
Affiliated issuers	4,022,421	—	839,280
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—	116,135	—
Foreign currency	28,986	57,323	—
	$16,749,046	$20,345,799	$16,749,752
Investments, at value:
Unaffiliated issuers	$14,066,646	$21,683,727	$20,292,261
Affiliated issuers	4,022,421	—	839,280
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—	116,135	—
Foreign currency	28,325	56,296	—
Cash	3,297,182	—	6,918
Receivables:
Investment securities sold	30,420	631,682	—
Interest	—	244	—
Fund shares sold	—	2,457	—
Foreign tax reclaims	8,601	11,167	—
Due from advisor	4,657	5,206	5,491
Dividends	10,994	23,557	28,300
Due from broker for futures contracts	49,720	—	—
Cash collateral for futures contracts	33,800	—	—
Cash collateral for securities sold short	4,740,910	—	—
Unrealized appreciation on forward foreign currency contracts	35,403	—	—
Other assets	28,513	24,270	26,225
Total assets	26,357,592	22,554,741	21,198,475
Liabilities:
Payables:
Cash collateral from securities loaned	—	116,135	—
Investment securities purchased	3,970	118,699	—
Investment advisory and administration fees	—	—	—
Custody and fund accounting fees	26,223	17,388	22,451
Fund shares redeemed	5,005	—	—
Distribution and service fees	627	4,210	6,244
Trustees' fees	5,088	5,232	5,065
Dividend expense and security loan fees for securities sold short	18,767	—	6,960
Due to custodian	—	421,727	—
Variation margin on futures contracts	21,607	—	—
Accrued expenses	19,340	57,994	36,684
Due to broker for securities sold short	—	—	439,249
Options written, at value[2]	—	—	34,048
Securities sold short, at value[3]	9,625,001	—	4,762,116
Outstanding swap agreements, at value	38,070	—	—
Unrealized depreciation on forward foreign currency contracts	13,900	—	—
Total liabilities	9,777,598	741,385	5,312,817
Net assets	$16,579,994	$21,813,356	$15,885,658

1  The market value of securities loaned by UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund and UBS U.S. Small Cap Growth Fund, as of December 31, 2014 was $100,573, $172,637 and $2,958,138, respectively.

2  Premiums received by UBS U.S. Defensive Equity Fund were $68,134.

3  Proceeds from securities sold short by UBS Equity Long-Short Multi-Strategy Fund and UBS U.S. Defensive Equity Fund were $10,192,761 and $3,743,273 respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$35,366,225	$32,129,951	$199,528,580
Affiliated issuers	1,372,101	5,931,298	5,201,028
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	199,350	—	3,042,665
Foreign currency	4,815	—	—
	$36,942,491	$38,061,249	$207,772,273
Investments, at value:
Unaffiliated issuers	$44,420,379	$36,369,595	$258,231,460
Affiliated issuers	1,372,101	5,931,298	5,201,028
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	199,350	—	3,042,665
Foreign currency	4,740	—	—
Cash	11,062	87,251	192,171
Receivables:
Investment securities sold	—	103,089,391	—
Interest	188	495	67,261
Fund shares sold	521	34	250,720
Foreign tax reclaims	—	—	—
Due from advisor	—	—	—
Dividends	66,747	222,183	338
Due from broker for futures contracts	—	183,662	—
Cash collateral for futures contracts	—	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	26,776	36,888	51,923
Total assets	46,101,864	145,920,797	267,037,566
Liabilities:
Payables:
Cash collateral from securities loaned	199,350	—	3,042,665
Investment securities purchased	—	14,418	—
Investment advisory and administration fees	11,819	91,569	200,809
Custody and fund accounting fees	14,014	19,224	31,986
Fund shares redeemed	57,599	108,982,661	1,518,736
Distribution and service fees	20,723	6,236	19,516
Trustees' fees	5,901	8,574	12,083
Dividend expense and security loan fees for securities sold short	—	—	—
Due to custodian	—	—	—
Variation margin on futures contracts	—	—	—
Accrued expenses	58,792	52,933	53,375
Due to broker for securities sold short	—	—	—
Options written, at value[2]	—	—	—
Securities sold short, at value[3]	—	—	—
Outstanding swap agreements, at value	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	368,198	109,175,615	4,879,170
Net assets	$45,733,666	$36,745,182	$262,158,396

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2014 (unaudited)

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Net assets consist of:
Beneficial interest	$15,059,943	$29,811,583	$30,788,569
Accumulated undistributed (distributions in excess of) net investment income (loss)	(442,915)	53,129	(35,832)
Accumulated net realized gain (loss)	65,285	(9,560,711)	(18,264,111)
Net unrealized appreciation	1,897,681	1,509,355	3,397,032
Net assets	$16,579,994	$21,813,356	$15,885,658
Class A:
Net assets	$370,173	$5,480,482	$9,362,560
Shares outstanding	34,478	626,346	700,109
Net asset value and redemption proceeds per share	$10.74	$8.75	$13.37
Offering price per share (NAV per share plus maximum sales charge)[1]	$11.37	$9.26	$14.15
Class C:
Net assets	$446,679	$1,763,575	$2,252,710
Shares outstanding	43,020	205,321	175,625
Net asset value and offering price per share	$10.38	$8.59	$12.83
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$10.28	$8.50	$12.70
Class P:
Net assets	$15,763,142	$14,569,299	$4,270,388
Shares outstanding	1,450,502	1,661,394	318,186
Net asset value per share, offering price per share, and redemption proceeds per share	$10.87	$8.77	$13.42

1  For Class A, the maximum sales charge is 5.50%. Classes C and P have no front-end sales charges. For Class A shares of each Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00% for each Fund. Class P has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$44,348,955	$116,412,314	$199,783,710
Accumulated undistributed (distributions in excess of) net investment income (loss)	(319)	485,226	(698,031)
Accumulated net realized gain (loss)	(7,669,048)	(84,392,002)	4,369,837
Net unrealized appreciation	9,054,078	4,239,644	58,702,880
Net assets	$45,733,666	$36,745,182	$262,158,396
Class A:
Net assets	$39,228,123	$9,131,464	$37,551,434
Shares outstanding	3,852,191	350,683	1,761,973
Net asset value and redemption proceeds per share	$10.18	$26.04	$21.31
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.77	$27.56	$22.55
Class C:
Net assets	$4,299,683	$2,392,240	$3,850,775
Shares outstanding	434,092	95,739	206,220
Net asset value and offering price per share	$9.91	$24.99	$18.67
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.81	$24.74	$18.48
Class P:
Net assets	$2,205,860	$25,221,478	$220,756,187
Shares outstanding	215,526	965,552	9,748,444
Net asset value per share, offering price per share, and redemption proceeds per share	$10.23	$26.12	$22.65

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2014 (unaudited)

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Investment income:
Dividends	$86,932	$196,488	$164,381
Interest and other	59	—	723
Affiliated income	1,281	105	112
Securities lending[1]	—	2,305	—
Foreign tax withheld	(4,203)	(5,975)	—
Total income	84,069	192,923	165,216
Expenses:
Advisory and administration	109,327	96,934	84,670
Distribution and service:
Class A	615	7,634	11,984
Class C	2,197	8,426	11,567
Transfer agency and related service fees:
Class A	2,580	2,944	2,576
Class C	609	808	1,488
Class P	1,627	4,966	1,097
Custodian and fund accounting	40,262	26,758	33,525
Federal and state registration	24,446	24,135	22,706
Professional services	58,248	59,685	49,920
Shareholder reports	2,691	4,072	5,399
Trustees	10,208	10,520	10,166
Dividend expense and security loan fees for securities sold short	180,123	—	64,843
Other	13,213	14,469	8,462
Total expenses	446,146	261,351	308,403
Fee waivers and/or expense reimbursements by Advisor	(139,420)	(134,520)	(121,528)
Net expenses	306,726	126,831	186,875
Net investment income (loss)	(222,657)	66,092	(21,659)
Net realized gain (loss) on:
Investments in unaffiliated issuers	358,314	430,168	1,392,734
Futures contracts	14,709	—	—
Options written	—	—	57,951
Securities sold short	(6,589)	—	(555,384)
Swap agreements	46,087	—	—
Forward foreign currency contracts	13,557	175	—
Foreign currency transactions	(891)	3,384	—
Net realized gain	425,187	433,727	895,301
Change in net unrealized appreciation/depreciation on:
Investments	(728,276)	(689,887)	(674,441)
Futures contracts	(21,607)	—	—
Options written	—	—	17,086
Securities sold short	1,471,024	—	410,837
Swap agreements	(103,766)	—	—
Forward foreign currency contracts	50,685	—	—
Translation of other assets and liabilities denominated in foreign currency	(3,105)	(2,493)	—
Change in net unrealized appreciation/depreciation	664,955	(692,380)	(246,518)
Net realized and unrealized gain (loss)	1,090,142	(258,653)	648,783
Net increase (decrease) in net assets resulting from operations	$867,485	$(192,561)	$627,124

1  Includes affiliated income from UBS Private Money Market Fund LLC of $11, $80, $238 and $1,169 for UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$289,675	$1,193,113	$457,679
Interest and other	163	—	—
Affiliated income	788	875	1,640
Securities lending[1]	3,577	16,160	314,929
Foreign tax withheld	—	—	—
Total income	294,203	1,210,148	774,248
Expenses:
Advisory and administration	174,366	552,185	1,197,983
Distribution and service:
Class A	48,034	10,970	47,454
Class C	22,458	13,816	18,236
Transfer agency and related service fees:
Class A	14,833	2,836	27,587
Class C	2,451	1,351	2,702
Class P	1,302	15,389	19,474
Custodian and fund accounting	20,921	28,581	48,737
Federal and state registration	22,560	23,725	29,306
Professional services	51,301	50,142	48,617
Shareholder reports	15,447	6,539	12,002
Trustees	11,867	17,319	24,524
Dividend expense and security loan fees for securities sold short	—	—	—
Other	10,331	17,596	23,349
Total expenses	395,871	740,449	1,499,971
Fee waivers and/or expense reimbursements by Advisor	(111,546)	(38,601)	(13,826)
Net expenses	284,325	701,848	1,486,145
Net investment income (loss)	9,878	508,300	(711,897)
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,374,911	27,846,795	24,505,954
Futures contracts	—	96,642	—
Options written	—	—	—
Securities sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	(96)	—	—
Net realized gain	1,374,815	27,943,437	24,505,954
Change in net unrealized appreciation/depreciation on:
Investments	1,002,815	(21,943,539)	(12,724,851)
Futures contracts	—	—	—
Options written	—	—	—
Securities sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(605)	—	—
Change in net unrealized appreciation/depreciation	1,002,210	(21,943,539)	(12,724,851)
Net realized and unrealized gain (loss)	2,377,025	5,999,898	11,781,103
Net increase (decrease) in net assets resulting from operations	$2,386,903	$6,508,198	$11,069,206

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Equity Long-Short Multi-Strategy Fund		UBS Global Sustainable Equity Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income (loss)	$(222,657)	$(403,259)	$66,092	$195,800
Net realized gain	425,187	740,314	433,727	2,863,608
Change in net unrealized appreciation/depreciation	664,955	172,654	(692,380)	688,433
Net increase (decrease) in net assets from operations	867,485	509,709	(192,561)	3,747,841
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—	(66,890)	(137,135)
Net realized gain	(6,117)	—	—	—
Total Class A dividends and distributions	(6,117)	—	(66,890)	(137,135)
Class C:
Net investment income	—	—	(18,393)	(10,296)
Net realized gain	(7,704)	—	—	—
Total Class C dividends and distributions	(7,704)	—	(18,393)	(10,296)
Class P:
Net investment income	—	—	(230,480)	(301,607)
Net realized gain	(261,447)	—	—	—
Total Class P dividends and distributions	(261,447)	—	(230,480)	(301,607)
Decrease in net assets from dividends and distributions	(275,268)	—	(315,763)	(449,038)
Beneficial interest transactions:
Proceeds from shares sold	633,970	186,609	5,351,593	4,275,836
Shares issued on reinvestment of dividends and distributions	16,480	—	283,113	425,484
Redemption fees	1,231	—	171	3,003
Cost of shares redeemed	(708,251)	(811,681)	(4,895,939)	(4,197,525)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(56,570)	(625,072)	738,938	506,798
Increase (decrease) in net assets	535,647	(115,363)	230,614	3,805,601
Net assets, beginning of period	16,044,347	16,159,710	21,582,742	17,777,141
Net assets, end of period	$16,579,994	$16,044,347	$21,813,356	$21,582,742
Accumulated (distributions in excess of) undistributed net investment income (loss)	$(442,915)	$(220,258)	$53,129	$302,800

The UBS Funds

Financial statements

	UBS U.S. Defensive Equity Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income (loss)	$(21,659)	$(29,852)
Net realized gain	895,301	2,003,015
Change in net unrealized appreciation/depreciation	(246,518)	577,500
Net increase (decrease) in net assets from operations	627,124	2,550,663
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—
Net realized gain	—	—
Total Class A dividends and distributions	—	—
Class C:
Net investment income	—	—
Net realized gain	—	—
Total Class C dividends and distributions	—	—
Class P:
Net investment income	—	—
Net realized gain	—	—
Total Class P dividends and distributions	—	—
Decrease in net assets from dividends and distributions	—	—
Beneficial interest transactions:
Proceeds from shares sold	2,466,187	2,462,360
Shares issued on reinvestment of dividends and distributions	—	—
Redemption fees	—	2,288
Cost of shares redeemed	(3,227,640)	(3,648,774)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(761,453)	(1,184,126)
Increase (decrease) in net assets	(134,329)	1,366,537
Net assets, beginning of period	16,019,987	14,653,450
Net assets, end of period	$15,885,658	$16,019,987
Accumulated (distributions in excess of) undistributed net investment income (loss)	$(35,832)	$(14,173)

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Equity Opportunity Fund		UBS U.S. Large Cap Equity Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income (loss)	$9,878	$18,674	$508,300	$1,030,725
Net realized gain	1,374,815	5,721,460	27,943,437	33,851,558
Change in net unrealized appreciation/depreciation	1,002,210	3,692,020	(21,943,539)	1,678,117
Net increase (decrease) in net assets from operations	2,386,903	9,432,154	6,508,198	36,560,400
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(13,899)	(139,293)	(43,281)	(68,839)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(13,899)	(139,293)	(43,281)	(68,839)
Class C:
Net investment income	—	—	—	(5,290)
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	—	—	(5,290)
Class P:
Net investment income	(6,104)	(7,817)	(991,668)	(1,588,113)
Net realized gain	—	—	—	—
Total Class P dividends and distributions	(6,104)	(7,817)	(991,668)	(1,588,113)
Decrease in net assets from dividends and distributions	(20,003)	(147,110)	(1,034,949)	(1,662,242)
Beneficial interest transactions:
Proceeds from shares sold	1,035,982	901,262	13,188,119	15,676,880
Shares issued on reinvestment of dividends and distributions	18,587	130,167	1,027,205	1,652,916
Redemption fees	886	18	5,937	18,455
Cost of shares redeemed	(3,390,295)	(6,214,115)	(122,461,319)	(70,030,066)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(2,334,840)	(5,182,668)	(108,240,058)	(52,681,815)
Increase (decrease) in net assets	32,060	4,102,376	(102,766,809)	(17,783,657)
Net assets, beginning of period	45,701,606	41,599,230	139,511,991	157,295,648
Net assets, end of period	$45,733,666	$45,701,606	$36,745,182	$139,511,991
Accumulated (distributions in excess of) undistributed net investment income (loss)	$(319)	$9,806	$485,226	$1,011,875

The UBS Funds

Financial statements

	UBS U.S. Small Cap Growth Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income (loss)	$(711,897)	$(1,718,277)
Net realized gain	24,505,954	39,716,289
Change in net unrealized appreciation/depreciation	(12,724,851)	17,197,076
Net increase (decrease) in net assets from operations	11,069,206	55,195,088
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—
Net realized gain	(6,507,157)	(859,809)
Total Class A dividends and distributions	(6,507,157)	(859,809)
Class C:
Net investment income	—	—
Net realized gain	(756,457)	(86,066)
Total Class C dividends and distributions	(756,457)	(86,066)
Class P:
Net investment income	—	—
Net realized gain	(35,905,550)	(4,582,035)
Total Class P dividends and distributions	(35,905,550)	(4,582,035)
Decrease in net assets from dividends and distributions	(43,169,164)	(5,527,910)
Beneficial interest transactions:
Proceeds from shares sold	14,590,879	52,317,437
Shares issued on reinvestment of dividends and distributions	41,880,585	5,401,279
Redemption fees	11,402	29,689
Cost of shares redeemed	(34,839,129)	(43,020,809)
Net increase (decrease) in net assets resulting from beneficial interest transactions	21,643,737	14,727,596
Increase (decrease) in net assets	(10,456,221)	64,394,774
Net assets, beginning of period	272,614,617	208,219,843
Net assets, end of period	$262,158,396	$272,614,617
Accumulated (distributions in excess of) undistributed net investment income (loss)	$(698,031)	$13,866

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of cash flows
For the six months ended December 31, 2014 (unaudited)

UBS Equity Long-Short Multi-Strategy Fund
Cash provided by operating activities:
Net increase in net assets from operations	$867,485
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(7,429,368)
Proceeds from disposition of investment securities	7,481,352
Covers of securities sold short	(5,072,956)
Proceeds from securities sold short	5,157,950
Sales of short-term investments, net	436,185
Net realized (gain)/loss on investments	(358,314)
Net realized (gain)/loss on securities sold short	6,589
Change in net unrealized appreciation/depreciation on investments	728,276
Change in net unrealized appreciation/depreciation on futures contracts	21,607
Change in net unrealized appreciation/depreciation on securities sold short	(1,471,024)
Change in net unrealized appreciation/depreciation on swap agreements	103,766
Change in net unrealized appreciation/depreciation on forward foreign currency contracts	(50,685)
Decrease in foreign tax reclaims receivable	2,083
Increase in due from Advisor	(4,657)
Increase in cash collateral for securities sold short	(74,715)
Increase in cash collateral for futures contracts	(33,800)
Increase in dividends receivable	(3,987)
Increase in due from broker for futures contracts	(36,420)
Increase in variation margin payable on futures contracts	21,607
Decrease in other assets	15,391
Decrease in dividends payable and security loan fees for securities sold short	(3,791)
Decrease in accrued expenses and other liabilities	(58,862)
Net cash provided by operating activities	243,712
Cash used in financing activities:
Proceeds from shares issued	633,970
Payment on shares redeemed	(702,072)
Cash distributions paid to shareholders	(258,788)
Net cash used in financing activities	(326,890)
Net decrease in cash	(83,178)
Cash[1]:
Beginning of period	3,408,685
End of period	$3,325,507

1  The Fund considers all cash accounts (including foreign currencies) that are not subject to withdrawal restrictions or penalties to be cash and cash equivalents.

The UBS Funds

Financial statements

Statement of cash flows
For the six months ended December 31, 2014 (unaudited)

UBS U.S. Defensive Equity Fund
Cash provided by operating activities:
Net increase in net assets from operations	$627,124
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(3,665,044)
Proceeds from disposition of investment securities	5,324,269
Covers of securities sold short	(2,409,030)
Proceeds from securities sold short	1,667,846
Proceeds from options written	98,665
Cost of closing transactions on options written	(12,380)
Purchase of short-term investments, net	(606,445)
Net realized (gain)/loss on investments	(1,392,734)
Net realized (gain)/loss on securities sold short	555,384
Net realized (gain)/loss on options written	(57,951)
Change in net unrealized appreciation/depreciation on investments	674,441
Change in net unrealized appreciation/depreciation on securities sold short	(410,837)
Change in net unrealized appreciation/depreciation on options written	(17,086)
Decrease in due from Advisor	898
Increase in dividends receivable	(6,694)
Increase in due to broker for securities sold short	406,462
Increase in other assets	(5,418)
Increase in dividends payable and security loan fees for securities sold short	25
Decrease in accrued expenses and other liabilities	(29,527)
Net cash provided by operating activities	741,968
Cash used in financing activities:
Proceeds from shares issued	2,490,432
Payment on shares redeemed	(3,236,783)
Net cash used in financing activities	(746,351)
Net decrease in cash	(4,383)
Cash[1]:
Beginning of period	11,301
End of period	$6,918

1  The Fund considers all cash accounts (including foreign currencies) that are not subject to withdrawal restrictions or penalties to be cash and cash equivalents.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011
Net asset value, beginning of period	$10.37	$10.06	$9.43	$9.70	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.16)	(0.27)	(0.19)	(0.22)	(0.20)
Net realized and unrealized gain (loss)	0.71	0.58	0.82	(0.04)	(0.12)
Total income (loss) from investment operations	0.55	0.31	0.63	(0.26)	(0.32)
Redemption fees	0.00[3]	—	0.00[3]	0.00[3]	0.02
Less dividends/distributions:
From net realized gains	(0.18)	—	—	(0.01)	—
Net asset value, end of period	$10.74	$10.37	$10.06	$9.43	$9.70
Total investment return[2]	5.32%	3.08%	6.68%	(2.73)%	(3.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.61%[4]	6.29%	6.61%	5.76%	5.26%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.93%[4]	4.05%	3.93%	4.25%	4.13%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%[4]	1.75%	1.75%	1.75%	1.75%
Net investment loss	(2.98)%[4]	(2.68)%	(2.04)%	(2.27)%	(2.07)%
Supplemental data:
Net assets, end of period (000's)	$370	$870	$1,377	$2,578	$4,466
Portfolio turnover rate	48%	148%	167%	242%	460%

	Class P
	For the six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011
Net asset value, beginning of period	$10.48	$10.14	$9.48	$9.72	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.14)	(0.24)	(0.18)	(0.19)	(0.18)
Net realized and unrealized gain (loss)	0.71	0.58	0.84	(0.04)	(0.10)
Total income (loss) from investment operations	0.57	0.34	0.66	(0.23)	(0.28)
Redemption fees	0.00[3]	—	0.00[3]	—	—
Less dividends/distributions:
From net realized gains	(0.18)	—	—	(0.01)	—
Net asset value, end of period	$10.87	$10.48	$10.14	$9.48	$9.72
Total investment return[2]	5.46%	3.35%	6.96%	(2.51)%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.34%[4]	5.46%	6.16%	5.33%	4.83%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.68%[4]	3.87%	3.81%	4.08%	3.82%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%[4]	1.50%	1.50%	1.50%	1.50%
Net investment loss	(2.66)%[4]	(2.47)%	(1.84)%	(2.00)%	(1.81)%
Supplemental data:
Net assets, end of period (000's)	$15,763	$14,765	$14,370	$14,215	$14,583
Portfolio turnover rate	48%	148%	167%	242%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

	Class C
	For the six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011
Net asset value, beginning of period	$10.07	$9.85	$9.29	$9.63	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.19)	(0.33)	(0.27)	(0.28)	(0.28)
Net realized and unrealized gain (loss)	0.68	0.55	0.83	(0.05)	(0.09)
Total income (loss) from investment operations	0.49	0.22	0.56	(0.33)	(0.37)
Redemption fees	0.00[3]	—	0.00[3]	—	0.00[3]
Less dividends/distributions:
From net realized gains	(0.18)	—	—	(0.01)	—
Net asset value, end of period	$10.38	$10.07	$9.85	$9.29	$9.63
Total investment return[2]	4.88%	2.23%	6.03%	(3.58)%	(3.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.59%[4]	6.44%	6.88%	6.47%	5.94%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.68%[4]	4.85%	4.75%	5.05%	4.94%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.50%[4]	2.50%	2.50%	2.50%	2.50%
Net investment loss	(3.66)%[4]	(3.47)%	(2.84)%	(3.01)%	(2.84)%
Supplemental data:
Net assets, end of period (000's)	$447	$409	$413	$600	$904
Portfolio turnover rate	48%	148%	167%	242%	460%

See accompanying notes to financial statements.

UBS Global Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.95	$7.55	$6.75	$8.21	$6.62	$6.48
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.08	0.11	0.08	0.07	0.06
Net realized and unrealized gain (loss)	(0.11)	1.51	0.93	(1.40)	1.78	0.54
Total income (loss) from investment operations	(0.09)	1.59	1.04	(1.32)	1.85	0.60
Less dividends/distributions:
From net investment income	(0.11)	(0.19)	(0.24)	(0.14)	(0.26)	(0.46)
Net asset value, end of period	$8.75	$8.95	$7.55	$6.75	$8.21	$6.62
Total investment return[2]	(1.00)%	21.32%	15.49%	(15.99)%	28.14%	8.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.48%[3]	2.74%	2.65%	2.28%	2.04%	1.76%
Expenses after fee waivers and/or expense reimbursement	1.25%[3]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.50%[3]	0.91%	1.49%	1.20%	0.93%	0.83%
Supplemental data:
Net assets, end of period (000's)	$5,480	$7,541	$5,433	$5,576	$9,207	$6,875
Portfolio turnover rate	20%	137%	41%	49%	76%	71%

	Class P
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.99	$7.58	$6.77	$8.25	$6.65	$6.51
Income (loss) from investment operations:
Net investment income[1]	0.03	0.09	0.13	0.11	0.09	0.06
Net realized and unrealized gain (loss)	(0.12)	1.53	0.94	(1.43)	1.79	0.57
Total income (loss) from investment operations	(0.09)	1.62	1.07	(1.32)	1.88	0.63
Less dividends/distributions:
From net investment income	(0.13)	(0.21)	(0.26)	(0.16)	(0.28)	(0.49)
Net asset value, end of period	$8.77	$8.99	$7.58	$6.77	$8.25	$6.65
Total investment return[2]	(0.93)%	21.65%	15.95%	(15.88)%	28.46%	8.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.20%[3]	2.45%	2.40%	2.06%	1.78%	1.55%
Expenses after fee waivers and/or expense reimbursement	1.00%[3]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.74%[3]	1.10%	1.69%	1.52%	1.13%	0.84%
Supplemental data:
Net assets, end of period (000's)	$14,569	$12,462	$11,740	$12,966	$17,829	$18,724
Portfolio turnover rate	20%	137%	41%	49%	76%	71%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

UBS Global Sustainable Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.80	$7.43	$6.63	$8.02	$6.47	$6.34
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.03	0.05	0.03	0.03	0.01
Net realized and unrealized gain (loss)	(0.11)	1.47	0.92	(1.36)	1.72	0.53
Total income (loss) from investment operations	(0.12)	1.50	0.97	(1.33)	1.75	0.54
Less dividends/distributions:
From net investment income	(0.09)	(0.13)	(0.17)	(0.06)	(0.20)	(0.41)
Net asset value, end of period	$8.59	$8.80	$7.43	$6.63	$8.02	$6.47
Total investment return[2]	(1.34)%	20.32%	14.72%	(16.59)%	27.14%	7.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.23%[3]	3.54%	3.40%	3.06%	2.82%	2.56%
Expenses after fee waivers and/or expense reimbursement	2.00%[3]	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.26)%[3]	0.37%	0.65%	0.45%	0.32%	0.10%
Supplemental data:
Net assets, end of period (000's)	$1,764	$1,579	$605	$703	$1,405	$866
Portfolio turnover rate	20%	137%	41%	49%	76%	71%

See accompanying notes to financial statements.

UBS U.S. Defensive Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.84	$10.81	$8.66	$8.94	$7.01	$6.31
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.01)	(0.03)	0.02	0.02	(0.01)
Net realized and unrealized gain (loss)	0.55	2.04	2.20	(0.29)	1.91	0.71
Total income (loss) from investment operations	0.53	2.03	2.17	(0.27)	1.93	0.70
Less dividends/distributions:
From net investment income	—	—	(0.02)	(0.01)	—	—
Net asset value, end of period	$13.37	$12.84	$10.81	$8.66	$8.94	$7.01
Total investment return[2]	4.13%	18.78%	25.04%	(3.02)%	27.53%	11.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.84%[3]	3.80%	4.79%	3.21%	2.54%	2.44%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.31%[3]	2.15%	2.81%	2.21%	2.03%	2.24%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%[3]	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.26)%[3]	(0.11)%	(0.34)%	0.26%	0.24%	(0.10)%
Supplemental data:
Net assets, end of period (000's)	$9,363	$11,473	$9,072	$9,682	$16,726	$22,938
Portfolio turnover rate	23%	60%	58%	85%	85%	130%

	Class P
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.87	$10.80	$8.65	$8.94	$7.01	$6.30
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.01	(0.01)	0.04	0.04	0.01
Net realized and unrealized gain (loss)	0.54	2.06	2.19	(0.29)	1.92	0.70
Total income (loss) from investment operations	0.55	2.07	2.18	(0.25)	1.96	0.71
Less dividends/distributions:
From net investment income	—	—	(0.03)	(0.04)	(0.03)	—
Net asset value, end of period	$13.42	$12.87	$10.80	$8.65	$8.94	$7.01
Total investment return[2]	4.27%	19.17%	25.26%	(2.80)%	27.91%	11.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.63%[3]	3.53%	4.51%	2.85%	2.26%	2.16%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%[3]	1.90%	2.57%	1.93%	1.78%	2.00%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%[3]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.11%[3]	0.12%	(0.09)%	0.50%	0.48%	0.12%
Supplemental data:
Net assets, end of period (000's)	$4,270	$2,146	$2,950	$3,806	$10,764	$12,132
Portfolio turnover rate	23%	60%	58%	85%	85%	130%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

UBS U.S. Defensive Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.36	$10.48	$8.45	$8.78	$6.93	$6.29
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.10)	(0.11)	(0.04)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	0.53	1.98	2.14	(0.29)	1.89	0.70
Total income (loss) from investment operations	0.47	1.88	2.03	(0.33)	1.85	0.64
Less dividends/distributions:
From net investment income	—	—	—	—	—	—
Net asset value, end of period	$12.83	$12.36	$10.48	$8.45	$8.78	$6.93
Total investment return[2]	3.80%	17.94%	24.02%	(3.76)%	26.70%	10.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.68%[3]	4.61%	5.61%	4.04%	3.36%	3.27%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.07%[3]	2.90%	3.59%	2.96%	2.78%	2.98%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%[3]	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss)	(0.98)%[3]	(0.87)%	(1.13)%	(0.49)%	(0.52)%	(0.85)%
Supplemental data:
Net assets, end of period (000's)	$2,253	$2,401	$2,632	$3,141	$5,029	$6,810
Portfolio turnover rate	23%	60%	58%	85%	85%	130%

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.65	$7.81	$6.31	$6.74	$5.33	$4.94
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.01	0.03	0.05	0.06	0.05
Net realized and unrealized gain (loss)	0.52	1.86	1.53	(0.42)	1.41	0.46
Total income (loss) from investment operations	0.53	1.87	1.56	(0.37)	1.47	0.51
Less dividends/distributions:
From net investment income	(0.00)[3]	(0.03)	(0.06)	(0.06)	(0.06)	(0.12)
Net asset value, end of period	$10.18	$9.65	$7.81	$6.31	$6.74	$5.33
Total investment return[2]	5.53%	24.01%	24.92%	(5.33)%	27.57%	10.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.69%[4]	1.72%	1.83%	1.89%	1.61%	1.61%
Expenses after fee waivers and/or expense reimbursement	1.20%[4]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	0.11%[4]	0.11%	0.45%	0.87%	0.88%	0.83%
Supplemental data:
Net assets, end of period (000's)	$39,228	$39,483	$36,269	$35,538	$43,766	$41,012
Portfolio turnover rate	28%	62%	89%	138%	85%	70%

	Class P
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.71	$7.86	$6.35	$6.79	$5.36	$4.97
Income (loss) from investment operations:
Net investment income[1]	0.02	0.03	0.05	0.07	0.07	0.06
Net realized and unrealized gain (loss)	0.53	1.87	1.54	(0.43)	1.43	0.47
Total income (loss) from investment operations	0.55	1.90	1.59	(0.36)	1.50	0.53
Less dividends/distributions:
From net investment income	(0.03)	(0.05)	(0.08)	(0.08)	(0.07)	(0.14)
Net asset value, end of period	$10.23	$9.71	$7.86	$6.35	$6.79	$5.36
Total investment return[2]	5.66%	24.28%	25.27%	(5.14)%	28.13%	10.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.49%[4]	1.52%	1.67%	1.73%	1.48%	1.50%
Expenses after fee waivers and/or expense reimbursement	0.95%[4]	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.37%[4]	0.36%	0.70%	1.12%	1.13%	1.07%
Supplemental data:
Net assets, end of period (000's)	$2,206	$1,620	$1,304	$1,444	$1,576	$1,515
Portfolio turnover rate	28%	62%	89%	138%	85%	70%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

UBS U.S. Equity Opportunity Fund

Financial highlights

	Class C
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.42	$7.65	$6.18	$6.59	$5.20	$4.83
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.05)	(0.02)	0.01	0.01	0.00[3]
Net realized and unrealized gain (loss)	0.52	1.82	1.50	(0.41)	1.39	0.45
Total income (loss) from investment operations	0.49	1.77	1.48	(0.40)	1.40	0.45
Less dividends/distributions:
From net investment income	—	—	(0.01)	(0.01)	(0.01)	(0.08)
Net asset value, end of period	$9.91	$9.42	$7.65	$6.18	$6.59	$5.20
Total investment return[2]	5.10%	23.14%	23.88%	(6.07)%	26.87%	9.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.47%[4]	2.50%	2.62%	2.67%	2.40%	2.41%
Expenses after fee waivers and/or expense reimbursement	1.95%[4]	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.65)%[4]	(0.64)%	(0.30)%	0.12%	0.13%	0.08%
Supplemental data:
Net assets, end of period (000's)	$4,300	$4,599	$4,026	$3,978	$4,992	$4,889
Portfolio turnover rate	28%	62%	89%	138%	85%	70%

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.03	$19.85	$15.96	$16.46	$12.79	$11.48
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.11	0.11	0.10	0.09	0.06
Net realized and unrealized gain (loss)	1.07	5.23	3.86	(0.51)	3.65	1.54
Total income (loss) from investment operations	1.13	5.34	3.97	(0.41)	3.74	1.60
Less dividends/distributions:
From net investment income	(0.12)	(0.16)	(0.08)	(0.09)	(0.07)	(0.29)
Net asset value, end of period	$26.04	$25.03	$19.85	$15.96	$16.46	$12.79
Total investment return[2]	4.55%	27.05%	24.99%	(2.47)%	29.28%	13.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.29%[3]	1.29%	1.28%	1.24%	1.19%	1.33%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%[3]	1.20%	1.20%	1.20%	1.20%[4]	1.20%
Net investment income (loss)	0.48%[3]	0.47%	0.63%	0.64%	0.57%	0.47%
Supplemental data:
Net assets, end of period (000's)	$9,131	$9,478	$8,534	$14,113	$19,832	$23,164
Portfolio turnover rate	28%	55%	58%	65%	60%	50%

	Class P
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.14	$19.94	$16.07	$16.60	$12.91	$11.62
Income (loss) from investment operations:
Net investment income[1]	0.10	0.16	0.15	0.14	0.13	0.10
Net realized and unrealized gain (loss)	1.07	5.27	3.88	(0.52)	3.68	1.56
Total income (loss) from investment operations	1.17	5.43	4.03	(0.38)	3.81	1.66
Less dividends/distributions:
From net investment income	(0.19)	(0.23)	(0.16)	(0.15)	(0.12)	(0.37)
Net asset value, end of period	$26.12	$25.14	$19.94	$16.07	$16.60	$12.91
Total investment return[2]	4.68%	27.38%	25.28%	(2.23)%	29.57%	14.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.00%[3]	0.99%	0.98%	0.97%	0.94%	0.99%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%[3]	0.95%	0.95%	0.95%	0.95%[4]	0.95%
Net investment income	0.75%[3]	0.71%	0.87%	0.90%	0.82%	0.72%
Supplemental data:
Net assets, end of period (000's)	$25,221	$126,735	$146,145	$185,910	$206,555	$188,636
Portfolio turnover rate	28%	55%	58%	65%	60%	50%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.99	$19.06	$15.36	$15.88	$12.37	$11.14
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.06)	(0.02)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	1.03	5.03	3.72	(0.50)	3.54	1.50
Total income (loss) from investment operations	1.00	4.97	3.70	(0.52)	3.51	1.46
Less dividends/distributions:
From net investment income	—	(0.04)	—	—	—	(0.23)
Net asset value, end of period	$24.99	$23.99	$19.06	$15.36	$15.88	$12.37
Total investment return[2]	4.17%	26.09%	24.09%	(3.28)%	28.38%	12.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.08%[3]	2.08%	2.04%	2.02%	2.00%	2.01%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%[3]	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.27)%[3]	(0.27)%	(0.11)%	(0.11)%	(0.18)%	(0.28)%
Supplemental data:
Net assets, end of period (000's)	$2,392	$3,299	$2,617	$2,873	$3,467	$3,539
Portfolio turnover rate	28%	55%	58%	65%	60%	50%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$24.76	$20.10	$16.19	$16.00	$10.60	$8.56
Income (loss) from investment operations:
Net investment (loss)[1]	(0.10)	(0.21)	(0.11)	(0.14)	(0.13)	(0.10)
Net realized and unrealized gain	1.03	5.40	4.02	0.33	5.53	2.14
Total income from investment operations	0.93	5.19	3.91	0.19	5.40	2.04
Less dividends/distributions:
From net realized gains	(4.38)	(0.53)	—	—	—	—
Net asset value, end of period	$21.31	$24.76	$20.10	$16.19	$16.00	$10.60
Total investment return[2]	4.39%	26.42%	23.78%	1.19%	50.94%	23.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.47%[3]	1.45%	1.55%	1.57%	1.54%	1.60%
Expenses after fee waivers and/or expense reimbursement	1.40%[3]	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment loss	(0.80)%[3]	(0.92)%	(0.64)%	(0.93)%	(0.95)%	(1.00)%
Supplemental data:
Net assets, end of period (000's)	$37,551	$42,552	$32,848	$31,015	$38,319	$28,586
Portfolio turnover rate	32%	57%	42%	48%	55%	72%

	Class P
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.00	$21.01	$16.88	$16.64	$11.00	$8.86
Income (loss) from investment operations:
Net investment (loss)[1]	(0.06)	(0.15)	(0.08)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain	1.09	5.67	4.21	0.35	5.74	2.22
Total income from investment operations	1.03	5.52	4.13	0.24	5.64	2.14
Less dividends/distributions:
From net realized gains	(4.38)	(0.53)	—	—	—	—
Net asset value, end of period	$22.65	$26.00	$21.01	$16.88	$16.64	$11.00
Total investment return[2]	4.57%	26.79%	24.17%	1.44%	51.27%	24.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.09%[3]	1.09%	1.13%	1.15%	1.13%	1.21%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.09%[3]	1.09%	1.15%[4]	1.15%[4]	1.15%[4]	1.15%
Net investment loss	(0.49)%[3]	(0.61)%	(0.41)%	(0.68)%	(0.70)%	(0.74)%
Supplemental data:
Net assets, end of period (000's)	$220,756	$226,376	$172,436	$107,447	$112,186	$94,725
Portfolio turnover rate	32%	57%	42%	48%	55%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.32	$18.29	$14.85	$14.78	$9.87	$8.03
Income (loss) from investment operations:
Net investment (loss)[1]	(0.17)	(0.35)	(0.22)	(0.23)	(0.22)	(0.17)
Net realized and unrealized gain	0.90	4.91	3.66	0.30	5.13	2.01
Total income from investment operations	0.73	4.56	3.44	0.07	4.91	1.84
Less dividends/distributions:
From net realized gains	(4.38)	(0.53)	—	—	—	—
Net asset value, end of period	$18.67	$22.32	$18.29	$14.85	$14.78	$9.87
Total investment return[2]	3.96%	25.51%	22.83%	0.47%	49.75%	22.91%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.22%[3]	2.24%	2.32%	2.35%	2.37%	2.50%
Expenses after fee waivers and/or expense reimbursement	2.15%[3]	2.15%	2.15%	2.15%	2.15%	2.15%
Net investment loss	(1.55)%[3]	(1.67)%	(1.39)%	(1.68)%	(1.70)%	(1.75)%
Supplemental data:
Net assets, end of period (000's)	$3,851	$3,687	$2,937	$2,442	$2,961	$2,336
Portfolio turnover rate	32%	57%	42%	48%	55%	72%

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 14 Funds available for investment, each having its own investment objectives and policies. The following six funds are covered in this report: UBS Equity Long-Short Multi-Strategy Fund, UBS Global Sustainable Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class P shares. Effective July 28, 2014, Class Y shares were redesignated as Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class P shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived

The UBS Funds

Notes to financial statements

from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The UBS Funds

Notes to financial statements

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Forward foreign currency contracts entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash mar- gin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2014 is reflected in the Statement of assets and

The UBS Funds

Notes to financial statements

liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2014.

Disclosure of derivatives by underlying risk as of and for the period ended December 31, 2014 is as follows:

Asset derivatives

	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Forward foreign currency contracts[1]	$35,403	$35,403
Total value	$35,403	$35,403

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Forward foreign currency contracts[1]	$—	$(13,900)	$(13,900)
Futures contracts[2]	(21,607)	—	(21,607)
Swap agreements[1]	(38,070)	—	(38,070)
Total value	$(59,677)	$(13,900)	$(73,577)

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended December 31, 2014, were as follows:

	Equity risk	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$13,557	$13,557
Futures contracts	14,709	—	14,709
Swap agreements	46,087	—	46,087
Total net realized gain	$60,796	$13,557	$74,353
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$50,685	$50,685
Futures contracts	(21,607)	—	(21,607)
Swap agreements	(103,766)	—	(103,766)
Total change in net unrealized appreciation/depreciation	$(125,373)	$50,685	$(74,688)

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

The UBS Funds

Notes to financial statements

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement.

UBS Equity Long-Short Multi-Strategy Fund

	Assets ($)	Liabilities ($)
Derivative financial instruments:
Forward foreign currency contracts	35,403	(13,900)
Futures contracts[1]	—	(21,607)
Swap agreements	—	(38,070)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	35,403	(73,577)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	—	21,607
Total gross amount of assets and liabilities subject to MNA or similar agreements	35,403	(51,970)

1  Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
JPMCB	35,403	(13,900)	—	21,503
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
CSI	(38,070)	—	—	(38,070)
JPMCB	(13,900)	13,900	—	—
Total	(51,970)	13,900	—	(38,070)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

The UBS Funds

Notes to financial statements

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Portfolio swap: UBS Equity Long-Short Multi-Strategy Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund's investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, usually annually and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established at both the Fund and counterparty.

The swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty's failure to perform under contract terms; liquidity risk related to the lack of a

The UBS Funds

Notes to financial statements

liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund's activities in the portfolio swap are currently concentrated with a single highly rated counterparty. Investing in swaps results in a form of leverage (i.e., the Fund's risk of loss associated with these instruments may exceed their value as recorded on the Statement of assets and liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of the swap is recognized as changes in unrealized appreciation or depreciation in the Statement of operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses in the Statement of operations.

F. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

G. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

The UBS Funds

Notes to financial statements

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

H. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

I. Short sales: UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund and UBS U.S. Small Cap Growth Fund may each enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses in the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that UBS Equity Long-Short Multi-Strategy Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box"). There were no short sale transactions for UBS U.S. Small Cap Growth Fund during the period ended December 31, 2014.

J. Dividends and distributions: It is each Fund's policy to distribute its respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these

The UBS Funds

Notes to financial statements

differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

K. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

L. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2014, the following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS U.S. Large Cap Equity Fund	$2,586
UBS U.S. Equity Opportunity Fund	164

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2014, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee will be calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable.

The UBS Funds

Notes to financial statements

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Equity Long-Short Multi-Strategy Fund	1.250%	1.250%	1.250%	1.250%	1.250%
UBS Global Sustainable Equity Fund	0.800	0.750	0.700	0.675	0.650
UBS U.S. Defensive Equity Fund	1.000	0.900	0.850	0.850	0.850
UBS U.S. Equity Opportunity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

For UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund and UBS U.S. Large Cap Equity Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund and UBS U.S. Small Cap Growth Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that each Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2014, were as follows:

Fund	Class A expense cap	Class C expense cap	Class P expense cap	Amount due to or (due from) advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Equity Long-Short Multi-Strategy Fund	1.75%	2.50%	1.50%	$(5,719)	$103,139	$139,420
UBS Global Sustainable Equity Fund	1.25	2.00	1.00	(6,634)	88,625	134,520
UBS U.S. Defensive Equity Fund	1.50	2.25	1.25	(6,496)	78,763	121,528
UBS U.S. Equity Opportunity Fund	1.20	1.95	0.95	8,927	157,492	111,546
UBS U.S. Large Cap Equity Fund	1.20	1.95	0.95	82,239	498,747	38,601
UBS U.S. Small Cap Growth Fund	1.40	2.15	1.15	184,357	1,100,922	13,826

The UBS Funds

Notes to financial statements

Each Fund, except for UBS Global Sustainable Equity Fund, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2014 are subject to repayment through June 30, 2018. At December 31, 2014, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2015	Expires June 30, 2016	Expires June 30, 2017	Expires June 30, 2018
UBS Equity Long-Short Multi-Strategy Fund—Class A	$133,847	$50,539	$49,550	$27,163	$6,595
UBS Equity Long-Short Multi-Strategy Fund—Class C	30,305	9,695	10,033	6,385	4,192
UBS Equity Long-Short Multi-Strategy Fund—Class P	862,073	180,234	324,409	228,797	128,633
UBS U.S. Defensive Equity Fund—Class A	540,105	120,672	184,778	161,307	73,348
UBS U.S. Defensive Equity Fund—Class C	161,717	41,247	57,542	44,344	18,584
UBS U.S. Defensive Equity Fund—Class P	197,074	60,343	66,089	41,046	29,596
UBS U.S. Equity Opportunity Fund—Class A	774,226	259,111	222,296	198,607	94,212
UBS U.S. Equity Opportunity Fund—Class C	93,062	31,196	26,132	24,001	11,733
UBS U.S. Equity Opportunity Fund—Class P	35,754	12,732	9,566	7,855	5,601
UBS U.S. Large Cap Equity Fund—Class A	27,218	7,040	8,181	7,993	4,004
UBS U.S. Large Cap Equity Fund—Class C	9,921	2,019	2,443	3,730	1,729
UBS U.S. Large Cap Equity Fund—Class P	165,564	31,133	46,013	55,550	32,868
UBS U.S. Small Cap Growth Fund—Class A	135,961	54,371	48,524	20,513	12,553
UBS U.S. Small Cap Growth Fund—Class C	13,532	4,925	4,478	2,856	1,273

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2014, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Equity Long-Short Multi-Strategy Fund	$1,062	$6,188
UBS Global Sustainable Equity Fund	1,428	8,309
UBS U.S. Defensive Equity Fund	1,005	5,907
UBS U.S. Equity Opportunity Fund	2,892	16,874
UBS U.S. Large Cap Equity Fund	9,330	53,438
UBS U.S. Small Cap Growth Fund	16,452	97,061

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2014 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at December 31, 2014 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

The UBS Funds

Notes to financial statements

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at December 31, 2014 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2014, were as follows:

Fund	UBS AG
UBS Equity Long-Short Multi-Strategy Fund	$2,085
UBS Global Sustainable Equity Fund	42
UBS U.S. Large Cap Equity Fund	150
UBS U.S. Equity Opportunity Fund	157

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Equity Long-Short Multi-Strategy Fund	0.25%	1.00%
UBS Global Sustainable Equity Fund	0.25	1.00
UBS U.S. Defensive Equity Fund	0.25	1.00
UBS U.S. Equity Opportunity Fund	0.25	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At December 31, 2014, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year

The UBS Funds

Notes to financial statements

ended December 31, 2014, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Equity Long-Short Multi-Strategy Fund—Class A	$153	$—
UBS Equity Long-Short Multi-Strategy Fund—Class C	474	—
UBS Global Sustainable Equity Fund—Class A	2,361	57,941
UBS Global Sustainable Equity Fund—Class C	1,849	—
UBS U.S. Defensive Equity Fund—Class A	3,872	6,448
UBS U.S. Defensive Equity Fund—Class C	2,372	30
UBS U.S. Equity Opportunity Fund—Class A	16,133	5,980
UBS U.S. Equity Opportunity Fund—Class C	4,590	—
UBS U.S. Large Cap Equity Fund—Class A	3,748	2,129
UBS U.S. Large Cap Equity Fund—Class C	2,488	49
UBS U.S. Small Cap Growth Fund—Class A	15,485	3,319
UBS U.S. Small Cap Growth Fund—Class C	4,031	118

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Equity Long-Short Multi-Strategy Fund	$529
UBS Global Sustainable Equity Fund	1,397
UBS U.S. Defensive Equity Fund	2,059
UBS U.S. Equity Opportunity Fund	5,676
UBS U.S. Large Cap Equity Fund	1,241
UBS U.S. Small Cap Growth Fund	4,248

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

The UBS Funds

Notes to financial statements

UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. The value of loaned securities and related collateral at December 31, 2014 were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Sustainable Equity Fund	$100,573	$116,135	$116,135
UBS U.S. Equity Opportunity Fund	172,637	199,350	199,350
UBS U.S. Small Cap Growth Fund	2,958,138	3,042,665	3,042,665

At December 31, 2014, UBS U.S. Large Cap Equity Fund had no securities on loan.

6. Purchases and sales of securities

For the period ended December 31, 2014, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Equity Long-Short Multi-Strategy Fund (long transactions)	$6,621,532	$6,732,453
UBS Equity Long-Short Multi-Strategy Fund (short sale transactions)	5,068,440	5,145,826
UBS Global Sustainable Equity Fund	5,169,754	4,283,830
UBS U.S. Defensive Equity Fund (long transactions)	3,343,817	5,324,269
UBS U.S. Defensive Equity Fund (short sale transactions)	2,409,030	1,667,846
UBS U.S. Equity Opportunity Fund	11,974,893	14,024,957
UBS U.S. Large Cap Equity Fund	34,687,944	141,858,147
UBS U.S. Small Cap Growth Fund	81,067,136	101,387,599

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the year ended June 30, 2014 were as follows:

	2014
Fund	Distributions paid from net long-term gains	Distributions paid from ordinary income
UBS Global Sustainable Equity Fund	$—	$449,038
UBS U.S. Equity Opportunity Fund	—	147,110
UBS U.S. Large Cap Equity Fund	—	1,662,242
UBS U.S. Small Cap Growth Fund	5,527,910	—

The UBS Funds

Notes to financial statements

The tax character of distributions paid and components of accumulated earnings / (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2014, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS Global Sustainable Equity Fund	$—	$9,840,414
UBS U.S. Defensive Equity Fund	6,387,417	12,503,688
UBS U.S. Equity Opportunity Fund	—	8,873,232
UBS U.S. Large Cap Equity Fund	—	111,011,430

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2014, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October capital losses
Fund	Late year ordinary losses	Short-term
UBS Equity Long-Short Multi-Strategy Fund	$122,810	$—
UBS Global Sustainable Equity Fund	—	109,875
UBS U.S. Defensive Equity Fund	16,366	85,424

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of December 31, 2014, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2014, the Funds did not incur any interest or penalties. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended June 30, 2014, or since inception in the case of UBS Equity Long-Short Multi-Strategy Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund

The UBS Funds

Notes to financial statements

has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings under the agreement for the period ended December 31, 2014.

9. Shares of beneficial interest

For the period ended December 31, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,675	$119,994	3,108	$31,458	46,185	$482,518
Shares repurchased	(61,665)	(639,785)	(1,415)	(14,379)	(5,006)	(54,087)
Dividends reinvested	534	5,678	749	7,704	288	3,098
Redemption fees	—	27	—	33	—	1,171
Net increase (decrease)	(49,456)	$(514,086)	2,442	$24,816	41,467	$432,700

UBS Global Sustainable Equity Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	154,370	$1,366,325	25,281	$222,309	430,657	$3,762,959
Shares repurchased	(376,217)	(3,278,639)	(1,307)	(10,982)	(181,614)	(1,606,318)
Dividends reinvested	5,670	48,700	1,925	16,228	25,341	218,185
Redemption fees	—	45	—	13	—	113
Net increase (decrease)	(216,177)	$(1,863,569)	25,899	$227,568	274,384	$2,374,939

UBS U.S. Defensive Equity Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,184	$156,542	2,420	$29,998	182,212	$2,279,647
Shares repurchased	(205,937)	(2,570,261)	(21,054)	(261,797)	(30,838)	(395,582)
Redemption fees	—	—	—	—	—	—
Net increase (decrease)	(193,753)	$(2,413,719)	(18,634)	$(231,799)	151,374	$1,884,065

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	31,652	$307,703	870	$8,193	75,925	$720,086
Shares repurchased	(271,122)	(2,594,338)	(54,918)	(520,900)	(27,769)	(275,057)
Dividends reinvested	1,285	12,613	—	—	605	5,974
Redemption fees	—	762	—	89	—	35
Net increase (decrease)	(238,185)	$(2,273,260)	(54,048)	$(512,618)	48,761	$451,038

The UBS Funds

Notes to financial statements

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	48,526	$1,219,791	6,277	$149,427	467,287	$11,818,901
Shares repurchased	(78,180)	(1,920,823)	(48,060)	(1,147,561)	(4,582,166)	(119,392,935)
Dividends reinvested	1,594	40,255	—	—	38,948	986,950
Redemption fees	—	367	—	100	—	5,470
Net decrease	(28,060)	$(660,410)	(41,783)	$(998,034)	(4,075,931)	$(106,581,614)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	166,216	$3,797,926	22,924	$500,067	415,340	$10,292,886
Shares repurchased	(390,250)	(9,257,790)	(18,891)	(394,031)	(1,006,300)	(25,187,308)
Dividends reinvested	267,580	5,506,787	36,995	667,385	1,632,666	35,706,413
Redemption fees	—	1,664		161	—	9,577
Net increase	43,546	$48,587	41,028	$773,582	1,041,706	$20,821,568

*  Effective July, 28, 2014, Class Y shares were renamed Class P shares.

For the period ended June 30, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	18,045	$183,149	343	$3,460	—	$—
Shares repurchased	(70,918)	(718,746)	(1,702)	(16,912)	(7,534)	(76,023)
Net decrease	(52,873)	$(535,597)	(1,359)	$(13,452)	(7,534)	$(76,023)

UBS Global Sustainable Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	367,672	$3,105,075	110,950	$929,936	28,584	$240,825
Shares repurchased	(259,210)	(2,185,773)	(14,191)	(114,305)	(226,622)	(1,897,447)
Dividends reinvested	14,790	119,797	1,280	10,226	36,386	295,461
Redemption fees	—	1,023	—	178	—	1,802
Net increase (decrease)	123,252	$1,040,122	98,039	$826,035	(161,652)	$(1,359,359)

The UBS Funds

Notes to financial statements

UBS U.S. Defensive Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	184,160	$2,240,912	12,948	$154,734	5,576	$66,714
Shares repurchased	(129,755)	(1,540,412)	(69,721)	(805,290)	(111,766)	(1,303,072)
Redemption fees	—	1,495	—	409	—	384
Net increase (decrease)	54,405	$701,995	(56,773)	$(650,147)	(106,190)	$(1,235,974)

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	60,662	$525,433	7,754	$66,141	34,943	$309,688
Shares repurchased	(627,228)	(5,519,903)	(45,647)	(394,054)	(34,954)	(300,158)
Dividends reinvested	14,194	122,350	—	—	902	7,817
Redemption fees	—	15	—	2	—	1
Net increase (decrease)	(552,372)	$(4,872,105)	(37,893)	$(327,911)	891	$17,348

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	65,719	$1,425,578	9,857	$208,534	631,010	$14,042,768
Shares repurchased	(119,827)	(2,671,043)	(9,845)	(213,677)	(2,989,555)	(67,145,346)
Dividends reinvested	2,940	64,232	232	4,885	72,254	1,583,799
Redemption fees	—	1,075	—	334	—	17,046
Net increase (decrease)	(51,168)	$(1,180,158)	244	$76	(2,286,291)	$(51,501,733)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	506,062	$11,962,647	29,382	$636,963	1,604,174	$39,717,827
Shares repurchased	(455,228)	(10,512,337)	(28,407)	(607,249)	(1,294,544)	(31,901,223)
Dividends reinvested	33,015	755,043	3,672	75,974	190,666	4,570,262
Redemption fees	—	4,549	—	390	—	24,750
Net increase	83,849	$2,209,902	4,647	$106,078	500,296	$12,411,616

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1174

UBS Asset
Allocation Funds

December 31, 2014

The UBS Funds—Asset Allocation

Semiannual Report

President's letter	1
Market commentary	3
Asset Allocation Funds
UBS Asset Growth Fund	5
UBS Dynamic Alpha Fund	12
UBS Global Allocation Fund	31
UBS Multi-Asset Income Fund	44
Explanation of expense disclosure	57
Statement of assets and liabilities	60
Statement of operations	64
Statement of changes in net assets	66
Financial highlights	68
Notes to financial statements	76

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President's letter

February 17, 2015

Dear Shareholder,

Almost six years after the end of the Great Recession, the US economy is firmly leading the global recovery. But sluggish growth in other developed countries and weakening growth in emerging markets paint a decidedly mixed global economic picture, which, along with geopolitical risks around the world, are feeding a general mood of uncertainty. In this environment, the temptation may be strong for investors to concentrate their portfolios within their borders, but the wisdom of holding a diversified portfolio is timeless. And it is during times of uncertainty that it is more important than ever to have a partner that understands and can navigate complex global markets to build portfolios that balance risks and rewards.

There are many concrete signs that the US economy is beginning to meaningfully strengthen and is well-positioned for future growth. The US added 3 million jobs in 2014, the most since 1999, and the price of oil fell 46% during the year, saving Americans an estimated $14 billion at the pump. In all, Americans are feeling better about the state of the economy, with consumer confidence at its highest level since October 2007, before the Great Recession began. Looking forward, economists are predicting US gross domestic product ("GDP") growth to exceed 3% in 2015, which would be its highest growth rate in ten years. Employment in the US should continue to improve this year, while lower oil prices keep inflation muted.

Internationally, confidence in the strength of America's main economic indicators is contributing to the rising value of the US dollar. The accelerating US recovery comes as growth in China appears to be slowing, Japan emerges from its fourth recession since 2008, and the Eurozone as well as many commodity-exporting economies show weakness. The divergence between the US and other world economies is most apparent in the 2014 GDP figures. While the US economy posted 2.4% GDP growth in 2014, the Eurozone and Japan grew by an estimated 0.8% and 0.9% respectively over the same period. The European Central Bank recently initiated a quantitative easing (QE) program, similar to the one just ended in the US, in an effort to stimulate the Eurozone economy. Growth is weakening in emerging markets countries, even as they continue to grow faster than their developed counterparts. China's 2014 GDP growth of 7.3% looks impressive at first glance but is the country's slowest growth rate since 1990. More broadly, emerging markets growth decelerated to 4.4% in 2014 from 4.7% in 2013. In a generally weak global environment, investors are looking to the United States as a country with a relatively attractive economy. The US dollar has risen about 15% against other major currencies since mid-2014, as investors around the globe have brought their capital to the United States.

In this environment, investors face a new set of challenges, some of them unexpected. The rising strength of the US dollar has far-reaching effects on the global investment landscape. As with any major economic trend, there are winners and losers. On the positive side, US consumers benefit. The stronger US dollar contributes to lower oil prices by reducing the cost of imports, which also keeps inflation in check. This, in turn, boosts the real disposable income of the average American household. On the other hand, the impact on businesses is decidedly more mixed. The upside is that American companies that source most of their materials from abroad will find them less expensive, which could boost profit margins or allow savings to be passed on to consumers. Foreign firms that export products to the US also benefit, as their products become relatively less expensive for US consumers.

But the strengthening US dollar also can negatively impact both US and foreign-based businesses. In the US, almost half of the revenues of S&P 500 companies come from overseas, and an even higher share of net profits. Because these transactions are recorded in currencies that are weakening against the US dollar, it has the same effect as if these US-based companies were selling their products at a discount. Internationally, some companies in emerging markets economies obtain financing denominated in US dollars to hedge against uncertainty in their

1

President's letter

local currencies. Many of these companies may now need to raise more cash in their own currencies to repay their dollar-denominated debt, negatively impacting their financial positions.

Amid this mixed picture, investors may be challenged to find investments that may profit from current trends and avoid those that could be negatively impacted. In this environment, we believe investors can benefit from the resources of a global partner that has a comprehensive understanding of investment risks and opportunities, as UBS Global Asset Management does. Our research capabilities and global perspective are crucial elements in navigating the far-reaching effects of economic trends and pursuing the best investment outcomes for our clients. This knowledge and discernment informs our ability to actively manage the UBS family of funds with an eye toward benefiting from major trends, while mitigating downside risks.

UBS Global Asset Management remains committed to applying rigorous research and active management to achieve the sustainable performance that our clients need in order to meet their goals. As we continue to evolve our funds to take advantage of changing market conditions, we rely on our firm's client-oriented culture to guide everything we do. It is in this spirit, responding to clients' needs, that we recently introduced the newest member of the UBS fund family: The UBS Municipal Bond Fund. The fund provides a powerful diversifier for individuals interested in potentially tax-free income. By drawing upon proprietary credit research to scrutinize underlying issuers, the UBS Municipal Bond Fund uses active management to gain an information edge in the market.

We embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

2

The markets in review

Mixed growth in the developed world

The Commerce Department reported that gross domestic product ("GDP") grew at a 5.0% seasonally adjusted annualized rate during the third quarter of 2014, and its initial estimate for fourth-quarter GDP growth was 2.6%.1 This followed the first quarter's contraction in GDP of 2.1%, a temporary setback for the economy after three consecutive years of generally modest growth, which was followed by second quarter GDP growth of 4.6%.

The Federal Reserve Board (the "Fed") largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the federal funds rate at a historically low range between 0% and 0.25%. The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis. During the six months ended December 31, 2014, the Fed wound down its asset purchase program, also known as quantitative easing or QE, a process called tapering, which it began in January 2014. At its meeting in December 2013, the Fed said "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." The Fed further reduced QE over several months, and its meeting in October, it said it had concluded its asset purchase program. Finally, at its meeting that concluded on December 17, 2014, the Fed said "Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy."

In its October 2014 World Economic Outlook, the International Monetary Fund ("IMF") said "Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery." From a regional perspective, the IMF estimates 2014 growth was 0.8% in the eurozone, versus -0.4% in 2013. Japan's economy is expected to have grown 0.9% in 2014, compared to 1.5% in 2013. Elsewhere, the IMF estimates that overall growth in emerging market countries decelerated in 2014, with expected growth of 4.4% versus 4.7% in 2013.

US equities outperform

The US equity market was highly resilient and generated solid results during the reporting period. While there were several setbacks, these were overshadowed by periods of strong investor risk appetite, corporate profits that were solid overall and accommodative central banks. All told, the US stock market, as measured by the S&P 500 Index,2 gained 6.12% for the six months ended December 31, 2014. In contrast, international equities produced poor results, as they were dragged down by moderating growth overseas, fears of deflation and several geopolitical issues. International developed equities, as measured by the MSCI EAFE Index (net),3 fell 9.24% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 declined 7.84% over the same period.

1  Based on the Commerce Department's initial estimate announced on January 30, 2015, after the reporting period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3

The markets in review

Positive returns for higher-quality fixed income securities

When 2014 began, there were expectations that the US economy would continue to expand and that Treasury yields would move higher. As discussed, while the US economy was initially weak, it quickly recovered and grew at a solid pace. However, concerns about global growth, sharply falling oil prices and geopolitical concerns triggered several flights to quality. Against this backdrop, the yield on the 10-year Treasury fell from 2.53% to 2.17% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index,5 gained 1.96%. Riskier fixed income securities produced weak results during the six months ended December 31, 2014. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 declined 2.93% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 fell 3.27%.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

4

UBS Asset Growth Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS Asset Growth Fund declined 5.03% (Class A shares fell 10.22% after the deduction of the maximum sales charge), while Class P shares declined 4.93%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index") returned -1.17%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced negative returns during the semi-annual period and underperformed the benchmark.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the use of currency forwards and currency futures had a direct negative impact on Fund performance. Various equity and fixed income futures and ETFs (exchange-traded funds) were utilized to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. In aggregate, these derivatives detracted from performance during the reporting period.

Portfolio performance summary1

What worked:

•  The Fund's long directional position in certain equity markets generated positive absolute returns during the reporting period.

  – The Fund's position in Japanese equities was the biggest contributor to positive performance as Japanese equities rallied on the back of monetary stimulus.

  – Strong positive performance was gained from the Fund's position in US equities, as the US market continued to rally through the second half of the year.

What didn't work:

•  The portfolio's position in fixed income securities was negative for results.

  – The Fund held positions in high yield bonds and emerging market debt in both local and hard currency. These positions generated negative performance during the reporting period as concerns related to sharply falling oil prices began to negatively impact these asset classes.

•  Overall, the Fund's currency positions were headwinds for performance.

  – The Fund was hurt by a position of long Japanese yen relative to the US dollar, as well as a position of long euro relative to the US dollar.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

5

UBS Asset Growth Fund

•  Leverage detracted from the Fund's performance.

  – The Fund maintains a volatility target of 15% or less annually. During the reporting period, market volatility and Fund-realized volatility remained mostly subdued, and, therefore, the Fund maintained leverage throughout the period. However, during October and December, the volatility of the baseline portfolio rose to the point where the amount of leverage being applied to reach the Fund's target volatility of 15% was reduced. The Fund's leverage ranged from the maximum 175% down to 125%. Since the Fund maintained leverage throughout a period where its market allocations were negative, leverage detracted from performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

6

UBS Asset Growth Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	(5.03)%	1.49%	6.86%	0.89%
Class C3	(5.38)	0.80	6.05	0.14
Class P4	(4.93)	1.83	7.12	1.14
After deducting maximum sales charge
Class A2	(10.22)%	(4.11)%	5.67%	0.12%
Class C3	(6.33)	(0.20)	6.05	0.14
MSCI World Free Index (net)[5]	(1.17)%	4.94%	10.20%	3.26%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—2.36% and 1.57%; Class C—3.13% and 2.32%; Class P—2.11% and 1.32%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Asset Growth Fund and the index is July 26, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

7

UBS Asset Growth Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2014

Investment companies
iShares Emerging Markets Local Currency Bond ETF	1.44%
iShares iBoxx $ High Yield Corporate Bond ETF	14.29
iShares iBoxx $ Investment Grade Corporate Bond ETF	12.96
iShares JP Morgan USD Emerging Markets Bond ETF	1.42
iShares MSCI Switzerland Capped ETF	1.40
iShares TIPS Bond ETF	2.88
SPDR Barclays Convertible Securities ETF	2.38
Total investment companies	36.77%
Short-term investments	62.91
Investment of cash collateral from securities loaned	2.83
Total investments	102.51%
Liabilities, in excess of cash and other assets	(2.51)
Net assets	100.00%

1  Figures represent the direct investments of UBS Asset Growth Fund. Figures might be different if a breakdown of the underlying investment companies was included.

8

UBS Asset Growth Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Investment companies: 36.77%
iShares Emerging Markets Local Currency Bond ETF[1]	8,186	$377,702
iShares iBoxx $ High Yield Corporate Bond ETF	41,864	3,751,015
iShares iBoxx $ Investment Grade Corporate Bond ETF	28,486	3,401,513
iShares JP Morgan USD Emerging Markets Bond ETF[1]	3,399	372,904
iShares MSCI Switzerland Capped ETF[1]	11,629	368,523
iShares TIPS Bond ETF	6,752	756,292
SPDR Barclays Convertible Securities ETF	13,315	624,340
Total investment companies (cost $9,728,430)		9,652,289
	Face Amount
Short-term investments: 62.91%
US government obligations: 38.09%
US Treasury Bills 0.005%, due 01/29/15[1,2]	$2,000,000	1,999,985
0.010%, due 01/15/15[2]	2,000,000	1,999,988
0.010%, due 02/19/15[2]	2,000,000	1,999,967
0.012%, due 02/12/15[1,2]	2,000,000	1,999,978
0.015%, due 02/05/15[2]	2,000,000	1,999,986
Total US government obligations (cost $9,999,899)		9,999,904
	Shares
Investment company: 24.82%
UBS Cash Management Prime Relationship Fund[3] (cost $6,517,429)	6,517,429	6,517,429
Total short-term investments (cost $16,517,328)		16,517,333
	Shares	Value
Investment of cash collateral from securities loaned: 2.83%
UBS Private Money Market Fund LLC[3] (cost $744,260)	744,260	$744,260
Total investments: 102.51% (cost $26,990,018)		26,913,882
Liabilities, in excess of cash and other assets: (2.51%)		(658,215)
Net assets: 100.00%		$26,255,667

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$101,311
Gross unrealized depreciation	(177,447)
Net unrealized depreciation of investments	$(76,136)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 10.

9

UBS Asset Growth Fund

Portfolio of investments

December 31, 2014 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 16 contracts (USD)	March 2015	$1,902,020	$1,902,875	$855
Index futures buy contracts:
E-mini S&P 500 Index, 60 contracts (USD)	March 2015	6,011,265	6,157,200	145,935
EURO STOXX 50 Index, 161 contracts (EUR)	March 2015	5,864,444	6,063,642	199,198
FTSE 100 Index, 42 contracts (GBP)	March 2015	4,061,922	4,243,909	181,987
Mini MSCI Emerging Markets Index, 98 contracts (USD)	March 2015	4,534,084	4,692,730	158,646
SPI 200 Index, 18 contracts (AUD)	March 2015	1,891,178	1,963,423	72,245
TOPIX Index, 25 contracts (JPY)	March 2015	2,967,533	2,904,534	(62,999)
Currency futures buy contracts:
Australian Dollar, 8 contracts (USD)	March 2015	658,098	649,760	(8,338)
Euro, 14 contracts (USD)	March 2015	2,155,849	2,118,725	(37,124)
Great Britain Pound, 15 contracts (USD)	March 2015	1,466,965	1,459,688	(7,277)
Japanese Yen, 10 contracts (USD)	March 2015	1,040,785	1,043,625	2,840
Currency futures sell contracts:
Swiss Franc, 2 contracts (USD)	March 2015	(256,593)	(251,850)	4,743
Net unrealized appreciation on futures contracts				$650,711

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Investment companies	$9,652,289	$—	$—	$9,652,289
Short-term investments	—	16,517,333	—	16,517,333
Investment of cash collateral from securities loaned	—	744,260	—	744,260
Futures contracts	313,019	453,430	—	766,449
Total	$9,965,308	$17,715,023	$—	$27,680,331
Liabilities
Futures contracts	$(52,739)	$(62,999)	$—	$(115,738)
Total	$(52,739)	$(62,999)	$—	$(115,738)

As of December 31, 2014, $390,431 of futures contracts, net were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

Portfolio footnotes

1  Security, or portion thereof, was on loan at December 31, 2014.

2  Rate shown is the discount rate at the date of purchase.

3  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management

10

UBS Asset Growth Fund

Portfolio of investments

December 31, 2014 (unaudited)

fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$7,680,934	$27,040,159	$28,203,664	$6,517,429	$3,122
UBS Private Money Market Fund LLC[a]	7,801,795	43,794,575	50,852,110	744,260	226
	$15,482,729	$70,834,734	$79,055,774	$7,261,689	$3,348

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.
11

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS Dynamic Alpha Fund (the "Fund") gained 1.89% (Class A shares declined 3.70% after the deduction of the maximum sales charge), while Class P shares rose 2.14%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 0.43% during the same time period, the MSCI World Free Index (net) returned -1.17% and the Citigroup One-Month US Treasury Bill Index returned 0.01%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 14; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Performance was due to asset allocation and currency decisions.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the reporting period.

Portfolio performance summary1

What worked:

•  Overall, the Fund's positions in equities added to results during the reporting period.

  – Net long positions in developed equities were additive for results. Strong performance was achieved from the Fund's long position in Japanese equities, which rallied off of the back of monetary stimulus, as well as US equities, which continued to perform well amid concerns about global growth.

  – The Fund's preference for China A shares relative to China H shares was a strong contributor during the reporting period.

•  Overall, the Fund's fixed income positioning was slightly positive for performance.

  – During the period, the Fund preferred Australian government bonds over US Treasuries, which benefited performance.

  – The Fund's positioning in European government bonds, such as UK, Italian and French government bonds, was additive to performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

12

UBS Dynamic Alpha Fund

•  Overall, the portfolio's active currency strategy added to performance.

  – The Fund's short position in commodity currencies such as the New Zealand and Australian dollars was the biggest contributor to positive currency results.

What didn't work:

•  Certain equity positions were negative during the reporting period.

  – The Fund's positions in European equities detracted from performance during the reporting period.

  – Emerging market equities struggled during the volatile six month period, and the Fund was negatively impacted by its long positions.

  – The Fund's pair trade of long US industrials versus US consumer staples was a headwind for results.

•  Certain fixed income exposures detracted from results.

  – The Fund's position in emerging market debt was the biggest detractor from performance during the reporting period, as concerns grew over the falling price of oil.

•  Several currency trades performed poorly.

  – The Fund's trade of long Japanese yen versus the US dollar and euro detracted from performance over the reporting period.

  – The position of long Swedish krona versus the British pound was also negative.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

13

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	1.89%	3.17%	4.50%	3.39%
Class C3	1.52	2.42	3.75	2.61
Class P4	2.14	3.41	4.82	3.70
After deducting maximum sales charge
Class A2	(3.70)%	(2.55)%	3.33%	2.81%
Class C3	0.53	1.43	3.75	2.61
BofA Merrill Lynch US Treasury 1-5 Year Index[5]	0.43%	1.24%	1.78%	3.11%
MSCI World Free Index (net)[6]	(1.17)	4.94	10.20	6.32
Citigroup One-Month US Treasury Bill Index[7]	0.01	0.02	0.06	1.38

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.42% and 1.35%; Class C—2.18% and 2.10%; Class P—1.15% and 1.10%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

14

UBS Dynamic Alpha Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2014

Percentage of net assets
Buoni Poliennali Del Tesoro, 5.000%, due 09/01/40	3.5%
Buoni Poliennali Del Tesoro, 4.750%, due 09/01/44	3.1
Government of Australia, 4.500%, due 04/15/20	2.1
Government of Australia, 4.250%, due 07/21/17	2.0
Government of Australia, 4.750%, due 06/15/16	1.7
JPMorgan Chase & Co., 3.200%, due 01/25/23	0.7
Bank of America Corp., 1.875%, due 01/10/19	0.6
Buoni Poliennali Del Tesoro, 4.500%, due 07/15/15	0.5
Goldman Sachs Group, Inc., 2.500%, due 10/18/21	0.5
Morgan Stanley, 2.375%, due 07/23/19	0.4
Total	15.1%

Country exposure by issuer, top five (unaudited)

As of December 31, 2014

Percentage of net assets
United States	21.7%
Italy	8.2
Australia	7.8
United Kingdom	6.0
Netherlands	3.7
Total	47.4%

15

UBS Dynamic Alpha Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Bonds
Corporate bonds
Airlines	0.22%
Auto components	0.10
Banks	10.15
Beverages	1.21
Biotechnology	0.19
Capital markets	1.94
Chemicals	0.62
Commercial services & supplies	0.38
Communications equipment	0.24
Construction & engineering	0.41
Consumer finance	1.08
Diversified financial services	1.90
Diversified telecommunication services	2.60
Electric utilities	2.45
Electrical equipment	0.11
Energy equipment & services	0.39
Food & staples retailing	0.24
Food products	0.83
Gas utilities	0.90
Health care equipment & supplies	0.42
Health care providers & services	0.50
Hotels, restaurants & leisure	0.12
Independent power and renewable electricity producers	0.23
Industrial conglomerates	0.19
Insurance	3.67
Internet & catalog retail	0.14
Internet software & services	0.14
IT services	0.14
Life sciences tools & services	0.12
Machinery	0.19
Marine	0.19
Media	1.95
Metals & mining	0.76
Multi-utilities	0.54
Oil, gas & consumable fuels	5.06
Pharmaceuticals	0.72
Real estate investment trust (REIT)	0.11
Real estate management & development	0.06
Road & rail	0.53
Software	0.32
Specialty retail	0.28
Textiles, apparel & luxury goods	0.08
Thrifts & mortgage finance	0.20
Tobacco	1.28
Transportation infrastructure	0.77
Water utilities	0.27
Wireless telecommunication services	0.95
Total corporate bonds	45.89%
Collateralized debt obligation	0.00%[1]
Mortgage & agency debt security	0.02
Non-US government obligations	12.83
Supranational bonds	0.46
Total bonds	59.20%
Short-term investments	31.20
Options purchased	0.74
Investment of cash collateral from securities loaned	0.51
Total investments	91.65%
Cash and other assets, less liabilities	8.35
Net assets	100.00%

1  Amount represents less than 0.005%.

16

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds: 59.20%
Corporate bonds: 45.89%
Australia: 2.04%
Adani Abbot Point Terminal Pty Ltd., 5.750%, due 11/01/18	AUD	765,000	$635,852
Australia & New Zealand Banking Group Ltd., 4.500%, due 03/19/24[1]		$250,000	255,205
Australia Pacific Airports Melbourne Pty Ltd., 3.125%, due 09/26/23	EUR	300,000	416,557
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43		$215,000	243,707
Commonwealth Bank of Australia, 1.125%, due 03/13/17		370,000	368,694
2.250%, due 03/16/17[2]		630,000	644,183
National Australia Bank, 2.750%, due 03/09/17		650,000	669,704
Origin Energy Finance Ltd., 2.500%, due 10/23/20[1]	EUR	575,000	722,040
3.500%, due 10/09/18[2]		$400,000	408,131
QBE Insurance Group Ltd., 2.400%, due 05/01/18[1]		205,000	205,021
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR	315,000	405,942
Scentre Management Ltd., 1.500%, due 07/16/20		150,000	186,496
SGSP Australia Assets Pty Ltd., 2.000%, due 06/30/22		250,000	315,901
Suncorp-Metway Ltd., 1.700%, due 03/28/17[1]		$420,000	420,164
Telstra Corp. Ltd., 4.800%, due 10/12/21[2]		200,000	225,496
4.800%, due 10/12/21[1]		70,000	78,924
Transurban Finance Co. Pty Ltd., 2.500%, due 10/08/20	EUR	210,000	275,482
Total Australia corporate bonds			6,477,499
Belgium: 0.09%
Elia System Operator SA, 3.250%, due 04/04/28[1]		200,000	284,135
Bermuda: 0.14%
Bacardi Ltd., 2.750%, due 07/03/23[1]		340,000	454,225
Brazil: 0.43%
Petrobras Global Finance BV, 3.250%, due 04/01/19[1]		350,000	381,166
4.375%, due 05/20/23		$60,000	51,660
5.625%, due 05/20/43		90,000	72,792
	Face amount		Value
Petrobras International Finance Co. SA, 3.875%, due 01/27/16		$390,000	$382,707
Vale SA, 5.625%, due 09/11/42		530,000	488,395
Total Brazil corporate bonds			1,376,720
Canada: 1.80%
Bank of Montreal, 6.020%, due 05/02/18	CAD	370,000	359,685
Bank of Nova Scotia, 4.100%, due 06/08/17		565,000	512,429
Canadian Imperial Bank of Commerce, 1.350%, due 07/18/16		$420,000	422,659
3.400%, due 01/14/16	CAD	405,000	355,172
Canadian Natural Resources Ltd., 3.900%, due 02/01/25		$260,000	256,299
Greater Toronto Airports Authority, 6.980%, due 10/15/32	CAD	260,000	321,824
Hydro One, Inc., 5.360%, due 05/20/36		265,000	280,342
Nexen Energy ULC, 6.400%, due 05/15/37		$390,000	483,963
Royal Bank of Canada, 2.980%, due 05/07/19	CAD	380,000	338,589
Suncor Energy, Inc., 6.500%, due 06/15/38		$420,000	516,706
Talisman Energy, Inc., 3.750%, due 02/01/21		390,000	377,143
TELUS Corp., 3.750%, due 01/17/25	CAD	120,000	105,722
Thomson Reuters Corp., 1.300%, due 02/23/17		$445,000	442,667
Toronto-Dominion Bank, 3.367%, due 11/02/20[3]	CAD	525,000	457,796
Total Capital Canada Ltd., 1.875%, due 07/09/20[1]	EUR	100,000	129,110
Yamana Gold, Inc., 4.950%, due 07/15/24		$390,000	380,631
Total Canada corporate bonds			5,740,737
Cayman Islands: 0.80%
Hutchison Whampoa International Ltd., 7.625%, due 04/09/19[2]		300,000	360,855
New York Life Funding, 5.125%, due 02/03/15	GBP	235,000	367,690
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	500,000	648,607

17

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Cayman Islands—(Concluded)
Tencent Holdings Ltd., 3.375%, due 05/02/19[2]		$450,000	$457,397
Thames Water Utilities Cayman Finance Ltd., 5.375%, due 07/21/25[3]	GBP	190,000	316,727
XLIT Ltd., 5.250%, due 12/15/43		$150,000	169,535
Yorkshire Water Services Bradford Finance Ltd., 6.000%, due 04/24/25[3]	GBP	130,000	219,616
Total Cayman Islands corporate bonds			2,540,427
China: 0.32%
AIA Group Ltd., 1.750%, due 03/13/18[1]		$560,000	551,495
2.250%, due 03/11/19[2]		275,000	273,771
Bank of China Ltd., 5.000%, due 11/13/24[2]		200,000	205,514
Total China corporate bonds			1,030,780
Czech Republic: 0.18%
NET4GAS sro, 2.500%, due 07/28/21	EUR	460,000	576,884
Denmark: 0.19%
A.P. Moeller - Maersk A/S, 3.375%, due 08/28/19[1]		450,000	610,629
Finland: 0.54%
Elenia Finance Oyj, 2.875%, due 12/17/20		450,000	590,159
Pohjola Bank Oyj, 1.750%, due 08/29/18		300,000	380,538
Teollisuuden Voima Oyj, 2.500%, due 03/17/21		225,000	286,081
4.625%, due 02/04/19[1]		335,000	458,173
Total Finland corporate bonds			1,714,951
France: 1.86%
Alstom SA, 4.500%, due 03/18/20		250,000	357,018
BNP Paribas SA, 2.700%, due 08/20/18[4]		$390,000	398,586
2.875%, due 03/20/26[3]	EUR	250,000	312,512
5.186%, due 06/29/15[1,3,5]		$185,000	185,000
BPCE SA, 2.750%, due 07/08/26[3]	EUR	200,000	245,160
Christian Dior SA, 1.375%, due 06/19/19		200,000	246,154
	Face amount		Value
CNP Assurances, 4.250%, due 06/05/45[3]	EUR	100,000	$126,874
Credit Agricole SA, 2.375%, due 05/20/24		100,000	134,449
Credit Logement SA, 1.232%, due 03/16/15[1,3,5]		200,000	208,129
Electricite de France SA, 5.250%, due 01/29/23[1,3,5]		$230,000	235,750
5.625%, due 01/22/24[2,3,4,5]		280,000	295,050
6.950%, due 01/26/39[2]		150,000	203,784
Essilor International SA, 1.750%, due 04/09/21	EUR	100,000	128,271
Eutelsat SA, 2.625%, due 01/13/20		200,000	261,424
GDF Suez, 4.750%, due 07/10/21[3,5]		500,000	677,598
Orange SA, 5.875%, due 02/07/22[3,5]	GBP	200,000	321,461
Societe Des Autoroutes Paris-Rhin-Rhone, 2.250%, due 01/16/20	EUR	500,000	646,469
Total Capital International SA, 1.550%, due 06/28/17		$930,000	933,172
Total France corporate bonds			5,916,861
Germany: 0.16%
ProSiebenSat.1 Media AG, 2.625%, due 04/15/21	EUR	405,000	514,742
Guernsey: 0.10%
Credit Suisse Group Guernsey I Ltd., 7.875%, due 02/24/41[1,3]		$310,000	328,600
Ireland: 0.44%
Cloverie PLC for Zurich Insurance Co., Ltd., 1.750%, due 09/16/24	EUR	130,000	164,508
FGA Capital Ireland PLC, 2.625%, due 04/17/19		335,000	420,337
Ono Finance II PLC, 11.125%, due 07/15/19[1]		320,000	410,480
Perrigo Co. PLC, 4.000%, due 11/15/23		$200,000	206,267
Perrigo Finance PLC, 3.500%, due 12/15/21		200,000	202,333
Total Ireland corporate bonds			1,403,925
Israel: 0.43%
Delek & Avner Tamar Bond Ltd., 3.839%, due 12/30/18[2]		1,020,000	1,017,450
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		355,000	363,775
Total Israel corporate bonds			1,381,225

18

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Italy: 1.14%
Assicurazioni Generali SpA, 2.875%, due 01/14/20	EUR	120,000	$158,912
Ei Towers SpA, 3.875%, due 04/26/18		285,000	366,639
Intesa Sanpaolo SpA, 3.625%, due 08/12/15[2]		$235,000	238,174
3.875%, due 01/16/18		320,000	333,169
4.375%, due 10/15/19[1]	EUR	300,000	417,340
Snam SpA, 3.875%, due 03/19/18[1]		460,000	611,838
Telecom Italia SpA, 6.125%, due 12/14/18		300,000	415,997
Terna Rete Elettrica Nazionale SpA, 4.125%, due 02/17/17		265,000	345,270
UniCredit SpA, 3.250%, due 01/14/21		295,000	390,342
6.375%, due 05/02/23[1,3,4]		$340,000	352,346
Total Italy corporate bonds			3,630,027
Japan: 0.25%
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.350%, due 09/08/19[2]		380,000	377,474
Japan Tobacco, Inc., 2.100%, due 07/23/18[2]		250,000	252,256
Nippon Telegraph & Telephone Corp., 1.400%, due 07/18/17		170,000	169,501
Total Japan corporate bonds			799,231
Jersey, Channel Islands: 0.64%
AA Bond Co., Ltd., 4.720%, due 07/31/18[1]	GBP	275,000	458,706
Gatwick Funding Ltd., 5.250%, due 01/23/24[1]		150,000	271,631
Heathrow Funding Ltd., 4.600%, due 02/15/18[1]	EUR	465,000	631,477
HSBC Capital Funding LP, 5.130%, due 03/29/16[3,5]		170,000	212,548
QBE Capital Funding III Ltd., 7.250%, due 05/24/41[1,3]		$430,000	468,700
Total Jersey, Channel Islands corporate bonds			2,043,062
Luxembourg: 0.24%
Actavis Funding SCS, 1.300%, due 06/15/17		90,000	88,361
Belfius Financing Co., 1.257%, due 02/09/17[3]	GBP	210,000	319,123
	Face amount		Value
Prologis International Funding II SA, 2.875%, due 04/04/22	EUR	170,000	$222,219
SES SA, 3.600%, due 04/04/23[2]		$125,000	126,258
Total Luxembourg corporate bonds			755,961
Mexico: 0.34%
America Movil SAB de CV, 5.000%, due 03/30/20		695,000	767,280
Coca-Cola Femsa SAB de CV, 2.375%, due 11/26/18		300,000	299,130
Total Mexico corporate bonds			1,066,410
Netherlands: 3.74%
ABN AMRO Bank NV, 4.875%, due 01/16/19[1]	GBP	250,000	437,156
Achmea BV, 2.500%, due 11/19/20	EUR	800,000	1,050,558
Allianz Finance II BV, 4.375%, due 02/17/17[3,5]		360,000	461,485
Bharti Airtel International Netherlands BV, 3.375%, due 05/20/21[2]		100,000	128,297
4.000%, due 12/10/18		495,000	646,599
British American Tobacco Holdings The Netherlands BV, 2.375%, due 01/19/23[1]		450,000	601,253
Coca-Cola HBC Finance BV, 2.375%, due 06/18/20[1]		440,000	565,279
5.500%, due 09/17/15		$355,000	364,800
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.700%, due 03/19/18		580,000	578,986
2.500%, due 05/26/26[3]	EUR	640,000	787,636
Deutsche Telekom International Finance BV, 4.000%, due 01/19/15		580,000	703,127
6.500%, due 04/08/22	GBP	140,000	274,395
E.ON International Finance BV, 5.875%, due 10/30/37		50,000	100,508
EDP Finance BV, 3.250%, due 03/16/15[1]	EUR	300,000	364,376
Heineken NV, 2.125%, due 08/04/20[1]		545,000	709,034
Iberdrola International BV, 4.500%, due 09/21/17		100,000	134,011
Koninklijke KPN NV, 6.500%, due 01/15/16		207,000	266,339
LYB International Finance BV, 5.250%, due 07/15/43		$235,000	255,362
Nomura Europe Finance NV, 1.875%, due 05/29/18[1]	EUR	350,000	436,955

19

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands—(Concluded)
Redexis Gas Finance BV, 2.750%, due 04/08/21	EUR	350,000	$455,793
REN Finance BV, 4.750%, due 10/16/20		245,000	339,017
Repsol International Finance BV, 4.250%, due 02/12/16[1]		200,000	252,053
4.375%, due 02/20/18[1]		100,000	133,983
Royal Bank of Scotland NV, 0.936%, due 03/09/15[3]		$325,000	323,342
Siemens Financieringsmaatschappij NV, 5.125%, due 02/20/17	EUR	270,000	360,322
6.125%, due 09/14/66[3]	GBP	185,000	303,335
SPP Infrastructure Financing BV, 3.750%, due 07/18/20[1]	EUR	205,000	267,989
TenneT Holding BV, 6.655%, due 06/01/17[3,5]		200,000	266,758
Volkswagen International Finance NV, 2.125%, due 01/19/15[1]		270,000	327,030
Total Netherlands corporate bonds			11,895,778
Norway: 0.67%
Avinor AS, 1.750%, due 03/20/21		120,000	153,268
DNB Bank ASA, 3.200%, due 04/03/17[2]		$450,000	466,382
SpareBank 1 SMN, 1.500%, due 05/20/19	EUR	200,000	250,509
SpareBank 1 SR-Bank ASA, 2.125%, due 04/14/21		450,000	578,637
Statoil ASA, 3.125%, due 08/17/17		$335,000	349,990
4.800%, due 11/08/43		295,000	335,402
Total Norway corporate bonds			2,134,188
Portugal: 0.08%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18	EUR	200,000	264,696
Qatar: 0.06%
Qtel International Finance Ltd., 3.875%, due 01/31/28[2]		$200,000	191,500
Singapore: 0.08%
United Overseas Bank Ltd., 3.750%, due 09/19/24[3]		250,000	254,300
	Face amount		Value
South Korea: 0.10%
GS Caltex Corp., 5.500%, due 04/24/17[1]		$300,000	$322,158
Spain: 0.73%
Banco de Sabadell SA, 3.375%, due 01/23/18	EUR	100,000	131,580
BBVA Senior Finance SAU, 3.250%, due 03/21/16		100,000	125,045
BBVA US Senior SAU, 4.664%, due 10/09/15		$460,000	472,311
Santander International Debt SAU, 1.375%, due 03/25/17	EUR	600,000	738,641
Telefonica Emisiones SAU, 4.710%, due 01/20/20[1]		600,000	863,845
Total Spain corporate bonds			2,331,422
Sweden: 0.45%
Nordea Bank AB, 6.125%, due 09/23/24[1,3,5]		$330,000	326,453
PGE Sweden AB, 1.625%, due 06/09/19	EUR	100,000	124,064
Svenska Handelsbanken AB, 5.125%, due 03/30/20[2]		$475,000	536,459
Swedbank Hypotek AB, 2.375%, due 04/05/17[2]		440,000	451,600
Total Sweden corporate bonds			1,438,576
Switzerland: 0.12%
Credit Suisse, 3.000%, due 10/29/21		380,000	378,226
United Kingdom: 6.02%
Abbey National Treasury Services PLC, 4.000%, due 03/13/24[4]		370,000	385,184
Anglian Water Services Financing PLC, 4.500%, due 02/22/26[1]	GBP	200,000	337,918
Aon PLC, 2.875%, due 05/14/26	EUR	155,000	210,687
Arqiva Financing PLC, 4.040%, due 06/30/20[1]	GBP	425,000	692,836
4.882%, due 12/31/32[1]		250,000	424,414
Barclays Bank PLC, 2.250%, due 05/10/17[2]		$360,000	367,278
4.375%, due 09/11/24[4]		760,000	732,413
5.750%, due 08/17/21[1]	GBP	255,000	477,941
6.625%, due 03/30/22[1]	EUR	200,000	312,219
BP Capital Markets PLC, 1.375%, due 05/10/18		$360,000	353,610
2.750%, due 05/10/23		180,000	168,322

20

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
British Telecommunications PLC, 8.500%, due 12/07/16[1]	GBP	320,000	$564,159
BUPA Finance PLC, 6.125%, due 09/16/20[3,5]		250,000	414,003
Centrica PLC, 5.375%, due 10/16/43[2]		$200,000	222,672
Close Brothers Finance PLC, 3.875%, due 06/27/21	GBP	370,000	615,865
Diageo Capital PLC, 3.875%, due 04/29/43		$250,000	246,158
EE Finance PLC, 4.375%, due 03/28/19[1]	GBP	345,000	576,822
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17		$450,000	451,952
HSBC Holdings PLC, 5.100%, due 04/05/21		785,000	887,362
6.375%, due 09/17/24[34,5]		800,000	808,000
Imperial Tobacco Finance PLC, 2.050%, due 02/11/18[2]		420,000	417,647
9.000%, due 02/17/22[1]	GBP	140,000	299,409
Liverpool Victoria Friendly Society Ltd., 6.500%, due 05/22/43[1,3]		410,000	655,352
Lloyds Bank PLC, 7.500%, due 04/15/24		215,000	462,793
11.875%, due 12/16/21[1,3]	EUR	240,000	348,488
Manchester Airport Group Funding PLC, 4.750%, due 03/31/34	GBP	120,000	210,670
National Express Group PLC, 6.250%, due 01/13/17		200,000	338,444
National Grid Electricity Transmission PLC, 4.000%, due 06/08/27[1]		230,000	395,333
Northern Gas Networks Finance PLC, 5.875%, due 07/08/19		175,000	316,149
Royal Bank of Scotland PLC, 6.934%, due 04/09/18	EUR	690,000	961,341
Scottish & Southern Energy PLC, 5.453%, due 10/01/15[3,5]	GBP	252,000	399,483
Scottish Widows PLC, 5.500%, due 06/16/23		300,000	502,840
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[2]		$680,000	646,615
Sinopec Group Overseas Development 2013 Ltd., 2.625%, due 10/17/20[1]	EUR	100,000	129,952
	Face amount		Value
Sky PLC, 3.750%, due 09/16/24[2]		$200,000	$201,225
Standard Chartered PLC, 4.000%, due 07/12/22[1,3]		550,000	559,025
Tesco Property Finance 4 PLC, 5.801%, due 10/13/40[1]	GBP	247,479	386,381
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37		375,000	699,960
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16[1]		600,000	1,001,704
6.750%, due 12/17/36[3]		50,000	90,086
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32[1]		100,000	196,104
WPP Finance 2010, 3.750%, due 09/19/24		$290,000	291,071
WPP PLC, 6.625%, due 05/12/16[1]	EUR	305,000	400,014
Total United Kingdom corporate bonds			19,159,901
United States: 21.63%
21st Century Fox America, Inc., 6.200%, due 12/15/34		$590,000	753,367
ABB Finance USA, Inc., 2.875%, due 05/08/22		395,000	396,975
AbbVie, Inc., 2.900%, due 11/06/22		440,000	433,192
4.400%, due 11/06/42		265,000	273,392
Aetna, Inc., 2.200%, due 03/15/19		95,000	94,373
3.500%, due 11/15/24		445,000	452,316
4.750%, due 03/15/44		95,000	104,748
Albemarle Corp., 4.150%, due 12/01/24		690,000	701,044
Alltel Corp., 7.875%, due 07/01/32		435,000	640,410
Altria Group, Inc., 4.250%, due 08/09/42		945,000	905,604
American Airlines Pass Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22		65,000	65,975
American Express Credit Corp., 1.300%, due 07/29/16		275,000	276,198
American International Group, Inc., 3.375%, due 08/15/20		495,000	514,207
4.500%, due 07/16/44		210,000	221,867
American Tower Corp., 3.400%, due 02/15/19		140,000	142,495
Anadarko Petroleum Corp., 6.375%, due 09/15/17		835,000	928,355

21

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Anthem, Inc., 5.100%, due 01/15/44		$170,000	$191,037
Apache Corp., 4.750%, due 04/15/43		615,000	576,744
AT&T, Inc., 2.500%, due 03/15/23	EUR	310,000	409,169
5.550%, due 08/15/41		$465,000	518,150
Bank of America Corp., 1.875%, due 01/10/19	EUR	1,445,000	1,830,640
5.875%, due 02/07/42		$275,000	344,124
Bank of New York Mellon Corp., 1.350%, due 03/06/18		730,000	723,353
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18		245,000	243,130
Boston Scientific Corp., 6.000%, due 01/15/20		395,000	445,157
Branch Banking & Trust Co., 1.350%, due 10/01/17		265,000	263,576
Burlington Northern Santa Fe LLC, 3.450%, due 09/15/21		595,000	620,880
5.400%, due 06/01/41		270,000	322,087
Cadence Design Systems, Inc., 4.375%, due 10/15/24		280,000	284,492
Capital One Financial Corp., 1.000%, due 11/06/15		665,000	664,367
Caterpillar, Inc., 4.750%, due 05/15/64		290,000	315,555
CF Industries, Inc., 5.150%, due 03/15/34		355,000	371,330
Chevron Corp., 2.355%, due 12/05/22		330,000	320,006
2.427%, due 06/24/20		165,000	165,797
Cisco Systems, Inc., 2.900%, due 03/04/21		85,000	86,555
Citigroup, Inc., 0.764%, due 05/31/17[3]	EUR	515,000	616,883
6.000%, due 08/15/17		$1,015,000	1,122,964
Coca-Cola Co., 1.800%, due 09/01/16		430,000	437,171
1.875%, due 09/22/26	EUR	205,000	261,096
Comcast Corp., 4.750%, due 03/01/44		$105,000	117,011
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22		37,742	43,781
DIRECTV Holdings LLC, 5.000%, due 03/01/21		700,000	763,349
Duke Energy Corp., 3.050%, due 08/15/22		460,000	462,205
	Face amount		Value
Enable Midstream Partners LP, 2.400%, due 05/15/19[2]		$155,000	$150,753
Energy Transfer Partners LP, 6.050%, due 06/01/41		500,000	545,746
Enterprise Products Operating LLC, 4.850%, due 03/15/44		360,000	375,379
5.200%, due 09/01/20		255,000	281,236
ERAC USA Finance LLC, 5.625%, due 03/15/42[2]		250,000	291,860
Express Scripts Holding Co., 2.250%, due 06/15/19		380,000	375,931
Exxon Mobil Corp., 0.921%, due 03/15/17		70,000	69,909
1.819%, due 03/15/19		320,000	320,730
Fifth Third Bank, 2.875%, due 10/01/21		345,000	344,965
Five Corners Funding Trust, 4.419%, due 11/15/23[2]		490,000	518,136
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17		1,170,000	1,200,428
Freeport-McMoRan, Inc., 3.875%, due 03/15/23		365,000	344,135
4.000%, due 11/14/21		400,000	396,321
General Electric Capital Corp., 1.000%, due 12/11/15		765,000	768,307
4.375%, due 09/16/20		595,000	651,666
Series A, 6.750%, due 03/15/32		1,015,000	1,386,370
General Electric Co., 4.125%, due 10/09/42		245,000	253,627
Georgia Power Co., 0.750%, due 08/10/15		375,000	375,237
5.400%, due 06/01/40		305,000	369,634
Gilead Sciences, Inc., 2.050%, due 04/01/19		270,000	270,039
4.800%, due 04/01/44		300,000	332,776
Glencore Funding LLC, 2.500%, due 01/15/19[2]		325,000	320,019
3.125%, due 04/29/19[2]		230,000	230,552
Goldman Sachs Group, Inc., 2.500%, due 10/18/21	EUR	1,110,000	1,455,852
Hartford Financial Services Group, Inc., 4.300%, due 04/15/43		$265,000	271,764
HSBC Finance Capital Trust IX, 5.911%, due 11/30/35[3]		300,000	303,750
Illinois Tool Works, Inc., 3.000%, due 05/19/34	EUR	215,000	300,274
International Business Machines Corp., 3.375%, due 08/01/23		$425,000	434,250
Jefferies Group LLC, 2.375%, due 05/20/20	EUR	175,000	215,441

22

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Johnson Controls, Inc., 3.625%, due 07/02/24		$170,000	$171,484
4.950%, due 07/02/64		130,000	134,026
JPMorgan Chase & Co., 1.800%, due 01/25/18		440,000	439,658
3.200%, due 01/25/23		2,235,000	2,237,521
3.875%, due 09/10/24		205,000	205,174
Juniper Networks, Inc., 4.500%, due 03/15/24[4]		295,000	297,775
Kellogg Co., 1.875%, due 11/17/16		375,000	380,187
Kinder Morgan Energy Partners LP, 3.500%, due 03/01/21		70,000	68,868
5.000%, due 03/01/43		565,000	536,709
Kinder Morgan, Inc., 5.000%, due 02/15/21[2]		360,000	374,527
Kraft Foods Group, Inc., 5.000%, due 06/04/42		380,000	418,305
Laboratory Corp. of America Holdings, 2.500%, due 11/01/18		235,000	234,178
Liberty Mutual Group, Inc., 4.250%, due 06/15/23[2]		470,000	484,325
Lincoln National Corp., 4.200%, due 03/15/22		645,000	685,102
Lorillard Tobacco Co., 6.875%, due 05/01/20		120,000	141,345
Lowe's Cos., Inc., 4.250%, due 09/15/44		410,000	432,971
Marathon Petroleum Corp., 3.625%, due 09/15/24		420,000	411,601
McKesson Corp., 4.883%, due 03/15/44		135,000	148,712
Medtronic, Inc., 3.150%, due 03/15/22[2]		480,000	486,085
4.000%, due 04/01/43		285,000	271,730
Merck & Co., Inc., 1.875%, due 10/15/26	EUR	225,000	285,289
MetLife, Inc., 4.875%, due 11/13/43		$510,000	575,967
Metropolitan Life Global Funding I, 2.375%, due 09/30/19[1]	EUR	530,000	691,151
Microsoft Corp., 2.625%, due 05/02/33		300,000	413,042
3.500%, due 11/15/42		$330,000	312,763
Mondelez International, Inc., 2.375%, due 01/26/21	EUR	630,000	821,186
5.375%, due 02/10/20[4]		$399,000	451,989
Monongahela Power Co., 5.400%, due 12/15/43[2]		250,000	300,183
	Face amount		Value
Monsanto Co., 4.200%, due 07/15/34		$355,000	$369,910
Morgan Stanley, 2.375%, due 07/23/19		1,435,000	1,429,708
2.375%, due 03/31/21	EUR	250,000	324,934
4.350%, due 09/08/26		$365,000	367,181
6.375%, due 07/24/42		175,000	232,406
Mosaic Co., 5.450%, due 11/15/33		240,000	271,538
Navient Corp., 6.250%, due 01/25/16		325,000	338,000
NBCUniversal Media LLC, 4.375%, due 04/01/21		825,000	907,333
5.150%, due 04/30/20		520,000	590,096
Noble Energy, Inc., 5.050%, due 11/15/44		170,000	168,033
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32		146,000	204,981
PacifiCorp, 6.000%, due 01/15/39		430,000	565,517
Pemex Project Funding Master Trust, 5.500%, due 02/24/25[1]	EUR	285,000	419,286
Philip Morris International, Inc., 1.750%, due 03/19/20		450,000	573,687
4.250%, due 11/10/44		$300,000	305,065
Phillips 66, 4.650%, due 11/15/34		180,000	184,500
PNC Funding Corp., 2.700%, due 09/19/16		310,000	318,357
PPL Capital Funding, Inc., 4.700%, due 06/01/43		270,000	290,127
Priceline Group, Inc., 2.375%, due 09/23/24	EUR	220,000	282,128
QVC, Inc., 4.375%, due 03/15/23		$160,000	160,551
Republic Services, Inc., 5.250%, due 11/15/21		750,000	849,213
Reynolds American, Inc., 6.750%, due 06/15/17		520,000	579,245
SABMiller Holdings, Inc., 1.875%, due 01/20/20[1]	EUR	400,000	511,445
Santander Holdings USA, Inc., 3.000%, due 09/24/15		$460,000	465,514
Sempra Energy, 6.000%, due 10/15/39		340,000	420,038
Southwestern Electric Power Co., 6.200%, due 03/15/40		465,000	603,022
SunTrust Banks, Inc., 1.350%, due 02/15/17		590,000	589,895
2.350%, due 11/01/18		400,000	402,457
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[2]		250,000	259,048

23

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Teachers Insurance & Annuity Association of America, 4.900%, due 09/15/44[2]		$240,000	$267,444
Thermo Fisher Scientific, Inc., 3.300%, due 02/15/22		150,000	150,248
4.150%, due 02/01/24		80,000	84,367
5.300%, due 02/01/44		140,000	160,789
Time Warner Cable, Inc., 5.000%, due 02/01/20		895,000	986,277
Transocean, Inc., 6.500%, due 11/15/20[4]		1,020,000	961,828
6.800%, due 03/15/38[4]		320,000	274,210
Tyson Foods, Inc., 3.950%, due 08/15/24[4]		470,000	485,849
Union Pacific Corp., 4.750%, due 12/15/43		95,000	107,639
United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, due 04/11/26		380,000	385,700
US Bancorp, 1.650%, due 05/15/17		365,000	367,724
Valero Energy Corp., 6.625%, due 06/15/37		460,000	543,103
Verizon Communications, Inc., 2.625%, due 02/21/20[2]		802,000	792,831
3.000%, due 11/01/21		200,000	197,247
3.250%, due 02/17/26	EUR	130,000	181,831
4.500%, due 09/15/20		$410,000	445,160
6.550%, due 09/15/43		900,000	1,153,034
Viacom, Inc., 2.500%, due 09/01/18		115,000	116,017
Virginia Electric & Power Co., Series A, 6.000%, due 05/15/37		225,000	296,443
Wachovia Corp., 5.750%, due 02/01/18		1,110,000	1,242,956
Walgreens Boots Alliance, Inc., 3.800%, due 11/18/24		365,000	372,264
Waste Management, Inc., 6.125%, due 11/30/39		270,000	349,500
Williams Partners LP, 4.300%, due 03/04/24		155,000	154,715
WM Wrigley Jr Co., 2.000%, due 10/20/17[2]		80,000	80,577
Xcel Energy, Inc., 4.700%, due 05/15/20		140,000	155,349
4.800%, due 09/15/41		155,000	172,887
Yum! Brands, Inc., 5.350%, due 11/01/43[4]		360,000	393,679
Total United States corporate bonds			68,854,950
	Face amount		Value
Virgin Islands, British: 0.08%
CNPC General Capital Ltd., 3.400%, due 04/16/23[2]		$250,000	$242,674
Total corporate bonds (cost $145,969,361)			146,115,400
Collateralized debt obligation: 0.00%[6]
Cayman Islands: 0.00%[6]
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[7] (cost $8,107,274)		8,000,000	0
Mortgage & agency debt security: 0.02%
United States: 0.02%
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.767%, due 04/25/35[3] (cost $78,932)		644,432	49,596
Non-US government obligations: 12.83%
Australia: 5.79%
Government of Australia, 4.250%, due 07/21/17	AUD	7,482,000	6,427,707
4.500%, due 04/15/20		7,276,000	6,581,838
4.750%, due 06/15/16		6,440,000	5,442,316
			18,451,861
Italy: 7.04%
Buoni Poliennali Del Tesoro, 4.500%, due 07/15/15	EUR	1,185,000	1,464,371
4.750%, due 09/01/44[1,2]		6,230,000	9,763,557
5.000%, due 09/01/40		7,000,000	11,183,827
			22,411,755
Total Non-US government obligations (cost $42,545,238)			40,863,616
Supranational bonds: 0.46%
Asian Development Bank, 1.000%, due 12/15/15		250,000	391,337
European Investment Bank, 3.000%, due 12/07/15		225,000	358,498
Inter-American Development Bank, 0.625%, due 12/15/15		225,000	350,969
International Finance Corp., 0.625%, due 12/15/15		225,000	350,871
Total supranational bonds (cost $1,453,363)			1,451,675
Total bonds (cost $198,154,168)			188,480,287

24

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Short-term investments: 31.20%
Investment company: 7.80%
UBS Cash Management Prime Relationship Fund[8] (cost $24,830,865)	24,830,865	$24,830,865
	Face amount
US government obligations: 23.40%
US Treasury Bills 0.038%, due 01/08/15[9]	$33,800,000	33,799,889
0.031%, due 03/12/15[9,10]	14,100,000	14,099,323
0.043%, due 04/30/15	26,600,000	26,596,090
Total US government obligations (cost $74,495,136)		74,495,302
Total short-term investments (cost $99,326,001)		99,326,167
	Number of contracts
Options purchased : 0.74%
Call options: 0.09%
EURO STOXX 50 Index, strike @ EUR 3,500.00, expires March 2015	1,646	292,786
	Number of contracts	Value
Put options: 0.65%
10 Year US Treasury Notes, strike @ USD 126.50, expires February 2015	25	$19,922
EURO STOXX 50 Index, strike @ EUR 3,000.00, expires March 2015	413	417,292
S&P 500 Index, strike @ USD 1,700.00, expires December 2016	160	1,636,800
		2,074,014
Total options purchased (cost $2,669,344)		2,366,800
	Shares
Investment of cash collateral from securities loaned: 0.51%
UBS Private Money Market Fund LLC[8] (cost $1,616,728)	1,616,728	1,616,728
Total investments: 91.65% (cost $301,766,241)		291,789,982
Cash and other assets, less liabilities: 8.35%		26,592,350
Net assets: 100.00%		$318,382,332

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,408,551
Gross unrealized depreciation	(13,384,810)
Net unrealized depreciation of investments	$(9,976,259)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 29.

25

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	AUD	33,120,000	USD	27,567,266	03/11/15	$654,178
CIBC	EUR	48,165,000	USD	59,777,437	03/11/15	1,460,460
CIBC	GBP	17,940,000	USD	28,100,140	03/11/15	153,238
JPMCB	CAD	4,165,000	USD	3,651,661	03/11/15	71,806
JPMCB	KRW	14,554,000,000	USD	13,013,233	03/11/15	(187,769)
JPMCB	MYR	43,127,000	USD	12,312,853	03/11/15	44,327
JPMCB	USD	801,348	EUR	640,000	03/11/15	(26,452)
JPMCB	USD	12,917,564	INR	809,350,000	03/11/15	(266,524)
JPMCB	USD	3,553,892	JPY	425,800,000	03/11/15	2,957
JPMCB	USD	6,904,922	PHP	308,650,000	03/11/15	(27,118)
JPMCB	USD	5,885,175	SEK	44,020,000	03/11/15	(237,042)
SSB	CHF	19,920,000	USD	20,651,261	03/11/15	591,392
SSB	NZD	32,310,000	USD	24,866,907	03/11/15	(178,078)
SSB	USD	6,156,970	HUF	1,522,450,000	03/11/15	(347,768)
SSB	USD	12,189,755	MXN	172,830,000	03/11/15	(522,971)
Net unrealized appreciation on forward foreign currency contracts						$1,184,636

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 16 contracts (USD)	March 2015	$2,539,758	$2,643,001	$103,243
5 Year US Treasury Notes, 30 contracts (USD)	March 2015	3,567,701	3,567,891	190
US Treasury futures sell contracts:
2 Year US Treasury Notes, 134 contracts (USD)	March 2015	(29,329,054)	(29,291,562)	37,492
5 Year US Treasury Notes, 246 contracts (USD)	March 2015	(29,248,943)	(29,256,704)	(7,761)
10 Year US Treasury Notes, 120 contracts (USD)	March 2015	(15,149,200)	(15,215,625)	(66,425)
Index futures buy contracts:
DAX Index, 53 contracts (EUR)	March 2015	15,440,528	15,680,503	239,975
EURO STOXX 50 Index, 453 contracts (EUR)	March 2015	16,991,490	17,061,055	69,565
FTSE 100 Index, 125 contracts (GBP)	March 2015	12,190,969	12,630,681	439,712
KOSPI 200 Index, 82 contracts (KRW)	March 2015	9,450,066	9,058,554	(391,512)
MSCI Taiwan Index, 188 contracts (USD)	January 2015	6,338,382	6,450,280	111,898
NIKKEI 225 Index, 169 contracts (JPY)	March 2015	25,148,920	24,331,043	(817,877)
S&P 500 Index, 74 contracts (USD)	March 2015	37,561,064	37,969,400	408,336
Index futures sell contracts:
OMXS30 Index, 844 contracts (SEK)	January 2015	(15,352,284)	(15,792,545)	(440,261)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 648 contracts (AUD)	March 2015	58,774,848	58,871,090	96,242
Canadian Government 10 Year Bond, 13 contracts (CAD)	March 2015	1,525,042	1,549,974	24,932
Euro-Bobl, 16 contracts (EUR)	March 2015	2,507,404	2,522,325	14,921
Euro-Bund, 16 contracts (EUR)	March 2015	2,963,339	3,017,768	54,429
Interest rate futures sell contracts:
Euro-BTP, 129 contracts (EUR)	March 2015	(20,924,075)	(21,166,678)	(242,603)
Euro-Bund, 56 contracts (EUR)	March 2015	(10,380,478)	(10,562,188)	(181,710)
Euro-Buxl, 1 contract (EUR)	March 2015	(178,652)	(187,534)	(8,882)
Japanese Government 10 Year Bond, 21 contracts (JPY)	March 2015	(25,759,646)	(25,910,753)	(151,107)
Long Gilt, 9 contracts (GBP)	March 2015	(1,635,330)	(1,676,695)	(41,365)
Net unrealized depreciation on futures contracts				$(748,568)

26

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
DB	EUR	32,600,000	11/01/21	2.698%	6 month EURIBOR	$—	$(5,962,956)	$(5,962,956)
GSI	EUR	31,200,000	06/21/21	6 month EURIBOR	3.325%	—	7,521,677	7,521,677
						$—	$1,558,721	$1,558,721

Credit default swaps on corporate issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments received	Value	Unrealized depreciation
CITI	HSBC Bank PLC bond, 4.000%, due 01/15/21	EUR	325,000	03/20/20	1.000%	$10,739	$(11,026)	$(287)
CSFB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	1,460,000	03/20/19	1.000	48,805	(52,851)	(4,046)
JPMCB	Bayer AG bond, 5.625%, due 05/23/18	EUR	585,000	03/20/18	1.000	7,841	(19,383)	(11,542)
						$67,385	$(83,260)	$(15,875)

Credit default swaps on corporate issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CITI	Glencore International AG bond, 6.500%, 02/27/19	EUR	355,000	06/20/19	1.000%	$20,141	$(5,832)	$14,309	0.013%
CITI	Standard Chartered Bank PLC bond, 0.000%, due 03/20/20	EUR	325,000	03/20/20	1.000	(1,238)	1,081	(157)	0.010
GSI	Freeport-McMoRan, Inc. bond, 3.550%, due 03/01/22	USD	420,000	12/20/19	1.000	20,693	(24,395)	(3,702)	0.023
JPMCB Lanxess AG bond,	4.125%, due 05/23/18	EUR	595,000	06/20/19	1.000	7,832	3,620	11,452	0.009
JPMCB	Portugal Telecom International Finance B.V. bond, 4.375%, due 3/24/17	EUR	445,000	09/20/19	5.000	(79,250)	41,853	(37,397)	0.032
JPMCB	Teck Resources Limited bond, 3.150%, due 01/15/17	USD	420,000	12/20/19	1.000	41,104	(31,568)	9,536	0.027
						$9,282	$(15,241)	$(5,959)

27

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

Written options activity for the period ended December 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2014	235	$1,122,533
Options written	1,512	2,039,669
Options terminated in closing purchase transactions	(1,747)	(3,162,202)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2014	—	$—

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$146,115,400	$—	$146,115,400
Collateralized debt obligation	—	—	0	0
Mortgage & agency debt security	—	49,596	—	49,596
Non-US government obligations	—	40,863,616	—	40,863,616
Supranational bonds	—	1,451,675	—	1,451,675
Short-term investments	—	99,326,167	—	99,326,167
Investment of cash collateral from securities loaned	—	1,616,728	—	1,616,728
Options purchased	2,366,800	—	—	2,366,800
Forward foreign currency contracts	—	2,978,358	—	2,978,358
Futures contracts	851,683	749,252	—	1,600,935
Swap agreements	—	7,568,231	—	7,568,231
Total	$3,218,483	$300,719,023	$0	$303,937,506
Liabilities
Forward foreign currency contracts	$—	$(1,793,722)	$—	$(1,793,722)
Futures contracts	(699,853)	(1,649,650)	—	(2,349,503)
Swap agreements	—	(6,108,011)	—	(6,108,011)
Total	$(699,853)	$(9,551,383)	$—	$(10,251,236)

As of December 31, 2014, $(900,398) of futures contracts, net were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.
28

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investment that was valued using unobservable inputs for the period.

	Collateralized debt obligation	Total
Assets
Beginning balance	$8,000	$8,000
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	(1,903)	(1,903)
Total realized gain	—	—
Change in net unrealized appreciation/depreciation	(6,097)	(6,097)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$0	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at December 31, 2014 was $(6,097).

Portfolio footnotes

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of these securities amounted to $45,065,185 or 14.15% of net assets.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $23,278,039 or 7.31% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014 and changes periodically.

4  Security, or portion thereof, was on loan at December 31, 2014.

5  Perpetual investment. Date shown reflects the next call date.

6  Amount represents less than 0.005%.

7  Illiquid investment as of December 31, 2014.

8  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$15,567,483	$134,799,873	$125,536,491	$24,830,865	$8,720
UBS Private Money Market Fund LLC[a]	816,590	11,025,110	10,224,972	1,616,728	48
	$16,384,073	$145,824,983	$135,761,463	$26,447,593	$8,768

a  The Adviser earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

9  Rate shown is the discount rate at the date of purchase.

10  All or a portion of these securities have been designated as collateral for open swap agreements.

11  Payments made or received are based on the notional amount.

29

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2014 (unaudited)

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

15  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.
30

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS Global Allocation Fund (the "Fund") gained 1.00% (Class A shares returned -4.54% after the deduction of the maximum sales charge), while Class P shares rose 1.16%. In contrast, the Fund's benchmark, the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD), gained 0.54% during the same time period. For comparison purposes, the MSCI All Country World Index (net) returned -1.90%, the Citigroup World Government Bond Index (Hedged in USD) returned 4.26%, the Russell 3000 Index returned 5.25%, the MSCI World Free Index (net) returned -1.17%, and the Citigroup World Government Bond Index returned -5.21% over the same period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 33; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period and outperformed the benchmark. Positive performance was primarily due to our market allocation strategy and currency management.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the reporting period.

Portfolio performance summary1

What worked:

•  Overall, the portfolio's allocations among equity markets added to performance during the reporting period.

  – The biggest contributors to performance relative to the benchmark were the Fund's overweight positions in Japanese and Chinese equities, as both of these markets benefited from further stimulus by their central banks.

•  Overall, the Fund's allocation among fixed income markets was beneficial for performance.

  – The Fund benefited from long positions in French and Italian government bonds during the reporting period as spreads contracted amid speculation of central bank easing.

  – The Fund also benefited from a relative value trade of long UK gilts versus German bunds, as the spread between the two sovereign bonds narrowed during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

31

UBS Global Allocation Fund

•  Overall, the portfolio's active currency positions were additive for performance.

  – The Fund maintained an overweight to the US dollar relative to commodity currencies such as the New Zealand dollar and Australian dollar. This significantly added to performance relative to the benchmark.

What didn't work:

•  Certain equity trades detracted from performance during the reporting period.

  – The Fund's relative trade of long European equities versus US equities was negative during the reporting period.

  – The Fund's relative trade of long Canadian equities versus Australian equities detracted from performance.

•  Certain fixed income allocations detracted from results.

  – The Fund's overweight to emerging market debt detracted from performance, as concerns grew about emerging sovereigns and corporates meeting their debt obligations in the face of falling oil prices and a rising US dollar.

  – The Fund's position in high yield corporate bonds was slightly negative for performance, as the high yield energy sector came under pressure amid plunging oil prices.

•  Overall, the Fund's security selection was negative for results during the reporting period.

  – The biggest detractor from performance was the Fund's security selection within US large-cap equities.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

32

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.00%	6.19%	6.32%	4.03%
Class C2	0.56	5.44	5.50	3.22
Class P3	1.16	6.55	6.63	4.32
After deducting maximum sales charge
Class A1	(4.54)%	0.36%	5.13%	3.43%
Class C2	(0.44)	4.44	5.50	3.22
MSCI All Country World Index (net)[4,10]	(1.90)%	4.16%	9.17%	6.09%
Citigroup World Government Bond Index (Hedged in USD)[5,10]	4.26	8.35	4.35	4.57
Russell 3000 Index[6,10]	5.25	12.56	15.63	7.94
MSCI World Free Index (net)[7,10]	(1.17)	4.94	10.20	6.03
Citigroup World Government Bond Index[8,10]	(5.21)	(0.48)	1.67	3.08
60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD)[9]	0.54	5.91	7.53	5.88

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.36% and 1.36%; Class C—2.14% and 2.14%; Class P—1.06% and 1.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 27, 2015, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Citigroup World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Russell 3000 Index is designed to measure the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD) is a unmanaged blended index compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

10  Effective on January 31, 2014, the MSCI All Country World Index (net) and Citigroup World Government Bond Index (Hedged in USD) are replacing the Russell 3000 Index, MSCI World Free Index (net) and Citigroup World Government Bond Index as the Fund's primary benchmark indices because they better represent the Fund's portfolio composition and intended risk profile.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

33

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
Apple, Inc.	1.2%
Novartis AG	0.9
Nestle SA	0.7
Bayer AG	0.6
Toronto-Dominion Bank	0.6
Visa, Inc., Class A	0.6
AIA Group Ltd.	0.6
Toyota Motor Corp.	0.5
KDDI Corp.	0.5
Shire PLC	0.5
Total	6.7%

Country exposure by issuer, top five (unaudited)2

As of December 31, 2014

Percentage of net assets
United States	22.4%
United Kingdom	6.8
Japan	6.3
Germany	3.4
Switzerland	2.3
Total	41.2%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
US Treasury Notes, 0.750%, due 12/31/17	1.4%
US Treasury Notes, 3.125%, due 04/30/17	1.0
UK Gilts, 3.750%, due 09/07/20	0.7
US Treasury Bonds, 8.000%, due 11/15/21	0.6
Bundesrepublik Deutschland, 3.000%, due 07/04/20	0.6
Bundesrepublik Deutschland, 3.250%, due 07/04/21	0.5
Republic of Ireland, 5.400%, due 03/13/25	0.4
UK Gilts, 2.000%, due 01/22/16	0.4
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21	0.4
Government of Finland, 4.375%, due 07/04/19	0.4
Total	6.4%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures might be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States: 23.6%, United Kingdom: 7.2%, Japan: 6.3%, Germany: 3.4%, and Switzerland: 2.3%

34

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2014

Common stocks
Aerospace & defense	0.41%
Airlines	0.73
Auto components	0.45
Automobiles	1.62
Banks	3.88
Beverages	0.75
Biotechnology	1.27
Building products	0.04
Capital markets	0.36
Chemicals	1.04
Commercial services & supplies	0.02
Communications equipment	0.07
Construction & engineering	0.18
Construction materials	0.36
Consumer finance	0.43
Diversified financial services	1.03
Diversified telecommunication services	0.50
Electric utilities	0.26
Electrical equipment	0.57
Electronic equipment, instruments & components	0.58
Energy equipment & services	0.50
Food & staples retailing	0.36
Food products	1.81
Health care equipment & supplies	0.23
Health care providers & services	0.39
Hotels, restaurants & leisure	0.88
Household durables	0.39
Industrial conglomerates	0.83
Insurance	3.05
Internet & catalog retail	0.82
Internet software & services	1.88
IT services	0.72
Life sciences tools & services	0.33
Machinery	1.00
Marine	0.29
Media	1.03
Metals & mining	1.48
Multiline retail	0.10
Multi-utilities	0.23
Oil, gas & consumable fuels	1.76
Paper & forest products	0.03
Personal products	0.34
Pharmaceuticals	3.67
Real estate investment trust (REIT)	0.45
Real estate management & development	0.37
Road & rail	0.35
Semiconductors & semiconductor equipment	1.09
Software	1.90
Specialty retail	0.75
Technology hardware, storage & peripherals	1.23
Textiles, apparel & luxury goods	1.35%
Tobacco	0.54
Trading companies & distributors	0.99
Water utilities	0.02
Wireless telecommunication services	0.94
Total common stocks	46.65%
Bonds
Mortgage & agency debt securities	0.14
US government obligations	4.28
Non-US government obligations	7.12
Total bonds	11.54%
Investment companies
iShares JP Morgan USD Emerging Markets Bond ETF	4.73
UBS Emerging Markets Equity Relationship Fund	7.02
UBS Global Corporate Bond Relationship Fund	2.91
Total investment companies	14.66%
Short-term investment	30.32
Options purchased	0.40
Investment of cash collateral from securities loaned	4.41
Total investments	107.98%
Liabilities, in excess of cash and other assets	(7.98)
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures might be different if a breakdown of the underlying investment companies was included.

35

UBS Global Allocation Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks: 46.65%
Australia: 0.27%
Westfield Corp.	188,320	$1,380,455
Brazil: 0.21%
BB Seguridade Participacoes SA	14,000	169,378
BRF SA	10,800	257,750
Cielo SA	11,800	184,977
Fibria Celulose SA ADR*	13,000	157,690
Itau Unibanco Holding SA ADR	23,000	299,230
Total Brazil common stocks		1,069,025
Canada: 1.58%
Canadian Oil Sands Ltd.	102,700	921,100
Canadian Pacific Railway Ltd.	5,805	1,118,565
Lightstream Resources Ltd.[1]	35,375	36,234
Suncor Energy, Inc.	65,000	2,064,469
Teck Resources Ltd., Class B1	70,800	967,726
Toronto-Dominion Bank	64,200	3,067,432
Total Canada common stocks		8,175,526
China: 1.88%
AIA Group Ltd.	524,517	2,892,957
Alibaba Group Holding Ltd. ADR*	10,620	1,103,843
Baidu, Inc. ADR*	820	186,935
Belle International Holdings Ltd.	168,000	188,706
Brilliance China Automotive Holdings Ltd.	52,000	83,258
China Railway Group Ltd., H Shares	826,000	675,561
Cosmo Lady China Holdings Co., Ltd.*[2]	192,909	130,612
Hengan International Group Co., Ltd.	8,000	83,410
Industrial & Commercial Bank of China Ltd., H Shares	680,000	496,531
Jardine Matheson Holdings Ltd.	31,200	1,895,848
Ping An Insurance Group Co. of China Ltd., H Shares	62,000	627,784
Qihoo 360 Technology Co., Ltd. ADR*[1]	1,480	84,745
Shimao Property Holdings Ltd.	113,000	250,250
Sihuan Pharmaceutical Holdings Group Ltd.	113,000	75,163
Sunac China Holdings Ltd.	42,000	42,427
Tencent Holdings Ltd.	33,500	484,709
Wisdom Holdings Group	116,000	66,947
ZTE Corp., H Shares	156,800	339,265
Total China common stocks		9,708,951
	Shares	Value
Denmark: 0.56%
A.P. Moeller - Maersk A/S, Class B	748	$1,487,736
Danske Bank A/S	52,092	1,408,352
Total Denmark common stocks		2,896,088
Finland: 0.46%
Sampo Oyj, Class A	50,957	2,385,521
France: 0.73%
Danone SA	29,296	1,915,315
Schneider Electric SE	25,911	1,887,079
Total France common stocks		3,802,394
Germany: 1.93%
AIXTRON SE*[1]	72,727	817,529
Bayer AG	23,138	3,153,905
Daimler AG	21,848	1,814,565
E.ON SE	71,103	1,215,270
HeidelbergCement AG	18,186	1,283,567
ThyssenKrupp AG*	67,504	1,719,586
Total Germany common stocks		10,004,422
Hong Kong: 0.06%
Beijing Enterprises Water Group Ltd.*	128,000	86,490
PAX Global Technology Ltd.*	199,000	203,837
Total Hong Kong common stocks		290,327
India: 0.40%
Dr Reddy's Laboratories Ltd. ADR	13,700	691,165
HDFC Bank Ltd. ADR	4,000	203,000
ICICI Bank Ltd. ADR	36,500	421,575
Infosys Ltd. ADR	12,280	386,329
Tata Motors Ltd. ADR	9,100	384,748
Total India common stocks		2,086,817
Indonesia: 0.14%
Bank Central Asia Tbk PT	164,700	174,703
Ciputra Development Tbk PT	198,100	19,870
Lippo Karawaci Tbk PT	569,900	46,791
Media Nusantara Citra Tbk PT	434,700	88,855
Surya Citra Media Tbk PT	304,100	85,818
Telekomunikasi Indonesia Persero Tbk PT	1,174,100	269,842
Wijaya Karya Persero Tbk PT	186,300	54,986
Total Indonesia common stocks		740,865
Ireland: 0.85%
Ryanair Holdings PLC ADR*	23,200	1,653,464
Shire PLC	38,477	2,728,021
Total Ireland common stocks		4,381,485

36

UBS Global Allocation Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks—(Continued)
Israel: 0.60%
Check Point Software Technologies Ltd.*	34,100	$2,679,237
Mellanox Technologies Ltd.*	5,230	223,478
Teva Pharmaceutical Industries Ltd. ADR	3,316	190,703
Total Israel common stocks		3,093,418
Italy: 0.45%
Intesa Sanpaolo SpA	445,062	1,291,081
Mediolanum SpA	166,274	1,059,613
Total Italy common stocks		2,350,694
Japan: 6.32%
Astellas Pharma, Inc.	160,800	2,238,674
Bridgestone Corp.	36,300	1,258,954
Fuji Heavy Industries Ltd.	76,500	2,707,028
Hino Motors Ltd.	116,300	1,530,894
Hitachi Ltd.	261,000	1,926,380
Inpex Corp.	94,300	1,049,839
ITOCHU Corp.	119,800	1,278,877
Japan Airlines Co., Ltd.	67,300	1,995,381
KDDI Corp.	44,900	2,820,800
Mitsubishi UFJ Financial Group, Inc.	359,100	1,972,978
ORIX Corp.	184,100	2,316,493
Panasonic Corp.	155,600	1,832,725
Shin-Etsu Chemical Co., Ltd.	30,300	1,972,523
Sumitomo Realty & Development Co., Ltd.	46,000	1,567,181
THK Co., Ltd.	78,500	1,886,504
Tokio Marine Holdings, Inc.	46,900	1,523,204
Toyota Motor Corp.	45,400	2,829,210
Total Japan common stocks		32,707,645
Malaysia: 0.06%
Axiata Group Bhd	91,300	183,761
BerMaz Motor Sdn Bhd*	45,000	42,304
SapuraKencana Petroleum Bhd	149,800	99,106
Total Malaysia common stocks		325,171
Mexico: 0.14%
Alfa SAB de CV, Class A*	31,000	69,212
Alsea SAB de CV*	36,000	99,481
Cemex SAB de CV ADR*[1]	36,598	372,934
Grupo Televisa SAB ADR*	6,100	207,766
Total Mexico common stocks		749,393
Netherlands: 1.10%
Heineken NV	22,121	1,570,761
ING Groep NV CVA*	196,777	2,542,293
	Shares	Value
Koninklijke DSM NV	22,173	$1,352,397
NXP Semiconductors NV*	3,060	233,784
Total Netherlands common stocks		5,699,235
Norway: 0.38%
Telenor ASA	96,247	1,946,944
Peru: 0.04%
Credicorp Ltd.	1,160	185,809
Philippines: 0.12%
GT Capital Holdings, Inc.	3,715	85,093
Metropolitan Bank & Trust Co.	92,005	169,640
Philippine Long Distance Telephone Co.	1,265	81,636
SM Investments Corp.	10,481	189,381
Universal Robina Corp.	21,500	93,737
Total Philippines common stocks		619,487
Russia: 0.03%
Magnit PJSC GDR[3]	3,112	140,641
South Africa: 0.23%
Aspen Pharmacare Holdings Ltd.*	12,384	432,029
Life Healthcare Group Holdings Ltd.	11,221	41,452
Naspers Ltd., Class N	4,166	538,894
Nedbank Group Ltd.	8,154	174,621
Total South Africa common stocks		1,186,996
South Korea: 0.48%
Amorepacific Corp.*	171	345,225
CJ Korea Express Co., Ltd.*	1,307	230,774
Cosmax, Inc.*	1,538	138,840
Coway Co., Ltd.*	1,064	81,132
Hankook Tire Co., Ltd.*	1,529	72,661
Hansae Co., Ltd.*	2,391	86,018
Hanssem Co., Ltd.*	853	88,664
Hyundai Development Co.—Engineering & Construction*	5,471	191,834
Hyundai Wia Corp.*	553	88,410
Korea Electric Power Corp.*	4,143	159,642
NAVER Corp.*	233	149,221
Samsung Card Co., Ltd.*	3,748	150,682
Shinhan Financial Group Co., Ltd.*	5,837	234,619
SK Hynix, Inc.*	11,519	492,269
Total South Korea common stocks		2,509,991
Spain: 1.13%
Acciona SA*	9,970	672,770
Banco Santander SA	226,430	1,900,454
Bankia SA*	1,027,521	1,524,767
Mediaset Espana Comunicacion SA*	137,251	1,725,528
Total Spain common stocks		5,823,519

37

UBS Global Allocation Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks—(Continued)
Sweden: 0.12%
Lundin Petroleum AB*	44,451	$636,110
Switzerland: 2.27%
ACE Ltd.	2,600	298,688
Glencore PLC*	325,331	1,501,672
Nestle SA	50,577	3,687,115
Novartis AG	49,158	4,559,084
Zurich Insurance Group AG*	5,435	1,698,450
Total Switzerland common stocks		11,745,009
Taiwan: 0.40%
Catcher Technology Co., Ltd.	7,000	54,057
Cathay Financial Holding Co., Ltd.	50,000	73,882
Inotera Memories, Inc.*	157,000	246,333
Largan Precision Co., Ltd.	8,000	598,850
MediaTek, Inc.	10,000	145,374
President Chain Store Corp.	29,000	223,991
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	32,000	716,160
Total Taiwan common stocks		2,058,647
Thailand: 0.03%
Charoen Pokphand Foods PCL	181,600	149,457
Turkey: 0.09%
Pegasus Hava Tasimaciligi AS*	9,203	130,161
Turkiye Halk Bankasi AS	53,744	318,358
Total Turkey common stocks		448,519
United Kingdom: 5.64%
Anglo American PLC	75,275	1,392,922
Aon PLC	3,200	303,456
Ashtead Group PLC	130,262	2,313,441
Associated British Foods PLC	35,326	1,727,056
AstraZeneca PLC	27,698	1,956,330
Aviva PLC	276,000	2,073,693
BP PLC	324,947	2,062,625
Burberry Group PLC	56,842	1,442,179
Imperial Tobacco Group PLC	50,804	2,236,365
Lloyds Banking Group PLC*	1,352,324	1,590,684
London Stock Exchange Group PLC	47,725	1,642,170
Noble Corp. PLC	12,400	205,468
Premier Oil PLC	218,290	564,596
Prudential PLC	76,916	1,778,258
Rio Tinto PLC	45,014	2,075,012
SABMiller PLC	33,069	1,723,925
Sage Group PLC	321,270	2,320,399
Vodafone Group PLC	519,417	1,780,887
Total United Kingdom common stocks		29,189,466
	Shares	Value
United States: 17.95%
AbbVie, Inc.	24,050	$1,573,832
Acorda Therapeutics, Inc.*	9,000	367,830
Actavis PLC*	800	205,928
Affiliated Managers Group, Inc.*	5,180	1,099,403
Alnylam Pharmaceuticals, Inc.*	4,400	426,800
Altera Corp.	39,300	1,451,742
Amazon.com, Inc.*	8,250	2,560,387
American Express Co.	18,900	1,758,456
AMETEK, Inc.	20,600	1,084,178
Apple, Inc.	55,045	6,075,867
Applied Materials, Inc.	11,400	284,088
Baker Hughes, Inc.	9,400	527,058
Best Buy Co., Inc.	6,710	261,556
Bio-Rad Laboratories, Inc., Class A*	1,800	217,008
Bluebird Bio, Inc.*	1,400	128,408
Boeing Co.	3,400	441,932
BorgWarner, Inc.	16,450	903,927
Broadcom Corp., Class A	6,100	264,313
Capital One Financial Corp.	3,800	313,690
Catamaran Corp.*	23,500	1,216,125
Celgene Corp.*	13,575	1,518,499
Chimerix, Inc.*	15,400	620,004
Citigroup, Inc.	14,020	758,622
Colfax Corp.*	5,400	278,478
Concho Resources, Inc.*	7,500	748,125
Cummins, Inc.	5,200	749,684
Danaher Corp.	19,000	1,628,490
Digital Realty Trust, Inc.	8,100	537,030
Eli Lilly & Co.	5,200	358,748
Envision Healthcare Holdings, Inc.*	6,400	222,016
EOG Resources, Inc.	4,700	432,729
Estee Lauder Cos., Inc., Class A	15,950	1,215,390
Exxon Mobil Corp.	2,300	212,635
Facebook, Inc., Class A*	28,900	2,254,778
Freescale Semiconductor Ltd.*[1]	9,100	229,593
General Electric Co.	21,200	535,724
General Motors Co.	16,400	572,524
Gilead Sciences, Inc.*	19,300	1,819,218
Google, Inc., Class A*	3,755	1,992,628
Google, Inc., Class C*	2,715	1,429,176
Hain Celestial Group, Inc.*	16,500	961,785
Halliburton Co.	11,700	460,161
Hertz Global Holdings, Inc.*	19,100	476,354
Home Depot, Inc.	19,350	2,031,169
Hospira, Inc.*	6,800	416,500
Impax Laboratories, Inc.*	8,400	266,112
Intercontinental Exchange, Inc.	5,800	1,271,882
Intuitive Surgical, Inc.*	2,230	1,179,536
Invesco Ltd.	6,900	272,688
Jabil Circuit, Inc.	11,600	253,228
Joy Global, Inc.	6,100	283,772

38

UBS Global Allocation Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
JPMorgan Chase & Co.	11,900	$744,702
Laboratory Corp. of America Holdings*	2,000	215,800
Las Vegas Sands Corp.	28,900	1,680,824
Lexicon Pharmaceuticals, Inc.*[1]	157,500	143,309
Lincoln National Corp.	8,600	495,962
LinkedIn Corp., Class A*	4,500	1,033,695
MacroGenics, Inc.*	1,000	35,070
Macy's, Inc.	8,200	539,150
Martin Marietta Materials, Inc.	1,730	190,854
McDermott International, Inc.*[1]	63,300	184,203
MetLife, Inc.	7,200	389,448
Michael Kors Holdings Ltd.*	16,200	1,216,620
Micron Technology, Inc.*	8,440	295,484
Mondelez International, Inc., Class A	16,000	581,200
Monsanto Co.	2,700	322,569
Morgan Stanley	12,400	481,120
NetApp, Inc.	6,000	248,700
NextEra Energy, Inc.	4,600	488,934
NIKE, Inc., Class B	23,700	2,278,755
Owens Corning	6,000	214,860
Pacific DataVision, Inc.*[2]	10,900	370,600
Parker-Hannifin Corp.	3,650	470,667
PDC Energy, Inc.*	8,900	367,303
PepsiCo, Inc.	6,300	595,728
Philip Morris International, Inc.	7,050	574,223
Praxair, Inc.	4,500	583,020
Precision Castparts Corp.	7,050	1,698,204
Priceline Group, Inc.*	1,455	1,659,006
Ralph Lauren Corp.	9,000	1,666,440
Regeneron Pharmaceuticals, Inc.*	3,520	1,444,080
Regulus Therapeutics, Inc.*	3,400	54,536
Rite Aid Corp.*	31,500	236,880
salesforce.com, Inc.*	37,780	2,240,732
Salix Pharmaceuticals Ltd.*	1,400	160,916
Schlumberger Ltd.	12,800	1,093,248
ServiceNow, Inc.*	15,950	1,082,208
ServiceSource International, Inc.*	33,200	155,376
Sherwin-Williams Co.	4,400	1,157,376
Silicon Laboratories, Inc.*	4,900	233,338
Simon Property Group, Inc.	2,200	400,642
Starbucks Corp.	26,650	2,186,633
Symantec Corp.	21,100	541,321
Thermo Fisher Scientific, Inc.	11,800	1,478,422
Time Warner Cable, Inc.	3,600	547,416
TJX Cos., Inc.	22,600	1,549,908
United Rentals, Inc.*	14,950	1,525,050
UnitedHealth Group, Inc.	3,100	313,379
US Bancorp	9,600	431,520
Viacom, Inc., Class B	20,200	1,520,050
Visa, Inc., Class A	11,470	3,007,434
	Shares		Value
VMware, Inc., Class A*		11,500	$948,980
Walgreens Boots Alliance, Inc.		16,330	1,244,346
Walt Disney Co.		5,800	546,302
Waste Management, Inc.		2,200	112,904
Wells Fargo & Co.		2,600	142,532
Yelp, Inc.*		18,200	996,086
Yum! Brands, Inc.		7,900	575,515
Total United States common stocks			92,843,386
Total common stocks (cost $224,080,854)			241,331,413
	Face amount
Bonds: 11.54%
Mortgage & agency debt securities: 0.14%
United States: 0.14%
Federal Home Loan Mortgage Corp. Gold Pools,[4] #G00194, 7.500%, due 02/01/24		$23,910	26,711
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31		614,822	692,241
Total mortgage & agency debt securities (cost $881,233)			718,952
US government obligations: 4.28%
US Treasury Bonds, 2.750%, due 11/15/42		1,305,000	1,303,674
3.000%, due 11/15/44		550,000	578,016
3.625%, due 08/15/43		250,000	294,004
3.750%, due 11/15/43		575,000	691,213
5.375%, due 02/15/31		650,000	905,988
6.250%, due 08/15/23		800,000	1,065,187
8.000%, due 11/15/21		2,385,000	3,318,130
US Treasury Notes, 0.750%, due 12/31/17[1]		7,070,000	6,995,433
1.625%, due 11/15/22		1,635,000	1,586,078
2.500%, due 04/30/15		125,000	125,986
3.125%, due 04/30/17[1]		5,000,000	5,266,795
Total US government obligations (cost $21,216,976)			22,130,504
Non-US government obligations: 7.12%
Australia: 0.77%
Commonwealth of Australia, 4.500%, due 04/21/33	AUD	2,060,000	1,982,235
6.250%, due 04/15/15		2,410,000	1,988,891
			3,971,126

39

UBS Global Allocation Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Belgium: 0.36%
Kingdom of Belgium, 1.250%, due 06/22/18[3]	EUR	1,470,000	$1,854,193
Finland: 0.38%
Government of Finland, 4.375%, due 07/04/19[2,3]		1,382,000	1,995,041
France: 0.39%
Government of France, 3.150%, due 07/25/32[5]		210,310	384,765
3.750%, due 04/25/21		1,120,000	1,643,617
			2,028,382
Germany: 1.43%
Bundesobligation, 1.250%, due 10/14/16		700,000	866,313
Bundesrepublik Deutschland, 3.000%, due 07/04/20		2,310,000	3,247,761
3.250%, due 07/04/21		1,765,000	2,566,282
4.000%, due 01/04/37		390,000	721,102
			7,401,458
Ireland: 0.44%
Republic of Ireland, 5.400%, due 03/13/25		1,380,000	2,300,856
Italy: 0.72%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[3,5]		1,631,525	2,133,350
2.550%, due 09/15/41[5]		695,776	932,060
4.250%, due 02/01/19[3]		470,000	646,539
			3,711,949
Netherlands: 0.36%
Kingdom of the Netherlands, 1.250%, due 01/15/18[2,3]		1,465,000	1,841,129
New Zealand: 0.37%
New Zealand Government Bond, 5.500%, due 04/15/23	NZD	2,170,000	1,912,253
Spain: 0.75%
Kingdom of Spain, 3.300%, due 07/30/16	EUR	570,000	720,104
3.750%, due 10/31/18		920,000	1,241,603
4.200%, due 01/31/37		650,000	985,762
4.800%, due 01/31/24		590,000	913,667
			3,861,136
	Face amount		Value
United Kingdom: 1.15%
UK Gilts, 2.000%, due 01/22/16	GBP	1,350,000	$2,139,575
3.750%, due 09/07/20		2,160,000	3,816,418
			5,955,993
Total Non-US government obligations (cost $37,917,630)			36,833,516
Total bonds (cost $60,015,839)			59,682,972
	Shares
Investment companies: 14.66%
iShares JP Morgan USD Emerging Markets Bond ETF[1]		223,100	24,476,301
UBS Emerging Markets Equity Relationship Fund*[6]		1,027,066	36,320,029
UBS Global Corporate Bond Relationship Fund*[6]		1,123,387	15,047,208
Total investment companies (cost $73,534,090)			75,843,538
Short-term investment: 30.32%
Investment company: 30.32%
UBS Cash Management Prime Relationship Fund[6] (cost $156,842,605)		156,842,605	156,842,605
	Number of contracts
Options purchased : 0.40%
Call options: 0.07%
EURO STOXX 50 Index, strike @ EUR 3,500,expires March 2015		2,176	387,061
Put options: 0.33%
S&P 500 Index, strike @ USD 1,700, expires December 2016		168	1,718,640
Total options purchased (cost $2,201,031)			2,105,701
	Shares
Investment of cash collateral from securities loaned: 4.41%
UBS Private Money Market Fund LLC[6] (cost $22,810,923)		22,810,923	22,810,923
Total investments: 107.98% (cost $539,485,342)			558,617,152
Liabilities, in excess of cash and other assets: (7.98%)			(41,283,652)
Net assets: 100.00%			$517,333,500

40

UBS Global Allocation Fund

Portfolio of investments

December 31, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$32,787,598
Gross unrealized depreciation	(13,655,788)
Net unrealized appreciation of investments	$19,131,810

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 43.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CSI	AUD	10,910,000	USD	9,197,239	03/19/15	$337,462
CSI	GBP	25,135,000	USD	39,514,080	03/19/15	361,702
GSI	CHF	33,160,000	USD	34,401,730	03/19/15	1,002,572
GSI	USD	11,297,973	HUF	2,781,900,000	03/19/15	(685,186)
GSI	USD	21,298,624	MXN	293,970,000	03/19/15	(1,464,437)
GSI	USD	14,443,638	SEK	107,230,000	03/19/15	(684,657)
JPMCB	CNY	38,990,000	USD	6,312,344	03/19/15	80,112
JPMCB	EUR	2,285,000	USD	2,835,630	03/19/15	68,808
JPMCB	IDR	30,222,300,000	USD	2,440,431	03/19/15	32,318
JPMCB	ILS	13,560,000	USD	3,515,139	03/19/15	37,734
JPMCB	KRW	25,696,000,000	USD	23,103,551	03/19/15	(195,475)
JPMCB	MYR	76,495,000	USD	22,631,657	03/19/15	885,703
JPMCB	NOK	10,910,000	USD	1,590,514	03/19/15	129,727
JPMCB	RUB	99,409,826	USD	2,051,802	03/19/15	482,917
JPMCB	TWD	94,800,000	USD	3,074,030	03/19/15	72,830
JPMCB	USD	3,273,307	CAD	3,705,000	03/19/15	(89,417)
JPMCB	USD	19,322,139	INR	1,214,010,000	03/19/15	(381,437)
JPMCB	USD	1,074,866	JPY	126,400,000	03/19/15	(18,905)
JPMCB	USD	11,151,717	PHP	503,500,000	03/19/15	65,529
JPMCB	USD	1,287,616	PLN	4,335,000	03/19/15	(67,218)
JPMCB	USD	3,733,090	SGD	4,865,000	03/19/15	(65,055)
SSB	EUR	6,475,000	USD	8,070,861	03/19/15	230,523
SSB	NZD	60,510,000	USD	46,821,307	03/19/15	(43,761)
Net unrealized appreciation on forward foreign currency contracts						$92,389

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 125 contracts (USD)	March 2015	$19,712,458	$20,648,438	$935,980
10 Year US Treasury Notes, 89 contracts (USD)	March 2015	11,329,830	11,284,922	(44,908)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 276 contracts (USD)	March 2015	(60,409,097)	(60,331,875)	77,222
5 Year US Treasury Notes, 616 contracts (USD)	March 2015	(73,424,576)	(73,260,688)	163,888

41

UBS Global Allocation Fund

Portfolio of investments

December 31, 2014 (unaudited)

Futures contracts (Concluded)

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
E-mini S&P 500 Index, 810 contracts (USD)	March 2015	$80,761,984	$83,122,200	$2,360,216
Hong Kong Hang Seng Index, 190 contracts (HKD)	January 2015	14,480,697	14,643,438	162,741
TOPIX Index, 48 contracts (JPY)	March 2015	5,832,575	5,576,706	(255,869)
Index futures sell contracts:
Mini MSCI Emerging Markets Index, 392 contracts (USD)	March 2015	(18,081,004)	(18,770,920)	(689,916)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 760 contracts (AUD)	March 2015	68,933,527	69,046,341	112,814
Euro-BTP, 75 contracts (EUR)	March 2015	12,164,423	12,306,208	141,785
Euro-OAT, 79 contracts (EUR)	March 2015	13,868,913	14,073,341	204,428
Long Gilt, 403 contracts (GBP)	March 2015	73,043,653	75,078,681	2,035,028
Interest rate futures sell contracts:
Euro-Bund, 301 contracts (EUR)	March 2015	(55,795,069)	(56,771,758)	(976,689)
Japanese Government 10 Year Bond, 22 contracts (JPY)	March 2015	(26,986,296)	(27,144,598)	(158,302)
Net unrealized appreciation on futures contracts				$4,068,418

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$112,619,317	$128,712,096	$—	$241,331,413
Mortgage & agency debt securities	—	718,952	—	718,952
US government obligations	—	22,130,504	—	22,130,504
Non-US government obligations	—	36,833,516	—	36,833,516
Investment companies	24,476,301	51,367,237	—	75,843,538
Short-term investment	—	156,842,605	—	156,842,605
Options purchased	2,105,701	—	—	2,105,701
Investment of cash collateral from securities loaned	—	22,810,923	—	22,810,923
Forward foreign currency contracts	—	3,787,937	—	3,787,937
Futures contracts	6,031,361	162,741	—	6,194,102
Total	$145,232,680	$423,366,511	$—	$568,599,191
Liabilities
Forward foreign currency contracts	$—	$(3,695,548)	$—	$(3,695,548)
Futures contracts	(1,869,815)	(255,869)	—	(2,125,684)
Total	$(1,869,815)	$(3,951,417)	$—	$(5,821,232)

As of December 31, 2014, $128,618,968 of common stocks and futures contracts, net were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures. As of June 30, 2014, $733,125 of common stocks were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

42

UBS Global Allocation Fund

Portfolio of investments

December 31, 2014 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2014.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $4,337,382 or 0.84% of net assets.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of these securities amounted to $8,610,893 or 1.66% of net assets.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Net realized gain during the six months ended 12/31/14	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$155,168,975	$78,265,380	$76,591,750	$—	$—	$156,842,605	$62,458
UBS Private Money Market Fund LLC[a]	22,940,033	156,782,393	156,911,503	—	—	22,810,923	1,228
UBS Emerging Markets Equity Relationship Fund	38,619,219	—	—	—	(2,299,190)	36,320,029	—
UBS Global Corporate Bond Relationship Fund	14,705,474	—	—	—	341,734	15,047,208	—
UBS High Yield Relationship Fund	18,510,237	—	18,224,818	1,640,802	(1,926,221)	—	—
	$249,943,938	$235,047,773	$251,728,071	$1,640,802	$(3,883,677)	$231,020,765	$63,686

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.
43

UBS Multi-Asset Income Fund

Portfolio performance

For the six months ended December 31, 2014, Class A shares of UBS Multi-Asset Income Fund (the "Fund") declined 0.20% (Class A shares returned -4.71% after the deduction of the maximum sales charge), while Class P shares declined 0.06%. For comparison purposes, the Barclays US Corporate Investment Grade Index (the "Index") gained 1.69% during the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 46; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The portfolio was managed in accordance with our low-to-moderate risk profile for the Fund during the review period, and we continued to place a strong emphasis on minimizing interest rate risk and protecting capital. During the six-month period, the Fund paid out income in line with its objective and additionally distributed capital gains earned by the fund.

During the reporting period, we used derivatives, including writing covered calls, to increase cash flow and reduce the risk profile of the Fund's allocation to international equities. We also utilized derivatives, including currency forwards, to hedge our exposures to international currency risk, as well as Treasury futures to manage duration and the Fund's yield curve positioning. In summary, while our derivatives exposure was limited in the portfolio, our ability to increase cash flow and manage unwanted risks relating to currency and duration positively contributed to the Fund's ability to meet our low-to-moderate risk targets.

Portfolio performance summary1

What worked:

•  The Fund's allocation to US equities contributed to performance during the reporting period.

  – The Fund maintained a long position of approximately 14% to US equities, which had strong performance throughout the period. The majority of this allocation was to high dividend stocks.

•  The Fund's exposure to real estate was beneficial for performance.

  – The Fund maintained approximately 6% of its assets in global real estate investment trusts, which performed well during the six-month reporting period.

•  The Fund's allocation to global infrastructure added to performance.

  – The Fund held approximately 4% of its assets in global infrastructure stocks during the reporting period. These assets provided strong performance, delivered through the combination of secure, long-term and operational contracts with intrinsic inflation protection.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

44

UBS Multi-Asset Income Fund

What didn't work:

•  The Fund's allocation to non-US developed and emerging markets equities detracted from performance.

  – The Fund held approximately 8% of its assets in non-US developed equities. Due to concerns regarding global growth and political uncertainty, markets such as Europe and the UK struggled during the reporting period.

  – The Fund maintained a position of approximately 3% in emerging markets equities. As the price of oil continued to fall and the US dollar strengthened, concerns grew over emerging markets corporates and the equity market was negatively impacted.

•  The Fund's allocation to high yield corporate bonds was negative during the reporting period.

  – High yield corporate bonds continue to be a large portion of the portfolio given attractive yields and strong fundamentals. However, the energy sector, which comprises roughly 15% of the US high yield index, was negatively impacted during the period by the falling price of oil. Spreads in the energy sector widened significantly during the period.

•  The Fund's allocation to emerging markets debt was negative for performance.

  – The Fund maintained a position of approximately 6% in emerging markets debt over the reporting period. As the price of oil continued to decline, concerns grew on countries that derive a large portion of their exports from oil, such as Russia, Venezuela and Nigeria.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

45

UBS Multi-Asset Income Fund

Average annual total returns for periods ended 12/31/14 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(0.20)%	3.80%	4.87%
Class C3	(0.67)	2.97	4.10
Class P4	(0.06)	4.08	5.16
After deducting maximum sales charge
Class A2	(4.71)%	(0.83)%	3.09%
Class C3	(1.35)	2.27	4.10
Barclays US Corporate Investment Grade Index[5]	1.69%	7.46%	4.58%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—2.04% and 1.35%; Class C—2.79% and 2.10%; Class P—1.57% and 1.10%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Multi-Asset Income Fund and the index is April 25, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Corporate Investment Grade Index is a sub-index of the Barclays US Credit Index, and includes USD-denominated securities publicly issued by US and non-US industrial, utility, and financial issuers that meet the specified maturity, liquidity and quality requirements. Investors should note that the indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

46

UBS Multi-Asset Income Fund

Top ten equity holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
John Laing Infrastructure Fund Ltd.	1.7%
Simon Property Group, Inc.	0.3
Sun Hung Kai Properties Ltd.	0.2
Public Storage	0.1
Equity Residential	0.1
Unibail-Rodamco SE	0.1
Mitsui Fudosan Co., Ltd.	0.1
Health Care REIT, Inc.	0.1
Prologis, Inc.	0.1
AvalonBay Communities, Inc.	0.1
Total	2.9%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2014

Percentage of net assets
United States	20.0%
Italy	5.3
United Kingdom	2.2
Japan	0.7
Australia	0.4
Total	28.6%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29	7.3%
Buoni Poliennali Del Tesoro, 4.750%, due 09/01/44	2.6
Buoni Poliennali Del Tesoro, 5.000%, due 09/01/40	2.6
US Treasury Bonds, 3.000%, due 11/15/44	1.0
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	0.9
Federal National Mortgage Association REMIC, IO, Series 2013-87, Class IW, 2.500%, due 06/25/28	0.8
Federal National Mortgage Association Pools, 4.500%, TBA	0.7
Federal National Mortgage Association Pools, #FN AW3613, 3.500%, due 06/01/44	0.6
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class D, 3.661%, due 07/15/31	0.5
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.661%, due 11/15/27	0.5
Total	17.5%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund. Figures might be different if a breakdown of the underlying investment companies was included.

47

UBS Multi-Asset Income Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2014

Common stocks
Capital markets	1.75%
Real estate investment trust (REIT)	5.30
Real estate management & development	1.22
Total common stocks	8.27%
Bonds
Commercial mortgage-backed securities	2.49
Mortgage & agency debt securities	5.31
US government obligations	8.67
Non-US government obligations	5.27
Total bonds	21.74%
Investment companies
HICL Infrastructure Co., Ltd.	2.82
iShares Core S&P 500 ETF	10.03
iShares iBoxx $ High Yield Corporate Bond ETF	16.68
iShares iBoxx $ Investment Grade Corporate Bond ETF	9.71
iShares JP Morgan USD Emerging Markets Bond ETF	5.63
iShares MSCI EAFE ETF	5.64
iShares Select Dividend Fund	9.76
SPDR Barclays Short Term High Yield Bond ETF	3.96
WisdomTree Emerging Markets Equity Income Fund	5.08
Total investment companies	69.31%
Short-term investments	2.98
Total investments	102.30%
Liabilities, in excess of cash and other assets	(2.30)
Net assets	100.00%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund. Figures might be different if a breakdown of the underlying investment companies was included.

48

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks: 8.27%
Australia: 0.41%
BWP Trust	976	$2,214
Dexus Property Group	1,395	7,897
Federation Centres	2,263	5,269
Goodman Group	1,773	8,189
GPT Group	1,924	6,809
Investa Office Fund	764	2,256
Mirvac Group	4,168	6,029
Novion Property Group	2,907	4,997
Scentre Group*	5,604	15,877
Stockland	2,516	8,408
Westfield Corp.	1,986	14,558
Total Australia common stocks		82,503
Austria: 0.01%
CA Immobilien Anlagen AG*	113	2,113
Belgium: 0.02%
Aedifica SA	28	1,886
Cofinimmo SA	26	3,013
Total Belgium common stocks		4,899
Canada: 0.19%
Allied Properties REIT	102	3,287
Artis REIT	186	2,270
Calloway REIT	134	3,149
Canadian Apartment Properties REIT	153	3,309
Canadian REIT	105	4,138
Chartwell Retirement Residences	258	2,645
Cominar REIT	174	2,787
Dream Office Real Estate Investment Trust	137	2,966
H&R REIT	247	4,620
Killam Properties, Inc.	156	1,378
RioCan REIT	310	7,052
Total Canada common stocks		37,601
China: 0.35%
Champion REIT	5,000	2,321
Hang Lung Properties Ltd.	3,000	8,369
Hongkong Land Holdings Ltd.	1,000	6,738
Hysan Development Co., Ltd.	1,030	4,571
Kerry Properties Ltd.	1,000	3,608
Link REIT	2,600	16,213
New World Development Co., Ltd.	5,778	6,633
Sino Land Co., Ltd.	2,317	3,719
Swire Properties Ltd.	1,400	4,119
Wharf Holdings Ltd.	2,000	14,358
Total China common stocks		70,649
	Shares	Value
Finland: 0.02%
Citycon Oyj	729	$2,248
Sponda Oyj	421	1,833
Total Finland common stocks		4,081
France: 0.22%
Fonciere Des Regions	46	4,252
Gecina SA	26	3,246
ICADE	42	3,360
Klepierre	127	5,453
Unibail-Rodamco SE	107	27,449
Total France common stocks		43,760
Germany: 0.10%
Deutsche Annington Immobilien SE	88	2,987
Deutsche Euroshop AG	62	2,708
Deutsche Wohnen AG	288	6,794
LEG Immobilien AG*	69	5,140
TAG Immobilien AG	176	2,044
Total Germany common stocks		19,673
Hong Kong: 0.15%
Sun Hung Kai Properties Ltd.	2,000	30,301
Israel: 0.01%
Azrieli Group	48	1,580
Italy: 0.00%[1]
Beni Stabili SpA	1,813	1,272
Japan: 0.68%
Advance Residence Investment Corp.	2	5,352
Aeon Mall Co., Ltd.	160	2,835
Frontier Real Estate Investment Corp.	1	4,582
GLP J-REIT	3	3,342
Hulic Co., Ltd.	400	3,999
Japan Excellent, Inc.	2	2,666
Japan Hotel REIT Investment Corp.	3	1,925
Japan Prime Realty Investment Corp.	1	3,479
Japan Real Estate Investment Corp.	2	9,637
Japan Retail Fund Investment Corp.	3	6,340
Kenedix Office Investment Corp.	1	5,660
Mitsubishi Estate Co., Ltd.	1,000	21,071
Mitsui Fudosan Co., Ltd.	1,000	26,816
Mori Hills REIT Investment Corp.	2	2,878
Mori Trust Sogo Reit, Inc.	1	2,005
Nippon Accommodations Fund, Inc.	1	3,954
Nippon Building Fund, Inc.	2	10,040
Nippon Prologis REIT, Inc.	2	4,343
Nomura Real Estate Holdings, Inc.	100	1,711
Nomura Real Estate Master Fund, Inc.	3	3,885
NTT Urban Development Corp.	100	1,007

49

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks—(Continued)
Japan—(Concluded)
Orix JREIT, Inc.	3	$4,219
Tokyu REIT, Inc.	1	1,364
United Urban Investment Corp.	3	4,722
Total Japan common stocks		137,832
Luxembourg: 0.03%
GAGFAH SA*	255	5,695
Netherlands: 0.04%
Corio NV	54	2,644
Eurocommercial Properties NV CVA	67	2,847
NSI NV	119	530
Wereldhave NV	30	2,066
Total Netherlands common stocks		8,087
New Zealand: 0.01%
Kiwi Property Group Ltd.	2,220	2,147
Norway: 0.01%
Norwegian Property ASA*	1,146	1,550
Singapore: 0.21%
Ascendas REIT	3,000	5,381
CapitaCommercial Trust	2,000	2,641
CapitaLand Ltd.	3,000	7,459
CapitaMall Trust	3,000	4,606
Global Logistic Properties Ltd.	4,000	7,458
Keppel Land Ltd.	1,000	2,576
Mapletree Commercial Trust	2,000	2,128
Mapletree Industrial Trust	2,112	2,363
Mapletree Logistics Trust	3,096	2,764
Suntec REIT	3,000	4,438
Total Singapore common stocks		41,814
Spain: 0.01%
Inmobiliaria Colonial SA*	2,044	1,350
Sweden: 0.07%
Castellum AB	206	3,209
Fabege AB	174	2,234
Fastighets AB Balder, Class B*	161	2,261
Kungsleden AB	338	2,431
Wallenstam AB, Class B	150	2,490
Wihlborgs Fastigheter AB	131	2,390
Total Sweden common stocks		15,015
Switzerland: 0.06%
Allreal Holding AG*	18	2,484
Mobimo Holding AG*	7	1,400
PSP Swiss Property AG*	55	4,734
	Shares	Value
Swiss Prime Site AG*	52	$3,814
Total Switzerland common stocks		12,432
United Kingdom: 2.17%
Big Yellow Group PLC	193	1,819
British Land Co., PLC	1,026	12,372
Capital & Counties Properties PLC	755	4,266
Daejan Holdings PLC	16	1,387
Derwent London PLC	108	5,042
Development Securities PLC	443	1,524
F&C Commercial Property Trust Ltd.	244	519
Grainger PLC	535	1,558
Great Portland Estates PLC	415	4,734
Hammerson PLC	865	8,101
Helical Bar PLC	236	1,403
Intu Properties PLC	703	3,635
John Laing Infrastructure Fund Ltd.	183,528	351,136
Land Securities Group PLC	810	14,560
Londonmetric Property PLC	815	1,933
MedicX Fund Ltd.	1,435	1,849
Picton Property Income Ltd.	1,958	1,984
Primary Health Properties PLC	442	2,549
Quintain Estates & Development PLC*	989	1,469
Schroder REIT	896	832
Segro PLC	859	4,921
Shaftesbury PLC	307	3,715
ST Modwen Properties PLC	256	1,539
Unite Group PLC	265	1,910
Workspace Group PLC	167	1,974
Total United Kingdom common stocks		436,731
United States: 3.49%
Acadia Realty Trust	40	1,281
Agree Realty Corp.	49	1,523
Alexander's, Inc.	8	3,497
Alexandria Real Estate Equities, Inc.	72	6,389
American Assets Trust, Inc.	72	2,866
American Campus Communities, Inc.	138	5,708
American Homes 4 Rent, Class A	166	2,827
American Realty Capital Properties, Inc.	943	8,534
Apartment Investment & Management Co., Class A	130	4,829
Ashford Hospitality Trust, Inc.	100	1,048
AvalonBay Communities, Inc.	141	23,038
BioMed Realty Trust, Inc.	172	3,705
Boston Properties, Inc.	164	21,105
Brandywine Realty Trust	222	3,548
Brixmor Property Group, Inc.	94	2,335
Camden Property Trust	85	6,276
CBL & Associates Properties, Inc.	216	4,195
Chambers Street Properties	333	2,684
Chesapeake Lodging Trust	79	2,940
50

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Corporate Office Properties Trust	111	$3,149
Cousins Properties, Inc.	246	2,809
CubeSmart	181	3,995
DCT Industrial Trust, Inc.	115	4,101
DDR Corp.	286	5,251
DiamondRock Hospitality Co.	263	3,911
Digital Realty Trust, Inc.	136	9,017
Douglas Emmett, Inc.	179	5,084
Duke Realty Corp.	316	6,383
DuPont Fabros Technology, Inc.	94	3,125
EastGroup Properties, Inc.	51	3,229
Education Realty Trust, Inc.	61	2,232
Empire State Realty Trust, Inc., Class A	100	1,758
EPR Properties	46	2,651
Equity Commonwealth	155	3,979
Equity LifeStyle Properties, Inc.	102	5,258
Equity Residential	383	27,515
Essex Property Trust, Inc.	69	14,255
Extra Space Storage, Inc.	106	6,216
Federal Realty Investment Trust	73	9,743
FelCor Lodging Trust, Inc.	171	1,850
First Industrial Realty Trust, Inc.	145	2,981
First Potomac Realty Trust	100	1,236
Forest City Enterprises, Inc., Class A*	208	4,430
General Growth Properties, Inc.	542	15,246
Glimcher Realty Trust	210	2,885
Government Properties Income Trust	76	1,749
HCP, Inc.	492	21,663
Health Care REIT, Inc.	331	25,047
Healthcare Realty Trust, Inc.	139	3,797
Hersha Hospitality Trust	200	1,406
Highwoods Properties, Inc.	79	3,498
Home Properties, Inc.	78	5,117
Hospitality Properties Trust	195	6,045
Host Hotels & Resorts, Inc.	819	19,468
Hudson Pacific Properties, Inc.	70	2,104
Kilroy Realty Corp.	78	5,387
Kimco Realty Corp.	440	11,062
Kite Realty Group Trust	59	1,696
LaSalle Hotel Properties	133	5,383
Lexington Realty Trust	329	3,612
Liberty Property Trust	140	5,268
LTC Properties, Inc.	58	2,504
Macerich Co.	149	12,428
Mack-Cali Realty Corp.	124	2,363
	Shares	Value
Mid-America Apartment Communities, Inc.	71	$5,302
National Health Investors, Inc.	44	3,078
National Retail Properties, Inc.	155	6,102
New York REIT, Inc.	200	2,118
Omega Healthcare Investors, Inc.	109	4,259
Parkway Properties, Inc.	94	1,729
Pebblebrook Hotel Trust	88	4,015
Pennsylvania REIT	99	2,323
Piedmont Office Realty Trust, Inc., Class A	125	2,355
Post Properties, Inc.	73	4,290
Prologis, Inc.	536	23,064
PS Business Parks, Inc.	40	3,182
Public Storage	155	28,652
Ramco-Gershenson Properties Trust	113	2,118
Realty Income Corp.	223	10,639
Regency Centers Corp.	90	5,740
Retail Properties of America, Inc., Class A	300	5,007
RLJ Lodging Trust	170	5,700
Sabra Health Care REIT, Inc.	62	1,883
Saul Centers, Inc.	64	3,660
Senior Housing Properties Trust	246	5,439
Simon Property Group, Inc.	334	60,825
SL Green Realty Corp.	102	12,140
Sovran Self Storage, Inc.	44	3,838
Spirit Realty Capital, Inc.	481	5,719
STAG Industrial, Inc.	75	1,837
Strategic Hotels & Resorts, Inc.*	216	2,858
Sun Communities, Inc.	55	3,325
Sunstone Hotel Investors, Inc.	237	3,913
Tanger Factory Outlet Centers Inc.	124	4,583
Taubman Centers, Inc.	56	4,280
UDR, Inc.	257	7,921
Universal Health Realty Income Trust	56	2,695
Ventas, Inc.	316	22,657
Vornado Realty Trust	180	21,188
Washington Prime Group, Inc.	200	3,444
Washington REIT	39	1,079
Weingarten Realty Investors	89	3,108
WP Carey, Inc.	78	5,468
Total United States common stocks		701,747
Venezuela: 0.01%
Warehouses De Pauw SCA	26	1,974
Total common stocks (cost $1,473,108)		1,664,806

51

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Face amount	Value
Bonds: 21.74%
Commercial mortgage-backed securities: 2.49%
United States: 2.49%
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.211%, due 08/15/26[2,3]	$100,000	$99,939
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.061%, due 07/15/31[2,3]	100,000	99,833
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class D, 2.661%, due 10/15/29[2,3]	100,000	100,018
Series 2014-FL5, Class D, 3.661%, due 07/15/31[2,3]	100,000	100,462
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.661%, due 11/15/27[3]	100,000	100,438
Total commercial mortgage-backed securities (cost $500,147)		500,690
Mortgage & agency debt securities: 5.31%
United States: 5.31%
Federal Home Loan Mortgage Corp. Gold Pools,[4] # Q20860, 3.500%, due 08/01/43	46,487	48,387
Federal Home Loan Mortgage Corp. REMIC, IO,[4] 3.000%, due 05/15/27	122,946	12,565
Federal National Mortgage Association Pools,[4] 3.500%, TBA	50,000	52,820
4.500%, TBA	125,000	135,449
5.500%, TBA	75,000	83,895
# AP0495, 3.500%, due 08/01/42	47,062	49,155
# AP3839, 3.500%, due 09/01/42	67,786	70,990
# FN AW3613, 3.500%, due 06/01/44	121,204	126,487
Federal National Mortgage Association REMIC, IO,[4] Series 2013-87, Class IW, 2.500%, due 06/25/28	1,713,540	170,024
Government National Mortgage Association Pools, # G2 779424, 4.000%, due 06/20/42	57,046	61,658
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	914,548	172,359
	Face amount		Value
Series 2012-26, Class GI, 3.500%, due 02/20/27		$699,070	$83,610
Total mortgage & agency debt securities (cost $1,086,979)			1,067,399
US government obligations: 8.67%
US Treasury Bonds, 3.000%, due 11/15/44		195,000	204,933
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29[5]		715,000	1,478,015
US Treasury Inflation Indexed Notes (TIPS), 2.625%, due 07/15/17[5]		50,000	61,406
Total US government obligations (cost $1,742,690)			1,744,354
Non-US government obligations: 5.27%
Italy: 5.27%
Buoni Poliennali Del Tesoro, 4.750%, due 09/01/44[2,6]	EUR	340,000	532,843
5.000%, due 09/01/40[6]		330,000	527,237
Total Non-US government obligations (cost $1,059,780)			1,060,080
Total bonds (cost $4,389,596)			4,372,523
	Shares
Investment companies: 69.31%
HICL Infrastructure Co., Ltd.		238,143	566,308
iShares Core S&P 500 ETF		9,750	2,017,275
iShares iBoxx $ High Yield Corporate Bond ETF		37,446	3,355,161
iShares iBoxx $ Investment Grade Corporate Bond ETF		16,350	1,952,353
iShares JP Morgan USD Emerging Markets Bond ET		10,332	1,133,524
iShares MSCI EAFE ETF		18,655	1,134,970
iShares Select Dividend Fund		24,725	1,963,165
SPDR Barclays Short Term High Yield Bond ETF		27,556	796,644
WisdomTree Emerging Markets Equity Income Fund		24,260	1,022,802
Total investment companies (cost $14,258,851)			13,942,202

52

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2014 (unaudited)

	Shares	Value
Short-term investment: 2.98%
Investment company: 2.98%
UBS Cash Management Prime Relationship Fund[7] (cost $598,630)	598,630	$598,630
Total investments: 102.30% (cost $20,720,185)		20,578,161
Liabilities, in excess of cash and other assets: (2.30%)		(462,275)
Net assets: 100.00%		$20,115,886

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$533,535
Gross unrealized depreciation	(675,559)
Net unrealized depreciation of investments	$(142,024)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 55.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	195,400	USD	158,651	01/29/15	$(586)
JPMCB	CHF	106,800	USD	108,823	01/29/15	1,359
JPMCB	EUR	1,204,500	USD	1,476,351	01/29/15	18,458
JPMCB	GBP	806,800	USD	1,259,651	01/29/15	2,415
JPMCB	HKD	1,069,200	USD	137,832	01/29/15	(43)
JPMCB	JPY	44,628,200	USD	372,519	01/29/15	(144)
Net unrealized appreciation on forward foreign currency contracts						$21,459

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized depreciation
US Treasury futures sell contracts:
10 Year US Treasury Notes, 10 contracts (USD)	March 2015	$(1,259,907)	$(1,267,968)	$(8,061)
Index futures sell contracts:
Mini MSCI Emerging Markets Index, 13 contracts (USD)	March 2015	(608,816)	(622,505)	(13,689)
Interest rate futures sell contracts:
Euro-BTP, 6 contracts (EUR)	March 2015	(973,213)	(984,497)	(11,284)
Net unrealized depreciation on futures contracts				$(33,034)

53

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$739,348	$925,458	$—	$1,664,806
Commercial mortgage-backed securities	—	500,690	—	500,690
Mortgage & agency debt securities	—	1,067,399	—	1,067,399
US government obligations	—	1,744,354	—	1,744,354
Non-US government obligations	—	1,060,080	—	1,060,080
Investment companies	13,942,202	—	—	13,942,202
Short-term investment	—	598,630	—	598,630
Forward foreign currency contracts	—	22,232	—	22,232
Total	$23,681,550	$5,918,843	$—	$20,600,393
Liabilities
Forward foreign currency contracts	$—	$(773)	$—	$(773)
Futures contracts	(33,034)	—	—	(33,034)
Total	$(33,034)	$(773)	$—	$(33,807)

As of December 31, 2014, $925,458 of common stocks were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period.

	Mortgage & agency debt securities	Total
Assets
Beginning balance	$233,714	$233,714
Purchases	—	—
Issuances	—	—
Sales	(97,525)	(97,525)
Accrued discounts (premiums)	(10,844)	(10,844)
Total realized gain	(34,220)	(34,220)
Change in net unrealized appreciation/depreciation	(552)	(552)
Transfers into Level 3	—	—
Transfers out of Level 3[8]	(90,573)	(90,573)
Ending balance	$—	$—

54

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2014 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Amount represents less than 0.005%.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $933,095 or 4.64% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014 and changes periodically.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of these securities amounted to $1,060,080 or 5.27% of net assets.

7  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the six months ended 12/31/14	Sales during the six months ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the six months ended 12/31/14
UBS Cash Management Prime Relationship Fund	$1,554,008	$3,779,287	$4,734,665	$598,630	$227

8  Transfers out of Level 3 represent the value at the end of the period. At December 31, 2014, securities were transferred from Level 3 to Level 2 as the valuations are based on observable inputs from an established pricing source.

See accompanying notes to financial statements.
55

The UBS Funds

December 31, 2014 (unaudited)

Portfolio acronyms

ADR  American Depositary Receipt

CDO  Collateralized Debt Obligations

CVA  Dutch Certification—Depository Certificate

GDR  Global Depository Receipt

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydown. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

MSCI  Morgan Stanley & Co. International PLC

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SPDR  Standard & Poor's Depository Receipts

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSFB  Credit Suisse First Boston

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

SSB  State Street Bank

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.
56

The UBS Funds

December 31, 2014 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2014 to December 31, 2014.

57

The UBS Funds

December 31, 2014 (unaudited)

		Beginning account value July 1, 2014	Ending account value December 31, 2014	Expenses paid during period* 07/01/14 – 12/31/14	Expense ratio during period
UBS Asset Growth Fund
Class A	Actual	$1,000.00	$949.70	$6.88	1.40%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class C	Actual	1,000.00	946.20	10.55	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class P	Actual	1,000.00	950.70	5.65	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15
UBS Dynamic Alpha Fund
Class A	Actual	1,000.00	1,018.90	6.87	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class C	Actual	1,000.00	1,015.20	10.67	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.62	10.66	2.10
Class P	Actual	1,000.00	1,021.40	5.60	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,010.00	6.64	1.31
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.67	1.31
Class C	Actual	1,000.00	1,005.60	10.51	2.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.72	10.56	2.08
Class P	Actual	1,000.00	1,011.60	5.17	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.19	1.02

58

The UBS Funds

December 31, 2014 (unaudited)

		Beginning account value July 1, 2014	Ending account value December 31, 2014	Expenses paid during period* 07/01/14 – 12/31/14	Expense ratio during period
UBS Multi-Asset Income Fund
Class A	Actual	$1,000.00	$998.00	$4.78	0.95%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class C	Actual	1,000.00	993.30	8.54	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class P	Actual	1,000.00	999.40	3.53	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

59

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2014 (unaudited)

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$19,728,329	$275,318,648
Affiliated issuers	6,517,429	24,830,865
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	744,260	1,616,728
Foreign currency	4	4,507,742
	$26,990,022	$306,273,983
Investments, at value:
Unaffiliated issuers	$19,652,193	$265,342,389
Affiliated issuers	6,517,429	24,830,865
Investments of cash collateral in an affiliated issuer received from securities loaned[1]	744,260	1,616,728
Foreign currency	4	4,436,287
Cash	4,209	234,155
Receivables:
Investment securities sold	—	120,872
Interest	1,161	2,392,640
Fund shares sold	1,743	867,945
Foreign tax reclaims	—	17,037
Due from Advisor	—	—
Due from broker	—	130,212
Dividends	31,847	1,992
Variation margin on futures contracts	647,090	—
Due from broker for centrally-cleared swap agreements	—	56,264
Due from broker for futures contracts	—	4,779,092
Cash collateral for futures contracts	1,431,725	9,747,569
Cash collateral for swap agreements	—	5,681,000
Outstanding swap agreements, at value[2]	—	7,568,231
Unrealized appreciation on forward foreign currency contracts	—	2,978,358
Other assets	21,974	45,365
Total assets	29,053,635	330,847,001
Liabilities:
Payables:
Cash collateral from securities loaned	744,260	1,616,728
Investment securities purchased	1,123,668	130,212
Investment advisory and administration fee	3,547	237,536
Custody and fund accounting fees	17,315	59,659
Fund shares redeemed	15,624	1,642,247
Distribution and service fees	13,150	91,026
Trustees' fees	5,525	14,079
Due to broker for futures contracts	830,011	—
Variation margin on futures contracts	—	724,181
Accrued expenses	44,868	47,268
Outstanding swap agreements, at value[2]	—	6,108,011
Unrealized depreciation on forward foreign currency contracts	—	1,793,722
Total liabilities	2,797,968	12,464,669
Net assets	$26,255,667	$318,382,332

1  The market value of securities loaned by UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund, as of December 31, 2014 was $4,726,959, $1,898,009, and $26,986,743, respectively.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $76,667.

60

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$312,102,287	$20,121,555
Affiliated issuers	204,572,132	598,630
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	22,810,923	—
Foreign currency	1,592,952	26,964
	$541,078,294	$20,747,149
Investments, at value:
Unaffiliated issuers	$327,596,387	$19,979,531
Affiliated issuers	208,209,842	598,630
Investments of cash collateral in an affiliated issuer received from securities loaned[1]	22,810,923	—
Foreign currency	1,571,873	27,029
Cash	410,226	—
Receivables:
Investment securities sold	7,209,634	1,207,244
Interest	628,930	31,776
Fund shares sold	19,477	294
Foreign tax reclaims	145,475	498
Due from Advisor	—	12,485
Due from broker	—	—
Dividends	180,129	8,988
Variation margin on futures contracts	4,078,192	—
Due from broker for centrally-cleared swap agreements	—	—
Due from broker for futures contracts	—	30,488
Cash collateral for futures contracts	9,404,293	73,787
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	3,787,937	22,232
Other assets	73,869	20,348
Total assets	586,127,187	22,013,330
Liabilities:
Payables:
Cash collateral from securities loaned	22,810,923	—
Investment securities purchased	353,534	1,477,924
Investment advisory and administration fee	417,906	—
Custody and fund accounting fees	75,411	17,194
Fund shares redeemed	38,048,271	297,810
Distribution and service fees	270,128	8,865
Trustees' fees	22,167	5,305
Due to broker for futures contracts	2,947,335	—
Variation margin on futures contracts	—	33,011
Accrued expenses	152,464	56,562
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	3,695,548	773
Total liabilities	68,793,687	1,897,444
Net assets	$517,333,500	$20,115,886

See accompanying notes to financial statements.
61

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2014 (unaudited)

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Net assets consist of:
Beneficial interest	$52,264,348	$691,955,597
Accumulated undistributed (distributions in excess of) net investment income	76,057	(8,924,787)
Accumulated net realized gain (loss)	(26,675,243)	(356,647,889)
Net unrealized appreciation (depreciation)	590,505	(8,000,589)
Net assets	$26,255,667	$318,382,332
Class A:
Net assets	$14,319,631	$91,247,512
Shares outstanding	1,614,080	12,807,879
Net asset value and redemption proceeds per share	$8.87	$7.12
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$9.39	$7.53
Class C:
Net assets	$6,500,982	$47,374,688
Shares outstanding	739,695	7,068,639
Net asset value and offering price per share	$8.79	$6.70
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$8.70	$6.63
Class P:
Net assets	$5,435,054	$179,760,132
Shares outstanding	612,139	24,799,468
Net asset value per share, offering price per share, and redemption proceeds per share	$8.88	$7.25

1  For UBS Asset Growth Fund, UBS Dynamic Alpha Fund, and UBS Global Allocation Fund Class A, the maximum sales charge is 5.50%. Classes C and P have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class P has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

2  For UBS Multi Asset Income Fund Class A, the maximum sales charge is 4.50%. Classes C and P have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 0.75%. Class P has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

62

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Net assets consist of:
Beneficial interest	$1,459,639,534	$20,438,830
Accumulated undistributed (distributions in excess of) net investment income	(3,795,836)	(331,708)
Accumulated net realized gain (loss)	(961,761,064)	161,664
Net unrealized appreciation (depreciation)	23,250,866	(152,900)
Net assets	$517,333,500	$20,115,886
Class A:
Net assets	$238,397,100	$3,022,647
Shares outstanding	21,383,886	314,101
Net asset value and redemption proceeds per share	$11.15	$9.62
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$11.80	$10.07
Class C:
Net assets	$156,522,382	$6,847,637
Shares outstanding	14,427,125	712,194
Net asset value and offering price per share	$10.85	$9.61
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$10.74	$9.54
Class P:
Net assets	$122,414,018	$10,245,602
Shares outstanding	10,759,408	1,064,114
Net asset value per share, offering price per share, and redemption proceeds per share	$11.38	$9.63

See accompanying notes to financial statements.
63

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2014 (unaudited)

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Investment income:
Dividends	$285,464	$—
Interest and other	555	3,112,057
Affiliated income	3,122	8,720
Securities lending[1]	23,901	708
Foreign tax withheld	—	(4,129)
Total income	313,042	3,117,356
Expenses:
Advisory and administration	149,264	1,505,064
Distribution and service:
Class A	21,520	146,043
Class C	35,717	247,782
Transfer agency and related service fees:
Class A	3,528	53,498
Class C	2,212	17,667
Class P	757	30,705
Custodian and fund accounting	26,074	91,811
Federal and state registration	24,561	27,384
Professional services	48,475	68,837
Shareholder reports	3,225	21,786
Trustees	11,035	28,230
Other	17,934	36,691
Total expenses	344,302	2,275,498
Fee waivers and/or expense reimbursements by Advisor	(119,651)	(91,046)
Net expenses	224,651	2,184,452
Net investment income (loss)	88,391	932,904
Net realized gain (loss) on:
Investments in unaffiliated issuers	59,828	3,504,721
Investments in affiliated issuers	—	—
Futures contracts	(1,505,008)	1,594,630
Options written	—	1,320,833
Swap agreements	—	(3,046,634)
Forward foreign currency contracts	—	11,443,091
Foreign currency transactions	3,553	(1,174,049)
Net realized gain (loss)	(1,441,627)	13,642,592
Change in net unrealized appreciation/depreciation on:
Investments	(590,505)	(10,028,969)
Futures contracts	462,560	(1,509,069)
Options written	—	(786,172)
Swap agreements	—	360,856
Forward foreign currency contracts	—	3,958,488
Translation of other assets and liabilities denominated in foreign currency	4,173	(396,895)
Change in net unrealized appreciation/depreciation	(123,772)	(8,401,761)
Net realized and unrealized gain (loss)	(1,565,399)	5,240,831
Net increase (decrease) in net assets resulting from operations	$(1,477,008)	$6,173,735

1  Includes affiliated income from UBS Private Money Market Fund LLC of $226, $48 and $1,228 for UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund, respectively.

64

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Investment income:
Dividends	$2,639,512	$365,345
Interest and other	549,041	47,505
Affiliated income	62,458	227
Securities lending[1]	133,897	—
Foreign tax withheld	(67,999)	(449)
Total income	3,316,909	412,628
Expenses:
Advisory and administration	2,548,464	74,502
Distribution and service:
Class A	326,760	7,039
Class C	830,638	36,879
Transfer agency and related service fees:
Class A	92,197	4,061
Class C	74,751	2,485
Class P	20,222	2,796
Custodian and fund accounting	116,705	28,120
Federal and state registration	26,318	23,038
Professional services	77,490	61,383
Shareholder reports	40,866	4,058
Trustees	44,245	10,621
Other	56,287	15,996
Total expenses	4,254,943	270,978
Fee waivers and/or expense reimbursements by Advisor	—	(148,695)
Net expenses	4,254,943	122,283
Net investment income (loss)	(938,034)	290,345
Net realized gain (loss) on:
Investments in unaffiliated issuers	22,671,796	85,449
Investments in affiliated issuers	1,640,802	—
Futures contracts	9,828,481	(70,445)
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	7,941,005	435,608
Foreign currency transactions	(346,617)	(10,078)
Net realized gain (loss)	41,735,467	440,534
Change in net unrealized appreciation/depreciation on:
Investments	(40,380,805)	(836,951)
Futures contracts	1,888,827	(23,764)
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	2,915,218	63,204
Translation of other assets and liabilities denominated in foreign currency	(141,229)	(1,008)
Change in net unrealized appreciation/depreciation	(35,717,989)	(798,519)
Net realized and unrealized gain (loss)	6,017,478	(357,985)
Net increase (decrease) in net assets resulting from operations	$5,079,444	$(67,640)

See accompanying notes to financial statements.
65

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Asset Growth Fund		UBS Dynamic Alpha Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income (loss)	$88,391	$(38,228)	$932,904	$1,831,889
Net realized gain (loss)	(1,441,627)	6,880,013	13,642,592	8,635,591
Change in net unrealized appreciation/depreciation	(123,772)	(1,150,890)	(8,401,761)	8,435,879
Contributions from advisor	—	—	—	—
Net increase (decrease) in net assets from operations	(1,477,008)	5,690,895	6,173,735	18,903,359
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	(101,974)	(3,213,694)	(294,356)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	—	(101,974)	(3,213,694)	(294,356)
Class C:
Net investment income	—	—	(1,474,152)	—
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	—	(1,474,152)	—
Class P:
Net investment income	—	(12,725)	(6,858,469)	(198,514)
Net realized gain	—	—	—	—
Total Class P dividends and distributions	—	(12,725)	(6,858,469)	(198,514)
Decrease in net assets from dividends and distributions	—	(114,699)	(11,546,315)	(492,870)
Beneficial interest transactions:
Proceeds from shares sold	4,711,764	1,610,145	119,367,903	77,440,021
Shares issued on reinvestment of dividends and distributions	—	109,407	10,374,472	454,046
Cost of shares redeemed	(9,247,926)	(10,549,189)	(132,462,485)	(79,755,521)
Redemption fees	401	244	2,875	36,393
Net decrease in net assets resulting from beneficial interest transactions	(4,535,761)	(8,829,393)	(2,717,235)	(1,825,061)
Decrease in net assets	(6,012,769)	(3,253,197)	(8,089,815)	16,585,428
Net assets, beginning of period	32,268,436	35,521,633	326,472,147	309,886,719
Net assets, end of period	$26,255,667	$32,268,436	$318,382,332	$326,472,147
Accumulated undistributed (distributions in excess of) net investment income	$76,057	$(12,334)	$(8,924,787)	$1,688,624

66

The UBS Funds

Financial statements

	UBS Global Allocation Fund		UBS Multi-Asset Income Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income (loss)	$(938,034)	$165,076	$290,345	$1,256,797
Net realized gain (loss)	41,735,467	68,508,662	440,534	1,258,798
Change in net unrealized appreciation/depreciation	(35,717,989)	18,116,562	(798,519)	1,505,607
Contributions from advisor	—	—	—	32,823
Net increase (decrease) in net assets from operations	5,079,444	86,790,300	(67,640)	4,054,025
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	(4,280,584)	(156,250)	(579,873)
Net realized gain	—	—	(194,660)	(93,081)
Total Class A dividends and distributions	—	(4,280,584)	(350,910)	(672,954)
Class C:
Net investment income	—	(719,266)	(186,201)	(192,209)
Net realized gain	—	—	(429,608)	(38,755)
Total Class C dividends and distributions	—	(719,266)	(615,809)	(230,964)
Class P:
Net investment income	—	(2,051,341)	(284,926)	(605,028)
Net realized gain	—	—	(664,329)	(113,528)
Total Class P dividends and distributions	—	(2,051,341)	(949,255)	(718,556)
Decrease in net assets from dividends and distributions	—	(7,051,191)	(1,915,974)	(1,622,474)
Beneficial interest transactions:
Proceeds from shares sold	54,566,812	11,160,079	12,888,847	3,365,992
Shares issued on reinvestment of dividends and distributions	—	6,342,675	1,625,101	1,408,988
Cost of shares redeemed	(155,110,057)	(185,419,667)	(15,996,052)	(42,916,041)
Redemption fees	6,835	8,544	4	1,044
Net decrease in net assets resulting from beneficial interest transactions	(100,536,410)	(167,908,369)	(1,482,100)	(38,140,017)
Decrease in net assets	(95,456,966)	(88,169,260)	(3,465,714)	(35,708,466)
Net assets, beginning of period	612,790,466	700,959,726	23,581,600	59,290,066
Net assets, end of period	$517,333,500	$612,790,466	$20,115,886	$23,581,600
Accumulated undistributed (distributions in excess of) net investment income	$(3,795,836)	$(2,857,802)	$(331,708)	$5,324

See accompanying notes to financial statements.
67

UBS Asset Growth Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.34	$7.90	$7.08	$8.36	$6.32	$5.59
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.00[3]	(0.06)	(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	(0.51)	1.48	0.98	(0.84)	2.38	1.12
Total income (loss) from investment operations	(0.47)	1.48	0.92	(0.90)	2.29	1.05
Less dividends/distributions:
From net investment income	—	(0.04)	(0.10)	(0.38)	(0.25)	(0.32)
Net asset value, end of period	$8.87	$9.34	$7.90	$7.08	$8.36	$6.32
Total investment return[2]	(5.03)%	18.75%	12.98%	(10.38)%	36.53%	18.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.21%[4]	2.19%	1.90%	1.73%	1.64%	1.62%
Expenses after fee waivers and/or expense reimbursement	1.40%[4]	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income (loss)	0.81%[4]	0.05%	(0.73)%	(0.78)%	(1.14)%	(1.01)%
Supplemental data:
Net assets, end of period (000's)	$14,320	$22,948	$25,047	$31,337	$50,167	$48,479
Portfolio turnover rate	20%	112%	49%	109%	33%	54%

	Class P
	For the six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.34	$7.90	$7.09	$8.36	$6.32	$5.60
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.03	(0.04)	(0.04)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	(0.50)	1.47	0.97	(0.83)	2.38	1.11
Total income (loss) from investment operations	(0.46)	1.50	0.93	(0.87)	2.31	1.06
Less dividends/distributions:
From net investment income	—	(0.06)	(0.12)	(0.40)	(0.27)	(0.34)
Net asset value, end of period	$8.88	$9.34	$7.90	$7.09	$8.36	$6.32
Total investment return[2]	(4.93)%	19.12%	13.21%	(10.07)%	36.66%	18.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.97%[4]	1.94%	1.67%	1.51%	1.43%	1.35%
Expenses after fee waivers and/or expense reimbursement	1.15%[4]	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss)	0.80%[4]	0.30%	(0.48)%	(0.54)%	(0.87)%	(0.72)%
Supplemental data:
Net assets, end of period (000's)	$5,435	$1,757	$1,835	$1,949	$1,395	$185
Portfolio turnover rate	20%	112%	49%	109%	33%	54%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

68

UBS Asset Growth Fund

Financial highlights

	Class C
	For the six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.29	$7.88	$7.05	$8.34	$6.31	$5.58
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	(0.06)	(0.11)	(0.11)	(0.15)	(0.12)
Net realized and unrealized gain (loss)	(0.50)	1.47	0.97	(0.83)	2.37	1.12
Total income (loss) from investment operations	(0.50)	1.41	0.86	(0.94)	2.22	1.00
Less dividends/distributions:
From net investment income	—	—	(0.03)	(0.35)	(0.19)	(0.27)
Net asset value, end of period	$8.79	$9.29	$7.88	$7.05	$8.34	$6.31
Total investment return[2]	(5.38)%	17.89%	12.15%	(11.00)%	35.39%	17.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.99%[4]	2.96%	2.67%	2.51%	2.41%	2.41%
Expenses after fee waivers and/or expense reimbursement	2.15%[4]	2.15%	2.15%	2.15%	2.15%	2.15%
Net investment income (loss)	0.00%[4,5]	(0.72)%	(1.48)%	(1.53)%	(1.89)%	(1.76)%
Supplemental data:
Net assets, end of period (000's)	$6,501	$7,564	$8,640	$9,931	$14,989	$13,792
Portfolio turnover rate	20%	112%	49%	109%	33%	54%

4  Annualized.

5  Amount represents less than 0.05%.

See accompanying notes to financial statements.
69

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$7.24	$6.82	$6.36	$5.98	$5.92	$5.45
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.05	0.07	0.08	0.06	0.02
Net realized and unrealized gain	0.12	0.38	0.50	0.30	0.16	0.75
Total income from investment operations	0.14	0.43	0.57	0.38	0.22	0.77
Less dividends/distributions:
From net investment income	(0.26)	(0.01)	(0.11)	—	(0.16)	(0.30)
Net asset value, end of period	$7.12	$7.24	$6.82	$6.36	$5.98	$5.92
Total investment return[2]	1.89%	6.31%	9.05%	6.18%	3.58%	14.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.43%[3]	1.42%	1.43%	1.60%	1.79%	1.74%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.35%[3]	1.35%	1.35%	1.54%	1.76%	1.72%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%[3]	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.56%[3]	0.66%	0.98%	1.33%	0.95%	0.31%
Supplemental data:
Net assets, end of period (000's)	$91,248	$194,185	$208,369	$160,773	$216,297	$334,131
Portfolio turnover rate	24%	45%	74%	164%	65%	58%

	Class P
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$7.38	$6.96	$6.48	$6.09	$6.03	$5.54
Income (loss) from investment operations:
Net investment income[1]	0.03	0.06	0.09	0.10	0.08	0.03
Net realized and unrealized gain	0.13	0.39	0.52	0.29	0.16	0.78
Total income from investment operations	0.16	0.45	0.61	0.39	0.24	0.81
Less dividends/distributions:
From net investment income	(0.29)	(0.03)	(0.13)	—	(0.18)	(0.32)
Net asset value, end of period	$7.25	$7.38	$6.96	$6.48	$6.09	$6.03
Total investment return[2]	2.14%	6.45%	9.29%	6.57%	3.89%	14.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.13%[3]	1.15%	1.12%	1.28%	1.49%	1.42%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.10%[3]	1.10%	1.10%	1.28%	1.49%	1.42%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%[3]	1.10%	1.10%	1.10%	1.07%	1.04%
Net investment income	0.82%[3]	0.87%	1.25%	1.56%	1.25%	0.56%
Supplemental data:
Net assets, end of period (000's)	$179,760	$81,168	$48,113	$51,807	$87,743	$83,561
Portfolio turnover rate	24%	45%	74%	164%	65%	58%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less

70

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.81	$6.46	$6.02	$5.71	$5.65	$5.21
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.01)	0.02	0.03	0.01	(0.03)
Net realized and unrealized gain	0.11	0.36	0.48	0.28	0.15	0.72
Total income from investment operations	0.10	0.35	0.50	0.31	0.16	0.69
Less dividends/distributions:
From net investment income	(0.21)	—	(0.06)	—	(0.10)	(0.25)
Net asset value, end of period	$6.70	$6.81	$6.46	$6.02	$5.71	$5.65
Total investment return[2]	1.52%	5.42%	8.22%	5.60%	2.82%	13.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.17%[3]	2.18%	2.19%	2.36%	2.55%	2.50%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%[3]	2.10%	2.10%	2.29%	2.51%	2.47%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%[3]	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment income	(0.19)%[3]	(0.09)%	0.24%	0.58%	0.20%	(0.44)%
Supplemental data:
Net assets, end of period (000's)	$47,375	$51,119	$53,405	$49,155	$66,349	$104,146
Portfolio turnover rate	24%	45%	74%	164%	65%	58%

than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.
71

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.04	$9.79	$9.12	$10.27	$8.66	$8.18
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.02	0.01	(0.00)[3]	0.00[3]	0.00[3]
Net realized and unrealized gain (loss)	0.12	1.36	0.88	(0.72)	2.05	1.11
Total income (loss) from investment operations	0.11	1.38	0.89	(0.72)	2.05	1.11
Less dividends/distributions:
From net investment income	—	(0.13)	(0.22)	(0.43)	(0.44)	(0.63)
Net asset value, end of period	$11.15	$11.04	$9.79	$9.12	$10.27	$8.66
Total investment return[2]	1.00%	14.20%	9.86%	(6.83)%	23.87%	13.11%
Ratios to average net assets:
Expenses	1.31%[4]	1.30%	1.28%	1.25%	1.21%	1.21%
Net investment income (loss)	(0.19)%[4]	0.17%	0.12%	(0.03)%	0.05%	0.01%
Supplemental data:
Net assets, end of period (000's)	$238,397	$309,296	$377,781	$494,604	$753,750	$814,760
Portfolio turnover rate	28%	49%	54%	93%	68%	90%

	Class P
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.25	$9.98	$9.30	$10.48	$8.84	$8.34
Income (loss) from investment operations:
Net investment income[1]	0.01	0.05	0.04	0.03	0.04	0.03
Net realized and unrealized gain (loss)	0.12	1.39	0.90	(0.75)	2.07	1.14
Total income (loss) from investment operations	0.13	1.44	0.94	(0.72)	2.11	1.17
Less dividends/distributions:
From net investment income	—	(0.17)	(0.26)	(0.46)	(0.47)	(0.67)
Net asset value, end of period	$11.38	$11.25	$9.98	$9.30	$10.48	$8.84
Total investment return[2]	1.16%	14.56%	10.22%	(6.59)%	24.15%	13.54%
Ratios to average net assets:
Expenses	1.02%[4]	1.00%	0.98%	0.95%	0.92%	0.93%
Net investment income	0.12%[4]	0.51%	0.44%	0.27%	0.35%	0.29%
Supplemental data:
Net assets, end of period (000's)	$122,414	$129,417	$127,751	$132,941	$179,875	$170,517
Portfolio turnover rate	28%	49%	54%	93%	68%	90%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

72

UBS Global Allocation Fund

Financial highlights

	Class C
	Six months ended December 31, 2014	Year ended June 30,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.79	$9.55	$8.89	$10.00	$8.42	$7.96
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.06)	(0.06)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	0.11	1.34	0.86	(0.71)	1.99	1.07
Total income (loss) from investment operations	0.06	1.28	0.80	(0.78)	1.92	1.00
Less dividends/distributions:
From net investment income	—	(0.04)	(0.14)	(0.33)	(0.34)	(0.54)
Net asset value, end of period	$10.85	$10.79	$9.55	$8.89	$10.00	$8.42
Total investment return[2]	0.56%	13.31%	9.11%	(7.66)%	22.90%	12.29%
Ratios to average net assets:
Expenses	2.08%[4]	2.08%	2.06%	2.02%	1.99%	2.00%
Net investment income (loss)	(0.95)[4]	(0.59)%	(0.65)%	(0.80)%	(0.73)%	(0.78)%
Supplemental data:
Net assets, end of period (000's)	$156,522	$174,078	$195,427	$238,054	$348,721	$381,137
Portfolio turnover rate	28%	49%	54%	93%	68%	90%

See accompanying notes to financial statements.
73

UBS Multi-Asset Income Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A	Class C
	For the six months ended December 31, 2014	Year ended June 30,		For the period ended	For the six months ended December 31, 2014
	(unaudited)	2014	2013	June 30, 2012[3]	(unaudited)
Net asset value, beginning of period	$10.56	$10.03	$10.00	$10.00	$10.56
Income (loss) from investment operations:
Net investment income[1]	0.15	0.28	0.29	0.04	0.10
Net realized and unrealized gain (loss)	(0.17)	0.59	0.11	0.01	(0.16)
Net increase from payment by Advisor	—	0.01	—	—	—
Total income (loss) from investment operations	(0.02)	0.88	0.40	0.05	(0.06)
Less dividends/distributions:
From net investment income	(0.30)	(0.31)	(0.33)	(0.05)	(0.27)
From net realized gains	(0.62)	(0.04)	(0.04)	—	(0.62)
Total dividends/distributions	(0.92)	(0.35)	(0.37)	(0.05)	(0.89)
Net asset value, end of period	$9.62	$10.56	$10.03	$10.00	$9.61
Total investment return[2]	(0.20)%	8.94%[5]	3.98%	0.50%	(0.67)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.32%[4]	1.64%	1.76%	2.97%[4]	3.01%[4]
Expenses after fee waivers and/or expense reimbursement	0.95%[4]	0.95%	0.95%	0.95%[4]	1.70%[4]
Net investment income	2.87%[4]	2.69%	2.83%	2.32%[4]	1.97%[4]
Supplemental data:
Net assets, end of period (000's)	$3,023	$15,949	$24,390	$2,743	$6,848
Portfolio turnover rate	58%	130%	116%	17%	58%

	Class P
	For the six months ended December 31, 2014	Year ended June 30,		For the period ended
	(unaudited)	2014	2013	June 30, 2012[3]
Net asset value, beginning of period	$10.57	$10.03	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.15	0.29	0.31	0.06
Net realized and unrealized gain (loss)	(0.15)	0.61	0.12	(0.01)
Net increase from payment by Advisor	—	0.01	—	—
Total income from investment operations	(0.00)	0.91	0.43	0.05
Less dividends/distributions:
From net investment income	(0.32)	(0.33)	(0.36)	(0.05)
From net realized gains	(0.62)	(0.04)	(0.04)	—
Total dividends/distributions	(0.94)	(0.37)	(0.40)	(0.05)
Net asset value, end of period	$9.63	$10.57	$10.03	$10.00
Total investment return[2]	(0.06)%	9.32%[5]	4.23%	0.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.02%[4]	1.17%	1.50%	2.73%[4]
Expenses after fee waivers and/or expense reimbursement	0.70%[4]	0.70%	0.70%	0.70%[4]
Net investment income	2.91%[4]	2.83%	3.01%	3.42%[4]
Supplemental data:
Net assets, end of period (000's)	$10,246	$56	$26,077	$25,118
Portfolio turnover rate	58%	130%	116%	17%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less

74

UBS Multi-Asset Income Fund

Financial highlights

	Year ended June 30,		For the period ended
	2014	2013	June 30, 2012[3]
Net asset value, beginning of period	$10.02	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.20	0.22	0.03
Net realized and unrealized gain (loss)	0.60	0.10	0.01
Net increase from payment by Advisor	0.01	—	—
Total income (loss) from investment operations	0.81	0.32	0.04
Less dividends/distributions:
From net investment income	(0.23)	(0.26)	(0.04)
From net realized gains	(0.04)	(0.04)	—
Total dividends/distributions	(0.27)	(0.30)	(0.04)
Net asset value, end of period	$10.56	$10.02	$10.00
Total investment return[2]	8.26%[5]	3.14%	0.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.39%	2.52%	3.81%[4]
Expenses after fee waivers and/or expense reimbursement	1.70%	1.70%	1.70%[4]
Net investment income	1.91%	2.09%	1.82%[4]
Supplemental data:
Net assets, end of period (000's)	$7,577	$8,824	$1,164
Portfolio turnover rate	130%	116%	17%

than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period April 25, 2012 (commencement of operations) through June 30, 2012.

4  Annualized.

5  During the year ended June 30, 2014, the Advisor reimbursed the Fund for a trading error in the amount of $32,823. If payment from Advisor was not made, total return would have been 8.84%, 8.16% and 9.22% for Class A, C and P, respectively.

See accompanying notes to financial statements.
75

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 14 Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Multi-Asset Income Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund which is classified as "non-diversified" for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class P shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those hold-

76

The UBS Funds

Notes to financial statements

ings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

77

The UBS Funds

Notes to financial statements

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain

78

The UBS Funds

Notes to financial statements

circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2014, except for forward foreign currency contracts for UBS Global Allocation Fund and forward foreign currency contracts, options and swap agreements for UBS Dynamic Alpha Fund for which the average volume during the year was greater than at year end.

Disclosure of derivatives by underlying risk as of and for the period ended December 31, 2014 is as follows:

Asset derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Futures contracts[1]	$855	$758,011	$7,583	$766,449

1  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Futures contracts[1]	$(62,999)	$(52,739)	$(115,738)

1  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended December 31, 2014, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Net realized gain (loss)[1]
Futures contracts	$19,732	$(890,756)	$(633,984)	$(1,505,008)
Change in net unrealized appreciation/depreciation[2]
Futures contracts	$2,548	$574,570	$(114,558)	$462,560

1  Statement of operations location: Net realized gain (loss) on futures contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts.

79

The UBS Funds

Notes to financial statements

Asset derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts[1]	$—	$—	$—	$2,978,358	$2,978,358
Futures contracts[2]	331,449	1,269,486	—	—	1,600,935
Options purchased[1]	19,922	2,346,878	—	—	2,366,800
Swap agreements[1]	7,521,677	—	46,554	—	7,568,231
Total value	$7,873,048	$3,616,364	$46,554	$2,978,358	$14,514,324

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts[1]	$—	$—	$—	$(1,793,722)	$(1,793,722)
Futures contracts[2]	(699,853)	(1,649,650)	—	—	(2,349,503)
Swap agreements[1]	(5,962,956)	—	(145,055)	—	(6,108,011)
Total value	$(6,662,809)	$(1,649,650)	$(145,055)	$(1,793,722)	$(10,251,236)

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended December 31, 2014, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$11,443,091	$11,443,091
Futures contracts	311,813	1,282,817	—	—	1,594,630
Options purchased[2]	1,169	1,277,292	(10,370)	—	1,268,091
Options written	—	1,320,833	—	—	1,320,833
Swap agreements	119,081	—	(3,165,715)	—	(3,046,634)
Total net realized gain (loss)	$432,063	$3,880,942	$(3,176,085)	$11,443,091	$12,580,011
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$3,958,488	$3,958,488
Futures contracts	(710,119)	(798,950)	—	—	(1,509,069)
Options purchased[2]	(1,600)	422,510	5,956	—	426,866
Options written	—	(786,172)	—	—	(786,172)
Swap agreements	733,846	—	(372,990)	—	360,856
Total change in net unrealized appreciation/depreciation	$22,127	$(1,162,612)	$(367,034)	$3,958,488	$2,450,969

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

80

The UBS Funds

Notes to financial statements

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts[1]	$—	$—	$3,787,937	$3,787,937
Futures contracts[2]	3,671,145	2,522,957	—	6,194,102
Options purchased[1]	—	2,105,701	—	2,105,701
Total value	$3,671,145	$4,628,658	$3,787,937	$12,087,740

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts[1]	$—	$—	$(3,695,548)	$(3,695,548)
Futures contracts[2]	(1,179,899)	(945,785)	—	(2,125,684)
Total value	$(1,179,899)	$(945,785)	$(3,695,548)	$(5,821,232)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended December 31, 2014, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$7,941,005	$7,941,005
Futures contracts	6,095,519	3,732,962	—	9,828,481
Options purchased[2]	—	982,324	—	982,324
Total net realized gain	$6,095,519	$4,715,286	$7,941,005	$18,751,810
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$2,915,218	$2,915,218
Futures contracts	1,594,254	294,573	—	1,888,827
Options purchased[2]	—	(95,330)	—	(95,330)
Total change in net unrealized appreciation/depreciation	$1,594,254	$199,243	$2,915,218	$4,708,715

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

81

The UBS Funds

Notes to financial statements

Asset derivatives

	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward foreign currency contracts[1]	$22,232	$22,232

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

Liability derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward foreign currency contracts[1]	$—	$—	$(773)	$(773)
Futures contracts[2]	(19,345)	(13,689)	—	(33,034)
Total value	$(19,345)	$(13,689)	$(773)	$(33,807)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended December 31, 2014, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$435,608	$435,608
Futures contracts	(140,894)	70,449	—	(70,445)
Total net realized gain (loss)	$(140,894)	$70,449	$435,608	$365,163
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$—	$63,204	$63,204
Futures contracts	(10,370)	(13,394)	—	(23,764)
Total change in net unrealized appreciation/depreciation	$(10,370)	$(13,394)	$63,204	$39,440

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in

82

The UBS Funds

Notes to financial statements

the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement.

UBS Dynamic Alpha Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	2,978,358	(1,793,722)
Futures contracts[1]	1,600,935	(2,349,503)
Options purchased	2,366,800	—
Swap agreements	7,568,231	(6,108,011)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	14,514,324	(10,251,236)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(3,967,735)	2,349,503
Total gross amount of assets and liabilities subject to MNA or similar agreements	10,546,589	(7,901,733)

1  Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
CIBC	2,267,876	—	—	2,267,876
CITI	1,081	(1,081)	—	—
GSI	7,521,677	(24,395)	—	7,497,282
JPMCB	164,563	(164,563)	—	—
SSB	591,392	(591,392)	—	—
Total	10,546,589	(781,431)	—	9,765,158
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
CITI	(16,858)	1,081	—	(15,777)
CSFB	(52,851)	—	—	(52,851)
DB	(5,962,956)	—	5,681,000	(281,956)
GSI	(24,395)	24,395	—	—
JPMCB	(795,856)	164,563	—	(631,293)
SSB	(1,048,817)	591,392	—	(457,425)
Total	(7,901,733)	781,431	5,681,000	(1,439,302)

UBS Global Allocation Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	3,787,937	(3,695,548)
Futures contracts	6,194,102	(2,125,684)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	9,982,039	(5,821,232)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(6,194,102)	2,125,684
Total gross amount of assets and liabilities subject to MNA or similar agreements	3,787,937	(3,695,548)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

83

The UBS Funds

Notes to financial statements

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
CSI	699,164	—	—	699,164
GSI	1,002,572	(1,002,572)	—	—
JPMCB	1,855,678	(817,507)	—	1,038,171
SSB	230,523	(43,761)	—	186,762
Total	3,787,937	(1,863,840)	—	1,924,097
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
GSI	(2,834,280)	1,002,572	—	(1,831,708)
JPMCB	(817,507)	817,507	—	—
SSB	(43,761)	43,761	—	—
Total	(3,695,548)	1,863,840	—	(1,831,708)

UBS Multi-Asset Income Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	22,232	(773)
Futures contracts[1]	—	(33,034)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	22,232	(33,807)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	—	33,034
Total gross amount of assets and liabilities subject to MNA or similar agreements	22,232	(773)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
JPMCB	22,232	(773)	—	21,459
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
JPMCB	(773)	773	—	—

1  Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

84

The UBS Funds

Notes to financial statements

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as

85

The UBS Funds

Notes to financial statements

unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin".

Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Funds utilize currency swaps to earn income and enhance returns as well as to manage the risk profile of the Funds. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

86

The UBS Funds

Notes to financial statements

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

87

The UBS Funds

Notes to financial statements

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

88

The UBS Funds

Notes to financial statements

L. Dividends and distributions: It is each Fund's (except UBS Multi-Asset Income Fund) policy to distribute its respective net investment income and net capital gains, if any, annually. Income dividends are normally declared and paid by UBS Multi-Asset Income Fund monthly and net realized capital gains, if any, are declared and distributed at least semi-annually, usually in September and December. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2014, the following Fund recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$1,843

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2014, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee will be calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable.

89

The UBS Funds

Notes to financial statements

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Asset Growth Fund	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%
UBS Global Allocation Fund	0.800	0.750	0.700	0.675	0.650	0.630	0.610

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%
UBS Multi-Asset Income Fund	0.590	0.590	0.590	0.590	0.590	0.590

For UBS Global Allocation Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund, UBS Asset Growth Fund, and UBS Multi-Asset Income Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2014 were as follows:

Fund	Class A expense cap	Class C expense cap	Class P expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Asset Growth Fund	1.40%	2.15%	1.15%	$1,854	$138,342	$119,651
UBS Dynamic Alpha Fund	1.35	2.10	1.10	217,001	1,383,031	91,046
UBS Global Allocation Fund	1.35	2.10	1.10	381,843	2,328,243	—
UBS Multi-Asset Income Fund	0.95	1.70	0.70	(13,819)	66,100	148,695

90

The UBS Funds

Notes to financial statements

Each Fund will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2014 are subject to repayment through June 30, 2018. At December 31, 2014, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2015	Expires June 30, 2016	Expires June 30, 2017	Expires June 30, 2018
UBS Asset Growth Fund—Class A	$523,848	$126,044	$142,026	$185,685	$70,093
UBS Asset Growth Fund—Class C	183,435	41,066	49,000	63,371	29,998
UBS Asset Growth Fund—Class P	48,385	6,265	8,723	13,837	19,560
UBS Dynamic Alpha Fund—Class A	438,466	103,797	137,169	148,450	49,050
UBS Dynamic Alpha Fund—Class C	140,419	40,147	43,765	40,482	16,025
UBS Dynamic Alpha Fund—Class P	63,718	—	9,404	28,343	25,971
UBS Multi-Asset Income Fund—Class A	302,716	4,583	127,379	132,279	38,475
UBS Multi-Asset Income Fund—Class C	156,274	1,602	47,130	59,142	48,400
UBS Multi-Asset Income Fund—Class P	458,235	90,384	210,194	95,837	61,820

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2014, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Asset Growth Fund	$1,693	$10,922
UBS Dynamic Alpha Fund	20,535	122,033
UBS Global Allocation Fund	36,063	220,221
UBS Multi-Asset Income Fund	1,334	8,402

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2014 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at December 31, 2014 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and

91

The UBS Funds

Notes to financial statements

other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at December 31, 2014 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2014, were as follows:

Fund	UBS AG
UBS Global Allocation Fund	$204
UBS Multi-Asset Income Fund	5

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Asset Growth Fund	0.25%	1.00%
UBS Dynamic Alpha Fund	0.25	1.00
UBS Global Allocation Fund	0.25	1.00
UBS Multi-Asset Income Fund	0.25	1.00

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At December 31, 2014, certain Funds owed UBS Global AM (US) distribution and service fees, and for the period ended December 31, 2014, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Asset Growth Fund—Class A	$6,150	$2,867
UBS Asset Growth Fund—Class C	7,000	—
UBS Dynamic Alpha Fund—Class A	40,212	28,406
UBS Dynamic Alpha Fund—Class C	50,814	54
UBS Global Allocation Fund—Class A	102,175	11,063
UBS Global Allocation Fund—Class C	167,953	115
UBS Multi-Asset Income Fund—Class A	1,363	1,129
UBS Multi-Asset Income Fund—Class C	7,502	234

92

The UBS Funds

Notes to financial statements

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the six months ended December 31, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Asset Growth Fund	$2,958
UBS Global Allocation Fund	80,899
UBS Dynamic Alpha Fund	46,396
UBS Multi-Asset Income Fund	5,255

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Asset Growth Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. In addition, UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund received US government agency securities as collateral with a market value of $4,080,296, $327,800 and $4,800,681, respectively, which cannot be resold. The value of loaned securities and related collateral at December 31, 2014 was as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Asset Growth Fund	$4,726,959	$4,824,556	$744,260
UBS Dynamic Alpha Fund	1,898,009	1,944,528	1,616,728
UBS Global Allocation Fund	26,986,743	27,611,604	22,810,923

93

The UBS Funds

Notes to financial statements

6. Purchases and sales of securities

For the six months ended December 31, 2014, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Asset Growth Fund	$2,538,377	$6,985,303
UBS Global Allocation Fund	105,103,421	156,463,749
UBS Dynamic Alpha Fund	46,285,882	57,744,020
UBS Multi-Asset Income Fund	11,765,172	13,245,616

For the six months ended December 31, 2014, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Allocation Fund	$7,135,377	$6,591,918
UBS Multi-Asset Income Fund	801,083	846,843

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2014 were as follows:

	2014
Fund	Distributions paid from net long-term gains	Distributions paid from ordinary income	Total Distributions paid
UBS Asset Growth Fund	$—	$114,699	$114,699
UBS Dynamic Alpha Fund	—	492,870	492,870
UBS Global Allocation Fund	—	7,051,191	7,051,191
UBS Multi-Asset Income Fund	245,364	1,377,110	1,622,474

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

94

The UBS Funds

Notes to financial statements

At June 30, 2014, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration Dates
Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Asset Growth Fund	$12,299,199	$9,543,610	$3,269,324
UBS Dynamic Alpha Fund	113,538,799	202,927,795	46,428,719
UBS Global Allocation Fund	137,722,381	862,762,158	—

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2014, the following Fund incurred, and elected to defer, losses of the following:

Fund	Late year ordinary losses
UBS Asset Growth Fund	$12,334
UBS Global Allocation Fund	4,597,544

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures on the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended December 31, 2014, the Funds did not incur any interest or penalties. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

As of and during the period ended December 31, 2014, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2014, or since inception in the case of UBS Multi-Asset Income Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility outstanding as of or during the period ended December 31, 2014.

95

The UBS Funds

Notes to financial statements

9. Shares of beneficial interest

For the period ended December 31, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Asset Growth Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	19,375	$175,164	4,909	$43,949	481,966	$4,492,651
Shares repurchased	(861,106)	(8,028,652)	(79,257)	(700,553)	(57,935)	(518,721)
Redemption fees	—	239	—	100	—	62
Net increase (decrease)	(841,731)	$(7,853,249)	(74,348)	$(656,504)	424,031	$3,973,992

UBS Dynamic Alpha Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	872,638	$6,388,101	153,644	$1,046,540	15,136,643	$111,933,262
Shares repurchased	(15,283,505)	(110,859,006)	(767,215)	(5,246,888)	(2,204,000)	(16,356,591)
Dividends reinvested	404,483	2,871,827	176,586	1,179,595	875,769	6,323,050
Redemption fees	—	1,010	—	476	—	1,389
Net increase (decrease)	(14,006,384)	$(101,598,068)	(436,985)	$(3,020,277)	13,808,412	$101,901,110

*  Effective July 28, 2014, Class Y shares were renamed Class P shares.

UBS Global Allocation Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	318,624	$3,554,123	34,099	$369,574	4,530,677	$50,643,115
Shares repurchased	(6,941,601)	(76,422,611)	(1,741,791)	(18,769,900)	(5,270,895)	(59,917,546)
Redemption fees	—	2,985	—	1,933	—	1,917
Net decrease	(6,622,977)	$(72,865,503)	(1,707,692)	$(18,398,393)	(740,218)	$(9,272,514)

UBS Multi-Asset Income Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	16,586	$172,090	11,639	$117,031	1,210,531	$12,599,726
Shares repurchased	(1,243,521)	(12,919,646)	(63,769)	(647,287)	(238,160)	(2,429,119)
Dividends reinvested	31,283	312,462	46,578	459,607	86,470	853,032
Redemption fees	—	2	—	1	—	1
Net increase (decrease)	(1,195,652)	$(12,435,092)	(5,552)	$(70,648)	1,058,841	$11,023,640

*  Effective July 28, 2014, Class Y shares were renamed Class P shares.

For the year ended June 30, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

96

The UBS Funds

Notes to financial statements

UBS Asset Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	124,121	$1,088,605	36,491	$315,049	23,991	$206,491
Shares repurchased	(851,961)	(7,260,277)	(319,502)	(2,696,467)	(69,753)	(592,445)
Dividends reinvested	11,634	96,682	—	—	1,535	12,725
Redemption fees	—	174	—	57	—	13
Net decrease	(716,206)	$(6,074,816)	(283,011)	$(2,381,361)	(44,227)	$(373,216)

UBS Dynamic Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,599,284	$32,454,724	1,216,225	$8,057,242	5,081,730	$36,928,055
Shares repurchased	(8,360,195)	(59,064,240)	(1,982,672)	(13,239,060)	(1,033,768)	(7,452,221)
Dividends reinvested	36,239	256,205	—	—	27,477	197,841
Redemption fees	—	24,290	—	6,281	—	5,822
Net increase (decrease)	(3,724,672)	$(26,329,021)	(766,447)	$(5,175,537)	4,075,439	$29,679,497

UBS Global Allocation Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	492,266	$5,100,774	142,668	$1,450,604	431,301	$4,608,701
Shares repurchased	(11,455,365)	(119,301,996)	(4,526,645)	(46,006,971)	(1,900,921)	(20,110,700)
Dividends reinvested	380,019	3,895,196	65,888	662,837	171,107	1,784,642
Redemption fees	—	4,463	—	2,406	—	1,675
Net decrease	(10,583,080)	$(110,301,563)	(4,318,089)	$(43,891,124)	(1,298,513)	$(13,715,682)

UBS Multi-Asset Income Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	268,384	$2,772,709	60,782	$626,106	—	$—
Shares repurchased	(1,240,796)	(12,716,153)	(240,542)	(2,480,987)	(2,664,613)	(27,718,901)
Dividends reinvested	50,239	515,133	17,117	175,299	70,450	718,556
Redemption fees	—	408	—	169	—	467
Net decrease	(922,173)	$(9,427,903)	(162,643)	$(1,679,413)	(2,594,163)	$(26,999,878)

97

The UBS Funds

Federal tax information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site http://www.sec.gov).

98

The UBS Funds

Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1172

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of The UBS Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)              (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)              Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)               Iran related activities disclosure pursuant to Section 13 (r) — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 09, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 09, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	March 09, 2015